UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03462

Meeder Funds Trust

6125 Memorial Drive

Dublin, OH 43017

Bruce McKibben

c/o Meeder Funds Trust

6125 Memorial Drive

Dublin, OH 43017

Registrant’s telephone number, including area code: 800-325-3539

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

Item 1. Report to Stockholders.

MEEDER
INVESTMENT MANAGEMENT

Meeder Funds Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.meederinvestment.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-325-3539 or by sending an email request to meederfunds@meederinvestment.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-325-3539 or send an email request to meederfunds@meederinvestment.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the Fund complex if you invest directly with a Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
Fund Summaries (Unaudited)
Muirfield Fund	4
Spectrum Fund	6
Global Allocation Fund	8
Balanced Fund	10
Moderate Allocation Fund	12
Conservative Allocation Fund	14
Dynamic Allocation Fund	16
Quantex Fund	18
Total Return Bond Fund	20
Prime Money Market Fund	22
Institutional Prime Money Market Fund	24
Financial Statements
Schedules of Investments	27
Statements of Assets & Liabilities	114
Statements of Operations	116
Statements of Changes in Net Assets	118
Financial Highlights	122
Notes to Financial Statements	130
Report of Independent Registered Public Accounting Firm	149
Shareholder Expense Analysis	150
Management of the Trust	152
Other Items	153

This Annual Report is prepared and distributed for the general information of the shareholders of the Funds. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. Investors are advised to consider carefully the investment objectives, risks, charges and expenses of the Fund before investing. The prospectus contains this and other information about the Funds.

Meeder Funds are distributed by Adviser Dealer Services, Inc. (Member FINRA), an affiliate of Meeder Investment Management. An affiliated registered investment adviser, Meeder Asset Management, Inc., serves as the investment adviser to Meeder Funds and is paid a fee for its services.

Letter to Shareholders December 31, 2019

As we enter a new decade, it is important to take a moment and reflect on what has occurred and learn from the past. In the last 100 years, 2010-2019 was the first decade in which the U.S. economy did not experience a recession. It was also a decade where the stock market did not close 20% below its all-time high. The only other decade in the last 100 years that the S&P 500 Index (“S&P 500”) did not experience a drawdown of this magnitude was 1990-1999. Why is this important? A famous quote states that “History does not repeat itself, but it often rhymes.” Therefore, let’s not forget what happened in the decade that followed the 1990’s. In the 2000’s, there were two separate market declines of more than 45%! While we are not predicting another decline of this magnitude, we feel it is important for clients to not ignore the past and have investment managers with the flexibility to navigate this type of volatility.

After a decade of strong returns and economic growth, many investors have become complacent in this current “Goldilocks Economy.” It may not be too hot, or too cold and seems to be “just right.” At Meeder, we believe that the one thing you can always count on is change. We want you to know that we will continue to navigate the market utilizing our data-driven investment models, which eliminate emotion from the investment decision making process.

S&P REACHES NEW HIGH DESPITE IMPEACHMENT

The S&P 500 Index climbed more than 9% in the 4th quarter alone and helped propel the index’s 2019 total return to over 31%. The S&P 500 achieved a total of 35 record highs in 2019, as the trend of growth stocks outperforming their value peers extended throughout the year. During the year, small-cap stocks remained the weakest performing market cap of U.S. equities. Despite their underperformance, the Russell 2000 Index still rose 25%. When comparing individual sectors in 2019, technology leaped far above the others by rising over 50%.

The biggest news of the fourth quarter occurred on December 18th, as the U.S. House of Representatives voted to formally impeach President Trump on two articles – abuse of power and obstruction of Congress. The impeachment process moves to the Senate next, where Supreme Court Chief Justice John Roberts will preside over the case. The Senate will hold a trial and determine if the President is guilty of these charges. If a two-thirds majority of the Senate votes that he is guilty, he would be removed from office.

The only other U.S. Presidents to be formally impeached are President Bill Clinton and President Andrew Johnson, both of which were not convicted or removed from office. Richard Nixon is widely thought to have been impeached but resigned from office before the official impeachment inquiry began. Since the official inquiry was launched against President Trump on October 31, the S&P 500 has risen over 6%.

ECONOMIC DATA REMAINS MIXED

GDP for the third quarter grew 2.1%. A very strong jobs report showed the U.S. created 266,000 jobs compared to the consensus estimates of 187,000 for November, while December showed results of 145,000 below expectations of 160,000. Among the largest sector contributors, Health Care, Social Work, and Manufacturers provided the biggest employment gains. The Leading Economic Index increased by 0.1% in November, exceeding expectations and broke the streak of three consecutive monthly declines. This index is widely followed because it uses 10 leading economic indicators to try and identify peaks and troughs in the business cycle.

While the economy continues to expand, the rate of growth is much slower than it has previously been during this business cycle. Signs of weakness are also starting to show in certain parts of the economy, especially manufacturing. The ISM Manufacturing PMI Index in the U.S. reported levels of 47.2 for December compared to expectations of 49. This was the fifth consecutive month below 50 and was the lowest level since June 2009. A reading below 50 traditionally indicates a contraction in the manufacturing sector.

Data from the Energy Information Administration released this quarter showed that the U.S. is one step closer to becoming energy independent. The U.S. has a long history of being dependent on foreign energy producers. In recent years, the U.S. has increased its energy production, mainly because of an increase in hydraulic fracking. In December, for the first time ever, the U.S. was a net exporter of crude oil and petroleum products for a full month. For perspective, in August 2006, the U.S. was a net importer of more than 13.4 million barrels per day.

CHINA

The world’s second largest economy, China, is feeling the impact of the existing trade environment, as their measure of economic growth recently fell to a 30-year low. On the bright side, the U.S. & China trade negotiations took a positive turn near the end of 2019, as media reports stated both parties have agreed in principle to a Phase 1 trade deal. Details around this deal are still unclear, but early reports state that both sides will suspend future tariffs. This is seen as a good first step by both parties. News of this progress helped bolster market sentiment, but it is important to understand that a complete resolution appears to be far off. Returns for emerging markets have been impacted by this trade dispute, lagging their developed international counterparts in 2019. While the MSCI EAFE Index, which tracks companies within developed international regions, posted returns of 22%, the MSCI Emerging Markets Index only increased by 18%.

FEDERAL RESERVE

In October, the Federal Reserve (“Fed”) met and again cut rates by 0.25%, bringing the overnight lending rate between banks to a range of 1.50% - 1.75%. It was the third 0.25% cut in 2019. This reduction helped provide a tailwind to the performance of bonds, as the Bloomberg Barclays Aggregate Index increased to a total return of 8.7% for the year. The Fed met again in December but left the overnight lending range unchanged. This was expected, as Fed Chairman Jerome Powell stated the board is “strongly committed” to maintaining a 2% inflation level for growth. Until the economy persistently outpaces this level, it is unlikely investors will see any rate hikes from the Federal Open Market Committee. One key measure that is essential to achieving higher inflation is strong consumer spending. It represents over 70% of the U.S. economy and

2019 Annual Report | December 31, 2019	Page 1

continues to be healthy. Consumer confidence also remains high, which was certainly evident during the start of the holiday shopping season. The National Retail Federation estimated there were nearly 190 million shoppers in the U.S. between Black Friday and Cyber Monday, an increase of 14% over last year’s 165.8 million. Data from Adobe Analytics showed that Black Friday online shopping reached a record $7.4 billion.

MEEDER PORTFOLIOS

At Meeder, we manage investment solutions across different risk profiles and time horizons. These strategies utilize a multi-discipline/multi-factor approach that guide us in the allocation of our portfolios. Many of these solutions employ one or more of our core investment strategies; Growth, Defensive Equity and Fixed Income.

GROWTH

Portfolios comprised of the Growth Strategy are more aggressive in their objective and typically remain invested in the stock market. These portfolios captured significant gains during the fourth quarter, as many stock market indices reached new all-time highs. Investors in the Growth Strategy experienced more market volatility than less aggressive portfolios; however, they were rewarded with larger returns, as the stock market grinded substantially higher.

DEFENSIVE EQUITY

Portfolios comprised of the Defensive Equity Strategy utilize investment models that assess the risk/reward relationship of the stock market. The goal is to reduce exposure to the market when that relationship is deemed unfavorable and ultimately, decrease participation in more severe market declines.

The tactical portfolios began the fourth quarter with a target of 100% exposure to the stock market. In October, market risk increased due to concerns over slowing global growth and increased trade tensions between the U.S. and China. As risk increased, short-term trends also turned negative. Our model guided us to reduce the equity exposure to 85%. The Fed then reduced short-term interest rates, by 0.25%, for the third time in 2019. The stock market responded favorably as short- and long-term trends improved, and market risk gradually fell. This led us to steadily increase our exposure back to 100% before the end of November.

In addition to strong momentum in December, there was an improvement in market breadth. As a reminder, market breadth gauges how many industries and stocks are participating in a trend. The number of advancing securities significantly exceeded the number of declining securities in the latter part of December, which is typically a positive sign for the continuation of an uptrend.

FIXED INCOME

The Meeder Fixed Income Strategy tactically shifts portfolio exposure utilizing investment models designed to actively monitor the credit quality, emerging market debt exposure and the U.S. Treasury duration of the portfolio. Our investment models guided us to start the fourth quarter with smaller allocations to emerging market and high yield bonds, primarily due to a deterioration in momentum, volatility and macro factors. Much of this turmoil was likely due to the U.S. Presidential impeachment process combined with uncertainty around the trade war between the U.S. & China. In the middle of October, the U.S. and China reached a partial trade deal, calling it “Phase 1” of the overall trade negotiations and related market volatility subsided. Our investment models then guided us to reduce our holdings in investment-grade and U.S. Treasury holdings and use those proceeds to increase our holdings in both emerging market and high yield bonds. Our investment models continued to favor increased exposure to the two sectors for remainder of the year and the portfolio benefitted from the tailwinds that were produced from the market’s optimism in the U.S. and global economic strength. The U.S. Treasury curve inversion ended during the quarter and it steepened as rates dropped across the front end of the yield curve and the longer-dated treasury yields moved higher.

OUR COMMITTMENT

As we begin a new year, it is important to remember our goal. We are dedicated to keeping clients committed to their investment strategy throughout a full market cycle. We believe that investors often make the biggest mistakes when they become emotional, rather than utilizing data when making investment decisions. Therefore, we continue to utilize and refine our data-driven investment models to make fact-based decisions when allocating our portfolios. We believe a systematic approach, based on the highest probability outcomes, will generate a better risk-adjusted return for investors over a full market cycle. We believe this focus helps clients stay committed to their investment strategy and ultimately reach their investment destination. Thank you once again for giving us the opportunity to be part of your investment journey.

Robert S. Meeder
President and CEO
Meeder Asset Management, Inc.

Page 2	2019 Annual Report | December 31, 2019

2019 Annual Report
Fund Summaries

Muirfield Fund

The Meeder Muirfield Fund Institutional Class returned 14.01% compared to the Morningstar Moderate Target Risk Index return of 19.03%.

After market volatility spiked and our model scores weakened at the end of 2018, we began the year with a 15% target exposure to the stock market. During the first quarter, our model identified institutional demand for stocks increasing and both short-term and long-term trends had turned positive. We increased our target equity exposure to 69% by the end of March. Our measure of market volatility continued to fall and was the primary driver for the steady increase in equity exposure, which reached as high as 98% in early May. Poor economic data released throughout May confirmed the U.S. economy’s rate of growth was slowing. By the start of June, we had reduced exposure to the stock market to 81%. In mid-June, our models identified a significant increase in the demand for stocks, causing us to gradually increase our exposure until reaching 100% near the end of June.

The ongoing trade war between U.S. and China escalated further, causing our internal measure of market risk to elevate and short-term trend factors to turn negative. We decreased our model portfolio’s target exposure to equities to a low of 79% toward the end of August. By mid-September, the S&P 500 broke out of its short-term trading range and the number of advancing securities relative to declining securities also reached an extremely high level. This positive market breadth improved the score of the short-term model and was one reason why we increased our exposure to 100% by the middle of September. In October, market risk increased due to concerns over slowing global growth and increased trade tensions between the U.S. and China. As risk increased, short-term trends also turned negative. Our model guided us to reduce the equity exposure to 85%. The Federal Reserve then reduced short-term interest rates, by 0.25%, for the third time in 2019. The stock market responded favorably as short- and long-term trends improved, and market risk gradually fell. This led us to steadily increase our exposure back to 100% before the end of November, and we remained fully invested through the end of the year.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. Due primarily to relative momentum factors, our exposure to international holdings among both developed international and emerging market securities was underweight relative to the benchmark. Our underweight exposure to international markets contributed to performance relative to the benchmark in 2019.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2019, securities with exposure to short-term momentum and value characteristics, such as low book-to-price, contributed to performance. Companies with strong profitability detracted from performance.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the Fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage equity exposure of the Fund had a positive impact on the performance of the Fund relative to the benchmark index during 2019.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2019

	1 Year	5 Year	10 Year	Share Class Inception Date
Muirfield Fund Retail Class	13.53%	5.62%	8.45%	8/10/88
Muirfield Fund Institutional Class	14.01%	5.91%	8.60%	10/31/16
Muirfield Fund Adviser Class	13.81%	5.79%	8.54%	10/31/16
Morningstar Moderate Target Risk Index	19.03%	6.75%	7.72%	—
Blended Index	19.17%	7.50%	8.38%	—

Top 10 Holdings
as of December 31, 2019

1.	Apple, Inc.	3.5%
2.	Microsoft Corp.	3.2%
3.	Amazon.com, Inc.	1.8%
4.	Alphabet, Inc. - Class C	1.6%
5.	Berkshire Hathaway, Inc. - Class B	1.4%
6.	MasterCard, Inc.	1.3%
7.	Facebook, Inc.	1.1%
8.	PepsiCo, Inc.	1.1%
9.	Verizon Communications, Inc.	1.0%
10.	Citigroup, Inc.	1.0%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Page 4	2019 Annual Report | December 31, 2019

Growth of $10,000
as of December 31, 2019

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Sector Concentration
as of December 31, 2019

Information Technology	27.5%
Healthcare	19.2%
Financials	11.5%
Consumer Discretionary	10.7%
Communication Services	8.7%
Industrials	6.2%
Consumer Staples	5.6%
Real Estate Investment Trust	3.9%
Energy	3.7%
Materials	1.9%
Utilities	1.1%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2019

Common Stocks	79.1%
Money Market Registered Investment Companies	19.3%
Bank Obligations	0.1%
Other Assets/Liabilities (Net)	1.5%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Blended Index is comprised 60% of the S&P 500 Index and 40% of 90-day T-bills.

2019 Annual Report | December 31, 2019	Page 5

Spectrum Fund

The Meeder Spectrum Fund Institutional Class returned 13.44% for the year ended December 31, 2019, compared to the Morningstar Moderate Target Risk Index return of 19.03%.

After market volatility spiked and our model scores weakened at the end of 2018, we began the year with a 15% target exposure to the stock market. During the first quarter, our model identified institutional demand for stocks increasing and both short-term and long-term trends had turned positive. We increased our target equity exposure to 69% by the end of March. Our measure of market volatility continued to fall and was the primary driver for the steady increase in equity exposure, which reached as high as 98% in early May. Poor economic data released throughout May confirmed the U.S. economy’s rate of growth was slowing. By the start of June, we had reduced exposure to the stock market to 81%. In mid-June, our models identified a significant increase in the demand for stocks, causing us to gradually increase our exposure until reaching 100% near the end of June.

The ongoing trade war between U.S. and China escalated further, causing our internal measure of market risk to elevate and short-term trend factors to turn negative. We decreased our model portfolio’s target exposure to equities to a low of 79% toward the end of August. By mid-September, the S&P 500 broke out of its short-term trading range and the number of advancing securities relative to declining securities also reached an extremely high level. This positive market breadth improved the score of the short-term model and was one reason why we increased our exposure to 100% by the middle of September. In October, market risk increased due to concerns over slowing global growth and increased trade tensions between the U.S. and China. As risk increased, short-term trends also turned negative. Our model guided us to reduce the equity exposure to 85%. The Federal Reserve then reduced short-term interest rates, by 0.25%, for the third time in 2019. The stock market responded favorably as short- and long-term trends improved, and market risk gradually fell. This led us to steadily increase our exposure back to 100% before the end of November, and we remained fully invested through the end of the year.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. Due primarily to relative momentum factors, our exposure to international holdings among both developed international and emerging market securities was underweight relative to the benchmark. Our underweight exposure to international markets contributed to performance relative to the benchmark in 2019.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2019, securities with exposure to short-term momentum and value characteristics, such as low book-to-price, contributed to performance. Companies with strong profitability detracted from performance.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the Fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage equity exposure of the Fund had a positive impact on the performance of the Fund relative to the benchmark index during 2019.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2019

	1 Year	Since Inception	Share Class Inception Date
Spectrum Fund Retail Class	13.03%	6.48%	1/1/15
Spectrum Fund Institutional Class	13.44%	6.77%	10/31/16
Spectrum Fund Adviser Class	13.17%	6.66%	10/31/16
Morningstar Moderate Target Risk Index	19.03%	6.76%	—
Blended Index	19.17%	7.51%	—

Top 10 Holdings
as of December 31, 2019

1.	Apple, Inc.	2.8%
2.	Microsoft Corp.	2.5%
3.	Amazon.com, Inc.	1.5%
4.	Alphabet, Inc. - Class C	1.3%
5.	Berkshire Hathaway, Inc. - Class B	1.0%
6.	Facebook, Inc.	0.9%
7.	MasterCard, Inc.	0.8%
8.	Verizon Communications, Inc.	0.8%
9.	Johnson & Johnson	0.8%
10.	Bank of America Corp.	0.8%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Page 6	2019 Annual Report | December 31, 2019

Growth of $10,000
as of December 31, 2019

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Sector Concentration
as of December 31, 2019

Long Positions
Financials	19.8%
Information Technology	19.6%
Healthcare	12.9%
Industrials	11.6%
Consumer Discretionary	9.1%
Communication Services	7.0%
Consumer Staples	5.0%
Utilities	4.4%
Energy	3.8%
Real Estate Investment Trust	3.6%
Materials	3.2%
Total Long	100.0%

Short Positions
Financials	38.1%
Industrials	18.6%
Utilities	13.0%
Information Technology	8.1%
Materials	6.3%
Consumer Discretionary	5.1%
Consumer Staples	3.1%
Real Estate Investment Trust	2.7%
Healthcare	2.1%
Communication Services	1.8%
Energy	1.1%
Total Short	100.0%

Total long as a percentage of total long common stocks. Total short as a percentage of total short common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2019

Long Common Stocks	98.3%
Short Common Stocks	(33.5)%
Money Market Registered Investment Companies	2.8%
Other Assets/Liabilities (Net)	32.4%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Blended Index is comprised 60% of the S&P 500 Index and 40% of 90-day T-bills.

2019 Annual Report | December 31, 2019	Page 7

Global Allocation Fund

The Meeder Global Allocation Fund Institutional Class returned 13.66% compared to the Morningstar Global Allocation Index benchmark return of 18.53%.

The Fund invests in domestic equity markets but will generally hold securities in emerging market and developed international equities as well. We alter the allocation to the international markets based on indications from our quantitative models. Additionally, the strategy can reduce equity exposure when it is deemed to be a high-risk market environment.

After market volatility spiked and our model scores weakened at the end of 2018, we began the year with a 15% target exposure to the stock market. During the first quarter, our model identified institutional demand for stocks increasing and both short-term and long-term trends had turned positive. We increased our target equity exposure to 69% by the end of March. Our measure of market volatility continued to fall and was the primary driver for the steady increase in equity exposure, which reached as high as 98% in early May. Poor economic data released throughout May confirmed the U.S. economy’s rate of growth was slowing. By the start of June, we had reduced exposure to the stock market to 81%. In mid-June, our models identified a significant increase in the demand for stocks, causing us to gradually increase our exposure until reaching 100% near the end of June.

The ongoing trade war between U.S. and China escalated further, causing our internal measure of market risk to elevate and short-term trend factors to turn negative. We decreased our model portfolio’s target exposure to equities to a low of 79% toward the end of August. By mid-September, the S&P 500 broke out of its short-term trading range and the number of advancing securities relative to declining securities also reached an extremely high level. This positive market breadth improved the score of the short-term model and was one reason why we increased our exposure to 100% by the middle of September. In October, market risk increased due to concerns over slowing global growth and increased trade tensions between the U.S. and China. As risk increased, short-term trends also turned negative. Our model guided us to reduce the equity exposure to 85%. The Federal Reserve then reduced short-term interest rates, by 0.25%, for the third time in 2019. The stock market responded favorably as short- and long-term trends improved, and market risk gradually fell. This led us to steadily increase our exposure back to 100% before the end of November, and we remained fully invested through the end of the year.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. Due primarily to relative momentum factors, our exposure to international holdings among both developed international and emerging market securities was underweight relative to the benchmark. Our underweight exposure to international markets detracted from performance relative to the benchmark in 2019.

Early in January, momentum factors improved in our fixed income models and we increased the portfolio’s allocation to high yield and emerging markets debt sectors. Roughly two-thirds of the portfolio remained allocated to more conservative U.S. Government securities and investment-grade bonds. The Fed took a dovish pivot in mid-March, announcing that it was “unlikely” there would be rate hikes in 2019. This reversed their earlier forecast of two rate increases. After the statement, Treasury prices increased as yields declined across the U.S. yield curve and portions of the yield curve inverted, as the 10-Year Treasury yield fell below the 3-month Treasury yield. The Fed maintained a dovish stance in the 2nd quarter due to mixed economic data and continued low inflation, eventually cutting overnight rates by 0.25% on the final day of July, as the U.S. and China trade negotiations continued to add to market uncertainty.

In the middle of August, a potential recessionary warning signal flashed as the 10-year U.S. Treasury yield fell below the 2-year U.S. Treasury, followed by an inversion of the U.S. Treasury yield curve for the first time since 2007. Our models signaled a change in sector positioning and we reallocated the portfolio to a more conservative position with a reduction in high yield and emerging market debt and an increase in investment-grade securities and U.S. Treasuries. In September, the Fed cut the policy rate for the second time this year by 0.25%. However, market concerns started to ease in the middle of October as the U.S. and China reached a partial trade deal, calling it “Phase 1” of the overall trade negotiations, causing related market volatility to subside.

Our investment models then guided us to reduce our holdings in investment-grade and U.S. Treasury holdings and use those proceeds to increase our holdings in both emerging market and high yield bonds. Our investment models continued to favor increased exposure to the two sectors for remainder of the year and the portfolio benefitted from the tailwinds that were produced from the market’s optimism in the U.S. and global economic strength. The U.S. Treasury curve inversion ended during the quarter and it steepened as rates dropped across the front end of the yield curve and the longer-dated treasury yields moved higher. The portfolio’s treasury allocation’s duration was slightly higher than the benchmark during the second and third quarter and remained below the benchmark during the first and the fourth quarter. Portfolio duration remained slightly shorter than the benchmark throughout the year.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2019, securities with exposure to short-term momentum and value characteristics, such as low book-to-price, contributed to performance. Companies with strong profitability detracted from performance.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the Fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage equity exposure of the Fund had a positive impact on the performance of the Fund relative to the benchmark index during 2019.

Page 8	2019 Annual Report | December 31, 2019

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2019

	1 Year	5 Year	10 Year	Share Class Inception Date
Global Allocation Fund Retail Class	13.17%	4.36%	7.28%	1/31/06
Global Allocation Fund Institutional Class	13.66%	4.68%	7.44%	10/31/16
Global Allocation Fund Adviser Class	13.34%	4.55%	7.38%	10/31/16
Morningstar Global Allocation Index	18.53%	6.58%	7.08%	—
Blended Index	15.69%	5.37%	5.50%	—

Growth of $10,000
as of December 31, 2019

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings
as of December 31, 2019

1.	iShares Core MSCI EAFE ETF	5.4%
2.	Apple, Inc.	2.0%
3.	Microsoft Corp.	2.0%
4.	iShares Core MSCI Emerging Markets ETF	1.3%
5.	Amazon.com, Inc.	1.1%
6.	Berkshire Hathaway, Inc. - Class B	1.0%
7.	Vanguard Total Bond Market ETF	1.0%
8.	iShares Core U.S. Aggregate Bond ETF	1.0%
9.	Alphabet, Inc. - Class C	0.9%
10.	Verizon Communications, Inc.	0.7%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Sector Concentration
as of December 31, 2019

Information Technology	27.3%
Healthcare	19.2%
Financials	12.5%
Communication Services	9.1%
Consumer Discretionary	8.9%
Industrials	6.8%
Consumer Staples	5.4%
Real Estate Investment Trust	3.9%
Energy	3.7%
Materials	1.9%
Utilities	1.3%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2019

Common Stocks	44.8%
Equity Registered Investment Companies	6.7%
Fixed Income Registered Investment Companies	8.4%
Money Market Registered Investment Companies	33.0%
Bank Obligations	1.5%
U.S. Government Obligations	1.1%
Other Assets/Liabilities (Net)	4.5%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Blended Index is comprised of 54% MSCI ACWI, 36% of 90 day T-Bills and 10% Bloomberg Barclays US Aggregate Bond Index.

2019 Annual Report | December 31, 2019	Page 9

Balanced Fund

The Meeder Balanced Fund Institutional Class returned 12.77% for the year compared to the Morningstar Moderate Target Risk Index return of 19.03%. The Fund maintains exposure to both equity and fixed income.

After market volatility spiked and our model scores weakened at the end of 2018, we began the year with a 15% target exposure to the stock market. During the first quarter, our model identified institutional demand for stocks increasing and both short-term and long-term trends had turned positive. We increased our target equity exposure to 69% by the end of March. Our measure of market volatility continued to fall and was the primary driver for the steady increase in equity exposure, which reached as high as 98% in early May. Poor economic data released throughout May confirmed the U.S. economy’s rate of growth was slowing. By the start of June, we had reduced exposure to the stock market to 81%. In mid-June, our models identified a significant increase in the demand for stocks, causing us to gradually increase our exposure until reaching 100% near the end of June.

The ongoing trade war between U.S. and China escalated further, causing our internal measure of market risk to elevate and short-term trend factors to turn negative. We decreased our model portfolio’s target exposure to equities to a low of 79% toward the end of August. By mid-September, the S&P 500 broke out of its short-term trading range and the number of advancing securities relative to declining securities also reached an extremely high level. This positive market breadth improved the score of the short-term model and was one reason why we increased our exposure to 100% by the middle of September. In October, market risk increased due to concerns over slowing global growth and increased trade tensions between the U.S. and China. As risk increased, short-term trends also turned negative. Our model guided us to reduce the equity exposure to 85%. The Federal Reserve then reduced short-term interest rates, by 0.25%, for the third time in 2019. The stock market responded favorably as short- and long-term trends improved, and market risk gradually fell. This led us to steadily increase our exposure back to 100% before the end of November, and we remained fully invested through the end of the year.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. Due primarily to relative momentum factors, our exposure to international holdings among both developed international and emerging market securities was underweight relative to the benchmark. Our underweight exposure to international markets contributed to performance relative to the benchmark in 2019.

Early in January, momentum factors improved in our fixed income models and we increased the portfolio’s allocation to high yield and emerging markets debt sectors. Roughly two-thirds of the portfolio remained allocated to more conservative U.S. Government securities and investment-grade bonds. The Fed took a dovish pivot in mid-March, announcing that it was “unlikely” there would be rate hikes in 2019. This reversed their earlier forecast of two rate increases. After the statement, Treasury prices increased as yields declined across the U.S. yield curve and portions of the yield curve inverted, as the 10-Year Treasury yield fell below the 3-month Treasury yield. The Fed maintained a dovish stance in the 2nd quarter due to mixed economic data and continued low inflation, eventually cutting overnight rates by 0.25% on the final day of July, as the U.S. and China trade negotiations continued to add to market uncertainty.

In the middle of August, a potential recessionary warning signal flashed as the 10-year U.S. Treasury yield fell below the 2-year U.S. Treasury, followed by an inversion of the U.S. Treasury yield curve for the first time since 2007. Our models signaled a change in sector positioning and we reallocated the portfolio to a more conservative position with a reduction in high yield and emerging market debt and an increase in investment-grade securities and U.S. Treasuries. In September, the Fed cut the policy rate for the second time this year by 0.25%. However, market concerns started to ease in the middle of October as the U.S. and China reached a partial trade deal, calling it “Phase 1” of the overall trade negotiations, causing related market volatility to subside. Our investment models then guided us to reduce our holdings in investment-grade and U.S. Treasury holdings and use those proceeds to increase our holdings in both emerging market and high yield bonds.

Our investment models continued to favor increased exposure to the two sectors for remainder of the year and the portfolio benefitted from the tailwinds that were produced from the market’s optimism in the U.S. and global economic strength. The U.S. Treasury curve inversion ended during the quarter and it steepened as rates dropped across the front end of the yield curve and the longer-dated treasury yields moved higher. The portfolio’s treasury allocation’s duration was slightly higher than the benchmark during the second and third quarter and remained below the benchmark during the first and the fourth quarter. Portfolio duration remained slightly shorter than the benchmark throughout the year.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2019, securities with exposure to short-term momentum and value characteristics, such as low book-to-price, contributed to performance. Companies with strong profitability detracted from performance.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the Fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage equity exposure of the Fund had a positive impact on the performance of the Fund relative to the benchmark index during 2019.

Page 10	2019 Annual Report | December 31, 2019

Investment Objective

The investment objective of the Fund is to provide income and long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2019

	1 Year	5 Year	10 Year	Share Class Inception Date
Balanced Fund Retail Class	12.29%	4.54%	6.52%	1/31/06
Balanced Fund Institutional Class	12.77%	4.82%	6.66%	10/31/16
Balanced Fund Adviser Class	12.59%	4.74%	6.62%	10/31/16
Morningstar Moderate Target Risk Index	19.03%	6.75%	7.72%	—
Blended Index	16.03%	6.24%	7.06%	—

Growth of $10,000
as of December 31, 2019

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings
as of December 31, 2019

1.	Vanguard Total Bond Market ETF	3.0%
2.	iShares Core U.S. Aggregate Bond ETF	2.9%
3.	Apple, Inc.	2.3%
4.	Microsoft Corp.	2.1%
5.	Xtrackers USD High Yield Corporate Bond ETF	2.1%
6.	Dodge & Cox Income Fund	1.8%
7.	Baird Core Plus Bond Fund - Class I	1.6%
8.	PGIM Total Return Bond Fund - Class R6	1.5%
9.	Pioneer Bond Fund - Class Y	1.5%
10.	Lord Abbett High Yield Fund - Class I	1.3%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Sector Concentration
as of December 31, 2019

Information Technology	27.5%
Healthcare	19.2%
Financials	11.5%
Consumer Discretionary	10.5%
Communication Services	8.6%
Industrials	6.1%
Consumer Staples	5.9%
Real Estate Investment Trust	3.9%
Energy	3.8%
Materials	1.9%
Utilities	1.1%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2019

Common Stocks	52.3%
Fixed Income Registered Investment Companies	26.0%
Money Market Registered Investment Companies	16.5%
Bank Obligations	0.2%
U.S. Government Obligations	3.5%
Other Assets/Liabilities (Net)	1.5%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Blended Index is comprised 42% of the S&P 500 Index, 28% of the average 90-day T-bills, and 30% of the Bloomberg Barclays US Aggregate Bond Index.

2019 Annual Report | December 31, 2019	Page 11

Moderate Allocation Fund

The Meeder Moderate Allocation Fund Institutional Class returned 11.52% compared to the Morningstar Moderate Conservative Target Risk Index return of 15.25%.

After market volatility spiked and our model scores weakened at the end of 2018, we began the year with a 15% target exposure to the stock market. During the first quarter, our model identified institutional demand for stocks increasing and both short-term and long-term trends had turned positive. We increased our target equity exposure to 69% by the end of March. Our measure of market volatility continued to fall and was the primary driver for the steady increase in equity exposure, which reached as high as 98% in early May. Poor economic data released throughout May confirmed the U.S. economy’s rate of growth was slowing. By the start of June, we had reduced exposure to the stock market to 81%. In mid-June, our models identified a significant increase in the demand for stocks, causing us to gradually increase our exposure until reaching 100% near the end of June.

The ongoing trade war between U.S. and China escalated further, causing our internal measure of market risk to elevate and short-term trend factors to turn negative. We decreased our model portfolio’s target exposure to equities to a low of 79% toward the end of August. By mid-September, the S&P 500 broke out of its short-term trading range and the number of advancing securities relative to declining securities also reached an extremely high level. This positive market breadth improved the score of the short-term model and was one reason why we increased our exposure to 100% by the middle of September. In October, market risk increased due to concerns over slowing global growth and increased trade tensions between the U.S. and China. As risk increased, short-term trends also turned negative. Our model guided us to reduce the equity exposure to 85%. The Federal Reserve then reduced short-term interest rates, by 0.25%, for the third time in 2019. The stock market responded favorably as short- and long-term trends improved, and market risk gradually fell. This led us to steadily increase our exposure back to 100% before the end of November, and we remained fully invested through the end of the year.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. Due primarily to relative momentum factors, our exposure to international holdings among both developed international and emerging market securities was underweight relative to the benchmark. Our underweight exposure to international markets contributed to performance relative to the benchmark in 2019.

Early in January, momentum factors improved in our fixed income models and we increased the portfolio’s allocation to high yield and emerging markets debt sectors. Roughly two-thirds of the portfolio remained allocated to more conservative U.S. Government securities and investment-grade bonds. The Fed took a dovish pivot in mid-March, announcing that it was “unlikely” there would be rate hikes in 2019. This reversed their earlier forecast of two rate increases. After the statement, Treasury prices increased as yields declined across the U.S. yield curve and portions of the yield curve inverted, as the 10-Year Treasury yield fell below the 3-month Treasury yield. The Fed maintained a dovish stance in the 2nd quarter due to mixed economic data and continued low inflation, eventually cutting overnight rates by 0.25% on the final day of July, as the U.S. and China trade negotiations continued to add to market uncertainty.

In the middle of August, a potential recessionary warning signal flashed as the 10-year U.S. Treasury yield fell below the 2-year U.S. Treasury, followed by an inversion of the U.S. Treasury yield curve for the first time since 2007. Our models signaled a change in sector positioning and we reallocated the portfolio to a more conservative position with a reduction in high yield and emerging market debt and an increase in investment-grade securities and U.S. Treasuries. In September, the Fed cut the policy rate for the second time this year by 0.25%. However, market concerns started to ease in the middle of October as the U.S. and China reached a partial trade deal, calling it “Phase 1” of the overall trade negotiations, causing related market volatility to subside. Our investment models then guided us to reduce our holdings in investment-grade and U.S. Treasury holdings and use those proceeds to increase our holdings in both emerging market and high yield bonds.

Our investment models continued to favor increased exposure to the two sectors for remainder of the year and the portfolio benefitted from the tailwinds that were produced from the market’s optimism in the U.S. and global economic strength. The U.S. Treasury curve inversion ended during the quarter and it steepened as rates dropped across the front end of the yield curve and the longer-dated treasury yields moved higher. The portfolio’s treasury allocation’s duration was slightly higher than the benchmark during the second and third quarter and remained below the benchmark during the first and the fourth quarter. Portfolio duration remained slightly shorter than the benchmark throughout the year.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2019, securities with exposure to short-term momentum and value characteristics, such as low book-to-price, contributed to performance. Companies with strong profitability detracted from performance.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the Fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage equity exposure of the Fund had a positive impact on the performance of the Fund relative to the benchmark index during 2019.

Page 12	2019 Annual Report | December 31, 2019

Investment Objective

The investment objective of the Fund is to provide total return, including capital appreciation, and current income.

Average Annual Total Returns
as of December 31, 2019

	1 Year	Since Inception	Share Class Inception Date
Moderate Allocation Fund Retail Class	11.13%	6.86%	6/30/15
Moderate Allocation Fund Institutional Class	11.52%	7.18%	10/31/16
Moderate Allocation Fund Adviser Class	11.45%	7.06%	10/31/16
Morningstar Moderate Conservative Target Risk Index	15.25%	6.03%	—
Blended Index	13.94%	5.87%	—

Growth of $10,000
as of December 31, 2019

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings
as of December 31, 2019

1.	Vanguard Total Bond Market ETF	4.9%
2.	iShares Core U.S. Aggregate Bond ETF	4.9%
3.	Xtrackers USD High Yield Corporate Bond ETF	3.5%
4.	Dodge & Cox Income Fund	3.0%
5.	Baird Core Plus Bond Fund - Class I	2.6%
6.	PGIM Total Return Bond Fund - Class R6	2.6%
7.	Pioneer Bond Fund - Class Y	2.6%
8.	iShares JP Morgan USD Emerging Markets Bond ETF	2.2%
9.	Lord Abbett High Yield Fund - Class I	2.2%
10.	Segall Bryant & Hamill Plus Bond Fund - Class I	2.2%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Sector Concentration
as of December 31, 2019

Information Technology	27.7%
Healthcare	19.0%
Financials	11.7%
Consumer Discretionary	10.3%
Communication Services	8.3%
Consumer Staples	6.2%
Industrials	6.0%
Real Estate Investment Trust	3.9%
Energy	3.6%
Materials	2.1%
Utilities	1.2%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2019

Common Stocks	35.9%
Fixed Income Registered Investment Companies	43.4%
Money Market Registered Investment Companies	13.0%
Bank Obligations	0.1%
U.S. Government Obligations	5.9%
Other Assets/Liabilities (Net)	1.7%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Blended Index is comprised 30% of the S&P 500 Index, 20% of the average 90-day T-bills, and 50% of the Bloomberg Barclays US Aggregate Bond Index.

2019 Annual Report | December 31, 2019	Page 13

Conservative Allocation Fund

The Meeder Conservative Allocation Fund Institutional Class returned 10.61% compared to the Morningstar Conservative Target Risk Index return of 11.22%.

After market volatility spiked and our model scores weakened at the end of 2018, we began the year with a 15% target exposure to the stock market. During the first quarter, our model identified institutional demand for stocks increasing and both short-term and long-term trends had turned positive. We increased our target equity exposure to 69% by the end of March. Our measure of market volatility continued to fall and was the primary driver for the steady increase in equity exposure, which reached as high as 98% in early May. Poor economic data released throughout May confirmed the U.S. economy’s rate of growth was slowing. By the start of June, we had reduced exposure to the stock market to 81%. In mid-June, our models identified a significant increase in the demand for stocks, causing us to gradually increase our exposure until reaching 100% near the end of June.

The ongoing trade war between U.S. and China escalated further, causing our internal measure of market risk to elevate and short-term trend factors to turn negative. We decreased our model portfolio’s target exposure to equities to a low of 79% toward the end of August. By mid-September, the S&P 500 broke out of its short-term trading range and the number of advancing securities relative to declining securities also reached an extremely high level. This positive market breadth improved the score of the short-term model and was one reason why we increased our exposure to 100% by the middle of September. In October, market risk increased due to concerns over slowing global growth and increased trade tensions between the U.S. and China. As risk increased, short-term trends also turned negative. Our model guided us to reduce the equity exposure to 85%. The Federal Reserve then reduced short-term interest rates, by 0.25%, for the third time in 2019. The stock market responded favorably as short- and long-term trends improved, and market risk gradually fell. This led us to steadily increase our exposure back to 100% before the end of November, and we remained fully invested through the end of the year.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. Due primarily to relative momentum factors, our exposure to international holdings among both developed international and emerging market securities was underweight relative to the benchmark. Our underweight exposure to international markets contributed to performance relative to the benchmark in 2019.

Early in January, momentum factors improved in our fixed income models and we increased the portfolio’s allocation to high yield and emerging markets debt sectors. Roughly two-thirds of the portfolio remained allocated to more conservative U.S. Government securities and investment-grade bonds. The Fed took a dovish pivot in mid-March, announcing that it was “unlikely” there would be rate hikes in 2019. This reversed their earlier forecast of two rate increases. After the statement, Treasury prices increased as yields declined across the U.S. yield curve and portions of the yield curve inverted, as the 10-Year Treasury yield fell below the 3-month Treasury yield. The Fed maintained a dovish stance in the 2nd quarter due to mixed economic data and continued low inflation, eventually cutting overnight rates by 0.25% on the final day of July, as the U.S. and China trade negotiations continued to add to market uncertainty.

In the middle of August, a potential recessionary warning signal flashed as the 10-year U.S. Treasury yield fell below the 2-year U.S. Treasury, followed by an inversion of the U.S. Treasury yield curve for the first time since 2007. Our models signaled a change in sector positioning and we reallocated the portfolio to a more conservative position with a reduction in high yield and emerging market debt and an increase in investment-grade securities and U.S. Treasuries. In September, the Fed cut the policy rate for the second time this year by 0.25%. However, market concerns started to ease in the middle of October as the U.S. and China reached a partial trade deal, calling it “Phase 1” of the overall trade negotiations, causing related market volatility to subside.

Our investment models then guided us to reduce our holdings in investment-grade and U.S. Treasury holdings and use those proceeds to increase our holdings in both emerging market and high yield bonds. Our investment models continued to favor increased exposure to the two sectors for remainder of the year and the portfolio benefitted from the tailwinds that were produced from the market’s optimism in the U.S. and global economic strength. The U.S. Treasury curve inversion ended during the quarter and it steepened as rates dropped across the front end of the yield curve and the longer-dated treasury yields moved higher. The portfolio’s treasury allocation’s duration was slightly higher than the benchmark during the second and third quarter and remained below the benchmark during the first and the fourth quarter. Portfolio duration remained slightly shorter than the benchmark throughout the year.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2019, securities with exposure to short-term momentum and value characteristics, such as low book-to-price, contributed to performance. Companies with strong profitability detracted from performance.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the Fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage equity exposure of the Fund had a positive impact on the performance of the Fund relative to the benchmark index during 2019.

Page 14	2019 Annual Report | December 31, 2019

Investment Objective

The investment objective of the Fund is to provide income and long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2019

	1 Year	5 Year	10 Year	Share Class Inception Date
Conservative Allocation Fund Retail Class	10.25%	2.85%	6.93%	6/21/95
Conservative Allocation Fund Institutional Class	10.61%	3.09%	7.06%	10/31/16
Conservative Allocation Fund Adviser Class	10.51%	3.01%	7.02%	10/31/16
Morningstar Conservative Target Risk Index	11.22%	4.05%	4.53%	—
Blended Index	11.85%	4.45%	5.20%	—

Growth of $10,000
as of December 31, 2019

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings
as of December 31, 2019

1.	Vanguard Total Bond Market ETF	6.9%
2.	iShares Core U.S. Aggregate Bond ETF	6.9%
3.	Xtrackers USD High Yield Corporate Bond ETF	4.8%
4.	Dodge & Cox Income Fund	4.1%
5.	Baird Core Plus Bond Fund - Class I	3.7%
6.	PGIM Total Return Bond Fund - Class R6	3.6%
7.	Pioneer Bond Fund - Class Y	3.6%
8.	iShares JP Morgan USD Emerging Markets Bond ETF	3.1%
9.	Lord Abbett High Yield Fund - Class I	3.1%
10.	Frost Total Return Bond Fund - Class I	3.1%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Sector Concentration
as of December 31, 2019

Information Technology	27.3%
Healthcare	18.8%
Financials	11.8%
Consumer Discretionary	10.4%
Communication Services	8.3%
Industrials	6.3%
Consumer Staples	6.3%
Real Estate Investment Trust	3.9%
Energy	3.6%
Materials	2.1%
Utilities	1.2%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2019

Common Stocks	22.6%
Fixed Income Registered Investment Companies	60.8%
Money Market Registered Investment Companies	6.8%
U.S. Government Obligations	8.2%
Other Assets/Liabilities (Net)	1.6%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Blended Index is comprised 18% of the S&P 500 Index, 12% of the average 90-day T-bills, and 70% of the Bloomberg Barclays US Aggregate Bond Index.

2019 Annual Report | December 31, 2019	Page 15

Dynamic Allocation Fund

The Meeder Dynamic Allocation Fund Institutional Class returned 24.40% compared to the Morningstar Aggressive Target Risk Index return of 25.91%.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. Due primarily to relative momentum factors, our exposure to international holdings among both developed international and emerging market securities was underweight relative to the benchmark. Our underweight exposure to international markets contributed to performance relative to the benchmark in 2019.

We maintain at least a 5% allocation to fixed income in the Fund. During 2019, this allocation was actively managed among investment-grade, high yield, and emerging market debt sectors. These allocation changes are driven by our tactical fixed income models. These models assess various factors including momentum, volatility, and macroeconomic metrics and signal sector rotations. Although sector rotation among credit sectors added value within fixed income allocation in 2019, overall fixed income exposure slightly detracted from the Fund’s performance as equity markets rallied significantly relative to fixed income during the year.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2019, securities with exposure to short-term momentum and value characteristics, such as low book-to-price, contributed to performance. Companies with strong profitability detracted from performance.

We utilized equity index derivatives in the Fund, such as stock index futures, to equitize cash positions. Since these derivatives are designed to track a respective stock index, there was no discernable impact to the Fund’s relative performance in 2019.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2019

	1 Year	5 Year	10 Year	Share Class Inception Date
Dynamic Allocation Fund Retail Class	24.00%	6.91%	9.98%	2/29/00
Dynamic Allocation Fund Institutional Class	24.40%	7.16%	10.11%	10/31/16
Dynamic Allocation Fund Adviser Class	24.29%	7.06%	10.06%	10/31/16
Morningstar Aggressive Target Risk Index	25.91%	8.85%	10.09%	—
Blended Index	27.79%	9.77%	10.96%	—

Top 10 Holdings
as of December 31, 2019

1.	Apple, Inc.	3.2%
2.	Microsoft Corp.	3.0%
3.	iShares JP Morgan USD Emerging Markets Bond ETF	2.3%
4.	SPDR Bloomberg Barclays High Yield Bond ETF	2.3%
5.	Amazon.com, Inc.	1.6%
6.	Berkshire Hathaway, Inc. - Class B	1.5%
7.	Alphabet, Inc. - Class C	1.5%
8.	MasterCard, Inc.	1.1%
9.	Verizon Communications, Inc.	1.1%
10.	Facebook, Inc.	1.0%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Page 16	2019 Annual Report | December 31, 2019

Growth of $10,000
as of December 31, 2019

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Sector Concentration
as of December 31, 2019

Information Technology	27.5%
Healthcare	19.2%
Financials	11.9%
Consumer Discretionary	10.1%
Communication Services	8.7%
Industrials	6.3%
Consumer Staples	5.8%
Real Estate Investment Trust	3.9%
Energy	3.6%
Materials	1.9%
Utilities	1.1%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2019

Common Stocks	72.6%
Money Market Registered Investment Companies	20.1%
Fixed Income Registered Investment Companies	4.6%
Equity Registered Investment Companies	0.5%
Bank Obligations	0.4%
Other Assets/Liabilities (Net)	1.8%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Blended Index is comprised of 70% S&P 500 Index, 25% MSCI ACWI ex USA Index, and 5% Bloomberg Barclays US Aggregate Bond Index.

2019 Annual Report | December 31, 2019	Page 17

Quantex Fund

For the year ended December 31, 2019, the Meeder Quantex Fund Institutional Class returned 18.81% compared to the benchmark’s return of the S&P MidCap 400 Index of 26.20% and the Russell 2000 Index return of 25.52%.

We use a quantitative model to identify the capitalization ranges that incorporate our ideal portfolio of small- and mid-capitalization companies with strong growth potential each calendar year. Individual securities for the portfolio are equally weighted at the beginning of the year. Securities are then monitored on an ongoing basis and screened based on various momentum, profitability and value characteristics.

The portfolio’s performance was driven by a combination of sector selection and individual security selection. Consumer Discretionary, Industrials, and Energy were the largest overweight sectors relative to the benchmark, while our largest underweights relative to the benchmark were in Information Technology and Utilities. The largest sector contributors were Materials and Utilities, while the biggest individual contributors to performance were World Fuel Services and Tenet Healthcare. Mallinckrodt PLC, Tupperware Brands, and Chesapeake Energy were the largest individual detractors to performance.

We utilized equity index derivatives in the Fund, such as stock index futures, to equitize cash positions. Since these derivatives are designed to track a respective stock index, there was no discernable impact to the Fund’s relative performance in 2019.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2019

	1 Year	5 Year	10 Year	Share Class Inception Date
Quantex Fund Retail Class	18.48%	5.84%	11.02%	3/20/85
Quantex Fund Institutional Class	18.81%	6.07%	11.14%	10/31/16
Quantex Fund Adviser Class	18.63%	5.96%	11.09%	10/31/16
S&P MidCap 400 Index	26.20%	9.03%	12.72%	—
Russell 2000 Index	25.52%	8.23%	11.83%	—
Blended Index	25.88%	8.65%	12.30%	—

Top 10 Holdings
as of December 31, 2019

1.	World Fuel Services Corp.	2.0%
2.	Xerox Holdings Corp.	1.8%
3.	Fortune Brands Home & Security, Inc.	1.8%
4.	Qorvo, Inc.	1.6%
5.	Allegion PLC	1.6%
6.	Arconic, Inc.	1.6%
7.	KB Home	1.5%
8.	Western Union Co./The	1.5%
9.	Jacobs Engineering Group, Inc.	1.5%
10.	PulteGroup, Inc.	1.5%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Page 18	2019 Annual Report | December 31, 2019

Growth of $10,000
as of December 31, 2019

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Sector Concentration
as of December 31, 2019

Consumer Discretionary	24.0%
Industrials	21.9%
Information Technology	11.4%
Financials	9.3%
Healthcare	8.9%
Materials	8.7%
Energy	5.8%
Real Estate Investment Trust	5.2%
Communication Services	3.4%
Consumer Staples	1.2%
Utilities	0.2%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2019

Common Stocks	95.9%
Money Market Registered Investment Companies	4.5%
Bank Obligations	1.2%
Other Assets/Liabilities (Net)	(1.6)%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Blended Index consists of 50% of the Russell 2000 Index and 50% of the S&P MidCap 400 Index.

2019 Annual Report | December 31, 2019	Page 19

Total Return Bond Fund

The Meeder Total Return Bond Fund Institutional Class return was 7.67% for the year compared to the Bloomberg Barclays U.S. Aggregate Bond Index which returned 8.72%.

Early in January, momentum factors improved in our fixed income models and we increased the portfolio’s allocation to high yield and emerging markets debt sectors. Roughly two-thirds of the portfolio remained allocated to more conservative U.S. Government securities and investment-grade bonds. The Fed took a dovish pivot in mid-March, announcing that it was “unlikely” there would be rate hikes in 2019. This reversed their earlier forecast of two rate increases. After the statement, Treasury prices increased as yields declined across the U.S. yield curve and portions of the yield curve inverted, as the 10-Year Treasury yield fell below the 3-month Treasury yield. The Fed maintained a dovish stance in the 2nd quarter due to mixed economic data and continued low inflation, eventually cutting overnight rates by 0.25% on the final day of July, as the U.S. and China trade negotiations continued to add to market uncertainty. In the middle of August, a potential recessionary warning signal flashed as the 10-year U.S. Treasury yield fell below the 2-year U.S. Treasury, followed by an inversion of the U.S. Treasury yield curve for the first time since 2007. Our models signaled a change in sector positioning and we reallocated the portfolio to a more conservative position with a reduction in high yield and emerging market debt and an increase in investment-grade securities and U.S. Treasuries. In September, the Fed cut the policy rate for the second time this year by 0.25%. However, market concerns started to ease in the middle of October as the U.S. and China reached a partial trade deal, calling it “Phase 1” of the overall trade negotiations, causing related market volatility to subside. Our investment models then guided us to reduce our holdings in investment-grade and U.S. Treasury holdings and use those proceeds to increase our holdings in both emerging market and high yield bonds. Our investment models continued to favor increased exposure to the two sectors for remainder of the year and the portfolio benefitted from the tailwinds that were produced from the market’s optimism in the U.S. and global economic strength. The U.S. Treasury curve inversion ended during the quarter and it steepened as rates dropped across the front end of the yield curve and the longer-dated treasury yields moved higher. The portfolio’s treasury allocation’s duration was slightly higher than the benchmark during the second and third quarter and remained below the benchmark during the first and the fourth quarter. Portfolio duration remained slightly shorter than the benchmark throughout the year.

Investment Objective

The investment objective of the Fund is to provide total return, consisting of income and capital growth, consistent with minimizing the risk of loss of capital.

Average Annual Total Returns
as of December 31, 2019

	1 Year	5 Year	Since Inception	Share Class Inception Date
Total Return Bond Fund Retail Class	7.24%	2.19%	2.45%	6/30/11
Total Return Bond Fund Institutional Class	7.67%	2.47%	2.61%	10/31/16
Total Return Bond Fund Adviser Class	7.54%	2.38%	2.56%	10/31/16
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.32%	—

Top 10 Holdings
as of December 31, 2019

1.	Vanguard Total Bond Market ETF	10.9%
2.	iShares Core U.S. Aggregate Bond ETF	10.9%
3.	Dodge & Cox Income Fund	7.1%
4.	Baird Core Plus Bond Fund - Class I	6.2%
5.	Pioneer Bond Fund - Class Y	6.0%
6.	PGIM Total Return Bond Fund - Class R6	6.0%
7.	Segall Bryant & Hamill Plus Bond Fund - Class I	5.2%
8.	Frost Total Return Bond Fund - Class I	5.0%
9.	U.S. Treasury Note, 2.25%, due 11/15/2025	4.9%
10.	DoubleLine Total Return Bond Fund - Class I	4.0%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Page 20	2019 Annual Report | December 31, 2019

Growth of $10,000
as of December 31, 2019

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Fixed Income Sector Concentration
as of December 31, 2019

Core Intermediate-Term	71.2%
U.S. Government	14.8%
Emerging Markets Debt	9.3%
High-Yield	4.7%
Total	100.0%

As a percentage of total fixed income securities.

Concentrations are subject to change.

2019 Annual Report | December 31, 2019	Page 21

Prime Money Market Fund

The Meeder Prime Money Market Fund is a constant net asset value (CNAV) fund offered only to natural persons. The objective of this fund is to maintain a CNAV at $1.00 per share while offering a competitive return to shareholders. The adviser to the Fund accomplishes the objective by investing in short-term, high-quality money market debt obligations. Money market debt obligations may be offered by the U.S. Government and its agencies but may also include obligations of fundamentally sound corporate issuers.

Over the past several years the Money Market Fund industry has been faced with challenges from zero bound interest rates to regulatory changes. Regardless of the event, money fund managers digested what was put before them and marched ahead. In time, perseverance was rewarded with higher interest rates. From the end of 2015 to the end of 2018, the Federal Open Market Committee (FOMC) increased its benchmark interest rate nine times ending at a target range of 2.25% to 2.50%. However, in the ever-changing world known as “capital markets” even these advantageous interest rates could be short-lived.

The New Year, 2019, started with several potential obstacles posing challenges to global sentiment and circulated speculation about the global growth path moving forward. Discussions surrounding global trade, while simmering in the background over the last couple of years, became a steady headline throughout the year. FOMC Chairperson, Jerome Powell, and cohorts in the committee stressed vigilance in the first half on 2019 vowing to consider all scenarios and ramifications for the domestic economy. As a result, the benchmark range for interest rates was unchanged through June. Amid the news that the U.S. economy was stable relative to that of its peers, intermittent cracks began to appear. Developed economies outside the U.S. continued to languish as seen through manufacturing sentiment gauges. Eventually, this filtered through to the U.S. economy by mid-2019. In an effort to mitigate structural economic drag, the FOMC embarked on a series of benchmark interest rate cuts. By the end of October, the target range had decreased three times to a range of 1.50% to 1.75%.

Factoring in data at hand and weighing expectations for the year that lay ahead, the adviser fine-tuned tactical strategy to targeting investment opportunities which may outperform in a potentially flat interest rate environment. Historically, the Fund has maintained ample liquidity in an effort to provide portfolio safety. Liquidity had also been a solid tool for taking advantage of investment opportunities when they arise. With expectations that a stable target interest rate environment may be on the horizon for 2019, the portfolio management team adjusted strategy to accommodate investment options while securing value for shareholders. As the FOMC adjusted its stance to potentially move its benchmark interest rate lower later in the year, the team again altered its strategy. The strategy employed favored extending the weighted average maturity of the portfolio to guard against declining interest rates. This investment strategy was maintained for the remainder of the year.

For 2019 the portfolio management team targeted a longer weighted average maturity. This strategy allowed the management team opportunity to alter investments as the environment changed. Currently, we believe the FOMC will continue to contemplate its benchmark interest rate strategy. We believe the committee may again be more receptive to altering its rate path lower given economic uncertainties. We do anticipate any further interest rate actions to remain drawn out versus historical interest rate cycles. Our sector allocation favors an overweight to high-quality liquid investments. Depending on investment opportunities we will continue to explore investment alternatives in short-term, high-quality corporate debt product without adding undo risk.

As we completed 2019, our belief was that the Fund should be positioned to maintain strong performance into 2020. In the event FOMC policy changes, we believe the portfolio is positioned to perform in the resulting environment. We will continuously monitor strategy relative to market opportunities and act in the best interest of our shareholders.

Investment Objective

The investment objective of the Fund is to provide current income while maintaining a stable share price of $1.00.

Average Annual Total Returns
as of December 31, 2019

	1 Year	5 Year	10 Year
Prime Money Market Fund	2.06%	0.94%	0.52%

Yields
as of December 31, 2019

	7-Day Subsidized Yield	7-Day Unsubsidized Yield
Prime Money Market Fund	1.55%	0.91%

Top 10 Holdings
as of December 31, 2019

1.	South Street Repo, 1.55%, due 1/2/2020	14.4%
2.	Morgan Stanley Institutional Liquidity Government Fund, 1.51%	8.5%
3.	INTL FCStone Repo, 1.65%, due 1/2/2020	4.3%
4.	Westpac Banking Corp., 1.94%, due 3/13/2020	2.2%
5.	JP Morgan Securities, 1.87%, due 6/15/2020	2.1%
6.	JP Morgan Securities, 2.43%, due 1/3/2020	1.7%
7.	UBS AG Stamford, CT, 2.76%, due 6/1/2020	1.4%
8.	Toyota Motor Credit Corp., 1.94%, due 10/23/2020	1.4%
9.	Wells Fargo Bank N.A., 1.96%, due 7/15/2020	1.4%
10.	Toyota Motor Credit Corp., 2.30%, due 2/13/2020	1.4%

As a percentage of total net assets.

Page 22	2019 Annual Report | December 31, 2019

The Fund operates as a retail money market fund and is limited to accounts beneficially owned by natural persons. Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The subsidized 7-day current yield is the current annualized net yield of the Fund. The unsubsidized 7-day current yield does not reflect the effect of any fee waivers or expense reimbursements made by the Fund’s investment adviser. The 7-day current yield more closely reflects the current earnings of the Fund than total return.

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Sector Concentration
as of December 31, 2019

Commercial Paper	31.5%
Repurchase Agreements	18.7%
Certificates of Deposit	16.5%
Corporate Obligations	15.1%
Money Market Registered Investment Companies	8.8%
U.S. Government and Agency Obligations	7.9%
Bank Obligations	1.4%
Other Assets/Liabilities (Net)	0.1%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change.

2019 Annual Report | December 31, 2019	Page 23

Institutional Prime Money Market Fund

The Meeder Institutional Prime Money Market Fund offers a floating net asset value (FNAV). An FNAV fund is characterized by a net asset value which could vary incrementally above or below $1.00 per share. The objective of this fund is to maintain a FNAV near $1.00 per share while offering a competitive return to shareholders. The adviser to the Fund accomplishes the objective by investing in short-term, high-quality money market debt obligations. Money market debt obligations may be offered by the U.S. Government and its agencies but may also include obligations of fundamentally sound corporate issuers.

Over the past several years the Money Market Fund industry has been faced with challenges from zero bound interest rates to regulatory changes. Regardless of the event, money fund managers digested what was put before them and marched ahead. In time, perseverance was rewarded with higher interest rates. From the end of 2015 to the end of 2018, the Federal Open Market Committee (FOMC) increased its benchmark interest rate nine times ending at a target range of 2.25% to 2.50%. However, in the ever-changing world known as “capital markets” even these advantageous interest rates could be short-lived.

The New Year, 2019, started with several potential obstacles posing challenges to global sentiment and circulated speculation about the global growth path moving forward. Discussions surrounding global trade, while simmering in the background over the last couple of years, became a steady headline throughout the year. FOMC Chairperson, Jerome Powell, and cohorts in the committee stressed vigilance in the first half on 2019 vowing to consider all scenarios and ramifications for the domestic economy. As a result, the benchmark range for interest rates was unchanged through June. Amid the news that the U.S. economy was stable relative to that of its peers, intermittent cracks began to appear. Developed economies outside the U.S. continued to languish as seen through manufacturing sentiment gauges. Eventually, this filtered through to the U.S. economy by mid-2019. In an effort to mitigate structural economic drag, the FOMC embarked on series of benchmark interest rate cuts. By the end of October, the target range had decreased three times to a range of 1.50% to 1.75%.

Factoring in data at hand and weighing expectations for the year that lay ahead, the adviser fine-tuned tactical strategy to targeting investment opportunities which may outperform in a potentially flat interest rate environment. Historically, the Fund has maintained ample liquidity in an effort to provide portfolio safety. Liquidity had also been a solid tool for taking advantage of investment opportunities when they arise. With expectations that a stable target interest rate environment may be on the horizon for 2019, the portfolio management team adjusted strategy to accommodate investment options while securing value for shareholders. As the FOMC adjusted its stance to potentially move its benchmark interest rate lower later in the year, the team again altered its strategy. The strategy employed favored extending the weighted average maturity of the portfolio to guard against declining interest rates. This investment strategy was maintained for the remainder of the year.

For 2019 the portfolio management team targeted a longer weighted average maturity. This strategy allowed the management team opportunity to alter investments as the environment changed. Currently, we believe the FOMC will continue to contemplate its benchmark interest rate strategy. We believe the committee may again be more receptive to altering its rate path lower given economic uncertainties. We do anticipate any further interest rate actions to remain drawn out versus historical interest rate cycles. Our sector allocation favors an overweight to high-quality liquid investments. Depending on investment opportunities we will continue to explore investment alternatives in short-term, high-quality corporate debt product without adding undo risk.

As we completed 2019, our belief was that the Fund should be positioned to maintain strong performance into 2020. In the event FOMC policy changes, we believe the portfolio is positioned to perform in the resulting environment. We will continuously monitor strategy relative to market opportunities and act in the best interest of our shareholders.

Investment Objective

The investment objective of the Fund is to provide current income consistent with liquidity and the preservation of capital.

Average Annual Total Returns
as of December 31, 2019

	1 Year	5 Year	10 Year
Institutional Prime Money Market Fund	2.31%	1.13%	0.65%

Yields
as of December 31, 2019

	7-Day Subsidized Yield	7-Day Unsubsidized Yield
Institutional Prime Money Market Fund	1.75%	1.35%

Top 10 Holdings
as of December 31, 2019

1.	South Street Repo, 1.50%, due 1/2/2020	10.8%
2.	Morgan Stanley Institutional Liquidity Government Fund, 1.51%	7.7%
3.	Guggenheim Securities Repo, 1.57%, due 1/2/2020	5.4%
4.	South Street Repo, 1.55%, due 1/2/2020	5.4%
5.	INTL FCStone Repo, 1.65%, due 1/2/2020	5.4%
6.	Credit Suisse NY, 1.84%, due 9/8/2020	2.6%
7.	Walt Disney Company, 2.03%, due 3/4/2020	2.1%
8.	Westpac Banking Corp., 1.94%, due 3/13/2020	2.0%
9.	Toyota Motor Credit Corp., 1.94%, due 10/23/2020	1.8%
10.	Toyota Motor Credit Corp., 2.30%, due 2/13/2020	1.6%

As a percentage of total net assets.

Page 24	2019 Annual Report | December 31, 2019

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s performance prior to October 7, 2016 reflects the performance of a predecessor fund, the Institutional Class of the Meeder Prime Money Market Fund, which was distributed and transferred to the Institutional Prime Money Market Fund upon its inception. The subsidized 7-day current yield is the current annualized net yield of the Fund. The unsubsidized 7-day current yield does not reflect the effect of any fee waivers or expense reimbursements made by the Fund’s investment adviser. The 7-day current yield more closely reflects the current earnings of the Fund than total return.

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Sector Concentration
as of December 31, 2019

Repurchase Agreements	27.0%
Corporate Obligations	21.5%
Certificates of Deposit	18.5%
Commercial Paper	18.2%
Money Market Registered Investment Companies	7.7%
U.S. Government and Agency Obligations	7.0%
Bank Obligations	0.1%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change.

2019 Annual Report | December 31, 2019	Page 25

2019 Annual Report
Fund Holdings & Financial Statements

Schedule of Investments
December 31, 2019

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — 79.1%
Communication Services — 6.9%
Alphabet, Inc. - Class A (1)	1,718	2,301,072
Alphabet, Inc. - Class C (1)	8,089	10,815,155
Altice USA, Inc. (1)	6,124	167,430
AT&T, Inc.	149,380	5,837,770
Beasley Broadcast Group, Inc.	373	1,153
Cinemark Holdings, Inc.	2,516	85,167
Cogent Communications Holdings, Inc.	2,444	160,840
Comcast Corp. - Class A	105,544	4,746,314
Cumulus Media, Inc. (1)	4,334	76,148
Electronic Arts, Inc. (1)	5,346	574,748
Facebook, Inc. (1)	35,938	7,376,275
Frontier Communications Corp. (1)	13,822	12,296
Gannett Co., Inc.	2,676	17,073
IDT Corp. - Class B (1)	8,904	64,198
John Wiley & Sons, Inc.	2,031	98,544
Lee Enterprises, Inc. (1)	9,860	14,001
Liberty Latin America, Ltd. - Class A (1)	5,341	103,081
Liberty TripAdvisor Holdings, Inc. (1)	20,043	147,316
Live Nation Entertainment, Inc. (1)	1,241	88,694
Marcus Corp./The	5,318	168,953
MDC Partners, Inc. (1)	4,984	13,856
National CineMedia, Inc.	4,420	32,222
Roku, Inc. (1)	1,866	249,857
Take-Two Interactive Software, Inc. (1)	7,593	929,611
TechTarget, Inc. (1)	1,051	27,431
Telephone & Data Systems, Inc.	16,921	430,301
T-Mobile US, Inc. (1)	56,773	4,452,139
Travelzoo (1)	410	4,387
Verizon Communications, Inc.	114,971	7,059,219
Walt Disney Co./The	5,936	858,524
Yelp, Inc. (1)	4,124	143,639
		47,057,414

Consumer Discretionary — 8.4%
Aaron’s, Inc.	1,141	65,163
Acushnet Holdings Corp.	3,639	118,268
Amazon.com, Inc. (1)	6,643	12,275,201
American Public Education, Inc. (1)	1,680	46,015
Aramark	7,663	332,574
AutoZone, Inc. (1)	2,164	2,577,995
Bassett Furniture Industries, Inc.	4,997	83,350
BBX Capital Corp.	1,149	5,481
Best Buy Co., Inc.	11,203	983,623
Biglari Holdings, Inc. - Class B (1)	712	81,467
Bloomin’ Brands, Inc.	10,961	241,909

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Booking Holdings, Inc. (1)	413	848,190
BorgWarner, Inc.	3,021	131,051
Cato Corp./The	332	5,777
Cavco Industries, Inc. (1)	10	1,954
Citi Trends, Inc.	1,670	38,610
Crocs, Inc. (1)	6,028	252,513
Dana, Inc.	5,393	98,153
Darden Restaurants, Inc.	2,002	218,238
Dollar General Corp.	12,704	1,981,570
eBay, Inc.	51,385	1,855,512
Everi Holdings, Inc. (1)	6,298	84,582
Extended Stay America, Inc.	7,711	114,585
Ford Motor Co.	3	28
Garmin, Ltd.	2,664	259,900
General Motors Co.	3,246	118,804
Gentex Corp.	12,307	356,657
GNC Holdings, Inc. (1)	844	2,279
Golden Entertainment, Inc. (1)	431	8,284
H&R Block, Inc.	4,980	116,930
Home Depot, Inc./The	6,257	1,366,404
Hudson, Ltd. (1)	2,143	32,874
J Alexander’s Holdings, Inc. (1)	10,064	96,212
KB Home	2,924	100,205
Kirkland’s, Inc. (1)	11,436	14,181
Kohl’s Corp.	1,227	62,516
LCI Industries	203	21,747
Lear Corp.	6,414	880,001
Lennar Corp.	16,119	899,279
LKQ Corp. (1)	16,085	574,235
Lululemon Athletica, Inc. (1)	12,689	2,939,661
M/I Homes, Inc. (1)	3,420	134,577
Malibu Boats, Inc. (1)	2,634	107,862
MasterCraft Boat Holdings, Inc. (1)	4,056	63,882
MDC Holdings, Inc.	675	25,758
Meritage Homes Corp. (1)	4,029	246,212
MGM Resorts International	53,206	1,770,164
Murphy USA, Inc. (1)	1,154	135,018
NIKE, Inc. - Class B	60,876	6,167,348
NVR, Inc. (1)	158	601,729
Office Depot, Inc.	21,764	59,633
Polaris, Inc.	4,477	455,311
PulteGroup, Inc.	13,203	512,276
Purple Innovation, Inc. (1)	2,670	23,256
Ralph Lauren Corp.	642	75,255
Rent-A-Center, Inc./TX	1,771	51,076
Rocky Brands, Inc.	926	27,252

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 27

Schedule of Investments
December 31, 2019

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Ross Stores, Inc.	10,042	1,169,090
Rubicon Project, Inc./The (1)	1,659	13,537
Skechers U.S.A., Inc. (1)	3,204	138,381
Sportsman’s Warehouse Holdings, Inc. (1)	4,893	39,291
Starbucks Corp.	53,357	4,691,147
Steven Madden, Ltd.	4,158	178,836
Stoneridge, Inc. (1)	2,286	67,026
Superior Industries International, Inc.	600	2,214
Tailored Brands, Inc.	4,557	18,866
Target Corp.	39,701	5,090,065
Tile Shop Holdings, Inc.	4,409	7,451
Tilly’s, Inc. - Class A	3,327	40,756
TJX Cos., Inc./The	68,524	4,184,075
Toll Brothers, Inc.	7,873	311,062
TopBuild Corp. (1)	27	2,783
Town Sports International Holdings, Inc. (1)	8,388	14,343
Tupperware Brands Corp.	7,057	60,549
Whirlpool Corp.	1,424	210,083
Winnebago Industries, Inc.	2,249	119,152
Wyndham Destinations, Inc.	3,761	194,406
Yum China Holdings, Inc.	4,176	200,490
		57,502,190

Consumer Staples — 4.4%
BellRing Brands, Inc. (1)	2,925	62,273
Casey’s General Stores, Inc.	4,439	705,757
Coca-Cola Consolidated, Inc.	54	15,339
Costco Wholesale Corp.	8,406	2,470,692
Flowers Foods, Inc.	4,960	107,830
General Mills, Inc.	71,331	3,820,488
Hershey Co./The	12,049	1,770,962
Ingles Markets, Inc.	534	25,370
Kroger Co./The	13,269	384,668
Lifevantage Corp. (1)	1,560	24,352
Molson Coors Beverage Co.	27,973	1,507,745
Mondelez International, Inc.	2,317	127,620
PepsiCo, Inc.	52,416	7,163,695
Performance Food Group Co. (1)	9,887	508,983
Philip Morris International, Inc.	7,505	638,600
Pilgrim’s Pride Corp. (1)	2,031	66,444
Post Holdings, Inc. (1)	361	39,385
Procter & Gamble Co./The	2,315	289,144
SpartanNash Co.	4,550	64,792
Sysco Corp.	36,204	3,096,890
Tyson Foods, Inc.	34,789	3,167,191

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Walmart, Inc.	34,827	4,138,841
		30,197,061

Energy — 3.0%
Amplify Energy Corp.	6,412	42,383
Archrock, Inc.	9,581	96,193
Ardmore Shipping Corp. (1)	360	3,258
Baker Hughes Co.	13,897	356,180
Berry Petroleum Corp.	3,012	28,403
Brigham Minerals, Inc.	780	16,723
Cactus, Inc.	9,312	319,588
Chevron Corp.	35,680	4,299,797
ConocoPhillips	44,600	2,900,338
Contura Energy, Inc. (1)	3,593	32,517
CVR Energy, Inc.	593	23,975
Delek US Holdings, Inc.	6,252	209,630
DHT Holdings, Inc.	3,933	32,565
Dorian LPG, Ltd. (1)	3,288	50,898
Exterran Corp. (1)	7,315	57,276
Hallador Energy Co.	6,197	18,405
Independence Contract Drilling, Inc. (1)	1,536	1,531
International Seaways, Inc. (1)	726	21,606
Liberty Oilfield Services, Inc.	3,182	35,384
Marathon Petroleum Corp.	39,866	2,401,927
Matrix Service Co. (1)	2,446	55,964
NexTier Oilfield Solutions, Inc. (1)	2,651	17,762
Nordic American Tankers, Ltd.	6,567	32,310
Oceaneering International, Inc. (1)	3,939	58,730
PBF Energy, Inc.	4,704	147,564
Peabody Energy Corp.	7,086	64,624
Phillips 66	44,100	4,913,181
Profire Energy, Inc. (1)	100	145
Renewable Energy Group, Inc. (1)	3,073	82,817
Rosehill Resources, Inc. (1)	1,800	2,304
SEACOR Holdings, Inc. (1)	1,792	77,325
SilverBow Resources, Inc. (1)	1,399	13,850
Superior Energy Services, Inc. (1)	1,160	5,812
Talos Energy, Inc. (1)	187	5,638
Teekay Tankers, Ltd. (1)	571	13,687
Valero Energy Corp.	38,501	3,605,619
W&T Offshore, Inc. (1)	588	3,269
World Fuel Services Corp.	2,146	93,179
		20,142,357

The accompanying notes are an integral part of these financial statements

Page 28	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Financials — 9.1%
Ally Financial, Inc.	36,838	1,125,769
Artisan Partners Asset Management, Inc.	12,149	392,656
Ashford, Inc. (1)	280	6,608
BancFirst Corp.	969	60,504
Bank of America Corp.	132,759	4,675,772
Bank OZK	363	11,073
BankFinancial Corp.	648	8,476
Berkshire Hathaway, Inc. - Class B (1)	43,386	9,826,929
Bridgewater Bancshares, Inc. (1)	319	4,396
Brighthouse Financial, Inc. (1)	6,673	261,782
Brightsphere Investment Group, Inc.	216	2,208
Cannae Holdings, Inc. (1)	3,089	114,880
Citigroup, Inc.	87,663	7,003,397
Citizens Financial Group, Inc.	21,097	856,749
Curo Group Holdings Corp. (1)	6,590	80,266
Diamond Hill Investment Group, Inc.	333	46,773
Elevate Credit, Inc. (1)	9,477	42,173
Ellington Financial, Inc.	20,115	368,708
Esquire Financial Holdings, Inc. (1)	21	547
ESSA Bancorp, Inc.	87	1,475
Essent Group, Ltd.	16,818	874,368
Farmers National Banc Corp.	328	5,353
Fidelity National Financial, Inc.	39,495	1,791,098
Fifth Third Bancorp	143,139	4,400,093
First American Financial Corp.	17,033	993,365
First BanCorp/Puerto Rico	27,282	288,916
First Horizon National Corp.	44,648	739,371
GAMCO Investors, Inc.	69	1,345
Great Ajax Corp.	9,959	147,493
Hallmark Financial Services, Inc. (1)	575	10,103
Hartford Financial Services Group, Inc./The	1,151	69,946
HBT Financial, Inc. (1)	571	10,843
Heritage Commerce Corp.	14,008	179,723
Hilltop Holdings, Inc.	20,179	503,062
Horizon Bancorp, Inc./IN	184	3,496
Independent Bank Corp./MI	1,457	33,001
International Bancshares Corp.	4,427	190,671
JPMorgan Chase & Co.	39,250	5,471,450
KeyCorp	17,333	350,820
Medley Management, Inc.	2,343	6,935
MGIC Investment Corp.	53,228	754,241
Nicolet Bankshares, Inc. (1)	975	72,004
NMI Holdings, Inc. - Class A (1)	8,262	274,133
Northeast Bank	1,451	31,907
Northrim BanCorp, Inc.	2,547	97,550

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Old Republic International Corp.	33,803	756,173
OneMain Holdings, Inc.	4,345	183,142
Oppenheimer Holdings, Inc.	12,917	354,959
Parke Bancorp, Inc.	303	7,693
PCB Bancorp	173	2,989
Peapack Gladstone Financial Corp.	548	16,933
PennyMac Financial Services, Inc.	2,585	87,993
Piper Sandler Cos.	5,952	475,803
PNC Financial Services Group, Inc./The	32,580	5,200,745
Popular, Inc.	33,296	1,956,140
ProSight Global, Inc. (1)	2,490	40,164
Prudential Financial, Inc.	18,155	1,701,850
Pzena Investment Management, Inc.	8,585	74,003
Radian Group, Inc.	35,489	892,903
RBB Bancorp	495	10,479
Ready Capital Corp.	7,509	115,789
Regions Financial Corp.	97,631	1,675,348
Renasant Corp.	4,192	148,481
Shore Bancshares, Inc.	1,088	18,888
Silvercrest Asset Management Group, Inc.	157	1,975
Stewart Information Services Corp.	5,588	227,935
Summit Financial Group, Inc.	1,258	34,079
Synchrony Financial	73,911	2,661,535
TPG RE Finance Trust, Inc.	8,943	181,275
United Community Banks, Inc./GA	615	18,991
Unity Bancorp, Inc.	43	971
Univest Financial Corp.	3,257	87,222
US Bancorp	21,908	1,298,925
Valley National Bancorp	49,250	563,913
Walker & Dunlop, Inc.	3,198	206,847
Waterstone Financial, Inc.	200	3,806
WR Berkley Corp.	9,876	682,432
		61,882,809

Healthcare — 15.2%
Abbott Laboratories	18,508	1,607,605
AbbVie, Inc.	38,449	3,404,274
ACADIA Pharmaceuticals, Inc. (1)	2,988	127,827
Adverum Biotechnologies, Inc. (1)	568	6,543
Aeglea BioTherapeutics, Inc. (1)	1	8
Affimed NV (1)	11,278	30,902
Agenus, Inc. (1)	14,977	60,956
Agilent Technologies, Inc.	15,306	1,305,755
Akebia Therapeutics, Inc. (1)	1,618	10,226
Aldeyra Therapeutics, Inc. (1)	2,690	15,629
Alexion Pharmaceuticals, Inc. (1)	13,939	1,507,503

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 29

Schedule of Investments
December 31, 2019

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Alkermes PLC (1)	8,387	171,095
Allergan PLC	6,223	1,189,651
Alnylam Pharmaceuticals, Inc. (1)	6,491	747,568
AmerisourceBergen Corp.	7,924	673,698
Amgen, Inc.	22,487	5,420,941
Amneal Pharmaceuticals, Inc. (1)	5,548	26,741
AngioDynamics, Inc. (1)	1,739	27,841
ANI Pharmaceuticals, Inc. (1)	965	59,512
Anika Therapeutics, Inc. (1)	196	10,163
Apellis Pharmaceuticals, Inc. (1)	1,825	55,882
Ardelyx, Inc. (1)	3,464	25,997
Arena Pharmaceuticals, Inc. (1)	5,257	238,773
Arrowhead Pharmaceuticals, Inc. (1)	1,517	96,223
Arvinas, Inc. (1)	562	23,093
Assembly Biosciences, Inc. (1)	310	6,343
Assertio Therapeutics, Inc. (1)	22,298	27,873
Avantor, Inc. (1)	17,714	321,509
Avid Bioservices, Inc. (1)	4,581	35,136
Avrobio, Inc. (1)	828	16,668
Axsome Therapeutics, Inc. (1)	678	70,078
Baudax Bio, Inc. (1)	2,282	15,791
Beyondspring, Inc. (1)	1,971	30,551
BioDelivery Sciences International, Inc. (1)	17,183	108,597
Biogen, Inc. (1)	12,686	3,764,317
Bio-Rad Laboratories, Inc. (1)	292	108,049
BioSpecifics Technologies Corp. (1)	678	38,605
Bristol-Myers Squibb Co.	59,366	3,810,704
Bruker Corp.	4,930	251,282
Calithera Biosciences, Inc. (1)	3,400	19,414
Cardinal Health, Inc.	4,022	203,433
CareDx, Inc. (1)	281	6,061
Catalent, Inc. (1)	5,708	321,360
Catalyst Pharmaceuticals, Inc. (1)	3,256	12,210
Celcuity, Inc. (1)	720	7,661
Cellular Biomedicine Group, Inc. (1)	1,468	23,840
Cerecor, Inc. (1)	1,721	9,276
Cerner Corp.	28,943	2,124,127
Chemed Corp.	1,494	656,254
Coherus Biosciences, Inc. (1)	1,019	18,347
Collegium Pharmaceutical, Inc. (1)	2,003	41,222
Computer Programs & Systems, Inc.	2,723	71,887
CONMED Corp.	1,106	123,684
Constellation Pharmaceuticals, Inc. (1)	394	18,561
Corium International Contingent Value Rights (1)(7)	409	—
Cross Country Healthcare, Inc. (1)	2,475	28,760

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Cutera, Inc. (1)	590	21,128
CVS Health Corp.	8,656	643,054
CytomX Therapeutics, Inc. (1)	312	2,593
Deciphera Pharmaceuticals, Inc. (1)	1,165	72,510
DENTSPLY SIRONA, Inc.	7,095	401,506
DexCom, Inc. (1)	2,114	462,416
Dicerna Pharmaceuticals, Inc. (1)	2,011	44,302
Eagle Pharmaceuticals, Inc./DE (1)	537	32,263
Edwards Lifesciences Corp. (1)	1,610	375,597
Elanco Animal Health, Inc. Contingent Value Rights (1)(7)	3,328	—
Eli Lilly & Co.	38,457	5,054,404
Eloxx Pharmaceuticals, Inc. (1)	243	1,788
Emergent BioSolutions, Inc. (1)	1,612	86,967
Encompass Health Corp.	4,446	307,974
Endo International PLC (1)	12,492	58,587
Enochian Biosciences, Inc. (1)	367	1,842
Exact Sciences Corp. (1)	3,701	342,268
Exelixis, Inc. (1)	18,834	331,855
Fate Therapeutics, Inc. (1)	1,297	25,382
Fennec Pharmaceuticals, Inc. (1)	5,296	34,371
Forty Seven, Inc. (1)	819	32,244
Gilead Sciences, Inc.	83,665	5,436,552
Haemonetics Corp. (1)	155	17,810
Harvard Bioscience, Inc. (1)	156	476
HealthStream, Inc. (1)	1,279	34,789
Hill-Rom Holdings, Inc.	8,178	928,448
Horizon Therapeutics Plc (1)	2,291	82,934
Humana, Inc.	8,023	2,940,590
ImmunoGen, Inc. (1)	6,580	33,591
Incyte Corp. (1)	12,822	1,119,617
Insulet Corp. (1)	477	81,662
Intersect ENT, Inc. (1)	1,609	40,064
Intra-Cellular Therapies, Inc. (1)	263	9,024
Ionis Pharmaceuticals, Inc. (1)	1,990	120,216
Iovance Biotherapeutics, Inc. (1)	3,669	101,558
IQVIA Holdings, Inc. (1)	2,840	438,808
Jazz Pharmaceuticals PLC (1)	1,190	177,643
Johnson & Johnson	47,731	6,962,521
Jounce Therapeutics, Inc. (1)	6,003	52,406
Kadmon Holdings, Inc. (1)	7,186	32,553
Karyopharm Therapeutics, Inc. (1)	1,067	20,454
Kindred Biosciences, Inc. (1)	230	1,950
Kodiak Sciences, Inc. (1)	540	38,853
Krystal Biotech, Inc. (1)	882	48,845
Kura Oncology, Inc. (1)	1,105	15,194

The accompanying notes are an integral part of these financial statements

Page 30	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Lannett Co., Inc. (1)	1,423	12,551
Lantheus Holdings, Inc. (1)	1,343	27,545
Lexicon Pharmaceuticals, Inc. (1)	5,053	20,970
Mallinckrodt PLC (1)	10,859	37,898
Masimo Corp. (1)	2,984	471,651
McKesson Corp.	7,936	1,097,708
Medtronic PLC	54,250	6,154,663
MEI Pharma, Inc. (1)	2,704	6,706
MeiraGTx Holdings plc (1)	991	19,840
Merck & Co., Inc.	73,181	6,655,812
Meridian Bioscience, Inc.	2,206	21,553
Mersana Therapeutics, Inc. (1)	163	934
Mirati Therapeutics, Inc. (1)	208	26,803
Misonix, Inc. (1)	1,043	19,410
Molecular Templates, Inc. (1)	2,205	30,837
Momenta Pharmaceuticals, Inc. (1)	905	17,856
Morphic Holding, Inc. (1)	517	8,872
Myriad Genetics, Inc. (1)	71	1,933
Natera, Inc. (1)	3,072	103,496
Natus Medical, Inc. (1)	1,760	58,062
Neurocrine Biosciences, Inc. (1)	2,583	277,647
Nevro Corp. (1)	130	15,280
NextCure, Inc. (1)	21	1,183
NextGen Healthcare, Inc. (1)	2,192	35,225
Novocure, Ltd. (1)	846	71,292
Odonate Therapeutics, Inc. (1)	787	25,538
Oncternal Therapeutics, Inc. (1)	2,145	8,473
OPKO Health, Inc. (1)	39,407	57,928
Organogenesis Holdings, Inc. (1)	1,572	7,561
Orthofix Medical, Inc. (1)	1,674	77,305
Osmotica Pharmaceuticals PLC (1)	3,067	21,438
Owens & Minor, Inc.	211	1,091
Pacira BioSciences, Inc. (1)	5,435	246,206
Palatin Technologies, Inc. (1)	30,983	24,235
PDL BioPharma, Inc. (1)	11,158	36,208
Pennant Group, Inc./The (1)	2,918	96,498
Perrigo Co. PLC	8,386	433,221
Pfenex, Inc. (1)	4,718	51,804
Pfizer, Inc.	139,734	5,474,778
Phibro Animal Health Corp.	5,906	146,646
Pieris Pharmaceuticals, Inc. (1)	5,741	20,782
PRA Health Sciences, Inc. (1)	7,728	858,967
Precision BioSciences, Inc. (1)	95	1,320
Principia Biopharma, Inc. (1)	1,448	79,321
Progenics Pharmaceuticals, Inc. (1)	6,792	34,571
Protagonist Therapeutics, Inc. (1)	507	3,574

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
PTC Therapeutics, Inc. (1)	2,293	110,133
Puma Biotechnology, Inc. (1)	2,284	19,985
Reata Pharmaceuticals, Inc. (1)	464	94,856
Recro Pharma, Inc. (1)	4,509	82,650
Regeneron Pharmaceuticals, Inc. (1)	5,511	2,069,270
Replimune Group, Inc. (1)	2,806	40,266
ResMed, Inc.	3,033	470,024
Rigel Pharmaceuticals, Inc. (1)	28,104	60,143
Savara, Inc. (1)	1,706	7,643
Seattle Genetics, Inc. (1)	3,953	451,670
SIGA Technologies, Inc. (1)	4,142	19,757
STERIS PLC	4,662	710,582
Stryker Corp.	22,716	4,768,997
Syndax Pharmaceuticals, Inc. (1)	251	2,204
Syros Pharmaceuticals, Inc. (1)	563	3,890
Thermo Fisher Scientific, Inc.	1,202	390,494
Tocagen, Inc. (1)	3,104	1,655
Tricida, Inc. (1)	135	5,095
United Therapeutics Corp. (1)	3,416	300,881
UnitedHealth Group, Inc.	6,841	2,011,117
Vanda Pharmaceuticals, Inc. (1)	5,251	86,169
Veeva Systems, Inc. (1)	5,712	803,450
Veracyte, Inc. (1)	2,566	71,643
Vericel Corp. (1)	6,121	106,505
Verrica Pharmaceuticals, Inc. (1)	2,271	36,086
Vertex Pharmaceuticals, Inc. (1)	22,665	4,962,502
West Pharmaceutical Services, Inc.	942	141,611
XBiotech, Inc. (1)	1,130	21,091
Xencor, Inc. (1)	2,760	94,916
Y-mAbs Therapeutics, Inc. (1)	3,014	94,188
Zimmer Biomet Holdings, Inc.	17,104	2,560,127
Zoetis, Inc.	26,094	3,453,541
		103,161,948

Industrials — 4.9%
AGCO Corp.	5,116	395,211
Alamo Group, Inc.	16	2,009
Allison Transmission Holdings, Inc.	41,298	1,995,519
Arconic, Inc.	1,182	36,370
Atkore International Group, Inc. (1)	6,696	270,920
Barrett Business Services, Inc.	308	27,862
BG Staffing, Inc.	702	15,367
Blue Bird Corp. (1)	1,183	27,114
BMC Stock Holdings, Inc. (1)	711	20,399
Builders FirstSource, Inc. (1)	10,654	270,718
Caterpillar, Inc.	8,840	1,305,491

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 31

Schedule of Investments
December 31, 2019

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
CBIZ, Inc. (1)	1,237	33,350
Cintas Corp.	900	242,172
Comfort Systems USA, Inc.	1,619	80,707
Commercial Vehicle Group, Inc. (1)	10,841	68,840
Copart, Inc. (1)	16,176	1,471,045
Costamare, Inc.	395	3,764
Cummins, Inc.	24,938	4,462,904
Delta Air Lines, Inc.	10,918	638,485
Douglas Dynamics, Inc.	443	24,365
Eaton Corp. PLC	1,059	100,308
EMCOR Group, Inc.	11,231	969,235
Federal Signal Corp.	1,505	48,536
Fortune Brands Home & Security, Inc.	6,888	450,062
Foundation Building Materials, Inc. (1)	1,117	21,614
Generac Holdings, Inc. (1)	2,856	287,285
GMS, Inc. (1)	1,710	46,307
H&E Equipment Services, Inc.	368	12,302
Heidrick & Struggles International, Inc.	657	21,353
Herman Miller, Inc.	1,701	70,847
Hubbell, Inc.	3,382	499,927
Huntington Ingalls Industries, Inc.	2,712	680,387
Illinois Tool Works, Inc.	5,727	1,028,741
Ingersoll-Rand PLC	2,317	307,976
Jacobs Engineering Group, Inc.	2,551	229,156
Johnson Controls International plc	20,538	836,102
Kelly Services, Inc. - Class A	261	5,893
Kimball International, Inc. - Class B	9,445	195,228
Knoll, Inc.	1,471	37,157
Lockheed Martin Corp.	5,875	2,287,608
LSC Communications, Inc.	11,648	2,399
ManpowerGroup, Inc.	9,221	895,359
Marten Transport, Ltd.	1,730	37,178
Matson, Inc.	4,996	203,837
Meritor, Inc. (1)	2,351	61,573
Miller Industries, Inc./TN	2,535	94,125
Northrop Grumman Corp.	3,175	1,092,105
Northwest Pipe Co. (1)	587	19,553
Old Dominion Freight Line, Inc.	378	71,737
Oshkosh Corp.	10,231	968,364
PACCAR, Inc.	43,158	3,413,798
Parker-Hannifin Corp.	11,090	2,282,544
Park-Ohio Holdings Corp.	611	20,560
Powell Industries, Inc.	675	33,068
Primoris Services Corp.	1,656	36,829
Quanex Building Products Corp.	3,631	62,017
Quanta Services, Inc.	7,407	301,539

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Regal Beloit Corp.	15	1,284
Resources Connection, Inc.	798	13,031
Rush Enterprises, Inc.	2,225	103,463
Safe Bulkers, Inc. (1)	7,327	12,456
Saia, Inc. (1)	695	64,718
SPX Corp. (1)	396	20,148
Standex International Corp.	1,184	93,950
Steelcase, Inc. - Class A	3,832	78,403
Thermon Group Holdings, Inc. (1)	779	20,877
Timken Co./The	8,991	506,283
Triton International, Ltd./Bermuda	12,723	511,465
TrueBlue, Inc. (1)	3,025	72,782
UniFirst Corp./MA	432	87,255
Union Pacific Corp.	191	34,531
Universal Logistics Holdings, Inc.	105	1,991
Valmont Industries, Inc.	1,627	243,692
Vectrus, Inc. (1)	1,413	72,430
Wabash National Corp.	6,664	97,894
WESCO International, Inc. (1)	10,447	620,447
WW Grainger, Inc.	4,942	1,672,966
		33,455,287

Information Technology — 21.7%
A10 Networks, Inc. (1)	2,658	18,260
Adobe, Inc. (1)	7,945	2,620,340
Alliance Data Systems Corp.	491	55,090
Amkor Technology, Inc. (1)	16,781	218,153
ANSYS, Inc. (1)	5,575	1,435,061
Apple, Inc.	80,918	23,761,571
Applied Materials, Inc.	81,742	4,989,532
Aspen Technology, Inc. (1)	6,010	726,789
AstroNova, Inc.	2,322	31,858
Avnet, Inc.	17,863	758,106
Benchmark Electronics, Inc.	16,472	565,978
Booz Allen Hamilton Holding Corp.	9,524	677,442
Broadcom, Inc.	16,012	5,060,112
Cadence Design Systems, Inc. (1)	25,547	1,771,940
Cambium Networks Corp. (1)	8,022	70,112
CDK Global, Inc.	9,683	529,466
CDW Corp./DE	7,615	1,087,727
ChannelAdvisor Corp. (1)	2,325	21,018
Cirrus Logic, Inc. (1)	487	40,134
Cisco Systems, Inc.	60,969	2,924,073
Citrix Systems, Inc.	23,598	2,617,018
CommVault Systems, Inc. (1)	3,952	176,417
Comtech Telecommunications Corp.	3,840	136,282

The accompanying notes are an integral part of these financial statements

Page 32	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Dell Technologies, Inc. - Class C (1)	14,857	763,501
Digi International, Inc. (1)	4,257	75,434
Dolby Laboratories, Inc.	3,864	265,843
Dynatrace, Inc. (1)	20,913	529,099
Entegris, Inc.	2,129	106,642
FormFactor, Inc. (1)	140	3,636
Fortinet, Inc. (1)	4,528	483,409
Hewlett Packard Enterprise Co.	108,872	1,726,710
HP, Inc.	13,889	285,419
Intel Corp.	114,166	6,832,835
International Business Machines Corp.	30,862	4,136,742
Intuit, Inc.	19,545	5,119,422
j2 Global, Inc.	6,414	601,056
Jabil, Inc.	13,418	554,566
KBR, Inc.	5,622	171,471
Keysight Technologies, Inc. (1)	893	91,649
Kimball Electronics, Inc. (1)	96	1,685
KLA Corp.	19,503	3,474,850
Lam Research Corp.	14,824	4,334,538
Majesco (1)	115	949
Manhattan Associates, Inc. (1)	2,191	174,732
Mastercard, Inc.	28,527	8,517,877
Maxim Integrated Products, Inc.	28,260	1,738,273
Methode Electronics, Inc.	3,521	138,551
Micron Technology, Inc. (1)	94,307	5,071,830
Microsoft Corp.	138,498	21,841,135
MicroStrategy, Inc. (1)	590	84,152
Mitek Systems, Inc. (1)	1,086	8,308
Motorola Solutions, Inc.	6,301	1,015,343
MTS Systems Corp.	1,566	75,215
NCR Corp. (1)	6,938	243,940
NortonLifeLock, Inc.	33,015	842,543
NVIDIA Corp.	4,919	1,157,441
OneSpan, Inc. (1)	1,697	29,053
Oracle Corp.	107,848	5,713,787
Paycom Software, Inc. (1)	2,098	555,466
PC Connection, Inc.	1,832	90,977
Perspecta, Inc.	2,242	59,278
Photronics, Inc. (1)	6,049	95,332
Progress Software Corp.	9,670	401,789
Qorvo, Inc. (1)	4,816	559,764
QUALCOMM, Inc.	64,917	5,727,627
RingCentral, Inc. - Class A (1)	1,184	199,705
Sanmina Corp. (1)	4,776	163,530
ScanSource, Inc. (1)	2,593	95,811
Skyworks Solutions, Inc.	10,496	1,268,756

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
SMART Global Holdings, Inc. (1)	3,349	127,061
Sonim Technologies, Inc. (1)	1,986	7,209
SPS Commerce, Inc. (1)	652	36,134
SS&C Technologies Holdings, Inc.	13,656	838,478
Synaptics, Inc. (1)	802	52,748
SYNNEX Corp.	3,290	423,752
Synopsys, Inc. (1)	17,366	2,417,347
Teradyne, Inc.	6,767	461,442
TESSCO Technologies, Inc.	2,008	22,530
Texas Instruments, Inc.	47,377	6,077,995
TiVo Corp.	14,358	121,756
Ultra Clean Holdings, Inc. (1)	1,446	33,938
Verint Systems, Inc. (1)	160	8,858
Xerox Holdings Corp.	24,017	885,507
Xperi Corp.	6,615	122,378
Zebra Technologies Corp. - Class A (1)	1,347	344,078
		147,703,361

Materials — 1.5%
Air Products & Chemicals, Inc.	5,382	1,264,716
AK Steel Holding Corp. (1)	11,131	36,621
Cabot Corp.	83	3,944
Celanese Corp.	9,048	1,113,990
CF Industries Holdings, Inc.	292	13,940
Eastman Chemical Co.	200	15,852
Hawkins, Inc.	183	8,383
Huntsman Corp.	4,406	106,449
Innospec, Inc.	1,236	127,852
Koppers Holdings, Inc. (1)	1,313	50,183
LyondellBasell Industries NV	42,533	4,018,518
Nucor Corp.	6,829	384,336
Olympic Steel, Inc.	5,083	91,087
Rayonier Advanced Materials, Inc.	4,713	18,098
Reliance Steel & Aluminum Co.	8,581	1,027,661
Royal Gold, Inc.	914	111,737
RPM International, Inc.	8,403	645,014
Ryerson Holding Corp. (1)	10,047	118,856
Steel Dynamics, Inc.	12,651	430,640
Stepan Co.	647	66,279
Tredegar Corp.	2,765	61,798
Valvoline, Inc.	7,627	163,294
Warrior Met Coal, Inc.	7,602	160,630
		10,039,878

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 33

Schedule of Investments
December 31, 2019

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Real Estate Investment Trust — 3.1%
American Homes 4 Rent	17,441	457,129
American Tower Corp.	14,341	3,295,849
Apple Hospitality REIT, Inc.	47,950	779,188
Ashford Hospitality Trust, Inc.	15,880	44,305
AvalonBay Communities, Inc.	5,629	1,180,401
CatchMark Timber Trust, Inc.	5,093	58,417
CBL & Associates Properties, Inc.	19,529	20,505
Clipper Realty, Inc.	2,408	25,525
Colony Capital, Inc.	3,141	14,920
CorEnergy Infrastructure Trust, Inc.	4,315	192,924
CorePoint Lodging, Inc.	12,967	138,488
Corporate Office Properties Trust	5,072	149,015
CyrusOne, Inc.	1,766	115,549
Essex Property Trust, Inc.	12,524	3,767,971
Gaming and Leisure Properties, Inc.	15,848	682,256
Healthcare Realty Trust, Inc.	2,128	71,011
Healthcare Trust of America, Inc. - Class A	792	23,982
Lamar Advertising Co.	9,492	847,256
Mid-America Apartment Communities, Inc.	5,341	704,264
National Health Investors, Inc.	304	24,770
National Storage Affiliates Trust	12,390	416,552
Office Properties Income Trust	7,721	248,153
Pennsylvania Real Estate Investment Trust	3,084	16,438
PS Business Parks, Inc.	3,974	655,193
Realogy Holdings Corp.	3,476	33,648
Regency Centers Corp.	1,222	77,096
Service Properties Trust	41,159	1,001,398
Simon Property Group, Inc.	32,500	4,841,200
Spirit MTA REIT	9,151	7,024
Summit Hotel Properties, Inc.	10,330	127,472
Tanger Factory Outlet Centers, Inc. (2)	37,775	556,426
UDR, Inc.	602	28,113
Uniti Group, Inc.	1,254	10,295
Urstadt Biddle Properties, Inc.	7,196	178,749
Xenia Hotels & Resorts, Inc.	19,782	427,489
		21,218,971

Utilities — 0.9%
American Water Works Co., Inc.	33,114	4,068,055
Consolidated Water Co., Ltd.	1,299	21,174
MDU Resources Group, Inc.	47,552	1,412,770
NorthWestern Corp.	1,694	121,409
Portland General Electric Co.	785	43,795
PPL Corp.	5,895	211,513
Spark Energy, Inc. - Class A	3,888	35,886

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Unitil Corp.	2,259	139,648
		6,054,250

Total Common Stocks (Cost $443,490,142)		538,415,526

Money Market Registered Investment Companies — 19.3%
Meeder Institutional Prime Money Market Fund, 1.75% (4)	131,391,282	131,391,282
Morgan Stanley Government Institutional Fund, 1.51% (3)	316,373	316,373
Total Money Market Registered Investment Companies (Cost $131,691,859)		131,707,655

Bank Obligations — 0.1%
First Merchants Bank Deposit Account, 2.10%, 1/2/2020 (5)	249,236	249,236
Metro City Bank Deposit Account, 2.35%, 1/2/2020 (5)	249,416	249,416
Pacific Mercantile Bank Deposit Account, 1.55%, 1/2/2020 (5)	248,972	248,972
Total Bank Obligations (Cost $747,624)		747,624
Total Investments — 98.5% (Cost $575,929,625)		670,870,805
Other Assets less Liabilities — 1.5%		10,557,145
Total Net Assets — 100.0%		681,427,950

Trustee Deferred Compensation (6)
Meeder Balanced Fund	3,883	47,606
Meeder Dynamic Allocation Fund	9,773	116,006
Meeder Muirfield Fund	5,894	46,622
Meeder Conservative Allocation Fund	1,148	26,232
Total Trustee Deferred Compensation (Cost $209,643)		236,466

The accompanying notes are an integral part of these financial statements

Page 34	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Muirfield Fund
	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	534	3/20/2020	54,374,550	181,073
Mini MSCI Emerging Markets Index Futures	244	3/20/2020	13,666,440	136,254
Russell 2000 Mini Index Futures	45	3/20/2020	3,758,850	33,003
Standard & Poors 500 Mini Futures	341	3/20/2020	55,090,255	573,443
E-mini Standard & Poors MidCap 400 Futures	70	3/20/2020	14,453,600	158,321
Total Futures Contracts	1,234		141,343,695	1,082,094

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2019.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2019.
(5)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2019. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 35

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — 98.3%
Communication Services — 6.9%
Alphabet, Inc. - Class A (1)(4)	517	692,465
Alphabet, Inc. - Class C (1)(4)	2,131	2,849,190
Altice USA, Inc. (1)	3,032	82,895
AMC Entertainment Holdings, Inc. (2)	3,580	25,919
AT&T, Inc. (4)	30,664	1,198,349
ATN International, Inc.	456	25,258
AutoWeb, Inc. (1)	1,945	4,804
Beasley Broadcast Group, Inc.	1,207	3,730
Cable One, Inc.	215	320,021
Cinemark Holdings, Inc.	3,766	127,479
Cogent Communications Holdings, Inc.	625	41,131
Comcast Corp. - Class A (4)	21,174	952,195
comScore, Inc. (1)	1,123	5,548
Consolidated Communications Holdings, Inc.	2,158	8,373
Cumulus Media, Inc. (1)	380	6,677
Electronic Arts, Inc. (1)	998	107,295
Entravision Communications Corp.	859	2,251
Eros International PLC (1)	1,369	4,641
Facebook, Inc. (1)(4)	9,734	1,997,904
Fluent, Inc. (1)	3,244	8,110
Fox Corp. - Class A	581	21,538
Gannett Co., Inc.	3,251	20,741
Gray Television, Inc. (1)	1,427	30,595
Hemisphere Media Group, Inc. (1)	108	1,604
IAC/InterActiveCorp (1)	324	80,712
IDT Corp. - Class B (1)	1,237	8,919
IMAX Corp. (1)	67	1,369
Intelsat SA (1)	994	6,988
Iridium Communications, Inc. (1)	308	7,589
John Wiley & Sons, Inc.	2,137	103,687
Lee Enterprises, Inc. (1)	3,195	4,537
Liberty Broadband Corp. - Class A (1)	631	78,597
Liberty Latin America, Ltd. - Class A (1)	4,162	80,327
Liberty Latin America, Ltd. - Class C (1)	1,919	37,344
Liberty Media Corp.-Liberty SiriusXM (1)	4,367	210,227
Liberty TripAdvisor Holdings, Inc. (1)	7,013	51,546
Lions Gate Entertainment Corp. - Class A (1)	1,354	14,434
Live Nation Entertainment, Inc. (1)	984	70,326
LiveXLive Media, Inc. (1)	1,370	2,117
Marcus Corp./The	1,611	51,181
MDC Partners, Inc. (1)	6,064	16,858
Meet Group, Inc./The (1)	1,292	6,473
National CineMedia, Inc.	592	4,316
News Corp.	5,062	71,577
Ooma, Inc. (1)	391	5,173

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
ORBCOMM, Inc. (1)	3,410	14,356
QuinStreet, Inc. (1)	352	5,389
Roku, Inc. (1)	340	45,526
Scholastic Corp.	159	6,114
Take-Two Interactive Software, Inc. (1)	2,077	254,287
TEGNA, Inc.	1,931	32,228
Telephone & Data Systems, Inc.	3,090	78,579
T-Mobile US, Inc. (1)	14,226	1,115,603
Tribune Publishing Co.	1,171	15,410
United States Cellular Corp. (1)	918	33,259
Verizon Communications, Inc. (4)	28,205	1,731,787
ViacomCBS, Inc.	7,817	328,079
Walt Disney Co./The (4)	10,576	1,529,607
WideOpenWest, Inc. (1)	2,360	17,511
Yelp, Inc. (1)	2,403	83,696
		14,744,441

Consumer Discretionary — 8.9%
Aaron’s, Inc.	389	22,216
Abercrombie & Fitch Co.	614	10,616
Acushnet Holdings Corp.	1,506	48,945
Amazon.com, Inc. (1)(4)	1,750	3,233,720
American Axle & Manufacturing Holdings, Inc. (1)	1,622	17,453
American Eagle Outfitters, Inc.	1,157	17,008
American Public Education, Inc. (1)	1,479	40,510
America’s Car-Mart, Inc./TX (1)	24	2,632
Aramark	3,264	141,658
Ascena Retail Group, Inc. (1)	180	1,380
AutoZone, Inc. (1)	130	154,870
Barnes & Noble Education, Inc. (1)	1,146	4,893
Bassett Furniture Industries, Inc.	1,216	20,283
BBX Capital Corp.	5,353	25,534
Beazer Homes USA, Inc. (1)	766	10,824
Bed Bath & Beyond, Inc.	350	6,055
Best Buy Co., Inc.	1,177	103,341
Big Lots, Inc.	330	9,478
Biglari Holdings, Inc. - Class B (1)	146	16,705
Bloomin’ Brands, Inc.	2,656	58,618
Booking Holdings, Inc. (1)(4)	443	909,802
BorgWarner, Inc.	1,445	62,684
Brinker International, Inc.	776	32,592
Brunswick Corp./DE	1,001	60,040
Buckle, Inc./The	177	4,786
Cavco Industries, Inc. (1)	117	22,859
Centric Brands, Inc. (1)	1,604	3,481
Chipotle Mexican Grill, Inc. (1)	144	120,544

The accompanying notes are an integral part of these financial statements

Page 36	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Citi Trends, Inc.	387	8,947
Clarus Corp.	456	6,183
Columbia Sportswear Co.	1,159	116,120
Core-Mark Holding Co., Inc.	307	8,347
Cracker Barrel Old Country Store, Inc.	250	38,435
Crocs, Inc. (1)	1,748	73,224
Dana, Inc.	710	12,922
Darden Restaurants, Inc.	508	55,377
Deckers Outdoor Corp. (1)	719	121,410
Denny’s Corp. (1)	1,810	35,983
Destination XL Group, Inc. (1)	1,654	2,117
Dollar General Corp.	4,610	719,068
Dollar Tree, Inc. (1)	63	5,925
DR Horton, Inc.	1,600	84,400
eBay, Inc.	12,861	464,411
Ethan Allen Interiors, Inc.	309	5,890
Everi Holdings, Inc. (1)	1,835	24,644
Expedia Group, Inc.	515	55,692
Express, Inc. (1)	767	3,735
Extended Stay America, Inc.	4,585	68,133
Flexsteel Industries, Inc.	352	7,012
Foot Locker, Inc.	1,286	50,141
Ford Motor Co.	76,489	711,348
GameStop Corp. (2)	3,541	21,529
General Motors Co.	26,266	961,336
Genesco, Inc. (1)	499	23,912
Gentex Corp.	4,985	144,465
GNC Holdings, Inc. (1)	518	1,399
Golden Entertainment, Inc. (1)	1,500	28,830
Graham Holdings Co.	143	91,376
H&R Block, Inc.	4,577	107,468
Hamilton Beach Brands Holding Co. - Class A	306	5,845
Hasbro, Inc.	590	62,310
Helen of Troy, Ltd. (1)	201	36,138
Hilton Grand Vacations, Inc. (1)	1,903	65,444
Home Depot, Inc./The (4)	2,960	646,405
Hooker Furniture Corp.	526	13,513
Houghton Mifflin Harcourt Co. (1)	986	6,163
Hudson, Ltd. (1)	1,712	26,262
Inspired Entertainment, Inc. (1)	818	5,522
International Game Technology PLC	252	3,772
J Alexander’s Holdings, Inc. (1)	1,406	13,441
JC Penney Co., Inc. (1)	3,524	3,947
Johnson Outdoors, Inc.	318	24,391
K12, Inc. (1)	952	19,373
Kirkland’s, Inc. (1)	6,196	7,683

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Kohl’s Corp.	481	24,507
L Brands, Inc.	871	15,783
Lands’ End, Inc. (1)	175	2,940
Las Vegas Sands Corp.	1,466	101,213
Laureate Education, Inc. (1)	3,653	64,329
La-Z-Boy, Inc.	364	11,459
LCI Industries	43	4,607
Leaf Group, Ltd. (1)	973	3,892
Lear Corp.	2,811	385,669
Lennar Corp.	4,179	233,146
LKQ Corp. (1)	2,731	97,497
Lowe’s Cos., Inc.	656	78,563
Luby’s, Inc. (1)	1,709	3,760
Lululemon Athletica, Inc. (1)	1,321	306,036
M/I Homes, Inc. (1)	427	16,802
Malibu Boats, Inc. (1)	1,393	57,043
Marine Products Corp.	374	5,386
MasterCraft Boat Holdings, Inc. (1)	1,425	22,444
McDonald’s Corp.	625	123,506
MDC Holdings, Inc.	231	8,815
Meritage Homes Corp. (1)	707	43,205
MGM Resorts International	9,044	300,894
Michaels Cos., Inc./The (1)	1,525	12,337
Mohawk Industries, Inc. (1)	749	102,149
Murphy USA, Inc. (1)	68	7,956
Nathan’s Famous, Inc.	42	2,977
Nautilus, Inc. (1)	6,280	10,990
NIKE, Inc. - Class B	5,860	593,677
Nordstrom, Inc.	180	7,367
Norwegian Cruise Line Holdings, Ltd. (1)	3,228	188,547
NVR, Inc. (1)	79	300,864
Office Depot, Inc.	9,316	25,526
Penn National Gaming, Inc. (1)	4,548	116,247
Perdoceo Education Corp. (1)	2,312	42,518
PetMed Express, Inc.	94	2,211
Polaris, Inc.	1,564	159,059
PulteGroup, Inc.	3,177	123,268
Purple Innovation, Inc. (1)	1,001	8,719
Qurate Retail, Inc. (1)	542	4,569
Ralph Lauren Corp.	1,170	137,147
RCI Hospitality Holdings, Inc.	116	2,378
RH (1)	36	7,686
Rocky Brands, Inc.	387	11,389
Ross Stores, Inc.	2,767	322,134
Rubicon Project, Inc./The (1)	174	1,420
Ruth’s Hospitality Group, Inc.	1,260	27,424
Sally Beauty Holdings, Inc. (1)	185	3,376

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 37

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Scientific Games Corp. (1)	993	26,593
SeaWorld Entertainment, Inc. (1)	1,628	51,624
Select Interior Concepts, Inc. (1)	617	5,547
Signet Jewelers, Ltd.	1,037	22,544
Six Flags Entertainment Corp.	87	3,925
Skechers U.S.A., Inc. (1)	1,049	45,306
Skyline Champion Corp. (1)	50	1,585
Sleep Number Corp. (1)	29	1,428
Sportsman’s Warehouse Holdings, Inc. (1)	262	2,104
Stamps.com, Inc. (1)	18	1,503
Standard Motor Products, Inc.	39	2,076
Starbucks Corp.	6,778	595,922
Steven Madden, Ltd.	1,423	61,203
Stoneridge, Inc. (1)	598	17,533
Tailored Brands, Inc.	553	2,289
Tapestry, Inc.	3,458	93,262
Target Corp.	8,848	1,134,402
Taylor Morrison Home Corp. (1)	2,196	48,005
Tile Shop Holdings, Inc.	4,136	6,990
Tilly’s, Inc. - Class A	1,727	21,156
TJX Cos., Inc./The (4)	20,730	1,265,774
Toll Brothers, Inc.	2,352	92,928
TopBuild Corp. (1)	212	21,853
Town Sports International Holdings, Inc. (1)	4,862	8,314
Tractor Supply Co.	98	9,157
Tupperware Brands Corp.	2,354	20,197
Turtle Beach Corp. (1)	658	6,218
Twin River Worldwide Holdings, Inc.	671	17,211
Urban Outfitters, Inc. (1)	520	14,440
Vera Bradley, Inc. (1)	299	3,528
Vista Outdoor, Inc. (1)	1,000	7,480
Vuzix Corp. (1)	5,455	10,965
Wendy’s Co./The	1,590	35,314
Whirlpool Corp.	939	138,531
Williams-Sonoma, Inc.	280	20,563
Wingstop, Inc.	66	5,691
Winnebago Industries, Inc.	197	10,437
WW International, Inc. (1)	74	2,828
Wyndham Destinations, Inc.	1,237	63,941
Yum China Holdings, Inc.	1,610	77,296
Yum! Brands, Inc.	6,721	677,006
Zumiez, Inc. (1)	113	3,903
		18,955,518

Consumer Staples — 4.9%
BellRing Brands, Inc. (1)	2,569	54,694
Boston Beer Co., Inc./The (1)	59	22,293

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Bunge, Ltd.	2,305	132,653
Casey’s General Stores, Inc.	1,030	163,760
Central Garden & Pet Co. (1)	1,401	41,133
Coca-Cola Co./The	10,546	583,721
Coca-Cola Consolidated, Inc.	81	23,008
Costco Wholesale Corp.	895	263,058
Edgewell Personal Care Co. (1)	726	22,477
Estee Lauder Cos., Inc./The	639	131,979
Flowers Foods, Inc.	7,542	163,963
Fresh Del Monte Produce, Inc.	335	11,718
General Mills, Inc.	10,474	560,987
Herbalife Nutrition, Ltd. (1)	1,349	64,307
Hershey Co./The	2,708	398,022
Hostess Brands, Inc. (1)	3,334	48,476
Ingredion, Inc.	1,127	104,755
JM Smucker Co./The	469	48,837
John B Sanfilippo & Son, Inc.	56	5,112
Kellogg Co.	4,824	333,628
Kimberly-Clark Corp.	4,885	671,932
Kroger Co./The	9,191	266,447
Lamb Weston Holdings, Inc.	2,726	234,518
Lifevantage Corp. (1)	445	6,946
Medifast, Inc.	95	10,410
Molson Coors Beverage Co.	6,871	370,347
Mondelez International, Inc.	11,965	659,032
Monster Beverage Corp. (1)	1,317	83,695
Nature’s Sunshine Products, Inc. (1)	247	2,206
Nu Skin Enterprises, Inc.	1,124	46,062
Oil-Dri Corp. of America	114	4,133
PepsiCo, Inc. (4)	9,045	1,236,180
Performance Food Group Co. (1)	2,496	128,494
Philip Morris International, Inc.	2,137	181,837
Pilgrim’s Pride Corp. (1)	771	25,223
Post Holdings, Inc. (1)	1,273	138,884
PriceSmart, Inc.	235	16,690
Primo Water Corp. (1)	642	7,206
Procter & Gamble Co./The	9,870	1,232,763
Pyxus International, Inc. (1)	695	6,213
Rite Aid Corp. (1)	141	2,181
Sanderson Farms, Inc.	26	4,582
Seneca Foods Corp. (1)	451	18,396
Simply Good Foods Co./The (1)	2,062	58,849
SpartanNash Co.	1,403	19,979
Spectrum Brands Holdings, Inc.	350	22,502
Sprouts Farmers Market, Inc. (1)	2,099	40,616
Sysco Corp.	220	18,819
TreeHouse Foods, Inc. (1)	2,121	102,869

The accompanying notes are an integral part of these financial statements

Page 38	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Tyson Foods, Inc.	8,802	801,334
US Foods Holding Corp. (1)	2,092	87,634
USANA Health Sciences, Inc. (1)	565	44,381
Walmart, Inc. (4)	5,724	680,240
		10,410,181

Energy — 3.7%
Amplify Energy Corp.	1,899	12,552
Antero Resources Corp. (1)	528	1,505
Apergy Corp. (1)	1,582	53,440
Arch Coal, Inc. - Class A	178	12,770
Ardmore Shipping Corp. (1)	1,075	9,729
Baker Hughes Co.	4,640	118,923
Brigham Minerals, Inc.	1,723	36,941
Cabot Oil & Gas Corp.	4,135	71,990
Cactus, Inc.	2,277	78,147
Chevron Corp. (4)	8,709	1,049,522
ConocoPhillips (4)	16,029	1,042,366
Contango Oil & Gas Co. (1)	2,132	7,824
Continental Resources, Inc./OK	1,235	42,361
Contura Energy, Inc. (1)	1,030	9,322
Covia Holdings Corp. (1)	2,973	6,065
CVR Energy, Inc.	389	15,727
Dawson Geophysical Co. (1)	3,821	9,170
Delek US Holdings, Inc.	1,022	34,268
Devon Energy Corp.	7,315	189,971
DHT Holdings, Inc.	420	3,478
Dorian LPG, Ltd. (1)	423	6,548
Encana Corp.	5,170	24,247
EOG Resources, Inc. (4)	2,132	178,576
EQT Corp.	2,441	26,607
Exterran Corp. (1)	2,820	22,081
Exxon Mobil Corp. (4)	16,694	1,164,907
Goodrich Petroleum Corp. (1)	330	3,313
Gulfport Energy Corp. (1)	2,768	8,415
Hallador Energy Co.	611	1,815
Helmerich & Payne, Inc.	1,961	89,088
Hess Corp.	2,256	150,723
HollyFrontier Corp.	552	27,992
ION Geophysical Corp. (1)	1,061	9,209
Kinder Morgan, Inc./DE	4,032	85,357
KLX Energy Services Holdings, Inc. (1)	314	2,022
Liberty Oilfield Services, Inc.	2,548	28,334
Marathon Oil Corp.	11,468	155,735
Marathon Petroleum Corp.	8,206	494,412
Matrix Service Co. (1)	984	22,514

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
McDermott International, Inc. (1)	4	3
Nabors Industries, Ltd.	2,799	8,061
NexTier Oilfield Solutions, Inc. (1)	4,705	31,524
Nine Energy Service, Inc. (1)	1,048	8,195
Noble Energy, Inc.	4,509	112,004
Nordic American Tankers, Ltd.	1,375	6,765
Northern Oil and Gas, Inc. (1)	2,591	6,063
Occidental Petroleum Corp. (4)	7,533	310,435
Oceaneering International, Inc. (1)	2,644	39,422
Overseas Shipholding Group, Inc. (1)	1,036	2,383
Panhandle Oil and Gas, Inc.	744	8,340
Parsley Energy, Inc.	844	15,960
Patterson-UTI Energy, Inc.	2,873	30,167
PBF Energy, Inc.	1,423	44,640
PDC Energy, Inc. (1)	1,004	26,275
Peabody Energy Corp.	2,370	21,614
Phillips 66	8,329	927,934
Pioneer Natural Resources Co.	1,241	187,850
ProPetro Holding Corp. (1)	1,056	11,880
QEP Resources, Inc.	5,330	23,985
Quintana Energy Services, Inc. (1)	1,461	4,105
Renewable Energy Group, Inc. (1)	1,471	39,643
RigNet, Inc. (1)	1,065	7,029
SandRidge Energy, Inc. (1)	2,016	8,548
Scorpio Tankers, Inc.	44	1,731
SEACOR Holdings, Inc. (1)	147	6,343
Seadrill, Ltd. (1)	2,067	5,250
Select Energy Services, Inc. (1)	1,005	9,326
SilverBow Resources, Inc. (1)	202	2,000
SRC Energy, Inc. (1)	383	1,578
Talos Energy, Inc. (1)	184	5,548
Teekay Corp.	1,124	5,980
TETRA Technologies, Inc. (1)	1,641	3,216
Tidewater, Inc. (1)	618	11,915
US Silica Holdings, Inc.	812	4,994
Valaris plc	5,417	35,536
Valero Energy Corp.	4,927	461,414
W&T Offshore, Inc. (1)	5,114	28,434
Williams Cos., Inc./The	6,153	145,949
World Fuel Services Corp.	315	13,677
WPX Energy, Inc. (1)	2,081	28,593
		7,962,275

Financials — 19.6%
1st Constitution Bancorp	538	11,906
1st Source Corp.	2,533	131,412
ACNB Corp.	1,044	39,484

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 39

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Allstate Corp./The	7,047	792,435
Ally Financial, Inc.	17,871	546,138
Amalgamated Bank	722	14,043
American Express Co.	2,004	249,478
American National Insurance Co.	137	16,122
Ameris Bancorp	2,436	103,627
Arbor Realty Trust, Inc.	2,134	30,623
Ares Commercial Real Estate Corp.	11,906	188,591
Arthur J Gallagher & Co.	2,835	269,977
Artisan Partners Asset Management, Inc.	3,515	113,605
Ashford, Inc. (1)	296	6,986
Athene Holding, Ltd. (1)	2,287	107,558
Atlantic Capital Bancshares, Inc. (1)	4,420	81,107
Auburn National Bancorporation, Inc.	51	2,703
B. Riley Financial, Inc.	208	5,237
BancFirst Corp.	4,733	295,529
Bancorp, Inc./The (1)	5,676	73,618
BancorpSouth Bank	13,154	413,167
Bank of America Corp. (4)	45,538	1,603,848
Bank of Commerce Holdings	1,258	14,555
Bank OZK	7,269	221,741
BankFinancial Corp.	5,720	74,818
BankUnited, Inc.	2,059	75,277
BCB Bancorp, Inc.	659	9,088
Berkshire Hathaway, Inc. - Class B (1)(4)	9,844	2,229,666
Berkshire Hills Bancorp, Inc.	910	29,921
Boston Private Financial Holdings, Inc.	5,131	61,726
Bridgewater Bancshares, Inc. (1)	2,733	37,661
Brighthouse Financial, Inc. (1)	220	8,631
Brightsphere Investment Group, Inc.	3,055	31,222
Brown & Brown, Inc.	10,863	428,871
Bryn Mawr Bank Corp.	554	22,847
C&F Financial Corp.	538	29,768
Cannae Holdings, Inc. (1)	865	32,169
Capital Bancorp, Inc. (1)	386	5,748
Capital City Bank Group, Inc.	2,197	67,009
Carolina Financial Corp.	1,386	59,917
CenterState Bank Corp.	2,869	71,668
Central Valley Community Bancorp	1,595	34,564
Chemung Financial Corp.	92	3,910
Cincinnati Financial Corp.	2,602	273,600
CIT Group, Inc.	11,400	520,182
Citigroup, Inc.	13,001	1,038,650
Citizens & Northern Corp.	419	11,837
Citizens Financial Group, Inc.	19,542	793,601
Civista Bancshares, Inc.	1,529	36,696
CNA Financial Corp.	1,202	53,862

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
CNB Financial Corp./PA	903	29,510
Codorus Valley Bancorp, Inc.	261	6,011
Cohen & Steers, Inc.	108	6,778
Comerica, Inc.	8,285	594,449
Community Bankers Trust Corp.	968	8,596
Community Financial Corp./The	317	11,276
Community Trust Bancorp, Inc.	2,145	100,043
ConnectOne Bancorp, Inc.	4,303	110,673
Crawford & Co.	290	2,944
Curo Group Holdings Corp. (1)	1,167	14,214
Customers Bancorp, Inc. (1)	2,716	64,668
Diamond Hill Investment Group, Inc.	327	45,930
Discover Financial Services	12,442	1,055,330
Ditech Holding Corp. Warrants - Class A (1)(7)	228	—
Ditech Holding Corp. Warrants - Class B (1)(7)	181	—
Donegal Group, Inc.	95	1,408
Donnelley Financial Solutions, Inc. (1)	2,219	23,233
E*TRADE Financial Corp.	5,088	230,843
Eaton Vance Corp.	594	27,734
Elevate Credit, Inc. (1)	2,502	11,134
Ellington Financial, Inc.	13,358	244,852
Employers Holdings, Inc.	1,007	42,042
Enova International, Inc. (1)	110	2,647
Enterprise Financial Services Corp.	706	34,036
Esquire Financial Holdings, Inc. (1)	283	7,378
ESSA Bancorp, Inc.	459	7,780
Essent Group, Ltd.	5,513	286,621
Evercore, Inc.	1,627	121,635
Exantas Capital Corp.	3,778	44,618
Farmers National Banc Corp.	2,830	46,186
FB Financial Corp.	1,517	60,058
Federated Investors, Inc.	553	18,022
Fidelity National Financial, Inc.	6,036	273,733
Fifth Third Bancorp	46,930	1,442,628
Financial Institutions, Inc.	1,406	45,133
First American Financial Corp.	4,079	237,887
First BanCorp/Puerto Rico	14,433	152,845
First Bancorp/Southern Pines NC	5,590	223,097
First Bancshares, Inc./The	1,770	62,870
First Business Financial Services, Inc.	1,514	39,864
First Choice Bancorp	1,159	31,247
First Citizens BancShares, Inc./NC	970	516,244
First Defiance Financial Corp.	652	20,531
First Financial Corp./IN	2,326	106,345
First Hawaiian, Inc.	9,139	263,660
First Horizon National Corp.	26,808	443,940

The accompanying notes are an integral part of these financial statements

Page 40	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
First Merchants Corp.	1,132	47,080
First Northwest Bancorp	739	13,398
First of Long Island Corp./The	2,477	62,123
FNB Corp./PA	26,855	341,059
Franklin Financial Services Corp.	95	3,676
FS Bancorp, Inc.	32	2,041
Fulton Financial Corp.	7,265	126,629
Great Ajax Corp.	8,716	129,084
Great Southern Bancorp, Inc.	1,783	112,900
Hallmark Financial Services, Inc. (1)	583	10,243
Hancock Whitney Corp.	1,871	82,099
Hanover Insurance Group, Inc./The	332	45,374
HBT Financial, Inc. (1)	1,555	29,529
Heritage Commerce Corp.	13,477	172,910
Heritage Insurance Holdings, Inc.	916	12,137
Hilltop Holdings, Inc.	7,983	199,016
Home Bancorp, Inc.	349	13,677
HomeStreet, Inc. (1)	492	16,728
Horizon Bancorp, Inc./IN	5,882	111,758
Houlihan Lokey, Inc.	1,248	60,990
Huntington Bancshares, Inc./OH	27,639	416,796
IBERIABANK Corp.	7,733	578,660
Independent Bank Corp./MI	8,825	199,886
International Bancshares Corp.	7,768	334,568
INTL. FCStone, Inc. (1)	908	44,338
Invesco Mortgage Capital, Inc.	24,105	401,348
Investar Holding Corp.	100	2,400
Investors Bancorp, Inc.	2,683	31,968
Investors Title Co.	43	6,846
JPMorgan Chase & Co. (4)	9,203	1,282,898
Kemper Corp.	1,287	99,743
KeyCorp	49,026	992,286
Kinsale Capital Group, Inc.	63	6,405
KKR Real Estate Finance Trust, Inc.	2,006	40,963
Ladder Capital Corp.	14,204	256,240
Lakeland Bancorp, Inc.	500	8,690
Lazard, Ltd.	1,799	71,888
Legg Mason, Inc.	422	15,154
LPL Financial Holdings, Inc.	2,289	211,160
Luther Burbank Corp.	531	6,122
M&T Bank Corp.	3,480	590,730
Macatawa Bank Corp.	1,055	11,742
Mackinac Financial Corp.	300	5,238
MainStreet Bancshares, Inc. (1)	88	2,024
MarketAxess Holdings, Inc.	372	141,029
Marlin Business Services Corp.	407	8,946
Medley Management, Inc.	2,879	8,522

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Mercantile Bank Corp.	837	30,525
Mercury General Corp.	992	48,340
Meridian Bancorp, Inc.	2,212	44,439
Meta Financial Group, Inc.	524	19,131
Metropolitan Bank Holding Corp. (1)	907	43,745
MFA Financial, Inc.	44,359	339,346
MGIC Investment Corp.	17,386	246,360
Middlefield Banc Corp.	66	1,722
Midland States Bancorp, Inc.	3,050	88,328
MidWestOne Financial Group, Inc.	1,194	43,259
Moelis & Co.	1,046	33,388
MSCI, Inc.	56	14,458
MutualFirst Financial, Inc.	142	5,633
MVB Financial Corp.	1,058	26,365
Navient Corp.	1,267	17,333
NewStar Financial Contingent Value Rights (1)(7)	95	—
Nicolet Bankshares, Inc. (1)	1,404	103,685
NMI Holdings, Inc. - Class A (1)	3,247	107,735
Northeast Bank	1,346	29,599
Northern Trust Corp.	2,761	293,329
Northfield Bancorp, Inc.	1,000	16,960
Northrim BanCorp, Inc.	2,609	99,925
Norwood Financial Corp.	213	8,286
Ocwen Financial Corp. (1)	6,130	8,398
OFG Bancorp	2,916	68,847
Old Republic International Corp.	18,657	417,357
Old Second Bancorp, Inc.	1,952	26,293
OneMain Holdings, Inc.	2,177	91,761
OP Bancorp	391	4,055
Oppenheimer Holdings, Inc.	3,525	96,867
Opus Bank	3,563	92,175
Pacific Premier Bancorp, Inc.	3,233	105,412
PacWest Bancorp	2,204	84,347
Parke Bancorp, Inc.	1,443	36,638
PCB Bancorp	2,077	35,891
PCSB Financial Corp.	506	10,247
Peapack Gladstone Financial Corp.	1,782	55,064
PennyMac Financial Services, Inc.	3,154	107,362
PennyMac Mortgage Investment Trust	9,295	207,186
Peoples Bancorp, Inc./OH	1,113	38,577
Peoples Bancorp of North Carolina, Inc.	143	4,698
People’s United Financial, Inc.	2,772	46,847
People’s Utah Bancorp	604	18,192
Pinnacle Financial Partners, Inc.	2,426	155,264
Pioneer Bancorp, Inc./NY (1)	241	3,690
Piper Sandler Cos.	2,642	211,201

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 41

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
PJT Partners, Inc.	1,355	61,151
PNC Financial Services Group, Inc./The (4)	6,144	980,767
Popular, Inc.	11,432	671,630
Premier Financial Bancorp, Inc.	1,736	31,491
Progressive Corp./The	12,835	929,126
ProSight Global, Inc. (1)	1,112	17,937
Provident Bancorp, Inc. (1)	382	4,756
Provident Financial Holdings, Inc.	862	18,878
Prudential Financial, Inc.	8,313	779,261
Pzena Investment Management, Inc.	2,939	25,334
QCR Holdings, Inc.	3,058	134,124
Radian Group, Inc.	11,711	294,649
RBB Bancorp	2,331	49,347
Ready Capital Corp.	10,424	160,738
Regional Management Corp. (1)	543	16,306
Regions Financial Corp.	47,459	814,396
Reinsurance Group of America, Inc.	721	117,566
Renasant Corp.	5,986	212,024
Republic Bancorp, Inc./KY	1,067	49,936
Riverview Bancorp, Inc.	237	1,946
S&P Global, Inc.	18	4,915
S&T Bancorp, Inc.	474	19,097
Safety Insurance Group, Inc.	850	78,651
Sandy Spring Bancorp, Inc.	2,677	101,405
SEI Investments Co.	7,410	485,207
Select Bancorp, Inc. (1)	1,200	14,760
Selective Insurance Group, Inc.	1,384	90,223
Shore Bancshares, Inc.	2,864	49,719
Sierra Bancorp	3,644	106,113
Signature Bank/New York NY	998	136,337
Silvercrest Asset Management Group, Inc.	899	11,309
Simmons First National Corp.	1,700	45,543
SLM Corp.	7,530	67,092
SmartFinancial, Inc.	1,300	30,745
Southern First Bancshares, Inc. (1)	809	34,374
Southern Missouri Bancorp, Inc.	40	1,534
Southern National Bancorp of Virginia, Inc.	2,327	38,046
Spirit of Texas Bancshares, Inc. (1)	1,314	30,222
Starwood Property Trust, Inc.	10,410	258,793
Stewart Information Services Corp.	2,887	117,761
Stifel Financial Corp.	663	40,211
Stock Yards Bancorp, Inc.	34	1,396
Summit Financial Group, Inc.	1,426	38,630
Synchrony Financial	14,584	525,170
T Rowe Price Group, Inc.	27	3,290
TCF Financial Corp.	7,439	348,145
Timberland Bancorp, Inc./WA	807	24,000

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Tiptree, Inc. - Class A	1,725	14,042
TPG RE Finance Trust, Inc.	18,898	383,062
TriCo Bancshares	2,800	114,268
Truist Financial Corp.	14,425	812,416
TrustCo Bank Corp. NY	2,624	22,750
United Community Banks, Inc./GA	3,939	121,636
United Security Bancshares/Fresno CA	1,845	19,797
Unity Bancorp, Inc.	1,232	27,806
Universal Insurance Holdings, Inc.	1,051	29,417
Univest Financial Corp.	5,816	155,752
Unum Group	1,051	30,647
US Bancorp	2,952	175,024
Valley National Bancorp	24,407	279,460
Virtus Investment Partners, Inc.	354	43,089
Walker & Dunlop, Inc.	2,264	146,436
Washington Federal, Inc.	1,489	54,572
Waterstone Financial, Inc.	1,561	29,706
Wells Fargo & Co. (4)	15,245	820,181
WesBanco, Inc.	806	30,459
Western Alliance Bancorp	5,087	289,959
WR Berkley Corp.	8,559	591,427
WSFS Financial Corp.	1,305	57,407
		41,777,737

Healthcare — 12.6%
Abbott Laboratories (4)	4,724	410,327
AbbVie, Inc. (4)	7,454	659,977
Abeona Therapeutics, Inc. (1)	443	1,449
ABIOMED, Inc. (1)	134	22,859
ACADIA Pharmaceuticals, Inc. (1)	701	29,989
Accuray, Inc. (1)	4,441	12,524
AcelRx Pharmaceuticals, Inc. (1)	2,985	6,298
Acer Therapeutics, Inc. (1)	1,545	6,195
Aclaris Therapeutics, Inc. (1)	1,216	2,298
ADMA Biologics, Inc. (1)	1,421	5,684
Aeglea BioTherapeutics, Inc. (1)	877	6,700
Affimed NV (1)	3,729	10,217
Agenus, Inc. (1)	3,697	15,047
AgeX Therapeutics, Inc. (1)	1,077	1,960
Agilent Technologies, Inc.	1,774	151,340
Akcea Therapeutics, Inc. (1)	728	12,332
Akebia Therapeutics, Inc. (1)	2,038	12,880
Akorn, Inc. (1)	3,456	5,184
Albireo Pharma, Inc. (1)	446	11,337
Aldeyra Therapeutics, Inc. (1)	1,532	8,901
Alexion Pharmaceuticals, Inc. (1)	2,986	322,936
Align Technology, Inc. (1)	280	78,131

The accompanying notes are an integral part of these financial statements

Page 42	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Alkermes PLC (1)	3,267	66,647
Allakos, Inc. (1)	41	3,910
Allena Pharmaceuticals, Inc. (1)	2,614	7,136
Allergan PLC (4)	1,978	378,134
Allscripts Healthcare Solutions, Inc. (1)	4,611	45,257
Alnylam Pharmaceuticals, Inc. (1)	1,722	198,323
Amedisys, Inc. (1)	217	36,222
AmerisourceBergen Corp.	1,466	124,639
Amgen, Inc. (4)	4,369	1,053,235
Amneal Pharmaceuticals, Inc. (1)	3,537	17,048
Amphastar Pharmaceuticals, Inc. (1)	754	14,545
AnaptysBio, Inc. (1)	392	6,370
AngioDynamics, Inc. (1)	1,814	29,042
Applied Genetic Technologies Corp./DE (1)	1,699	7,679
Aptinyx, Inc. (1)	4,525	15,476
Aquestive Therapeutics, Inc. (1)	1,692	9,847
Aravive, Inc. (1)	174	2,379
Arcus Biosciences, Inc. (1)	1,261	12,736
Ardelyx, Inc. (1)	267	2,004
Arvinas, Inc. (1)	116	4,766
Assembly Biosciences, Inc. (1)	512	10,476
Assertio Therapeutics, Inc. (1)	4,233	5,291
Athenex, Inc. (1)	411	6,276
AtriCure, Inc. (1)	332	10,793
Atrion Corp.	2	1,503
Avantor, Inc. (1)	10,281	186,600
Avid Bioservices, Inc. (1)	983	7,540
Avrobio, Inc. (1)	652	13,125
Axsome Therapeutics, Inc. (1)	146	15,091
Baudax Bio, Inc. (1)	300	2,076
Baxter International, Inc.	5,891	492,605
Beyondspring, Inc. (1)	904	14,012
BioCryst Pharmaceuticals, Inc. (1)	599	2,067
BioDelivery Sciences International, Inc. (1)	1,331	8,412
Biogen, Inc. (1)(4)	1,828	542,422
BioMarin Pharmaceutical, Inc. (1)	1,942	164,196
Bio-Rad Laboratories, Inc. (1)	137	50,694
Bio-Techne Corp.	188	41,268
Bristol-Myers Squibb Co. (4)	15,565	999,117
Brookdale Senior Living, Inc. (1)	692	5,031
Bruker Corp.	2,082	106,120
Calithera Biosciences, Inc. (1)	1,749	9,987
Calyxt, Inc. (1)	962	6,744
Capital Senior Living Corp. (1)	5,917	18,284
Cardinal Health, Inc.	8,053	407,321
CareDx, Inc. (1)	535	11,540
CASI Pharmaceuticals, Inc. (1)	441	1,363

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Catalent, Inc. (1)	1,174	66,096
Cellular Biomedicine Group, Inc. (1)	471	7,649
Cerecor, Inc. (1)	2,329	12,553
Cerner Corp.	12,457	914,219
Charles River Laboratories International, Inc. (1)	400	61,104
Chemed Corp.	285	125,189
ChemoCentryx, Inc. (1)	430	17,007
Chiasma, Inc. (1)	799	3,963
Chimerix, Inc. (1)	2,001	4,062
Cidara Therapeutics, Inc. (1)	4,501	17,284
Clovis Oncology, Inc. (1)	261	2,721
Collegium Pharmaceutical, Inc. (1)	149	3,066
Computer Programs & Systems, Inc.	532	14,045
Concert Pharmaceuticals, Inc. (1)	856	7,897
CONMED Corp.	396	44,285
Constellation Pharmaceuticals, Inc. (1)	30	1,413
Cooper Cos., Inc./The	119	38,234
Corium International Contingent Value Rights (1)(7)	106	—
CorMedix, Inc. (1)	574	4,179
Corvus Pharmaceuticals, Inc. (1)	2,088	11,359
Cross Country Healthcare, Inc. (1)	1,839	21,369
CryoLife, Inc. (1)	477	12,922
Cutera, Inc. (1)	227	8,129
CVS Health Corp.	8,346	620,024
Cymabay Therapeutics, Inc. (1)	1,369	2,683
CytomX Therapeutics, Inc. (1)	2,931	24,357
Danaher Corp. (4)	5,083	780,139
Deciphera Pharmaceuticals, Inc. (1)	84	5,228
DENTSPLY SIRONA, Inc.	3,616	204,629
Dermira, Inc. (1)	741	11,234
DexCom, Inc. (1)	447	97,777
Dicerna Pharmaceuticals, Inc. (1)	818	18,021
Dynavax Technologies Corp. (1)	516	2,952
Editas Medicine, Inc. (1)	588	17,411
Edwards Lifesciences Corp. (1)	287	66,954
Eiger BioPharmaceuticals, Inc. (1)	606	9,029
Elanco Animal Health, Inc. (1)	297	8,747
Elanco Animal Health, Inc. Contingent Value Rights (1)(7)	2,012	—
Eli Lilly & Co. (4)	4,482	589,069
Eloxx Pharmaceuticals, Inc. (1)	773	5,689
Emergent BioSolutions, Inc. (1)	255	13,757
Enanta Pharmaceuticals, Inc. (1)	127	7,846
Encompass Health Corp.	2,632	182,319
Endo International PLC (1)	4,134	19,388

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 43

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Endologix, Inc. (1)	5,636	8,905
Enzo Biochem, Inc. (1)	1,200	3,156
Exact Sciences Corp. (1)	1,246	115,230
Exelixis, Inc. (1)	2,018	35,557
EyePoint Pharmaceuticals, Inc. (1)	2,837	4,397
Fate Therapeutics, Inc. (1)	566	11,077
Fennec Pharmaceuticals, Inc. (1)	1,458	9,462
FibroGen, Inc. (1)	494	21,188
Five Prime Therapeutics, Inc. (1)	355	1,629
Flexion Therapeutics, Inc. (1)	611	12,648
Fortress Biotech, Inc. (1)	2,533	6,510
Forty Seven, Inc. (1)	239	9,409
G1 Therapeutics, Inc. (1)	175	4,625
Genesis Healthcare, Inc. (1)	1,033	1,694
Gilead Sciences, Inc. (4)	11,735	762,540
Global Blood Therapeutics, Inc. (1)	40	3,180
Globus Medical, Inc. (1)	1,173	69,066
GlycoMimetics, Inc. (1)	809	4,280
Haemonetics Corp. (1)	438	50,326
Hanger, Inc. (1)	204	5,632
Harvard Bioscience, Inc. (1)	1,274	3,886
HCA Healthcare, Inc.	5,690	841,039
HealthStream, Inc. (1)	1,479	40,229
Heron Therapeutics, Inc. (1)	407	9,565
Hill-Rom Holdings, Inc.	1,959	222,405
HMS Holdings Corp. (1)	276	8,170
Hologic, Inc. (1)	4,230	220,848
Hookipa Pharma, Inc. (1)	126	1,541
Horizon Therapeutics Plc (1)	875	31,675
Humana, Inc.	1,288	472,078
Idera Pharmaceuticals, Inc. (1)	4,755	8,654
IDEXX Laboratories, Inc. (1)	344	89,829
Immunic, Inc. (1)	212	2,056
ImmunoGen, Inc. (1)	2,859	14,595
Immunomedics, Inc. (1)	1,666	35,253
Incyte Corp. (1)	604	52,741
Insulet Corp. (1)	321	54,955
Integer Holdings Corp. (1)	56	4,504
Intercept Pharmaceuticals, Inc. (1)	15	1,859
Intersect ENT, Inc. (1)	634	15,787
Intra-Cellular Therapies, Inc. (1)	311	10,670
Invacare Corp.	173	1,560
Ionis Pharmaceuticals, Inc. (1)	263	15,888
Iovance Biotherapeutics, Inc. (1)	727	20,123
IQVIA Holdings, Inc. (1)	2,973	459,358
Ironwood Pharmaceuticals, Inc. (1)	1,118	14,881
Jazz Pharmaceuticals PLC (1)	467	69,714

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Johnson & Johnson (4)	11,671	1,702,449
Jounce Therapeutics, Inc. (1)	528	4,609
Kadmon Holdings, Inc. (1)	1,326	6,007
Karyopharm Therapeutics, Inc. (1)	112	2,147
Kezar Life Sciences, Inc. (1)	767	3,076
Kindred Biosciences, Inc. (1)	1,015	8,607
Kodiak Sciences, Inc. (1)	77	5,540
Kura Oncology, Inc. (1)	410	5,638
Lantheus Holdings, Inc. (1)	334	6,850
Lexicon Pharmaceuticals, Inc. (1)	722	2,996
LHC Group, Inc. (1)	380	52,349
Liquidia Technologies, Inc. (1)	1,007	4,305
LivaNova PLC (1)	340	25,646
MacroGenics, Inc. (1)	360	3,917
Magellan Health, Inc. (1)	95	7,434
Mallinckrodt PLC (1)	3,221	11,241
MannKind Corp. (1)	4,020	5,186
Marinus Pharmaceuticals, Inc. (1)	1,713	3,700
Masimo Corp. (1)	1,272	201,052
McKesson Corp.	1,038	143,576
MEDNAX, Inc. (1)	51	1,417
Medtronic PLC (4)	12,952	1,469,404
MEI Pharma, Inc. (1)	1,212	3,006
MeiraGTx Holdings plc (1)	230	4,605
Menlo Therapeutics, Inc. (1)	724	3,359
Merck & Co., Inc. (4)	17,249	1,568,797
Meridian Bioscience, Inc.	1,845	18,026
Mersana Therapeutics, Inc. (1)	825	4,727
Millendo Therapeutics, Inc. (1)	272	1,833
Minerva Neurosciences, Inc. (1)	890	6,328
Molecular Templates, Inc. (1)	500	6,993
Momenta Pharmaceuticals, Inc. (1)	1,477	29,141
Morphic Holding, Inc. (1)	234	4,015
Mustang Bio, Inc. (1)	618	2,521
Mylan NV (1)	5,523	111,012
Myriad Genetics, Inc. (1)	344	9,367
NantKwest, Inc. (1)	2,024	7,671
Natera, Inc. (1)	618	20,820
National Research Corp.	62	4,088
Natus Medical, Inc. (1)	908	29,955
Neon Therapeutics, Inc. (1)	2,032	2,398
Neos Therapeutics, Inc. (1)	7,568	11,428
Neurocrine Biosciences, Inc. (1)	865	92,979
NewLink Genetics Corp. (1)	3,774	9,548
NextGen Healthcare, Inc. (1)	841	13,515
Novavax, Inc. (1)	589	2,344
Ocular Therapeutix, Inc. (1)(2)	1,100	4,345

The accompanying notes are an integral part of these financial statements

Page 44	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Odonate Therapeutics, Inc. (1)	169	5,484
Omeros Corp. (1)	205	2,888
Oncocyte Corp. (1)	905	2,036
Oncternal Therapeutics, Inc. (1)	844	3,334
OPKO Health, Inc. (1)	21,567	31,703
Option Care Health, Inc. (1)	685	2,555
OraSure Technologies, Inc. (1)	425	3,413
Organogenesis Holdings, Inc. (1)	291	1,400
Orthofix Medical, Inc. (1)	579	26,738
Osmotica Pharmaceuticals PLC (1)	1,812	12,666
Otonomy, Inc. (1)	6,128	23,470
Owens & Minor, Inc.	959	4,958
Pacira BioSciences, Inc. (1)	848	38,414
Paratek Pharmaceuticals, Inc. (1)	672	2,708
Pennant Group, Inc./The (1)	952	31,483
Perrigo Co. PLC	1,968	101,667
Pfizer, Inc. (4)	32,875	1,288,043
Phibro Animal Health Corp.	1,335	33,148
Pieris Pharmaceuticals, Inc. (1)	2,471	8,945
PRA Health Sciences, Inc. (1)	1,239	137,715
Precision BioSciences, Inc. (1)	400	5,556
Premier, Inc. - Class A (1)	846	32,046
Principia Biopharma, Inc. (1)	249	13,640
Progenics Pharmaceuticals, Inc. (1)	1,599	8,139
Protagonist Therapeutics, Inc. (1)	426	3,003
Prothena Corp. PLC (1)	163	2,580
PTC Therapeutics, Inc. (1)	643	30,883
Puma Biotechnology, Inc. (1)	1,619	14,166
Quest Diagnostics, Inc.	1,107	118,217
Radius Health, Inc. (1)	436	8,790
Reata Pharmaceuticals, Inc. (1)	57	11,653
Recro Pharma, Inc. (1)	561	10,283
Regeneron Pharmaceuticals, Inc. (1)	617	231,671
REGENXBIO, Inc. (1)	355	14,544
Repligen Corp. (1)	132	12,210
Replimune Group, Inc. (1)	236	3,387
ResMed, Inc.	204	31,614
resTORbio, Inc. (1)	1,257	1,873
Retrophin, Inc. (1)	1,645	23,359
Revance Therapeutics, Inc. (1)	1,541	25,010
Rhythm Pharmaceuticals, Inc. (1)	361	8,289
Rigel Pharmaceuticals, Inc. (1)	9,132	19,542
Rocket Pharmaceuticals, Inc. (1)	65	1,479
RTI Surgical Holdings, Inc. (1)	2,145	5,877
Sangamo Therapeutics, Inc. (1)	734	6,144
Sarepta Therapeutics, Inc. (1)	38	4,904
Savara, Inc. (1)	731	3,275

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
scPharmaceuticals, Inc. (1)	693	3,922
Seattle Genetics, Inc. (1)	770	87,980
Select Medical Holdings Corp. (1)	499	11,647
Spectrum Pharmaceuticals, Inc. (1)	961	3,498
Spero Therapeutics, Inc. (1)	535	5,144
Spring Bank Pharmaceuticals, Inc. (1)	2,782	4,396
STERIS PLC	414	63,102
Surface Oncology, Inc. (1)	4,461	8,387
Sutro Biopharma, Inc. (1)	289	3,179
Syndax Pharmaceuticals, Inc. (1)	366	3,213
Syneos Health, Inc. (1)	359	21,352
Syros Pharmaceuticals, Inc. (1)	434	2,999
Tenet Healthcare Corp. (1)	944	35,900
Theravance Biopharma, Inc. (1)	837	21,670
Thermo Fisher Scientific, Inc.	640	207,917
Tivity Health, Inc. (1)	11	224
Tricida, Inc. (1)	562	21,210
Triple-S Management Corp. (1)	354	6,545
United Therapeutics Corp. (1)	941	82,883
UnitedHealth Group, Inc. (4)	3,534	1,038,925
UNITY Biotechnology, Inc. (1)	277	1,997
Universal Health Services, Inc.	389	55,806
UroGen Pharma, Ltd. (1)	304	10,144
Utah Medical Products, Inc.	16	1,726
Vanda Pharmaceuticals, Inc. (1)	785	12,882
Varian Medical Systems, Inc. (1)	653	92,733
Veeva Systems, Inc. (1)	260	36,572
Vericel Corp. (1)	362	6,299
Verrica Pharmaceuticals, Inc. (1)	294	4,672
Vertex Pharmaceuticals, Inc. (1)	3,188	698,013
ViewRay, Inc. (1)	554	2,338
Voyager Therapeutics, Inc. (1)	173	2,413
WellCare Health Plans, Inc. (1)	266	87,836
West Pharmaceutical Services, Inc.	235	35,328
Xeris Pharmaceuticals, Inc. (1)	909	6,408
Y-mAbs Therapeutics, Inc. (1)	505	15,781
Zimmer Biomet Holdings, Inc.	3,760	562,797
Zoetis, Inc.	4,432	586,575
Zogenix, Inc. (1)	1,265	65,944
		26,905,512

Industrials — 11.4%
ACCO Brands Corp.	2,569	24,046
Acuity Brands, Inc.	225	31,050
Aegion Corp. (1)	1,152	25,770
AGCO Corp.	2,220	171,495
Albany International Corp.	388	29,457

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 45

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Allison Transmission Holdings, Inc.	8,380	404,922
Applied Industrial Technologies, Inc.	221	14,738
ARC Document Solutions, Inc.	3,057	4,249
ArcBest Corp.	545	15,042
Arconic, Inc.	638	19,631
Armstrong Flooring, Inc. (1)	2,699	11,525
Armstrong World Industries, Inc.	2,357	221,487
Atkore International Group, Inc. (1)	1,069	43,252
AZZ, Inc.	78	3,584
Barnes Group, Inc.	239	14,808
Barrett Business Services, Inc.	358	32,385
BG Staffing, Inc.	216	4,728
Blue Bird Corp. (1)	3,303	75,705
BlueLinx Holdings, Inc. (1)	313	4,460
BMC Stock Holdings, Inc. (1)	2,655	76,172
Builders FirstSource, Inc. (1)	2,971	75,493
Carlisle Cos., Inc.	379	61,337
Caterpillar, Inc.	1,988	293,588
CBIZ, Inc. (1)	1,888	50,900
Charah Solutions, Inc. (1)	1,300	3,172
Cintas Corp.	533	143,420
Clean Harbors, Inc. (1)	149	12,777
Comfort Systems USA, Inc.	1,337	66,649
Commercial Vehicle Group, Inc. (1)	2,992	18,999
Concrete Pumping Holdings, Inc. (1)	1,418	7,756
Construction Partners, Inc. (1)	306	5,162
Copart, Inc. (1)	3,259	296,373
Costamare, Inc.	887	8,453
CoStar Group, Inc. (1)	216	129,233
CRA International, Inc.	320	17,430
Crane Co.	2,149	185,631
CSW Industrials, Inc.	465	35,805
CSX Corp. (4)	1,891	136,833
Cummins, Inc.	3,721	665,910
Curtiss-Wright Corp.	328	46,212
Daseke, Inc. (1)	870	2,749
Delta Air Lines, Inc.	6,431	376,085
Donaldson Co., Inc.	220	12,676
Douglas Dynamics, Inc.	49	2,695
Dover Corp.	2,487	286,652
Ducommun, Inc. (1)	245	12,380
Eastern Co./The	66	2,015
Eaton Corp. PLC	9,859	933,844
Echo Global Logistics, Inc. (1)	1,692	35,024
EMCOR Group, Inc.	1,765	152,320
Emerson Electric Co.	13,127	1,001,065
Encore Wire Corp.	480	27,552

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Energous Corp. (1)	1,425	2,522
EnerSys	490	36,667
ESCO Technologies, Inc.	129	11,933
Expeditors International of Washington, Inc.	425	33,159
Fastenal Co.	2,548	94,149
Federal Signal Corp.	2,017	65,048
Fluor Corp.	4,678	88,321
Fortune Brands Home & Security, Inc.	1,941	126,825
Forward Air Corp.	127	8,884
Foundation Building Materials, Inc. (1)	236	4,567
FTI Consulting, Inc. (1)	141	15,603
Genco Shipping & Trading, Ltd.	739	7,848
Generac Holdings, Inc. (1)	306	30,781
GMS, Inc. (1)	931	25,211
Gorman-Rupp Co./The	201	7,538
Graco, Inc.	4,241	220,532
Great Lakes Dredge & Dock Corp. (1)	970	10,990
H&E Equipment Services, Inc.	984	32,895
HD Supply Holdings, Inc. (1)	6,429	258,574
Heartland Express, Inc.	645	13,577
Heidrick & Struggles International, Inc.	680	22,100
Herman Miller, Inc.	417	17,368
Hillenbrand, Inc.	690	22,984
HNI Corp.	347	12,999
Hub Group, Inc. (1)	359	18,413
Hubbell, Inc.	1,159	171,323
Huntington Ingalls Industries, Inc.	1,274	319,621
Hurco Cos., Inc.	367	14,078
Huron Consulting Group, Inc. (1)	368	25,289
IAA, Inc. (1)	1,846	86,873
ICF International, Inc.	300	27,486
IDEX Corp.	466	80,152
Illinois Tool Works, Inc.	125	22,454
Ingersoll-Rand PLC	9,948	1,322,288
ITT, Inc.	216	15,965
Jacobs Engineering Group, Inc.	2,359	211,909
JB Hunt Transport Services, Inc.	606	70,769
JetBlue Airways Corp. (1)	6,656	124,600
Johnson Controls International plc	6,270	255,252
Kadant, Inc.	113	11,903
Kansas City Southern	959	146,880
Kelly Services, Inc. - Class A	2,139	48,299
Kforce, Inc.	165	6,551
Kimball International, Inc. - Class B	4,543	93,904
Knoll, Inc.	533	13,464
Korn Ferry	1,988	84,291
L3Harris Technologies, Inc.	1,134	224,385

The accompanying notes are an integral part of these financial statements

Page 46	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Landstar System, Inc.	639	72,763
Lawson Products, Inc./DE (1)	177	9,222
LB Foster Co. - Class A (1)	453	8,779
Lincoln Electric Holdings, Inc.	2,009	194,331
Lockheed Martin Corp.	1,119	435,716
LSI Industries, Inc.	364	2,202
Lydall, Inc. (1)	199	4,083
ManpowerGroup, Inc.	2,549	247,508
Marten Transport, Ltd.	563	12,099
Masco Corp.	7,068	339,193
Masonite International Corp. (1)	1,216	87,807
MasTec, Inc. (1)	217	13,923
Matson, Inc.	2,149	87,679
McGrath RentCorp	417	31,917
Meritor, Inc. (1)	1,948	51,018
Miller Industries, Inc./TN	724	26,882
Moog, Inc.	120	10,240
MSC Industrial Direct Co., Inc.	1,901	149,171
Mueller Industries, Inc.	1,208	38,354
Mueller Water Products, Inc.	3,536	42,361
MYR Group, Inc. (1)	879	28,647
Navistar International Corp. (1)	1,611	46,622
NL Industries, Inc. (1)	356	1,392
Norfolk Southern Corp.	5,432	1,054,514
Northrop Grumman Corp.	2,158	742,287
Northwest Pipe Co. (1)	396	13,191
nVent Electric PLC	67	1,714
Oshkosh Corp.	3,877	366,958
Owens Corning	22	1,433
PACCAR, Inc.	11,663	922,543
Parker-Hannifin Corp.	4,268	878,440
Park-Ohio Holdings Corp.	1,002	33,717
Parsons Corp. (1)	957	39,505
PGT Innovations, Inc. (1)	792	11,809
PICO Holdings, Inc. (1)	344	3,825
Powell Industries, Inc.	153	7,495
Primoris Services Corp.	2,904	64,585
Quad/Graphics, Inc.	3,537	16,518
Quanex Building Products Corp.	2,806	47,926
Quanta Services, Inc.	7,589	308,948
Radiant Logistics, Inc. (1)	880	4,902
Raytheon Co.	2,541	558,359
Regal Beloit Corp.	131	11,215
Resources Connection, Inc.	1,282	20,935
Rexnord Corp. (1)	1,661	54,182
RR Donnelley & Sons Co.	3,647	14,406
Rush Enterprises, Inc.	1,484	69,006

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Safe Bulkers, Inc. (1)	6,018	10,231
Schneider National, Inc.	499	10,888
Scorpio Bulkers, Inc.	1,653	10,530
SkyWest, Inc.	1,249	80,723
Southwest Airlines Co.	12,695	685,276
Spirit AeroSystems Holdings, Inc.	2,662	194,007
SPX Corp. (1)	708	36,023
Standex International Corp.	689	54,672
Steelcase, Inc. - Class A	2,149	43,969
Sterling Construction Co., Inc. (1)	1,330	18,726
Teledyne Technologies, Inc. (1)	597	206,884
Textron, Inc.	5,037	224,650
Thermon Group Holdings, Inc. (1)	1,358	36,394
Timken Co./The	2,930	164,988
Toro Co./The	3,166	252,235
TriMas Corp. (1)	2,101	65,992
Triton International, Ltd./Bermuda	2,831	113,806
TrueBlue, Inc. (1)	2,942	70,785
UniFirst Corp./MA	368	74,329
Union Pacific Corp. (4)	6,118	1,106,073
United Airlines Holdings, Inc. (1)	5,888	518,674
United Technologies Corp.	2,865	429,062
Universal Forest Products, Inc.	134	6,392
Universal Logistics Holdings, Inc.	112	2,124
Valmont Industries, Inc.	720	107,842
Vectrus, Inc. (1)	200	10,252
Veritiv Corp. (1)	359	7,062
Viad Corp.	214	14,445
Wabash National Corp.	3,850	56,557
Waste Management, Inc. (1)	7,889	899,030
Watts Water Technologies, Inc.	15	1,496
WESCO International, Inc. (1)	6,166	366,199
WW Grainger, Inc.	945	319,901
YRC Worldwide, Inc. (1)	1,175	2,996
		24,295,455

Information Technology — 19.4%
A10 Networks, Inc. (1)	2,845	19,545
Accenture PLC (4)	5,301	1,116,232
ACI Worldwide, Inc. (1)	642	24,322
ACM Research, Inc. (1)	146	2,694
Adobe, Inc. (1)(4)	4,452	1,468,314
Advanced Energy Industries, Inc. (1)	824	58,669
Agilysys, Inc. (1)	183	4,650
Akamai Technologies, Inc. (1)	278	24,014
ALJ Regional Holdings, Inc. (1)	1,293	1,487
Alliance Data Systems Corp.	649	72,818

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 47

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Alpha & Omega Semiconductor, Ltd. (1)	354	4,821
Amdocs, Ltd.	1,057	76,305
American Software, Inc./GA	225	3,348
Amkor Technology, Inc. (1)	5,661	73,593
ANSYS, Inc. (1)	1,555	400,273
Apple, Inc. (4)	20,371	5,981,944
Applied Materials, Inc.	10,874	663,749
Arista Networks, Inc. (1)	78	15,865
Arlo Technologies, Inc. (1)	527	2,219
Arrow Electronics, Inc. (1)	2,395	202,952
Aspen Technology, Inc. (1)	1,597	193,125
AstroNova, Inc.	722	9,906
Atlassian Corp. PLC (1)	172	20,698
Avaya Holdings Corp. (1)	2,407	32,495
Avid Technology, Inc. (1)	647	5,551
Avnet, Inc.	4,145	175,914
Bel Fuse, Inc.	408	8,364
Benchmark Electronics, Inc.	4,105	141,048
Black Knight, Inc. (1)	607	39,139
Booz Allen Hamilton Holding Corp.	3,954	281,248
Bottomline Technologies DE, Inc. (1)	562	30,123
Broadcom, Inc. (4)	1,945	614,659
Cabot Microelectronics Corp.	295	42,574
CACI International, Inc. - Class A (1)	669	167,243
Cadence Design Systems, Inc. (1)	7,914	548,915
Calix, Inc. (1)	336	2,688
Cambium Networks Corp. (1)	3,208	28,038
Cass Information Systems, Inc.	460	26,560
CDK Global, Inc.	5,115	279,688
CDW Corp./DE	1,238	176,836
Cerence, Inc. (1)	743	16,814
ChannelAdvisor Corp. (1)	3,097	27,997
Ciena Corp. (1)	57	2,433
Cirrus Logic, Inc. (1)	438	36,096
Cisco Systems, Inc. (4)	32,146	1,541,722
Citrix Systems, Inc.	3,577	396,689
CommVault Systems, Inc. (1)	2,230	99,547
Comtech Telecommunications Corp.	1,279	45,392
Cornerstone OnDemand, Inc. (1)	1,333	78,047
CTS Corp.	1,169	35,082
Dell Technologies, Inc. - Class C (1)	4,199	215,787
Diebold Nixdorf, Inc. (1)	698	7,371
Digi International, Inc. (1)	1,640	29,061
Dolby Laboratories, Inc.	2,572	176,954
DXC Technology Co.	3,508	131,866
Dynatrace, Inc. (1)	6,716	169,915
Ebix, Inc.	681	22,752

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
EchoStar Corp. (1)	1,840	79,690
Endurance International Group Holdings, Inc. (1)	778	3,657
Entegris, Inc.	1,534	76,838
Euronet Worldwide, Inc. (1)	440	69,326
EVERTEC, Inc.	905	30,806
Extreme Networks, Inc. (1)	4,878	35,951
F5 Networks, Inc. (1)	271	37,845
Fabrinet (1)	891	57,772
Fair Isaac Corp. (1)	380	142,378
FormFactor, Inc. (1)	1,403	36,436
Fortinet, Inc. (1)	1,516	161,848
GTT Communications, Inc. (1)	322	3,655
Hackett Group, Inc./The	1,382	22,305
Harmonic, Inc. (1)	229	1,786
Hewlett Packard Enterprise Co.	39,839	631,847
HP, Inc.	37,035	761,069
HubSpot, Inc. (1)	62	9,827
Ichor Holdings, Ltd. (1)	190	6,321
Information Services Group, Inc. (1)	3,086	7,808
Insight Enterprises, Inc. (1)	657	46,181
Intel Corp. (4)	21,592	1,292,281
InterDigital, Inc.	639	34,819
International Business Machines Corp. (4)	6,260	839,090
Intevac, Inc. (1)	616	4,349
Intuit, Inc.	5,085	1,331,914
Itron, Inc. (1)	441	37,022
j2 Global, Inc.	1,392	130,444
Jabil, Inc.	4,591	189,746
Juniper Networks, Inc.	8,578	211,276
KBR, Inc.	1,490	45,445
Keysight Technologies, Inc. (1)	2,167	222,399
Kimball Electronics, Inc. (1)	441	7,740
KLA Corp.	2,077	370,059
Lam Research Corp.	1,753	512,577
Lattice Semiconductor Corp. (1)	150	2,871
Leidos Holdings, Inc.	4,790	468,893
Lumentum Holdings, Inc. (1)	742	58,841
Majesco (1)	182	1,502
Manhattan Associates, Inc. (1)	121	9,650
ManTech International Corp./VA	358	28,597
Mastercard, Inc. (4)	5,957	1,778,701
Maxim Integrated Products, Inc.	7,370	453,329
MAXIMUS, Inc.	1,225	91,128
Methode Electronics, Inc.	716	28,175
Micron Technology, Inc. (1)	13,679	735,657
Microsoft Corp. (4)	34,354	5,417,626

The accompanying notes are an integral part of these financial statements

Page 48	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
MicroStrategy, Inc. (1)	457	65,182
Mitek Systems, Inc. (1)	2,777	21,244
MKS Instruments, Inc.	544	59,845
Model N, Inc. (1)	40	1,403
MoneyGram International, Inc. (1)	1,364	2,864
Monolithic Power Systems, Inc.	255	45,395
Motorola Solutions, Inc.	1,506	242,677
MTS Systems Corp.	514	24,687
NCR Corp. (1)	2,711	95,319
NIC, Inc.	831	18,573
NortonLifeLock, Inc.	7,276	185,684
Novanta, Inc. (1)	181	16,008
Nuance Communications, Inc. (1)	3,828	68,253
NVIDIA Corp.	769	180,946
ON Semiconductor Corp. (1)	5,274	128,580
OneSpan, Inc. (1)	889	15,220
Onto Innovation, Inc. (1)	921	33,653
Oracle Corp. (4)	17,518	928,104
Palo Alto Networks, Inc. (1)	987	228,244
Paycom Software, Inc. (1)	639	169,182
PC Connection, Inc.	82	4,072
Perspecta, Inc.	3,626	95,871
PFSweb, Inc. (1)	1,567	5,986
Photronics, Inc. (1)	3,140	49,486
Plexus Corp. (1)	19	1,462
Progress Software Corp.	2,536	105,371
QAD, Inc. - Class A	47	2,394
Qorvo, Inc. (1)	882	102,515
QUALCOMM, Inc.	5,295	467,178
Ribbon Communications, Inc. (1)	1,777	5,509
RingCentral, Inc. - Class A (1)	459	77,420
Rogers Corp. (1)	18	2,245
Rosetta Stone, Inc. (1)	431	7,818
Sabre Corp.	4,062	91,151
salesforce.com, Inc. (1)	610	99,210
Sanmina Corp. (1)	1,422	48,689
ScanSource, Inc. (1)	2,071	76,523
Science Applications International Corp.	1,053	91,632
Semtech Corp. (1)	585	30,947
Skyworks Solutions, Inc.	3,274	395,761
SMART Global Holdings, Inc. (1)	1,108	42,038
SolarWinds Corp. (1)	897	16,639
Sonim Technologies, Inc. (1)	2,578	9,358
SPS Commerce, Inc. (1)	534	29,594
SS&C Technologies Holdings, Inc.	4,067	249,714
Sykes Enterprises, Inc. (1)	391	14,463
Synaptics, Inc. (1)	480	31,570

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
SYNNEX Corp.	364	46,883
Synopsys, Inc. (1)	3,754	522,557
Teradata Corp. (1)	365	9,771
Teradyne, Inc.	2,951	201,229
TESSCO Technologies, Inc.	248	2,783
Texas Instruments, Inc. (4)	10,448	1,340,374
TiVo Corp.	8,898	75,455
TTEC Holdings, Inc.	830	32,885
TTM Technologies, Inc. (1)	689	10,369
Twilio, Inc. (1)	47	4,619
Tyler Technologies, Inc. (1)	194	58,204
Ultra Clean Holdings, Inc. (1)	303	7,111
Unisys Corp. (1)	1,773	21,028
Verint Systems, Inc. (1)	1,089	60,287
Veritone, Inc. (1)	5,946	14,806
Viavi Solutions, Inc. (1)	7,904	118,560
Visa, Inc.	3,082	579,108
Vishay Intertechnology, Inc.	2,691	57,291
Vishay Precision Group, Inc. (1)	887	30,158
VMware, Inc. (1)	677	102,762
Western Digital Corp.	1,006	63,851
Western Union Co./The	61	1,634
Xerox Holdings Corp.	5,936	218,860
Xperi Corp.	3,332	61,642
Zebra Technologies Corp. - Class A (1)	415	106,008
		41,037,542

Materials — 3.1%
AdvanSix, Inc. (1)	2,157	43,054
Air Products & Chemicals, Inc.	2,180	512,278
AK Steel Holding Corp. (1)	5,296	17,424
Cabot Corp.	1,049	49,848
Celanese Corp.	788	97,019
CF Industries Holdings, Inc.	2,582	123,265
Coeur Mining, Inc. (1)	2,374	19,182
Dow, Inc.	3,765	206,058
Eastman Chemical Co.	7,151	566,788
Ecolab, Inc.	3,185	614,673
FutureFuel Corp.	649	8,041
Hawkins, Inc.	171	7,834
Huntsman Corp.	1,932	46,677
Innospec, Inc.	665	68,788
International Paper Co.	17,551	808,224
Koppers Holdings, Inc. (1)	243	9,287
Louisiana-Pacific Corp.	630	18,692
LyondellBasell Industries NV	10,534	995,252
Martin Marietta Materials, Inc.	117	32,718

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 49

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Minerals Technologies, Inc.	194	11,180
Newmont Corp.	1,819	79,036
Nucor Corp.	5,677	319,502
Olympic Steel, Inc.	1,114	19,963
Orion Engineered Carbons SA	525	10,133
Packaging Corp. of America	13	1,456
PolyOne Corp.	2,012	74,021
PPG Industries, Inc.	4,977	664,380
Rayonier Advanced Materials, Inc.	2,634	10,115
Reliance Steel & Aluminum Co.	2,401	287,544
Royal Gold, Inc.	567	69,316
RPM International, Inc.	2,630	201,879
Ryerson Holding Corp. (1)	1,366	16,160
Schnitzer Steel Industries, Inc.	287	6,222
Steel Dynamics, Inc.	5,403	183,918
Stepan Co.	409	41,898
SunCoke Energy, Inc.	1,411	8,791
Tredegar Corp.	1,809	40,431
Trinseo SA	432	16,075
United States Lime & Minerals, Inc.	243	21,943
US Concrete, Inc. (1)	502	20,913
Valvoline, Inc.	6,090	130,387
Westrock Co.	1,729	74,191
Worthington Industries, Inc.	1,521	64,156
		6,618,712

Real Estate Investment Trust — 3.5%
Alexander & Baldwin, Inc.	208	4,360
American Homes 4 Rent	7,840	205,486
American Tower Corp.	2,931	673,602
Apple Hospitality REIT, Inc.	298	4,843
Ashford Hospitality Trust, Inc.	10,693	29,833
AvalonBay Communities, Inc.	63	13,211
Bluerock Residential Growth REIT, Inc.	1,796	21,642
Brixmor Property Group, Inc.	534	11,540
Camden Property Trust	400	42,440
CatchMark Timber Trust, Inc.	10,786	123,715
Cedar Realty Trust, Inc.	1,156	3,410
Clipper Realty, Inc.	2,259	23,945
Colony Capital, Inc.	11,373	54,022
CoreCivic, Inc.	568	9,872
CorePoint Lodging, Inc.	5,849	62,467
CubeSmart	2,071	65,195
CyrusOne, Inc.	628	41,090
Diversified Healthcare Trust (1)	2,608	22,012
EastGroup Properties, Inc.	282	37,413
Empire State Realty Trust, Inc.	694	9,688

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Essex Property Trust, Inc.	3,312	996,448
Farmland Partners, Inc.	1,537	10,421
Forestar Group, Inc. (1)	591	12,322
Front Yard Residential Corp.	2,454	30,282
Gaming and Leisure Properties, Inc.	1,067	45,934
GEO Group, Inc./The	1,082	17,972
Hersha Hospitality Trust	1,594	23,193
Highwoods Properties, Inc.	3,978	194,564
Host Hotels & Resorts, Inc.	14,338	265,970
Hudson Pacific Properties, Inc.	3,219	121,195
Industrial Logistics Properties Trust	404	9,058
Kilroy Realty Corp.	2,570	215,623
Kite Realty Group Trust	101	1,973
Lamar Advertising Co.	1,758	156,919
Lexington Realty Trust	3,178	33,750
Macerich Co./The	2,386	64,231
Maui Land & Pineapple Co., Inc. (1)	470	5,288
National Storage Affiliates Trust	911	30,628
New Senior Investment Group, Inc.	4,918	37,623
Newmark Group, Inc.	1,353	18,205
Office Properties, Income Trust	2,646	85,042
Omega Healthcare Investors, Inc.	402	17,025
Pennsylvania Real Estate Investment Trust (2)	5,225	27,849
Piedmont Office Realty Trust, Inc.	7,550	167,912
PS Business Parks, Inc.	1,149	189,436
Public Storage	1,271	270,672
Rayonier, Inc.	5,184	169,828
RE/MAX Holdings, Inc.	262	10,084
Realogy Holdings Corp.	1,587	15,362
Redfin Corp. (1)	1,201	25,389
Retail Properties of America, Inc.	8,081	108,285
RLJ Lodging Trust	563	9,976
Service Properties Trust	4,231	102,940
Simon Property Group, Inc.	6,345	945,151
STORE Capital Corp.	2,374	88,408
Summit Hotel Properties, Inc.	618	7,626
Tanger Factory Outlet Centers, Inc. (2)	8,458	124,586
Trinity Place Holdings, Inc. (1)	3,358	10,108
UDR, Inc.	21,891	1,022,310
Uniti Group, Inc.	2,627	21,568
Urstadt Biddle Properties, Inc.	2,121	52,686
VEREIT, Inc.	12,425	114,807
Washington Prime Group, Inc.	469	1,707
Xenia Hotels & Resorts, Inc.	4,927	106,472
		7,446,614

The accompanying notes are an integral part of these financial statements

Page 50	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Utilities — 4.3%
AES Corp./VA	4,354	86,645
Alliant Energy Corp.	7,905	432,562
American States Water Co.	3,485	301,940
American Water Works Co., Inc.	6,916	849,631
Artesian Resources Corp.	295	10,977
Atlantic Power Corp. (1)	14,437	33,638
Atmos Energy Corp.	4,819	539,053
California Water Service Group	913	47,074
Chesapeake Utilities Corp.	758	72,639
Consolidated Edison, Inc.	1,070	96,803
Consolidated Water Co., Ltd.	1,238	20,179
DTE Energy Co.	933	121,169
Entergy Corp.	1,261	151,068
Evergy, Inc.	435	28,314
FirstEnergy Corp.	3,817	185,506
Global Water Resources, Inc.	220	2,893
IDACORP, Inc.	1,323	141,296
MDU Resources Group, Inc.	31,686	941,391
MGE Energy, Inc.	1,701	134,073
Middlesex Water Co.	537	34,137
National Fuel Gas Co.	5,345	248,756
NorthWestern Corp.	12,079	865,702
NRG Energy, Inc.	9,144	363,474
ONE Gas, Inc.	2,678	250,580
Otter Tail Corp.	906	46,469
PG&E Corp. (1)	1,948	21,175
Portland General Electric Co.	15,598	870,211
PPL Corp.	7,514	269,602
Public Service Enterprise Group, Inc.	1,386	81,843
SJW Group	3,164	224,834
Southern Co./The	7,112	453,034
Southwest Gas Holdings, Inc.	5,858	445,032
Spark Energy, Inc. - Class A	1,774	16,374
TerraForm Power, Inc.	372	5,725
UGI Corp.	579	26,148
Unitil Corp.	4,296	265,579
Vistra Energy Corp.	9,608	220,888
Xcel Energy, Inc.	3,824	242,786
York Water Co./The	131	6,022
		9,155,222

Total Common Stocks - Long (Cost $170,141,480)		209,309,209

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Money Market Registered Investment Companies — 2.8%
Meeder Institutional Prime Money Market Fund, 1.75% (5)	5,987,102	5,987,102
Morgan Stanley Government Institutional Fund, 1.51% (3)	138,013	138,013
Total Money Market Registered Investment Companies (Cost $6,125,109)		6,125,115
Total Investments - Long — 101.1% (Cost $176,266,589)		215,434,324
Total Securities Sold Short — (33.5%) (Proceeds Received $69,353,024)		(71,384,614)
Other Assets less Liabilities — 32.4%		69,016,998
Total Net Assets — 100.0%		213,066,708

Common Stocks - Short — (33.5%)
Communication Services — (0.6%)
Boingo Wireless, Inc. (1)	(177)	(1,938)
Boston Omaha Corp. (1)	(700)	(14,728)
Cargurus, Inc. (1)	(871)	(30,642)
Daily Journal Corp. (1)	(73)	(21,201)
Discovery, Inc. (1)	(4,402)	(144,121)
Eventbrite, Inc. (1)	(443)	(8,935)
EW Scripps Co./The	(656)	(10,306)
Liberty Broadband Corp. - Class C (1)	(2,178)	(273,884)
Madison Square Garden Co./The (1)	(580)	(170,630)
Match Group, Inc. (1)	(2,013)	(165,287)
Netflix, Inc. (1)	(669)	(216,468)
New York Times Co./The	(2,859)	(91,974)
Nexstar Media Group, Inc.	(226)	(26,499)
World Wrestling Entertainment, Inc.	(52)	(3,373)
Zillow Group, Inc. (1)	(2,902)	(133,318)
		(1,313,304)

Consumer Discretionary — (1.7%)
Adient PLC	(81)	(1,721)
At Home Group, Inc. (1)	(811)	(4,461)
Bluegreen Vacations Corp.	(1,342)	(13,876)
Bright Horizons Family Solutions, Inc. (1)	(288)	(43,284)
Caesars Entertainment Corp. (1)	(25,693)	(349,425)
Callaway Golf Co.	(498)	(10,558)
CarMax, Inc. (1)	(2,144)	(187,964)
Carvana Co. (1)	(722)	(66,460)
Century Communities, Inc. (1)	(1,560)	(42,666)
Chegg, Inc. (1)	(4,638)	(175,827)
Children’s Place, Inc./The	(137)	(8,565)
Conn’s, Inc. (1)	(635)	(7,868)

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 51

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Cooper Tire & Rubber Co.	(56)	(1,610)
Dorman Products, Inc. (1)	(557)	(42,176)
Drive Shack, Inc. (1)	(3,086)	(11,295)
Eldorado Resorts, Inc. (1)	(1,187)	(70,793)
Floor & Decor Holdings, Inc. (1)	(71)	(3,608)
GoPro, Inc. (1)	(1,410)	(6,119)
Grubhub, Inc. (1)	(223)	(10,847)
Guess?, Inc.	(65)	(1,455)
Hanesbrands, Inc.	(4,529)	(67,256)
Harley-Davidson, Inc.	(728)	(27,074)
iRobot Corp. (1)	(514)	(26,024)
LGI Homes, Inc. (1)	(643)	(45,428)
Lovesac Co./The (1)	(205)	(3,290)
Mattel, Inc. (1)	(4,762)	(64,525)
Monro, Inc.	(422)	(33,000)
Motorcar Parts of America, Inc. (1)	(2,682)	(59,084)
Noodles & Co. (1)	(1,324)	(7,335)
Ollie’s Bargain Outlet Holdings, Inc. (1)	(274)	(17,895)
OneSpaWorld Holdings, Ltd.	(5,603)	(94,355)
Oxford Industries, Inc.	(1,068)	(80,549)
Papa John’s International, Inc.	(766)	(48,373)
Penske Automotive Group, Inc.	(58)	(2,913)
Red Lion Hotels Corp. (1)	(1,015)	(3,786)
Regis Corp. (1)	(1,718)	(30,701)
Service Corp. International/US	(1,443)	(66,421)
ServiceMaster Global Holdings, Inc. (1)	(638)	(24,665)
Shake Shack, Inc. (1)	(707)	(42,116)
Tenneco, Inc.	(490)	(6,419)
Tesla, Inc. (1)	(1,808)	(756,341)
Under Armour, Inc. - Class A (1)	(8,725)	(188,460)
Universal Electronics, Inc. (1)	(532)	(27,802)
VF Corp.	(6,808)	(678,485)
Visteon Corp. (1)	(432)	(37,407)
William Lyon Homes (1)	(4,085)	(81,618)
YETI Holdings, Inc. (1)	(1,268)	(44,101)
		(3,626,001)

Consumer Staples — (1.0%)
Andersons, Inc./The	(979)	(24,749)
Beyond Meat, Inc. (1)	(300)	(22,680)
Calavo Growers, Inc.	(1,613)	(146,122)
Cal-Maine Foods, Inc.	(2,605)	(111,364)
Church & Dwight Co., Inc.	(9,834)	(691,724)
Clorox Co./The	(347)	(53,278)
Energizer Holdings, Inc.	(1,266)	(63,579)
Freshpet, Inc. (1)	(326)	(19,263)

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Grocery Outlet Holding Corp. (1)	(750)	(24,338)
Hain Celestial Group, Inc./The (1)	(1,084)	(28,135)
Kraft Heinz Co./The	(11,654)	(374,443)
Landec Corp. (1)	(1,000)	(11,310)
Limoneira Co.	(2,518)	(48,421)
MGP Ingredients, Inc.	(285)	(13,808)
Seaboard Corp.	(18)	(76,510)
Tootsie Roll Industries, Inc.	(7,123)	(243,179)
WD-40 Co.	(1,370)	(265,972)
		(2,218,875)

Energy — (0.4%)
Callon Petroleum Co. (1)	(3,107)	(15,007)
Concho Resources, Inc.	(1,156)	(101,231)
Diamond S Shipping, Inc. (1)	(1,301)	(21,779)
DMC Global, Inc.	(88)	(3,955)
Dril-Quip, Inc. (1)	(519)	(24,346)
Earthstone Energy, Inc. (1)	(252)	(1,595)
Equitrans Midstream Corp.	(688)	(9,192)
Evolution Petroleum Corp.	(765)	(4,185)
Frank’s International NV (1)	(1,063)	(5,496)
Green Plains, Inc.	(298)	(4,598)
HighPoint Resources Corp. (1)	(2,128)	(3,596)
Magnolia Oil & Gas Corp. (1)	(6,478)	(81,493)
Matador Resources Co. (1)	(1,184)	(21,276)
McDermott International, Inc. (1)	(4)	(3)
NACCO Industries, Inc.	(148)	(6,931)
National Oilwell Varco, Inc.	(1,206)	(30,210)
Oasis Petroleum, Inc. (1)	(1,654)	(5,392)
Parker Drilling Co. (1)	(594)	(13,365)
Ring Energy, Inc. (1)	(3,817)	(10,077)
SFL Corp., Ltd.	(1,799)	(26,157)
Smart Sand, Inc. (1)	(995)	(2,507)
Targa Resources Corp.	(8,942)	(365,102)
Tellurian, Inc. (1)	(554)	(4,033)
Tidewater, Inc. (1)	(313)	(6,035)
Whiting Petroleum Corp. (1)	(222)	(1,629)
		(769,190)

Financials — (12.8%)
AGNC Investment Corp.	(307)	(5,428)
Allegiance Bancshares, Inc. (1)	(777)	(29,215)
Ambac Financial Group, Inc. (1)	(5,259)	(113,437)
Amerant Bancorp, Inc. (1)	(984)	(21,441)
Ameris Bancorp	(8,667)	(368,694)
Annaly Capital Management, Inc.	(116,143)	(1,094,067)

The accompanying notes are an integral part of these financial statements

Page 52	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Arlington Asset Investment Corp.	(7,137)	(39,753)
ARMOUR Residential REIT, Inc.	(26,260)	(469,266)
Axos Financial, Inc. (1)	(5,122)	(155,094)
Banc of California, Inc.	(11,195)	(192,330)
Bank of Hawaii Corp.	(7,025)	(668,499)
Bank of NT Butterfield & Son, Ltd./The	(1,360)	(50,347)
Bank of Princeton/The	(686)	(21,602)
Bankwell Financial Group, Inc.	(592)	(17,073)
Berkshire Hills Bancorp, Inc.	(2,176)	(71,547)
BlackRock, Inc.	(2,067)	(1,039,081)
Blackstone Mortgage Trust, Inc.	(24,429)	(909,247)
Blucora, Inc. (1)	(367)	(9,593)
BOK Financial Corp.	(5,343)	(466,978)
Bridge Bancorp, Inc.	(2,994)	(100,389)
Brookline Bancorp, Inc.	(953)	(15,686)
Cadence BanCorp	(618)	(11,204)
CenterState Bank Corp.	(2,869)	(71,668)
Century Bancorp, Inc./MA	(16)	(1,439)
Cherry Hill Mortgage Investment Corp.	(2,847)	(41,538)
Chimera Investment Corp.	(2,585)	(53,148)
Citizens, Inc./TX (1)	(11,831)	(79,859)
City Holding Co.	(268)	(21,963)
Colony Credit Real Estate, Inc.	(2,401)	(31,597)
Columbia Banking System, Inc.	(9,900)	(402,782)
Columbia Financial, Inc. (1)	(436)	(7,386)
Commerce Bancshares, Inc./MO	(15,923)	(1,081,809)
Community Bank System, Inc.	(7,865)	(557,943)
Cowen, Inc. (1)	(2,890)	(45,518)
Cullen/Frost Bankers, Inc.	(6,025)	(589,125)
CVB Financial Corp.	(5,133)	(110,770)
Dynex Capital, Inc.	(11,776)	(199,485)
Eagle Bancorp, Inc.	(1,812)	(88,118)
East West Bancorp, Inc.	(2,538)	(123,601)
eHealth, Inc. (1)	(268)	(25,749)
Enstar Group, Ltd. (1)	(1,163)	(240,578)
Equity Bancshares, Inc. (1)	(2,081)	(64,240)
FactSet Research Systems, Inc.	(974)	(261,324)
Farmers & Merchants Bancorp, Inc./Archbold OH	(1,449)	(43,687)
FBL Financial Group, Inc.	(348)	(20,508)
FedNat Holding Co.	(287)	(4,773)
First Financial Bancorp	(8,891)	(226,187)
First Financial Bankshares, Inc.	(16,673)	(585,222)
First Foundation, Inc.	(161)	(2,801)
First Internet Bancorp	(800)	(18,968)
First Mid Bancshares, Inc.	(580)	(20,445)
First Midwest Bancorp, Inc./IL	(3,286)	(75,775)

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
First Republic Bank/CA	(8,834)	(1,037,553)
Flushing Financial Corp.	(2,536)	(54,790)
Franklin Financial Network, Inc.	(3,106)	(106,629)
FVCBankcorp, Inc. (1)	(345)	(6,027)
Glacier Bancorp, Inc.	(21,801)	(1,002,628)
Goldman Sachs Group, Inc./The	(4,853)	(1,115,850)
Granite Point Mortgage Trust, Inc.	(8,341)	(153,308)
HarborOne Bancorp, Inc. (1)	(13,530)	(148,695)
Heritage Financial Corp./WA	(20,534)	(581,112)
Hingham Institution for Savings	(17)	(3,573)
Home BancShares, Inc./AR	(3,602)	(70,815)
HomeTrust Bancshares, Inc.	(700)	(18,781)
Howard Bancorp, Inc. (1)	(1,545)	(26,080)
Independent Bank Corp.	(1,299)	(108,142)
Interactive Brokers Group, Inc.	(1,775)	(82,751)
Invesco, Ltd.	(9,994)	(179,692)
Lakeland Financial Corp.	(7,072)	(346,033)
LendingClub Corp. (1)	(1,106)	(13,958)
Level One Bancorp, Inc.	(146)	(3,673)
Live Oak Bancshares, Inc.	(6,424)	(122,120)
Malvern Bancorp, Inc. (1)	(210)	(4,849)
Markel Corp. (1)	(841)	(961,406)
MBIA, Inc. (1)	(8,963)	(83,356)
Merchants Bancorp/IN	(3,273)	(64,511)
Morningstar, Inc.	(1,030)	(155,849)
NBT Bancorp, Inc.	(4,378)	(177,572)
New Residential Investment Corp.	(20,376)	(328,257)
New York Mortgage Trust, Inc.	(6,779)	(42,233)
NI Holdings, Inc. (1)	(475)	(8,170)
Northwest Bancshares, Inc.	(42,406)	(705,212)
OceanFirst Financial Corp.	(1,895)	(48,398)
Old National Bancorp/IN	(21,369)	(390,839)
On Deck Capital, Inc. (1)	(652)	(2,699)
Orchid Island Capital, Inc.	(4,231)	(24,751)
Origin Bancorp, Inc.	(964)	(36,478)
Pacific Mercantile Bancorp (1)	(3,622)	(29,411)
Palomar Holdings, Inc. (1)	(336)	(16,965)
People’s United Financial, Inc.	(26,290)	(444,301)
PRA Group, Inc. (1)	(4,180)	(151,734)
Primerica, Inc.	(1,290)	(168,422)
Prosperity Bancshares, Inc.	(5,579)	(401,074)
Redwood Trust, Inc.	(38,544)	(637,518)
Reliant Bancorp, Inc.	(855)	(19,015)
Republic First Bancorp, Inc. (1)	(9,371)	(39,171)
S&T Bancorp, Inc.	(12,227)	(492,626)
ServisFirst Bancshares, Inc.	(19,747)	(744,067)
South State Corp.	(1,068)	(92,649)

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 53

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Southside Bancshares, Inc.	(12,220)	(453,851)
State Auto Financial Corp.	(1,980)	(61,420)
TCF Financial Corp.	(7,439)	(348,145)
Texas Capital Bancshares, Inc. (1)	(7,683)	(436,164)
TFS Financial Corp.	(10,448)	(205,617)
TriState Capital Holdings, Inc. (1)	(12,012)	(313,753)
Trupanion, Inc. (1)	(647)	(24,237)
UMB Financial Corp.	(3,121)	(214,225)
Umpqua Holdings Corp.	(4,852)	(85,880)
United Bankshares, Inc./WV	(12,178)	(470,801)
United Fire Group, Inc.	(546)	(23,877)
United Insurance Holdings Corp.	(2,534)	(31,954)
Value Line, Inc.	(120)	(3,469)
Veritex Holdings, Inc.	(641)	(18,672)
Virtu Financial, Inc.	(7,161)	(114,504)
Voya Financial, Inc.	(12,095)	(737,553)
Webster Financial Corp.	(4,536)	(242,041)
WesBanco, Inc.	(806)	(30,459)
Westamerica Bancorporation	(12,086)	(819,068)
Wintrust Financial Corp.	(626)	(44,383)
WisdomTree Investments, Inc.	(4,844)	(23,445)
WSFS Financial Corp.	(1,305)	(57,407)
		(27,182,645)

Healthcare — (0.7%)
Acadia Healthcare Co., Inc. (1)	(2,874)	(95,474)
Accelerate Diagnostics, Inc. (1)	(549)	(9,278)
Adaptive Biotechnologies Corp. (1)	(512)	(15,319)
Axonics Modulation Technologies, Inc. (1)	(725)	(20,090)
Biohaven Pharmaceutical Holding Co., Ltd. (1)	(32)	(1,742)
BioTelemetry, Inc. (1)	(946)	(43,800)
Castlight Health, Inc. (1)	(4,789)	(6,369)
ChromaDex Corp. (1)	(539)	(2,323)
Codexis, Inc. (1)	(4,139)	(66,183)
CryoPort, Inc. (1)	(1,224)	(20,147)
CytoSorbents Corp. (1)	(373)	(1,436)
Denali Therapeutics, Inc. (1)	(919)	(16,009)
Evolent Health, Inc. (1)	(348)	(3,149)
GenMark Diagnostics, Inc. (1)	(1,800)	(8,658)
Geron Corp. (1)	(1,782)	(2,424)
Glaukos Corp. (1)	(110)	(5,992)
Guardant Health, Inc. (1)	(368)	(28,756)
Health Catalyst, Inc. (1)	(984)	(34,145)
HealthEquity, Inc. (1)	(1,389)	(102,883)
Henry Schein, Inc. (1)	(7,687)	(512,877)
Heska Corp. (1)	(173)	(16,598)

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
iRhythm Technologies, Inc. (1)	(37)	(2,519)
Joint Corp./The (1)	(228)	(3,680)
Ligand Pharmaceuticals, Inc. (1)	(116)	(12,098)
Mesa Laboratories, Inc.	(27)	(6,734)
NanoString Technologies, Inc. (1)	(116)	(3,227)
Neogen Corp. (1)	(1,285)	(83,859)
Pacific Biosciences of California, Inc. (1)	(7,555)	(38,833)
PetIQ, Inc. (1)	(691)	(17,310)
Portola Pharmaceuticals, Inc. (1)	(791)	(18,889)
Pulse Biosciences, Inc. (1)	(109)	(1,462)
Quanterix Corp. (1)	(431)	(10,185)
Shockwave Medical, Inc. (1)	(852)	(37,420)
Silk Road Medical, Inc. (1)	(245)	(9,893)
Tabula Rasa HealthCare, Inc. (1)	(921)	(44,834)
TCR2 Therapeutics, Inc. (1)	(100)	(1,428)
Teladoc Health, Inc. (1)	(1,236)	(103,478)
Tivity Health, Inc. (1)	(1,613)	(32,816)
TransMedics Group, Inc. (1)	(750)	(14,258)
Twist Bioscience Corp. (1)	(87)	(1,827)
Vocera Communications, Inc. (1)	(577)	(11,979)
Wright Medical Group NV (1)	(47)	(1,433)
ZIOPHARM Oncology, Inc. (1)	(1,634)	(7,712)
Zynex, Inc. (1)	(247)	(1,944)
		(1,481,470)

Industrials — (6.2%)
3M Co.	(770)	(135,843)
AAON, Inc.	(5,933)	(293,150)
Actuant Corp.	(1,503)	(39,123)
Advanced Disposal Services, Inc. (1)	(3,271)	(107,518)
Advanced Drainage Systems, Inc.	(4,040)	(156,914)
Aerojet Rocketdyne Holdings, Inc. (1)	(1,056)	(48,217)
AeroVironment, Inc. (1)	(1,418)	(87,547)
Air Lease Corp.	(10,397)	(494,065)
Air Transport Services Group, Inc. (1)	(457)	(10,721)
Alaska Air Group, Inc.	(2,294)	(155,419)
Allegiant Travel Co.	(288)	(50,124)
Ameresco, Inc. - Class A (1)	(4,728)	(82,740)
American Airlines Group, Inc.	(10,227)	(293,310)
American Superconductor Corp. (1)	(1,266)	(9,938)
Argan, Inc.	(914)	(36,688)
Astec Industries, Inc.	(152)	(6,384)
Atlas Air Worldwide Holdings, Inc. (1)	(96)	(2,647)
Avis Budget Group, Inc. (1)	(203)	(6,545)
Axon Enterprise, Inc. (1)	(1,329)	(97,389)
Boeing Co./The	(1,568)	(510,792)
Briggs & Stratton Corp.	(1,489)	(9,917)

The accompanying notes are an integral part of these financial statements

Page 54	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
BrightView Holdings, Inc. (1)	(3,310)	(55,840)
CAI International, Inc. (1)	(1,058)	(30,661)
CECO Environmental Corp. (1)	(1,030)	(7,890)
CH Robinson Worldwide, Inc.	(1,960)	(153,272)
Chart Industries, Inc. (1)	(3,217)	(217,115)
CIRCOR International, Inc. (1)	(35)	(1,618)
Colfax Corp. (1)	(7,334)	(266,811)
Cornerstone Building Brands, Inc. (1)	(2,937)	(24,994)
Covenant Transportation Group, Inc. (1)	(307)	(3,968)
Cubic Corp.	(1,345)	(85,502)
Dycom Industries, Inc. (1)	(311)	(14,664)
Eagle Bulk Shipping, Inc. (1)	(5,999)	(27,595)
Energy Recovery, Inc. (1)	(8,883)	(86,965)
EnPro Industries, Inc.	(425)	(28,424)
Equifax, Inc.	(1,960)	(274,635)
EVI Industries, Inc. (1)	(336)	(9,085)
FedEx Corp.	(6,988)	(1,056,655)
Forrester Research, Inc.	(392)	(16,346)
Fortive Corp.	(8,873)	(677,808)
Gates Industrial Corp. PLC (1)	(5,949)	(81,858)
GATX Corp.	(2,504)	(207,456)
Gencor Industries, Inc. (1)	(122)	(1,424)
General Electric Co.	(35,704)	(398,457)
Gibraltar Industries, Inc. (1)	(218)	(10,996)
Graham Corp.	(1,177)	(25,753)
Granite Construction, Inc.	(859)	(23,769)
Greenbrier Cos., Inc./The	(267)	(8,659)
Healthcare Services Group, Inc.	(3,953)	(96,137)
Helios Technologies, Inc.	(907)	(41,931)
Hertz Global Holdings, Inc. (1)	(5,768)	(90,846)
Hillenbrand, Inc.	(204)	(6,795)
IHS Markit, Ltd. (1)	(5,411)	(407,719)
InnerWorkings, Inc. (1)	(1,414)	(7,791)
Insperity, Inc.	(421)	(36,223)
Insteel Industries, Inc.	(1,878)	(40,358)
John Bean Technologies Corp.	(1,142)	(128,658)
KAR Auction Services, Inc.	(12,976)	(282,747)
Kirby Corp. (1)	(1,210)	(108,331)
Knight-Swift Transportation Holdings, Inc.	(2,870)	(102,861)
Kratos Defense & Security Solutions, Inc. (1)	(4,415)	(79,514)
Lennox International, Inc.	(399)	(97,344)
Lindsay Corp.	(1,877)	(180,173)
Lyft, Inc. (1)	(1,337)	(57,518)
Macquarie Infrastructure Corp.	(295)	(12,638)
Manitowoc Co., Inc./The (1)	(1,268)	(22,190)
Matthews International Corp.	(997)	(38,055)
Mercury Systems, Inc. (1)	(1,950)	(134,765)

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Middleby Corp./The (1)	(757)	(82,907)
Mobile Mini, Inc.	(608)	(23,049)
National Presto Industries, Inc.	(224)	(19,799)
Nielsen Holdings PLC	(1,859)	(37,738)
Park Aerospace Corp.	(92)	(1,497)
Proto Labs, Inc. (1)	(1,785)	(181,267)
Raven Industries, Inc.	(2,863)	(98,659)
REV Group, Inc.	(1,109)	(13,563)
Robert Half International, Inc.	(3,872)	(244,517)
Roper Technologies, Inc.	(2,975)	(1,053,834)
SiteOne Landscape Supply, Inc. (1)	(1,123)	(101,800)
Spirit Airlines, Inc. (1)	(2,175)	(87,674)
Stericycle, Inc. (1)	(788)	(50,282)
Sunrun, Inc. (1)	(4,839)	(66,827)
Team, Inc. (1)	(3,827)	(61,117)
Titan International, Inc.	(1,903)	(6,889)
TransDigm Group, Inc.	(41)	(22,960)
Trex Co., Inc. (1)	(1,006)	(90,419)
TriNet Group, Inc. (1)	(2,899)	(164,112)
Trinity Industries, Inc.	(12,971)	(287,308)
Triumph Group, Inc.	(281)	(7,101)
Twin Disc, Inc. (1)	(865)	(9,532)
Uber Technologies, Inc. (1)	(23,730)	(705,730)
Univar Solutions, Inc. (1)	(2,833)	(68,672)
Upwork, Inc. (1)	(4,806)	(51,280)
US Xpress Enterprises, Inc. (1)	(473)	(2,379)
Vicor Corp. (1)	(400)	(18,688)
Vivint Solar, Inc. (1)	(4,227)	(30,688)
Welbilt, Inc. (1)	(10,804)	(168,650)
Westinghouse Air Brake Technologies Corp.	(8,927)	(694,521)
Willdan Group, Inc. (1)	(1,093)	(34,736)
WillScot Corp. (1)	(5,736)	(106,059)
Woodward, Inc.	(453)	(53,653)
Xylem, Inc./NY	(3,158)	(248,819)
		(13,302,531)

Information Technology — (2.7%)
2U, Inc. (1)	(427)	(10,244)
3D Systems Corp. (1)	(3,288)	(28,770)
8x8, Inc. (1)	(7,861)	(143,856)
Adesto Technologies Corp. (1)	(2,062)	(17,527)
Advanced Micro Devices, Inc. (1)	(1,586)	(72,734)
Alarm.com Holdings, Inc. (1)	(1,378)	(59,213)
Anaplan, Inc. (1)	(280)	(14,672)
Black Knight, Inc. (1)	(2,386)	(153,849)
Blackline, Inc. (1)	(1,169)	(60,274)
Brightcove, Inc. (1)	(1,552)	(13,487)

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 55

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Cloudera, Inc. (1)	(1,360)	(15,817)
Cohu, Inc.	(523)	(11,951)
CommScope Holding Co., Inc. (1)	(118)	(1,674)
Cree, Inc. (1)	(2,984)	(137,712)
Digimarc Corp. (1)	(705)	(23,660)
Elastic NV (1)	(99)	(6,366)
Envestnet, Inc. (1)	(22)	(1,532)
Everbridge, Inc. (1)	(130)	(10,150)
FARO Technologies, Inc. (1)	(336)	(16,918)
FireEye, Inc. (1)	(724)	(11,968)
First Solar, Inc. (1)	(6,918)	(387,131)
Fitbit, Inc. (1)	(1,743)	(11,452)
ForeScout Technologies, Inc. (1)	(485)	(15,908)
Gartner, Inc. (1)	(191)	(29,433)
GoDaddy, Inc. (1)	(659)	(44,759)
II-VI, Inc. (1)	(1,833)	(61,717)
Immersion Corp. (1)	(5,583)	(41,482)
Impinj, Inc. (1)	(1,417)	(36,644)
Infinera Corp. (1)	(1,083)	(8,599)
Inphi Corp. (1)	(30)	(2,221)
IPG Photonics Corp. (1)	(1,635)	(236,944)
Iteris, Inc. (1)	(2,257)	(11,262)
Littelfuse, Inc.	(83)	(15,878)
LivePerson, Inc. (1)	(510)	(18,870)
LiveRamp Holdings, Inc. (1)	(2,737)	(131,568)
MACOM Technology Solutions Holdings, Inc. (1)	(1,858)	(49,423)
MaxLinear, Inc. (1)	(794)	(16,849)
Microchip Technology, Inc.	(9,806)	(1,026,884)
MongoDB, Inc. (1)	(544)	(71,596)
NETGEAR, Inc. (1)	(244)	(5,980)
NetScout Systems, Inc. (1)	(118)	(2,840)
New Relic, Inc. (1)	(999)	(65,644)
nLight, Inc. (1)	(1,297)	(26,303)
Nutanix, Inc. - Class A (1)	(880)	(27,509)
Okta, Inc. (1)	(1,582)	(182,515)
PAR Technology Corp. (1)	(689)	(21,180)
PDF Solutions, Inc. (1)	(1,680)	(28,375)
Pluralsight, Inc. (1)	(2,347)	(40,392)
Proofpoint, Inc. (1)	(572)	(65,654)
PROS Holdings, Inc. (1)	(466)	(27,923)
PTC, Inc. (1)	(618)	(46,282)
Q2 Holdings, Inc. (1)	(2,904)	(235,456)
Rapid7, Inc. (1)	(1,336)	(74,843)
Rimini Street, Inc. (1)	(605)	(2,347)
ShotSpotter, Inc. (1)	(291)	(7,421)
Square, Inc. (1)	(12,014)	(751,596)

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
SunPower Corp. (1)	(1,725)	(13,455)
Switch, Inc.	(3,093)	(45,838)
Tucows, Inc. (1)	(690)	(42,628)
Twilio, Inc. (1)	(5,258)	(516,756)
Upland Software, Inc. (1)	(715)	(25,533)
Veeco Instruments, Inc. (1)	(1,402)	(20,588)
Verra Mobility Corp. (1)	(3,767)	(52,700)
ViaSat, Inc. (1)	(3,561)	(260,647)
VirnetX Holding Corp. (1)	(1,928)	(7,326)
Workiva, Inc. (1)	(284)	(11,942)
Yext, Inc. (1)	(4,151)	(59,857)
Zscaler, Inc. (1)	(947)	(44,036)
Zuora, Inc. (1)	(958)	(13,728)
		(5,758,288)

Materials — (2.1%)
Albemarle Corp.	(5,043)	(368,341)
Allegheny Technologies, Inc. (1)	(3,578)	(73,921)
American Vanguard Corp.	(125)	(2,434)
AptarGroup, Inc.	(1,255)	(145,103)
Ball Corp.	(14,332)	(926,850)
Berry Global Group, Inc. (1)	(946)	(44,926)
Century Aluminum Co. (1)	(779)	(5,854)
Chemours Co./The	(1,233)	(22,305)
Compass Minerals International, Inc.	(246)	(14,996)
Corteva, Inc.	(14,534)	(429,625)
DuPont de Nemours, Inc.	(16,560)	(1,063,152)
Element Solutions, Inc. (1)	(1,260)	(14,717)
Ferroglobe PLC Contingent Value Rights (1)(7)	(2,326)	—
Flotek Industries, Inc. (1)	(3,733)	(7,466)
Freeport-McMoRan, Inc.	(5,635)	(73,931)
GCP Applied Technologies, Inc. (1)	(1,112)	(25,254)
Greif, Inc. - Class A	(63)	(2,785)
Hecla Mining Co.	(648)	(2,197)
Ingevity Corp. (1)	(209)	(18,262)
International Flavors & Fragrances, Inc.	(3,498)	(451,312)
Intrepid Potash, Inc. (1)	(841)	(2,279)
Kronos Worldwide, Inc.	(3,315)	(44,421)
Livent Corp. (1)	(2,977)	(25,453)
Mosaic Co./The	(3,625)	(78,445)
O-I Glass, Inc.	(1,722)	(20,543)
Pan American Silver Corp. Contingent Value Rights (1)(7)	(3,148)	—
Quaker Chemical Corp.	(854)	(140,500)
Sealed Air Corp.	(4,682)	(186,484)
Sensient Technologies Corp.	(1,191)	(78,713)
Silgan Holdings, Inc.	(291)	(9,044)

The accompanying notes are an integral part of these financial statements

Page 56	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Sonoco Products Co.	(1,850)	(114,182)
Summit Materials, Inc. (1)	(494)	(11,807)
TimkenSteel Corp. (1)	(1,308)	(10,281)
Trecora Resources (1)	(1,102)	(7,879)
Tronox Holdings PLC	(2,021)	(23,080)
United States Steel Corp.	(1,463)	(16,693)
		(4,463,235)

Real Estate Investment Trust — (0.9%)
Acadia Realty Trust	(1,301)	(33,735)
Brookfield Property REIT, Inc.	(12,314)	(227,132)
CIM Commercial Trust Corp.	(1,939)	(28,116)
Crown Castle International Corp.	(1,602)	(227,724)
Equity Commonwealth	(5,526)	(181,419)
Four Corners Property Trust, Inc.	(390)	(10,994)
Independence Realty Trust, Inc.	(4,085)	(57,517)
Innovative Industrial Properties, Inc.	(83)	(6,297)
iStar, Inc.	(6,825)	(99,031)
JBG SMITH Properties	(2,865)	(114,285)
Kimco Realty Corp.	(10,076)	(208,674)
Mack-Cali Realty Corp.	(4,483)	(103,692)
Medical Properties Trust, Inc.	(9,308)	(196,492)
One Liberty Properties, Inc.	(51)	(1,387)
Rafael Holdings, Inc. (1)	(228)	(4,068)
Safehold, Inc.	(863)	(34,779)
STAG Industrial, Inc.	(2,555)	(80,661)
VICI Properties, Inc.	(933)	(23,838)
Vornado Realty Trust	(2,712)	(180,348)
Weingarten Realty Investors	(2,907)	(90,815)
Whitestone REIT	(2,264)	(30,836)
WP Carey, Inc.	(217)	(17,369)
		(1,959,209)

Utilities — (4.4%)
Ameren Corp.	(13,714)	(1,053,235)
Avangrid, Inc.	(14,261)	(729,593)
Black Hills Corp.	(531)	(41,705)
Cadiz, Inc. (1)	(1,461)	(16,100)
CenterPoint Energy, Inc.	(1,100)	(29,997)
Clearway Energy, Inc.	(298)	(5,945)
CMS Energy Corp.	(6,475)	(406,889)
Dominion Energy, Inc. (1)	(12,699)	(1,051,731)
Duke Energy Corp.	(11,362)	(1,036,328)
Edison International	(6,306)	(475,535)
Genie Energy, Ltd.	(331)	(2,559)
Hawaiian Electric Industries, Inc.	(22,644)	(1,061,098)
New Jersey Resources Corp.	(20,963)	(934,321)

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
NiSource, Inc.	(38,474)	(1,071,116)
Northwest Natural Holding Co.	(1,394)	(102,780)
Pattern Energy Group, Inc.	(1,516)	(40,561)
RGC Resources, Inc.	(469)	(13,404)
South Jersey Industries, Inc.	(32,018)	(1,055,954)
Sunnova Energy International, Inc. (1)	(725)	(8,091)
WEC Energy Group, Inc..	(1,875)	(172,924)
		(9,309,866)

Total Securities Sold Short (Proceeds Received $69,353,024)		(71,384,614)

Trustee Deferred Compensation (6)
Meeder Balanced Fund	443	5,431
Meeder Dynamic Allocation Fund	1,033	12,262
Meeder Muirfield Fund	1,126	8,907
Meeder Conservative Allocation Fund	137	3,130
Total Trustee Deferred Compensation (Cost $28,114)		29,730

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 57

Schedule of Investments
December 31, 2019

Spectrum Fund
	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	188	3/20/2020	19,143,100	53,980
Mini MSCI Emerging Markets Index Futures	85	3/20/2020	4,760,850	44,706
Russell 2000 Mini Index Futures	46	3/20/2020	3,842,380	25,263
Standard & Poors 500 Mini Futures	358	3/20/2020	57,836,690	455,295
E-mini Standard & Poors MidCap 400 Futures	75	3/20/2020	15,486,000	133,448
Total Futures Contracts	752		101,069,020	712,692

(1)	Represents non-income producing securities.
(2)	All or a portion of the security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2019.
(4)	All or a portion of the security is held as collateral for securities sold short. The total fair value of this collateral on December 31, 2019 was $66,605,403.
(5)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2019.
(6)	Assets of affiliates to the Spectrum Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.

The accompanying notes are an integral part of these financial statements

Page 58	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 44.8%
Communication Services — 4.1%
Alphabet, Inc. - Class A (1)	73	97,775
Alphabet, Inc. - Class C (1)	347	463,946
Altice USA, Inc. (1)	45	1,230
AT&T, Inc.	6,688	261,367
Cinemark Holdings, Inc.	127	4,299
Cogent Communications Holdings, Inc.	173	11,385
Comcast Corp. - Class A	3,331	149,795
Cumulus Media, Inc. (1)	131	2,302
Electronic Arts, Inc. (1)	506	54,400
Facebook, Inc. (1)	1,639	336,405
Fluent, Inc. (1)	88	220
Frontier Communications Corp. (1)	547	487
Gannett Co., Inc.	80	510
IDT Corp. - Class B (1)	258	1,860
John Wiley & Sons, Inc.	178	8,637
Lee Enterprises, Inc. (1)	220	312
Liberty Latin America, Ltd. - Class A (1)	290	5,597
Liberty TripAdvisor Holdings, Inc. (1)	672	4,939
Live Nation Entertainment, Inc. (1)	12	858
Marcus Corp./The	242	7,688
MDC Partners, Inc. (1)	158	439
National CineMedia, Inc.	129	940
Ooma, Inc. (1)	15	198
ORBCOMM, Inc. (1)	140	589
Roku, Inc. (1)	80	10,712
Take-Two Interactive Software, Inc. (1)	368	45,054
TechTarget, Inc. (1)	18	470
Telephone & Data Systems, Inc.	481	12,232
T-Mobile US, Inc. (1)	2,532	198,559
Verizon Communications, Inc.	5,822	357,471
Walt Disney Co./The	285	41,220
Yelp, Inc. (1)	178	6,200
		2,088,096

Consumer Discretionary — 4.0%
Aaron’s, Inc.	13	742
Acushnet Holdings Corp.	227	7,378
Amazon.com, Inc. (1)	296	546,961
American Public Education, Inc. (1)	91	2,492
Aramark	375	16,275
Ascena Retail Group, Inc. (1)	14	107
AutoZone, Inc. (1)	78	92,922
Bassett Furniture Industries, Inc.	243	4,053
BBX Capital Corp.	242	1,154
Best Buy Co., Inc.	476	41,793
Biglari Holdings, Inc. - Class B (1)	30	3,433

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Bloomin’ Brands, Inc.	369	8,144
BorgWarner, Inc.	224	9,717
Brunswick Corp./DE	84	5,038
Citi Trends, Inc.	26	601
Collectors Universe, Inc.	1	23
Crocs, Inc. (1)	195	8,169
Dana, Inc.	312	5,678
Darden Restaurants, Inc.	51	5,560
Dollar General Corp.	657	102,479
eBay, Inc.	2,512	90,708
Everi Holdings, Inc. (1)	294	3,948
Extended Stay America, Inc.	618	9,183
Genesco, Inc. (1)	6	288
Gentex Corp.	457	13,244
Golden Entertainment, Inc. (1)	74	1,422
H&R Block, Inc.	178	4,179
Hilton Grand Vacations, Inc. (1)	16	550
J Alexander’s Holdings, Inc. (1)	421	4,025
KB Home	106	3,633
Kirkland’s, Inc. (1)	423	525
Kohl’s Corp.	98	4,993
Lear Corp.	297	40,748
Lennar Corp.	992	55,344
LKQ Corp. (1)	776	27,703
Lululemon Athletica, Inc. (1)	379	87,803
M/I Homes, Inc. (1)	190	7,477
Malibu Boats, Inc. (1)	55	2,252
MasterCraft Boat Holdings, Inc. (1)	144	2,268
Meritage Homes Corp. (1)	206	12,589
MGM Resorts International	2,820	93,821
Murphy USA, Inc. (1)	37	4,329
NIKE, Inc. - Class B	2,606	264,014
NVR, Inc. (1)	3	11,425
Office Depot, Inc.	778	2,132
Penn National Gaming, Inc. (1)	242	6,186
Polaris, Inc.	217	22,069
PulteGroup, Inc.	553	21,456
Purple Innovation, Inc. (1)	119	1,036
Ralph Lauren Corp.	78	9,143
Rent-A-Center, Inc./TX	22	634
Rocky Brands, Inc.	39	1,148
Ross Stores, Inc.	591	68,804
Rubicon Project, Inc./The (1)	27	220
Skechers U.S.A., Inc. (1)	268	11,575
Sportsman’s Warehouse Holdings, Inc. (1)	122	980
Steven Madden, Ltd.	200	8,602
Stoneridge, Inc. (1)	98	2,873

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 59

Schedule of Investments
December 31, 2019

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Tailored Brands, Inc.	38	157
Target Corp.	1,700	217,957
Taylor Morrison Home Corp. (1)	61	1,333
Tile Shop Holdings, Inc.	80	135
Tilly’s, Inc. - Class A	101	1,237
Toll Brothers, Inc.	264	10,431
TopBuild Corp. (1)	1	103
Town Sports International Holdings, Inc. (1)	378	646
Tupperware Brands Corp.	222	1,905
Whirlpool Corp.	92	13,573
Winnebago Industries, Inc.	70	3,709
Wyndham Destinations, Inc.	173	8,942
Yum China Holdings, Inc.	467	22,421
		2,048,597

Consumer Staples — 2.4%
Alico, Inc.	14	502
BellRing Brands, Inc. (1)	183	3,896
Casey’s General Stores, Inc.	112	17,807
Coca-Cola Consolidated, Inc.	6	1,704
Costco Wholesale Corp.	318	93,467
Flowers Foods, Inc.	224	4,870
General Mills, Inc.	3,654	195,708
Hershey Co./The	344	50,561
Kroger Co./The	746	21,627
Lamb Weston Holdings, Inc.	220	18,927
Lifevantage Corp. (1)	75	1,171
Molson Coors Beverage Co.	718	38,700
Mondelez International, Inc.	2,425	133,569
PepsiCo, Inc.	2,074	283,454
Performance Food Group Co. (1)	389	20,026
Pilgrim’s Pride Corp. (1)	168	5,496
Post Holdings, Inc. (1)	11	1,200
Procter & Gamble Co./The	42	5,246
Seneca Foods Corp. (1)	3	122
SpartanNash Co.	113	1,609
Sysco Corp.	903	77,243
Tyson Foods, Inc.	1,238	112,708
Walmart, Inc.	1,343	159,602
		1,249,215

Energy — 1.6%
Amplify Energy Corp.	320	2,115
Apergy Corp. (1)	121	4,087
Archrock, Inc.	430	4,317
Ardmore Shipping Corp. (1)	21	190
Baker Hughes Co.	802	20,555

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Berry Petroleum Corp.	111	1,047
Brigham Minerals, Inc.	68	1,458
Cactus, Inc.	440	15,101
Chevron Corp.	1,684	202,939
ConocoPhillips	1,952	126,939
Contura Energy, Inc. (1)	122	1,104
Delek US Holdings, Inc.	138	4,627
DHT Holdings, Inc.	180	1,490
Dorian LPG, Ltd. (1)	23	356
Exterran Corp. (1)	244	1,911
Helmerich & Payne, Inc.	72	3,271
Independence Contract Drilling, Inc. (1)	195	194
International Seaways, Inc. (1)	25	744
Liberty Oilfield Services, Inc.	208	2,313
Marathon Petroleum Corp.	1,932	116,403
Matrix Service Co. (1)	111	2,540
Nabors Industries, Ltd.	95	274
NexTier Oilfield Solutions, Inc. (1)	189	1,266
Nordic American Tankers, Ltd.	220	1,082
Oceaneering International, Inc. (1)	178	2,654
ONEOK, Inc.	72	5,448
Pacific Ethanol, Inc. (1)	350	228
Panhandle Oil and Gas, Inc.	13	146
PBF Energy, Inc.	232	7,278
Peabody Energy Corp.	99	903
Phillips 66	1,888	210,342
Renewable Energy Group, Inc. (1)	93	2,506
Rosehill Resources, Inc. (1)	79	101
SEACOR Holdings, Inc. (1)	72	3,107
SilverBow Resources, Inc. (1)	50	495
Superior Energy Services, Inc. (1)	48	240
Teekay Tankers, Ltd. (1)	30	719
TETRA Technologies, Inc. (1)	91	178
Valero Energy Corp.	969	90,747
W&T Offshore, Inc. (1)	217	1,207
Westmoreland Coal Co. (1)	539	7
World Fuel Services Corp.	15	651
		843,280

Financials — 5.6%
Ally Financial, Inc.	1,001	30,591
Artisan Partners Asset Management, Inc.	587	18,972
BancFirst Corp.	190	11,864
Bank of America Corp.	6,201	218,399
Bank OZK	182	5,552
BankFinancial Corp.	25	327
Berkshire Hathaway, Inc. - Class B (1)	2,177	493,091

The accompanying notes are an integral part of these financial statements

Page 60	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Brighthouse Financial, Inc. (1)	235	9,219
Cannae Holdings, Inc. (1)	107	3,979
Citigroup, Inc.	3,753	299,827
Citizens Financial Group, Inc.	1,242	50,438
Curo Group Holdings Corp. (1)	259	3,155
Diamond Hill Investment Group, Inc.	9	1,264
Elevate Credit, Inc. (1)	482	2,145
Ellington Financial, Inc.	931	17,065
Esquire Financial Holdings, Inc. (1)	37	965
ESSA Bancorp, Inc.	5	85
Essent Group, Ltd.	752	39,096
Farmers National Banc Corp.	4	65
Fidelity National Financial, Inc.	1,593	72,243
Fifth Third Bancorp	6,159	189,328
First American Financial Corp.	632	36,858
First BanCorp/Puerto Rico	1,196	12,666
First Choice Bancorp	21	566
First Horizon National Corp.	776	12,851
Great Ajax Corp.	453	6,709
Hallmark Financial Services, Inc. (1)	40	703
Hartford Financial Services Group, Inc./The	286	17,380
HBT Financial, Inc. (1)	16	304
Heritage Commerce Corp.	200	2,566
Hilltop Holdings, Inc.	823	20,517
Horizon Bancorp, Inc./IN	55	1,045
Independent Bank Corp./MI	185	4,190
International Bancshares Corp.	130	5,599
INTL. FCStone, Inc. (1)	40	1,953
JPMorgan Chase & Co.	2,120	295,528
KeyCorp	2,545	51,511
LPL Financial Holdings, Inc.	67	6,181
MarketAxess Holdings, Inc.	30	11,373
Medley Management, Inc.	146	432
MGIC Investment Corp.	1,974	27,972
NewStar Financial Contingent Value Rights (1)(5)	34	—
Nicolet Bankshares, Inc. (1)	46	3,397
NMI Holdings, Inc. - Class A (1)	411	13,637
Northeast Bank	45	990
Northrim BanCorp, Inc.	150	5,745
Old Republic International Corp.	1,038	23,220
OneMain Holdings, Inc.	220	9,273
Oppenheimer Holdings, Inc.	636	17,477
PennyMac Financial Services, Inc.	138	4,698
Piper Sandler Cos.	264	21,104
PNC Financial Services Group, Inc./The	1,395	222,684
Popular, Inc.	1,369	80,429

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
ProSight Global, Inc. (1)	150	2,420
Prudential Financial, Inc.	931	87,272
Pzena Investment Management, Inc.	358	3,086
Radian Group, Inc.	1,638	41,212
RBB Bancorp	61	1,291
Ready Capital Corp.	286	4,410
Regions Financial Corp.	5,965	102,359
Reinsurance Group of America, Inc.	31	5,055
Renasant Corp.	502	17,781
Shore Bancshares, Inc.	15	260
Silvercrest Asset Management Group, Inc.	80	1,006
Stewart Information Services Corp.	216	8,811
Synchrony Financial	3,474	125,099
Tiptree, Inc. - Class A	22	179
TPG RE Finance Trust, Inc.	420	8,513
United Community Banks, Inc./GA	81	2,501
Unity Bancorp, Inc.	5	113
US Bancorp	391	23,182
Valley National Bancorp	2,197	25,156
Walker & Dunlop, Inc.	93	6,015
Western Alliance Bancorp	215	12,255
Wins Finance Holdings, Inc. (1)	37	389
WR Berkley Corp.	103	7,117
		2,872,710

Healthcare — 8.6%
Abbott Laboratories	914	79,390
AbbVie, Inc.	1,210	107,133
Abeona Therapeutics, Inc. (1)	5	16
ACADIA Pharmaceuticals, Inc. (1)	139	5,946
ADMA Biologics, Inc. (1)	71	284
Adverum Biotechnologies, Inc. (1)	88	1,014
Affimed NV (1)	497	1,362
Agenus, Inc. (1)	652	2,654
AgeX Therapeutics, Inc. (1)	13	24
Agilent Technologies, Inc.	723	61,679
Akcea Therapeutics, Inc. (1)	11	186
Akebia Therapeutics, Inc. (1)	120	758
Akorn, Inc. (1)	207	311
Albireo Pharma, Inc. (1)	12	305
Aldeyra Therapeutics, Inc. (1)	115	668
Alexion Pharmaceuticals, Inc. (1)	557	60,240
Alkermes PLC (1)	425	8,670
Allakos, Inc. (1)	2	191
Allergan PLC	989	189,067
Alnylam Pharmaceuticals, Inc. (1)	246	28,332
AmerisourceBergen Corp.	473	40,214

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 61

Schedule of Investments
December 31, 2019

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Amgen, Inc.	1,153	277,954
Amneal Pharmaceuticals, Inc. (1)	303	1,460
Amphastar Pharmaceuticals, Inc. (1)	61	1,177
Anavex Life Sciences Corp. (1)	13	34
AngioDynamics, Inc. (1)	51	817
ANI Pharmaceuticals, Inc. (1)	41	2,528
Anika Therapeutics, Inc. (1)	19	985
Apellis Pharmaceuticals, Inc. (1)	72	2,205
Ardelyx, Inc. (1)	134	1,006
Arena Pharmaceuticals, Inc. (1)	207	9,402
Arrowhead Pharmaceuticals, Inc. (1)	93	5,899
Arvinas, Inc. (1)	36	1,479
Assembly Biosciences, Inc. (1)	29	593
Assertio Therapeutics, Inc. (1)	689	861
Athenex, Inc. (1)	3	46
Avantor, Inc. (1)	742	13,467
Avid Bioservices, Inc. (1)	226	1,733
Avrobio, Inc. (1)	49	986
Axsome Therapeutics, Inc. (1)	27	2,791
Baudax Bio, Inc. (1)	84	581
Beyondspring, Inc. (1)	72	1,116
BioDelivery Sciences International, Inc. (1)	595	3,760
Biogen, Inc. (1)	713	211,568
Bio-Rad Laboratories, Inc. (1)	22	8,141
BioSpecifics Technologies Corp. (1)	25	1,424
Bioxcel Therapeutics, Inc. (1)	55	804
Bristol-Myers Squibb Co.	2,289	146,931
Bruker Corp.	235	11,978
Calithera Biosciences, Inc. (1)	145	828
Calyxt, Inc. (1)	39	273
CareDx, Inc. (1)	32	690
Catalent, Inc. (1)	363	20,437
Catalyst Pharmaceuticals, Inc. (1)	154	578
Celcuity, Inc. (1)	1	11
Cellular Biomedicine Group, Inc. (1)	108	1,754
Cerecor, Inc. (1)	100	539
Cerner Corp.	1,507	110,599
Chemed Corp.	60	26,356
ChemoCentryx, Inc. (1)	30	1,187
Coherus Biosciences, Inc. (1)	63	1,134
Collegium Pharmaceutical, Inc. (1)	94	1,935
Computer Programs & Systems, Inc.	90	2,376
Concert Pharmaceuticals, Inc. (1)	5	46
Constellation Pharmaceuticals, Inc. (1)	19	895
Corium International Contingent Value Rights (1)(5)	22	—
Cortexyme, Inc. (1)	6	337

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Cross Country Healthcare, Inc. (1)	32	372
Cue Biopharma, Inc. (1)	17	270
Cutera, Inc. (1)	6	215
Cyclerion Therapeutics, Inc. (1)	55	150
CytomX Therapeutics, Inc. (1)	162	1,346
Deciphera Pharmaceuticals, Inc. (1)	44	2,739
DENTSPLY SIRONA, Inc.	349	19,750
Dermira, Inc. (1)	49	743
DexCom, Inc. (1)	74	16,187
Dicerna Pharmaceuticals, Inc. (1)	14	308
Edwards Lifesciences Corp. (1)	14	3,266
Eiger BioPharmaceuticals, Inc. (1)	20	298
Elanco Animal Health, Inc. Contingent Value Rights (1)(5)	99	—
Eli Lilly & Co.	1,217	159,950
Eloxx Pharmaceuticals, Inc. (1)	52	383
Emergent BioSolutions, Inc. (1)	79	4,262
Encompass Health Corp.	253	17,525
Endo International PLC (1)	570	2,673
Enochian Biosciences, Inc. (1)	22	110
Epizyme, Inc. (1)	45	1,107
Exact Sciences Corp. (1)	103	9,525
Exelixis, Inc. (1)	869	15,312
Fate Therapeutics, Inc. (1)	88	1,722
Forty Seven, Inc. (1)	34	1,339
G1 Therapeutics, Inc. (1)	16	423
Gilead Sciences, Inc.	3,449	224,116
Global Blood Therapeutics, Inc. (1)	8	636
Halozyme Therapeutics, Inc. (1)	21	372
Harvard Bioscience, Inc. (1)	26	79
Hill-Rom Holdings, Inc.	381	43,255
Hookipa Pharma, Inc. (1)	23	281
Horizon Therapeutics Plc (1)	318	11,512
Humana, Inc.	456	167,133
ImmunoGen, Inc. (1)	416	2,124
Immunomedics, Inc. (1)	85	1,799
Incyte Corp. (1)	409	35,714
Innoviva, Inc. (1)	91	1,289
Insulet Corp. (1)	15	2,568
Intersect ENT, Inc. (1)	92	2,291
Intra-Cellular Therapies, Inc. (1)	46	1,578
Invacare Corp.	2	18
Ionis Pharmaceuticals, Inc. (1)	63	3,806
Iovance Biotherapeutics, Inc. (1)	116	3,211
Jazz Pharmaceuticals PLC (1)	76	11,345
Johnson & Johnson	2,150	313,621
Jounce Therapeutics, Inc. (1)	152	1,327

The accompanying notes are an integral part of these financial statements

Page 62	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Kadmon Holdings, Inc. (1)	351	1,590
KalVista Pharmaceuticals, Inc. (1)	44	784
Karyopharm Therapeutics, Inc. (1)	62	1,189
Kezar Life Sciences, Inc. (1)	43	172
Kindred Biosciences, Inc. (1)	46	390
Kodiak Sciences, Inc. (1)	23	1,655
Krystal Biotech, Inc. (1)	39	2,160
Kura Oncology, Inc. (1)	67	921
La Jolla Pharmaceutical Co. (1)	15	59
Lannett Co., Inc. (1)	54	476
Lantheus Holdings, Inc. (1)	37	759
Lexicon Pharmaceuticals, Inc. (1)	189	784
Mallinckrodt PLC (1)	450	1,571
Marinus Pharmaceuticals, Inc. (1)	80	173
Masimo Corp. (1)	61	9,642
McKesson Corp.	393	54,360
Medtronic PLC	2,501	283,738
MEI Pharma, Inc. (1)	76	188
MeiraGTx Holdings plc (1)	25	501
Menlo Therapeutics, Inc. (1)	39	181
Merck & Co., Inc.	3,435	312,413
Meridian Bioscience, Inc.	121	1,182
Mersana Therapeutics, Inc. (1)	51	292
Minerva Neurosciences, Inc. (1)	21	149
Mirati Therapeutics, Inc. (1)	28	3,608
Misonix, Inc. (1)	39	726
Molecular Templates, Inc. (1)	95	1,329
Momenta Pharmaceuticals, Inc. (1)	39	769
Morphic Holding, Inc. (1)	38	652
Mylan NV (1)	618	12,422
Myriad Genetics, Inc. (1)	39	1,062
Natera, Inc. (1)	138	4,649
Natus Medical, Inc. (1)	155	5,113
Neurocrine Biosciences, Inc. (1)	215	23,110
Nevro Corp. (1)	11	1,293
NextCure, Inc. (1)	7	394
NextGen Healthcare, Inc. (1)	10	161
NGM Biopharmaceuticals, Inc. (1)	28	518
Novocure, Ltd. (1)	88	7,416
Odonate Therapeutics, Inc. (1)	36	1,168
Oncternal Therapeutics, Inc. (1)	88	348
OPKO Health, Inc. (1)	1,856	2,728
Organogenesis Holdings, Inc. (1)	70	337
Orthofix Medical, Inc. (1)	50	2,309
Osmotica Pharmaceuticals PLC (1)	148	1,035
Owens & Minor, Inc.	21	109
Pacira BioSciences, Inc. (1)	182	8,245

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Palatin Technologies, Inc. (1)	1,366	1,068
Paratek Pharmaceuticals, Inc. (1)	22	89
PDL BioPharma, Inc. (1)	529	1,717
Pennant Group, Inc./The (1)	101	3,340
Perrigo Co. PLC	353	18,236
Pfenex, Inc. (1)	133	1,460
Pfizer, Inc.	7,816	306,231
Phibro Animal Health Corp.	280	6,952
Pieris Pharmaceuticals, Inc. (1)	276	999
PRA Health Sciences, Inc. (1)	286	31,789
Precision BioSciences, Inc. (1)	38	528
Principia Biopharma, Inc. (1)	51	2,794
Progenics Pharmaceuticals, Inc. (1)	391	1,990
Protagonist Therapeutics, Inc. (1)	48	338
PTC Therapeutics, Inc. (1)	162	7,781
Puma Biotechnology, Inc. (1)	126	1,103
Reata Pharmaceuticals, Inc. (1)	23	4,702
Recro Pharma, Inc. (1)	210	3,849
Replimune Group, Inc. (1)	113	1,622
ResMed, Inc.	245	37,968
Revance Therapeutics, Inc. (1)	82	1,331
Rigel Pharmaceuticals, Inc. (1)	1,187	2,540
Rocket Pharmaceuticals, Inc. (1)	30	683
Sarepta Therapeutics, Inc. (1)	2	258
Savara, Inc. (1)	91	408
Seattle Genetics, Inc. (1)	122	13,940
SIGA Technologies, Inc. (1)	329	1,569
STERIS PLC	264	40,239
Strongbridge Biopharma PLC (1)	57	119
Stryker Corp.	604	126,804
Syndax Pharmaceuticals, Inc. (1)	17	149
Syros Pharmaceuticals, Inc. (1)	67	463
Tricida, Inc. (1)	54	2,038
United Therapeutics Corp. (1)	124	10,922
UnitedHealth Group, Inc.	312	91,722
Vanda Pharmaceuticals, Inc. (1)	137	2,248
VBI Vaccines, Inc. (1)	83	115
Veeva Systems, Inc. (1)	170	23,912
Veracyte, Inc. (1)	72	2,010
Vericel Corp. (1)	130	2,262
Verrica Pharmaceuticals, Inc. (1)	94	1,494
Vertex Pharmaceuticals, Inc. (1)	137	29,996
West Pharmaceutical Services, Inc.	54	8,118
XBiotech, Inc. (1)	42	784
Xencor, Inc. (1)	48	1,651
Y-mAbs Therapeutics, Inc. (1)	122	3,813

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 63

Schedule of Investments
December 31, 2019

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Zimmer Biomet Holdings, Inc.	863	129,174
Zoetis, Inc.	1,297	171,658
		4,418,001

Industrials — 3.1%
AGCO Corp.	258	19,931
Allison Transmission Holdings, Inc.	1,404	67,841
Arconic, Inc.	677	20,831
Atkore International Group, Inc. (1)	277	11,207
Barrett Business Services, Inc.	10	905
Blue Bird Corp. (1)	79	1,811
BMC Stock Holdings, Inc. (1)	87	2,496
Builders FirstSource, Inc. (1)	487	12,375
Caterpillar, Inc.	1,558	230,085
CBIZ, Inc. (1)	103	2,777
Comfort Systems USA, Inc.	42	2,094
Commercial Vehicle Group, Inc. (1)	466	2,959
Concrete Pumping Holdings, Inc. (1)	35	191
Construction Partners, Inc. (1)	6	101
Copart, Inc. (1)	586	53,291
Costamare, Inc.	146	1,391
Cummins, Inc.	1,071	191,666
Eaton Corp. PLC	55	5,210
EMCOR Group, Inc.	462	39,871
Federal Signal Corp.	109	3,515
Foundation Building Materials, Inc. (1)	65	1,258
Generac Holdings, Inc. (1)	88	8,852
GMS, Inc. (1)	83	2,248
H&E Equipment Services, Inc.	53	1,772
Heidrick & Struggles International, Inc.	35	1,138
Herman Miller, Inc.	4	167
Hubbell, Inc.	86	12,713
Huntington Ingalls Industries, Inc.	128	32,113
Illinois Tool Works, Inc.	827	148,554
Jacobs Engineering Group, Inc.	262	23,535
Johnson Controls International plc	712	28,986
Kimball International, Inc. - Class B	364	7,524
Lockheed Martin Corp.	116	45,168
LSC Communications, Inc.	522	108
ManpowerGroup, Inc.	362	35,150
Matson, Inc.	72	2,938
Meritor, Inc. (1)	165	4,321
Miller Industries, Inc./TN	172	6,386
Northwest Pipe Co. (1)	20	666
Old Dominion Freight Line, Inc.	81	15,372
Oshkosh Corp.	390	36,914
PACCAR, Inc.	1,869	147,838

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Parker-Hannifin Corp.	931	191,618
Park-Ohio Holdings Corp.	70	2,356
Powell Industries, Inc.	22	1,078
Primoris Services Corp.	2	44
Quanex Building Products Corp.	151	2,579
Quanta Services, Inc.	480	19,541
Resources Connection, Inc.	14	229
Rush Enterprises, Inc.	91	4,232
Safe Bulkers, Inc. (1)	239	406
Saia, Inc. (1)	18	1,676
Spirit AeroSystems Holdings, Inc.	66	4,810
Standex International Corp.	14	1,111
Steelcase, Inc. - Class A	62	1,269
Thermon Group Holdings, Inc. (1)	27	724
Timken Co./The	370	20,835
Triton International, Ltd./Bermuda	565	22,713
TrueBlue, Inc. (1)	172	4,138
UniFirst Corp./MA	26	5,251
Universal Forest Products, Inc.	18	859
Valmont Industries, Inc.	43	6,441
Vectrus, Inc. (1)	46	2,358
WESCO International, Inc. (1)	374	22,212
Willis Lease Finance Corp. (1)	13	766
WW Grainger, Inc.	56	18,957
		1,570,472

Information Technology — 12.2%
A10 Networks, Inc. (1)	185	1,271
Alliance Data Systems Corp.	7	785
Amkor Technology, Inc. (1)	922	11,986
ANSYS, Inc. (1)	210	54,056
Apple, Inc.	3,536	1,038,346
Applied Materials, Inc.	3,499	213,579
Arrow Electronics, Inc. (1)	250	21,185
Aspen Technology, Inc. (1)	232	28,056
AstroNova, Inc.	108	1,482
Avalara, Inc. (1)	23	1,685
Avaya Holdings Corp. (1)	90	1,215
Avnet, Inc.	866	36,753
Benchmark Electronics, Inc.	567	19,482
Booz Allen Hamilton Holding Corp.	223	15,862
Broadcom, Inc.	565	178,551
Cadence Design Systems, Inc. (1)	811	56,251
Cambium Networks Corp. (1)	528	4,615
CDK Global, Inc.	520	28,434
CDW Corp./DE	258	36,853
Cerence, Inc. (1)	96	2,172

The accompanying notes are an integral part of these financial statements

Page 64	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
ChannelAdvisor Corp. (1)	291	2,631
Cirrus Logic, Inc. (1)	67	5,521
Cisco Systems, Inc.	1,548	74,242
Citrix Systems, Inc.	957	106,131
CommVault Systems, Inc. (1)	146	6,517
Comtech Telecommunications Corp.	145	5,146
Dell Technologies, Inc. - Class C (1)	593	30,474
Diebold Nixdorf, Inc. (1)	69	729
Digi International, Inc. (1)	202	3,579
Digital Turbine, Inc. (1)	43	307
Dolby Laboratories, Inc.	80	5,504
DXC Technology Co.	28	1,053
Dynatrace, Inc. (1)	957	24,212
Entegris, Inc.	257	12,873
EVERTEC, Inc.	40	1,362
Fair Isaac Corp. (1)	37	13,863
FormFactor, Inc. (1)	59	1,532
Fortinet, Inc. (1)	343	36,619
Hewlett Packard Enterprise Co.	4,963	78,713
HP, Inc.	657	13,501
Information Services Group, Inc. (1)	45	114
Intel Corp.	4,957	296,676
International Business Machines Corp.	607	81,362
Intuit, Inc.	837	219,235
Itron, Inc. (1)	20	1,679
j2 Global, Inc.	274	25,677
Jabil, Inc.	611	25,253
KBR, Inc.	356	10,858
Keysight Technologies, Inc. (1)	134	13,752
Kimball Electronics, Inc. (1)	9	158
KLA Corp.	657	117,058
Lam Research Corp.	665	194,446
Lattice Semiconductor Corp. (1)	16	306
Majesco (1)	43	355
Manhattan Associates, Inc. (1)	87	6,938
Mastercard, Inc.	1,071	319,790
Maxim Integrated Products, Inc.	1,160	71,352
Methode Electronics, Inc.	140	5,509
Micron Technology, Inc. (1)	4,044	217,486
Microsoft Corp.	6,559	1,034,354
MicroStrategy, Inc. (1)	23	3,280
Mitek Systems, Inc. (1)	92	704
MKS Instruments, Inc.	31	3,410
Model N, Inc. (1)	78	2,735
Motorola Solutions, Inc.	404	65,101
MTS Systems Corp.	29	1,393
NCR Corp. (1)	562	19,760

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
NortonLifeLock, Inc.	1,443	36,825
Nuance Communications, Inc. (1)	147	2,621
NVIDIA Corp.	772	181,652
OneSpan, Inc. (1)	39	668
Oracle Corp.	4,474	237,033
Paycom Software, Inc. (1)	67	17,739
PC Connection, Inc.	119	5,910
Perspecta, Inc.	175	4,627
Photronics, Inc. (1)	210	3,310
Plexus Corp. (1)	19	1,462
Progress Software Corp.	458	19,030
Qorvo, Inc. (1)	209	24,292
QUALCOMM, Inc.	2,779	245,191
RingCentral, Inc. - Class A (1)	71	11,976
Sanmina Corp. (1)	198	6,780
ScanSource, Inc. (1)	185	6,836
Skyworks Solutions, Inc.	478	57,781
SMART Global Holdings, Inc. (1)	148	5,615
Sonim Technologies, Inc. (1)	191	693
SPS Commerce, Inc. (1)	36	1,995
SS&C Technologies Holdings, Inc.	641	39,357
Sykes Enterprises, Inc. (1)	34	1,258
Synaptics, Inc. (1)	38	2,499
SYNNEX Corp.	118	15,198
Synopsys, Inc. (1)	745	103,704
Teradyne, Inc.	361	24,617
TESSCO Technologies, Inc.	90	1,010
Texas Instruments, Inc.	2,031	260,557
TiVo Corp.	627	5,317
TTEC Holdings, Inc.	22	872
Tyler Technologies, Inc. (1)	47	14,101
Ultra Clean Holdings, Inc. (1)	68	1,596
Unisys Corp. (1)	58	688
Verint Systems, Inc. (1)	30	1,661
Xerox Holdings Corp.	1,179	43,470
Xperi Corp.	239	4,422
Zebra Technologies Corp. - Class A (1)	59	15,071
		6,323,303

Materials — 0.8%
Air Products & Chemicals, Inc.	451	105,980
AK Steel Holding Corp. (1)	707	2,326
Celanese Corp.	330	40,630
Coeur Mining, Inc. (1)	93	751
Huntsman Corp.	18	435
Innospec, Inc.	33	3,414
Koppers Holdings, Inc. (1)	43	1,643

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 65

Schedule of Investments
December 31, 2019

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
LyondellBasell Industries NV	2,026	191,416
Olympic Steel, Inc.	206	3,692
Rayonier Advanced Materials, Inc.	157	603
Reliance Steel & Aluminum Co.	305	36,527
Royal Gold, Inc.	58	7,091
RPM International, Inc.	8	614
Ryerson Holding Corp. (1)	374	4,424
Steel Dynamics, Inc.	452	15,386
Stepan Co.	13	1,332
Valvoline, Inc.	495	10,598
Warrior Met Coal, Inc.	217	4,585
		431,447

Real Estate Investment Trust — 1.8%
Altisource Portfolio Solutions SA (1)	1	19
American Homes 4 Rent	624	16,355
American Tower Corp.	705	162,023
Apple Hospitality REIT, Inc.	2,282	37,083
Ashford Hospitality Trust, Inc.	842	2,349
AvalonBay Communities, Inc.	42	8,807
CBL & Associates Properties, Inc.	890	935
Clipper Realty, Inc.	168	1,781
Colony Capital, Inc.	257	1,221
CorEnergy Infrastructure Trust, Inc.	113	5,052
CorePoint Lodging, Inc.	317	3,386
Corporate Office Properties Trust	512	15,043
CyrusOne, Inc.	123	8,048
Essex Property Trust, Inc.	594	178,711
Gaming and Leisure Properties, Inc.	452	19,459
GEO Group, Inc./The	76	1,262
Healthcare Realty Trust, Inc.	481	16,051
Healthcare Trust of America, Inc. - Class A	508	15,382
Lamar Advertising Co.	535	47,754
Maui Land & Pineapple Co., Inc. (1)	17	191
Mid-America Apartment Communities, Inc.	176	23,207
National Health Investors, Inc.	96	7,822
National Storage Affiliates Trust	439	14,759
Office Properties Income Trust	164	5,271
Pennsylvania Real Estate Investment Trust	15	80
PS Business Parks, Inc.	163	26,874
RAIT Financial Trust (1)	287	10
Realogy Holdings Corp.	167	1,617
Service Properties Trust	1,937	47,127
Simon Property Group, Inc.	1,391	207,203
Spirit MTA REIT	385	296
Summit Hotel Properties, Inc.	380	4,689
Tanger Factory Outlet Centers, Inc.	1,242	18,295

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Trinity Place Holdings, Inc. (1)	331	996
Uniti Group, Inc.	161	1,322
Urstadt Biddle Properties, Inc.	148	3,676
Xenia Hotels & Resorts, Inc.	174	3,760
		907,916

Utilities — 0.6%
American Water Works Co., Inc.	1,532	188,206
Atlantic Power Corp. (1)	432	1,007
Consolidated Water Co., Ltd.	148	2,412
MDU Resources Group, Inc.	2,578	76,592
PG&E Corp. (1)	46	500
Portland General Electric Co.	117	6,527
PPL Corp.	585	20,990
Spark Energy, Inc. - Class A	103	951
Unitil Corp.	148	9,137
		306,322

Total Common Stocks (Cost $18,967,972)		23,059,359

Registered Investment Companies — 15.1%
American Beacon SiM High Yield Opportunities Fund - Class I	15,269	145,517
Baird Core Plus Bond Fund - Class I	22,298	257,769
Dodge & Cox Income Fund	20,804	291,876
DoubleLine Total Return Bond Fund - Class I	16,152	171,700
Frost Total Return Bond Fund - Class I	21,023	217,589
Guggenheim Total Return Bond Fund - Class I	3,167	85,889
iShares Core MSCI EAFE ETF (6)	42,298	2,759,522
iShares Core MSCI Emerging Markets ETF (6)	12,312	661,893
iShares Core U.S. Aggregate Bond ETF (6)	4,360	489,933
iShares JP Morgan USD Emerging Markets Bond ETF (6)	1,959	224,423
Lord Abbett High Yield Fund - Class I	29,705	223,676
Payden Emerging Markets Bond Fund - Class I	14,243	195,846
PGIM Total Return Bond Fund - Class R6	17,794	256,585
PIMCO Investment Grade Credit Bond Fund - Class I	9,251	101,021
Pioneer Bond Fund - Class Y	26,484	259,283
Segall Bryant & Hamill Plus Bond Fund - Class I	20,678	221,043
TCW Emerging Markets Income Fund - Class I	23,613	199,531

The accompanying notes are an integral part of these financial statements

Page 66	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — continued
Vanguard Intermediate-Term Corporate Bond ETF (6)	1,704	155,626
Vanguard Total Bond Market ETF (6)	5,857	491,168
Xtrackers USD High Yield Corporate Bond ETF (6)	6,863	345,688
Total Registered Investment Companies (Cost $6,969,985)		7,755,578

Money Market Registered Investment Companies — 33.0%
Meeder Institutional Prime Money Market Fund, 1.75% (2)	16,954,500	16,954,500
Total Money Market Registered Investment Companies (Cost $16,953,030)		16,954,500

Bank Obligations — 1.5%
First Merchants Bank Deposit Account, 2.10%, 1/2/2020 (3)	249,236	249,236
Metro City Bank Deposit Account, 2.35%, 1/2/2020 (3)	249,416	249,416
Pacific Mercantile Bank Deposit Account, 1.55%, 1/2/2020 (3)	248,972	248,972
Total Bank Obligations (Cost $747,624)		747,624

U.S. Government Obligations — 1.1%
U.S. Treasury Note, 2.25%, due 1/31/2024	157,000	160,637
U.S. Treasury Note, 2.625%, due 2/15/2029	70,500	74,769
U.S. Treasury Note, 1.50%, due 8/15/2026	99,700	97,772
U.S. Treasury Note, 2.25%, due 11/15/2025	201,100	206,575
U.S. Treasury Note, 2.125%, due 12/31/2022	47,000	47,716
Total U.S. Government Obligations (Cost $574,317)		587,469
Total Investments — 95.5% (Cost $44,212,928)		49,104,530
Other Assets less Liabilities — 4.5%		2,319,001
Total Net Assets — 100.0%		51,423,531

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation (4)
Meeder Balanced Fund	1,726	21,161
Meeder Dynamic Allocation Fund	4,375	51,931
Meeder Muirfield Fund	1,911	15,116
Meeder Conservative Allocation Fund	494	11,288
Total Trustee Deferred Compensation (Cost $86,800)		99,496

	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	154	3/20/2020	15,681,050	50,249
Mini MSCI Emerging Markets Index Futures	69	3/20/2020	3,864,690	37,387
Standard & Poors 500 Mini Futures	2	3/20/2020	323,110	904
Total Futures Contracts	225		19,868,850	88,540

(1)	Represents non-income producing securities.
(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2019.
(3)

Variable rate security. Securities payable at par, including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2019. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(4)	Assets of affiliates to the Global Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(5)	Fair valued security deemed as Level 3 security.
(6)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 67

Schedule of Investments
December 31, 2019

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — 52.3%
Communication Services — 4.5%
Alphabet, Inc. - Class A (1)	699	936,234
Alphabet, Inc. - Class C (1)	3,198	4,275,790
Altice USA, Inc. (1)	1,799	49,185
AT&T, Inc.	56,993	2,227,286
Beasley Broadcast Group, Inc.	215	664
Cinemark Holdings, Inc.	1,826	61,810
Cogent Communications Holdings, Inc.	647	42,579
Comcast Corp. - Class A	39,834	1,791,335
Cumulus Media, Inc. (1)	1,632	28,674
Electronic Arts, Inc. (1)	1,879	202,011
Facebook, Inc. (1)	14,126	2,899,362
Frontier Communications Corp. (1)	4,619	4,109
Gannett Co., Inc.	786	5,015
IDT Corp. - Class B (1)	3,628	26,158
John Wiley & Sons, Inc.	1,015	49,248
Lee Enterprises, Inc. (1)	1,932	2,743
Liberty Latin America, Ltd. - Class A (1)	1,159	22,369
Liberty TripAdvisor Holdings, Inc. (1)	7,823	57,499
Live Nation Entertainment, Inc. (1)	246	17,582
Marcus Corp./The	2,377	75,517
MDC Partners, Inc. (1)	1,894	5,265
National CineMedia, Inc.	682	4,972
Roku, Inc. (1)	719	96,274
Take-Two Interactive Software, Inc. (1)	2,996	366,800
TechTarget, Inc. (1)	366	9,553
Telephone & Data Systems, Inc.	6,885	175,086
T-Mobile US, Inc. (1)	22,217	1,742,257
Travelzoo (1)	17	182
Verizon Communications, Inc.	46,094	2,830,172
Walt Disney Co./The	2,321	335,686
Yelp, Inc. (1)	1,574	54,822
		18,396,239

Consumer Discretionary — 5.5%
Aaron’s, Inc.	526	30,040
Acushnet Holdings Corp.	1,825	59,313
Amazon.com, Inc. (1)	2,640	4,878,298
American Public Education, Inc. (1)	563	15,421
Aramark	2,958	128,377
AutoZone, Inc. (1)	720	857,743
Bassett Furniture Industries, Inc.	1,866	31,125
BBX Capital Corp.	740	3,530
Best Buy Co., Inc.	4,371	383,774
Biglari Holdings, Inc. - Class B (1)	270	30,893

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Bloomin’ Brands, Inc.	4,233	93,422
Booking Holdings, Inc. (1)	143	293,683
BorgWarner, Inc.	1,150	49,887
Cato Corp./The	164	2,854
Citi Trends, Inc.	641	14,820
Collectors Universe, Inc.	4	92
Crocs, Inc. (1)	2,209	92,535
Dana, Inc.	2,321	42,242
Darden Restaurants, Inc.	1,522	165,913
Dollar General Corp.	4,800	748,704
eBay, Inc.	17,773	641,783
Everi Holdings, Inc. (1)	2,514	33,763
Extended Stay America, Inc.	3,400	50,524
Ford Motor Co.	3,794	35,284
Garmin, Ltd.	1,611	157,169
General Motors Co.	1,055	38,613
Gentex Corp.	4,593	133,105
H&R Block, Inc.	2,602	61,095
Home Depot, Inc./The	1,984	433,266
Hudson, Ltd. (1)	908	13,929
J Alexander’s Holdings, Inc. (1)	3,933	37,599
KB Home	1,207	41,364
Kirkland’s, Inc. (1)	4,623	5,733
Kohl’s Corp.	478	24,354
Lear Corp.	2,371	325,301
Lennar Corp.	6,840	381,604
LKQ Corp. (1)	6,487	231,586
Lululemon Athletica, Inc. (1)	4,619	1,070,084
M/I Homes, Inc. (1)	1,495	58,828
Malibu Boats, Inc. (1)	1,099	45,004
MasterCraft Boat Holdings, Inc. (1)	1,354	21,326
MDC Holdings, Inc.	628	23,964
Meritage Homes Corp. (1)	1,698	103,765
MGM Resorts International	21,697	721,859
Murphy USA, Inc. (1)	424	49,608
NIKE, Inc. - Class B	24,183	2,449,980
NVR, Inc. (1)	43	163,762
Office Depot, Inc.	6,650	18,221
Polaris, Inc.	1,972	200,552
PulteGroup, Inc.	4,531	175,803
Purple Innovation, Inc. (1)	1,014	8,832
Ralph Lauren Corp.	349	40,910
Rent-A-Center, Inc./TX	633	18,256
Rocky Brands, Inc.	295	8,682
Ross Stores, Inc.	4,072	474,062

The accompanying notes are an integral part of these financial statements

Page 68	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Rubicon Project, Inc./The (1)	690	5,630
Skechers U.S.A., Inc. (1)	1,296	55,974
Sportsman’s Warehouse Holdings, Inc. (1)	2,526	20,284
Starbucks Corp.	20,062	1,763,851
Steven Madden, Ltd.	2,104	90,493
Stoneridge, Inc. (1)	1,130	33,132
Superior Industries International, Inc.	240	886
Tailored Brands, Inc.	1,619	6,703
Target Corp.	15,771	2,022,000
Tile Shop Holdings, Inc.	1,899	3,209
Tilly’s, Inc. - Class A	1,033	12,654
TJX Cos., Inc./The	30,291	1,849,568
Toll Brothers, Inc.	3,305	130,581
Town Sports International Holdings, Inc. (1)	3,233	5,528
Tupperware Brands Corp.	2,806	24,075
Whirlpool Corp.	572	84,387
Winnebago Industries, Inc.	934	49,483
Wyndham Destinations, Inc.	1,519	78,517
Yum China Holdings, Inc.	809	38,840
		22,498,031

Consumer Staples — 3.1%
BellRing Brands, Inc. (1)	997	21,226
Casey’s General Stores, Inc.	2,405	382,371
Coca-Cola Consolidated, Inc.	22	6,249
Costco Wholesale Corp.	3,857	1,133,649
Flowers Foods, Inc.	1,710	37,175
General Mills, Inc.	29,089	1,558,007
Hershey Co./The	4,657	684,486
Ingles Markets, Inc.	205	9,740
Kroger Co./The	4,920	142,631
Lifevantage Corp. (1)	638	9,959
Molson Coors Beverage Co.	11,209	604,165
PepsiCo, Inc.	20,631	2,819,639
Performance Food Group Co. (1)	4,069	209,472
Philip Morris International, Inc.	2,242	190,772
Pilgrim’s Pride Corp. (1)	928	30,360
Post Holdings, Inc. (1)	103	11,237
Procter & Gamble Co./The	2,087	260,666
SpartanNash Co.	1,924	27,398
Sysco Corp.	14,519	1,241,955
Tyson Foods, Inc.	14,419	1,312,706
Walmart, Inc.	15,499	1,841,901
		12,535,764

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Energy — 2.0%
Amplify Energy Corp.	2,985	19,731
Archrock, Inc.	4,236	42,529
Ardmore Shipping Corp. (1)	150	1,358
Baker Hughes Co.	5,423	138,991
Berry Petroleum Corp.	1,367	12,891
Brigham Minerals, Inc.	246	5,274
Cactus, Inc.	3,561	122,214
Chevron Corp.	14,018	1,689,309
ConocoPhillips	17,301	1,125,084
Contura Energy, Inc. (1)	1,446	13,086
Delek US Holdings, Inc.	2,681	89,894
Devon Energy Corp.	529	13,738
DHT Holdings, Inc.	1,989	16,469
Dorian LPG, Ltd. (1)	1,813	28,065
Exterran Corp. (1)	3,045	23,842
Hallador Energy Co.	1,603	4,761
Independence Contract Drilling, Inc. (1)	468	467
International Seaways, Inc. (1)	194	5,773
Liberty Oilfield Services, Inc.	931	10,353
Marathon Petroleum Corp.	17,768	1,070,522
Matrix Service Co. (1)	948	21,690
NexTier Oilfield Solutions, Inc. (1)	390	2,613
Nordic American Tankers, Ltd.	2,572	12,654
Oceaneering International, Inc. (1)	1,079	16,088
PBF Energy, Inc.	1,881	59,007
Peabody Energy Corp.	2,398	21,870
Phillips 66	17,519	1,951,792
Profire Energy, Inc. (1)	45	65
Renewable Energy Group, Inc. (1)	1,247	33,607
Rosehill Resources, Inc. (1)	859	1,100
SEACOR Holdings, Inc. (1)	720	31,068
SilverBow Resources, Inc. (1)	492	4,871
Superior Energy Services, Inc. (1)	400	2,004
Talos Energy, Inc. (1)	95	2,864
Teekay Tankers, Ltd. (1)	224	5,369
Valero Energy Corp.	15,690	1,469,369
W&T Offshore, Inc. (1)	160	890
World Fuel Services Corp.	569	24,706
		8,095,978

Financials — 6.0%
Ally Financial, Inc.	14,563	445,045
Artisan Partners Asset Management, Inc.	5,753	185,937
Ashford, Inc. (1)	92	2,171

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 69

Schedule of Investments
December 31, 2019

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
BancFirst Corp.	372	23,228
Bank of America Corp.	53,820	1,895,540
BankFinancial Corp.	411	5,376
Berkshire Hathaway, Inc. - Class B (1)	16,955	3,840,308
Brighthouse Financial, Inc. (1)	2,438	95,643
Cannae Holdings, Inc. (1)	1,187	44,145
Citigroup, Inc.	34,824	2,782,089
Citizens Financial Group, Inc.	6,633	269,366
Curo Group Holdings Corp. (1)	2,453	29,878
Diamond Hill Investment Group, Inc.	112	15,732
Elevate Credit, Inc. (1)	2,833	12,607
Ellington Financial, Inc.	7,115	130,418
Esquire Financial Holdings, Inc. (1)	16	417
ESSA Bancorp, Inc.	88	1,492
Essent Group, Ltd.	6,464	336,063
Farmers National Banc Corp.	361	5,892
Fidelity National Financial, Inc.	15,036	681,883
Fifth Third Bancorp	56,813	1,746,432
First American Financial Corp.	6,130	357,502
First BanCorp/Puerto Rico	10,456	110,729
First Horizon National Corp.	16,362	270,955
FNB Corp./PA	271	3,442
GAMCO Investors, Inc.	2	39
Great Ajax Corp.	4,177	61,861
Hallmark Financial Services, Inc. (1)	202	3,549
HBT Financial, Inc. (1)	168	3,190
Heritage Commerce Corp.	7,214	92,556
Hilltop Holdings, Inc.	7,590	189,219
Horizon Bancorp, Inc./IN	136	2,584
Independent Bank Corp./MI	398	9,015
International Bancshares Corp.	1,711	73,693
JPMorgan Chase & Co.	15,859	2,210,745
Medley Management, Inc.	1,010	2,990
MGIC Investment Corp.	18,285	259,098
Nicolet Bankshares, Inc. (1)	498	36,777
NMI Holdings, Inc. - Class A (1)	3,460	114,803
Northeast Bank	456	10,027
Northrim BanCorp, Inc.	1,106	42,360
Old Republic International Corp.	13,734	307,230
OneMain Holdings, Inc.	1,919	80,886
Oppenheimer Holdings, Inc.	5,127	140,890
Parke Bancorp, Inc.	136	3,453
PCB Bancorp	38	657
Peapack Gladstone Financial Corp.	103	3,183
PennyMac Financial Services, Inc.	1,137	38,703
Piper Sandler Cos.	2,509	200,569

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
PNC Financial Services Group, Inc./The	12,940	2,065,612
Popular, Inc.	12,914	758,698
ProSight Global, Inc. (1)	941	15,178
Prudential Financial, Inc.	6,493	608,654
Pzena Investment Management, Inc.	3,236	27,894
Radian Group, Inc.	13,696	344,591
RBB Bancorp	276	5,843
Ready Capital Corp.	3,332	51,379
Regions Financial Corp.	47,350	812,526
Reinsurance Group of America, Inc.	200	32,612
Renasant Corp.	3,467	122,801
Shore Bancshares, Inc.	211	3,663
Silvercrest Asset Management Group, Inc.	296	3,724
Stewart Information Services Corp.	1,990	81,172
Summit Financial Group, Inc.	273	7,396
Synchrony Financial	32,570	1,172,846
TPG RE Finance Trust, Inc.	4,005	81,181
United Community Banks, Inc./GA	348	10,746
Unity Bancorp, Inc.	19	429
Univest Financial Corp.	1,389	37,197
US Bancorp	10,999	652,131
Valley National Bancorp	20,395	233,523
Walker & Dunlop, Inc.	1,073	69,402
WR Berkley Corp.	4,525	312,678
		24,692,243

Healthcare — 10.0%
Abbott Laboratories	7,500	651,450
AbbVie, Inc.	15,648	1,385,474
ACADIA Pharmaceuticals, Inc. (1)	1,181	50,523
Adverum Biotechnologies, Inc. (1)	138	1,590
Affimed NV (1)	4,044	11,081
Agenus, Inc. (1)	5,677	23,105
Agilent Technologies, Inc.	7,087	604,592
Akebia Therapeutics, Inc. (1)	728	4,601
Aldeyra Therapeutics, Inc. (1)	1,020	5,926
Alexion Pharmaceuticals, Inc. (1)	5,190	561,299
Alkermes PLC (1)	2,906	59,282
Allergan PLC	4,687	896,014
Alnylam Pharmaceuticals, Inc. (1)	2,666	307,043
AmerisourceBergen Corp.	3,662	311,343
Amgen, Inc.	7,719	1,860,819
Amneal Pharmaceuticals, Inc. (1)	2,171	10,464
AngioDynamics, Inc. (1)	520	8,325
ANI Pharmaceuticals, Inc. (1)	470	28,985
Anika Therapeutics, Inc. (1)	105	5,444

The accompanying notes are an integral part of these financial statements

Page 70	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Apellis Pharmaceuticals, Inc. (1)	722	22,108
Ardelyx, Inc. (1)	1,397	10,484
Arena Pharmaceuticals, Inc. (1)	1,855	84,254
Arrowhead Pharmaceuticals, Inc. (1)	614	38,946
Arvinas, Inc. (1)	209	8,588
Assembly Biosciences, Inc. (1)	18	368
Assertio Therapeutics, Inc. (1)	9,403	11,754
Avantor, Inc. (1)	8,429	152,986
Avid Bioservices, Inc. (1)	1,713	13,139
Avrobio, Inc. (1)	348	7,005
Axsome Therapeutics, Inc. (1)	271	28,011
Baudax Bio, Inc. (1)	835	5,778
Beyondspring, Inc. (1)	683	10,587
BioDelivery Sciences International, Inc. (1)	6,505	41,112
Biogen, Inc. (1)	5,037	1,494,629
Bio-Rad Laboratories, Inc. (1)	75	27,752
Bristol-Myers Squibb Co.	22,582	1,449,539
Bruker Corp.	2,031	103,520
Calithera Biosciences, Inc. (1)	1,418	8,097
Cardinal Health, Inc.	1,322	66,867
CareDx, Inc. (1)	6	129
Catalent, Inc. (1)	2,197	123,691
Catalyst Pharmaceuticals, Inc. (1)	1,412	5,295
Celcuity, Inc. (1)	180	1,915
Cellular Biomedicine Group, Inc. (1)	708	11,498
Cerecor, Inc. (1)	511	2,754
Cerner Corp.	11,664	856,021
Chemed Corp.	597	262,238
Coherus Biosciences, Inc. (1)	455	8,192
Collegium Pharmaceutical, Inc. (1)	897	18,460
Computer Programs & Systems, Inc.	988	26,083
CONMED Corp.	688	76,939
Constellation Pharmaceuticals, Inc. (1)	158	7,443
Corium International Contingent Value Rights (1)(7)	164	—
Cross Country Healthcare, Inc. (1)	1,428	16,593
Cutera, Inc. (1)	208	7,448
CVS Health Corp.	4,502	334,454
Deciphera Pharmaceuticals, Inc. (1)	449	27,946
DENTSPLY SIRONA, Inc.	1,852	104,805
DexCom, Inc. (1)	782	171,055
Dicerna Pharmaceuticals, Inc. (1)	1,410	31,062
Eagle Pharmaceuticals, Inc./DE (1)	76	4,566
Edwards Lifesciences Corp. (1)	156	36,393
Eiger BioPharmaceuticals, Inc. (1)	16	238
Elanco Animal Health, Inc. Contingent Value Rights (1)(7)	1,792	—

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Eli Lilly & Co.	14,199	1,866,175
Eloxx Pharmaceuticals, Inc. (1)	119	876
Emergent BioSolutions, Inc. (1)	671	36,200
Encompass Health Corp.	1,899	131,544
Endo International PLC (1)	4,700	22,043
Enochian Biosciences, Inc. (1)	99	497
Epizyme, Inc. (1)	28	689
Exact Sciences Corp. (1)	1,830	169,238
Exelixis, Inc. (1)	7,041	124,062
Fate Therapeutics, Inc. (1)	73	1,429
Forty Seven, Inc. (1)	330	12,992
Gilead Sciences, Inc.	33,236	2,159,675
Haemonetics Corp. (1)	54	6,205
Harvard Bioscience, Inc. (1)	45	137
HealthStream, Inc. (1)	1,099	29,893
Hill-Rom Holdings, Inc.	3,437	390,203
Horizon Therapeutics Plc (1)	1,698	61,468
Humana, Inc.	3,288	1,205,118
ImmunoGen, Inc. (1)	2,535	12,941
Incyte Corp. (1)	5,242	457,731
Insulet Corp. (1)	232	39,718
Intersect ENT, Inc. (1)	662	16,484
Intra-Cellular Therapies, Inc. (1)	86	2,951
Ionis Pharmaceuticals, Inc. (1)	763	46,093
Iovance Biotherapeutics, Inc. (1)	1,508	41,741
IQVIA Holdings, Inc. (1)	1,481	228,829
Jazz Pharmaceuticals PLC (1)	474	70,759
Johnson & Johnson	19,141	2,792,098
Jounce Therapeutics, Inc. (1)	2,631	22,969
Kadmon Holdings, Inc. (1)	2,703	12,245
KalVista Pharmaceuticals, Inc. (1)	2	36
Karyopharm Therapeutics, Inc. (1)	462	8,857
Kodiak Sciences, Inc. (1)	215	15,469
Krystal Biotech, Inc. (1)	353	19,549
Kura Oncology, Inc. (1)	344	4,730
Lannett Co., Inc. (1)	556	4,904
Lantheus Holdings, Inc. (1)	382	7,835
Lexicon Pharmaceuticals, Inc. (1)	1,787	7,416
Mallinckrodt PLC (1)	4,402	15,363
Masimo Corp. (1)	799	126,290
McKesson Corp.	3,213	444,422
Medtronic PLC	21,743	2,466,743
MEI Pharma, Inc. (1)	865	2,145
MeiraGTx Holdings plc (1)	512	10,250
Merck & Co., Inc.	30,082	2,735,958
Meridian Bioscience, Inc.	791	7,728

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 71

Schedule of Investments
December 31, 2019

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Mersana Therapeutics, Inc. (1)	110	630
Mirati Therapeutics, Inc. (1)	50	6,443
Misonix, Inc. (1)	345	6,420
Molecular Templates, Inc. (1)	828	11,580
Morphic Holding, Inc. (1)	263	4,513
Natera, Inc. (1)	1,283	43,224
Natus Medical, Inc. (1)	1,033	34,079
Neurocrine Biosciences, Inc. (1)	1,140	122,539
Nevro Corp. (1)	16	1,881
NextCure, Inc. (1)	13	732
NextGen Healthcare, Inc. (1)	645	10,365
Novocure, Ltd. (1)	285	24,017
Odonate Therapeutics, Inc. (1)	299	9,703
Oncternal Therapeutics, Inc. (1)	749	2,959
OPKO Health, Inc. (1)	15,419	22,666
Organogenesis Holdings, Inc. (1)	529	2,544
Orthofix Medical, Inc. (1)	610	28,170
Osmotica Pharmaceuticals PLC (1)	1,232	8,612
Pacira BioSciences, Inc. (1)	1,984	89,875
Palatin Technologies, Inc. (1)	11,896	9,305
PDL BioPharma, Inc. (1)	3,439	11,160
Pennant Group, Inc./The (1)	1,112	36,774
Perrigo Co. PLC	3,102	160,249
Pfenex, Inc. (1)	1,762	19,347
Pfizer, Inc.	56,246	2,203,718
Phibro Animal Health Corp.	2,341	58,127
Pieris Pharmaceuticals, Inc. (1)	2,116	7,660
PRA Health Sciences, Inc. (1)	2,936	326,336
Precision BioSciences, Inc. (1)	68	945
Principia Biopharma, Inc. (1)	535	29,307
Progenics Pharmaceuticals, Inc. (1)	2,412	12,277
Protagonist Therapeutics, Inc. (1)	147	1,036
PTC Therapeutics, Inc. (1)	1,050	50,432
Puma Biotechnology, Inc. (1)	850	7,438
Reata Pharmaceuticals, Inc. (1)	185	37,820
Recro Pharma, Inc. (1)	1,779	32,609
Regeneron Pharmaceuticals, Inc. (1)	1,735	651,458
Replimune Group, Inc. (1)	1,049	15,053
ResMed, Inc.	1,646	255,081
Rigel Pharmaceuticals, Inc. (1)	12,677	27,129
Savara, Inc. (1)	340	1,523
Seattle Genetics, Inc. (1)	1,505	171,961
SIGA Technologies, Inc. (1)	1,818	8,672
STERIS PLC	1,462	222,838
Stryker Corp.	9,048	1,899,537
Syndax Pharmaceuticals, Inc. (1)	149	1,308

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Syros Pharmaceuticals, Inc. (1)	161	1,113
Thermo Fisher Scientific, Inc.	119	38,660
United Therapeutics Corp. (1)	1,162	102,349
UnitedHealth Group, Inc.	2,508	737,302
Vanda Pharmaceuticals, Inc. (1)	2,095	34,379
Veeva Systems, Inc. (1)	1,988	279,632
Veracyte, Inc. (1)	1,159	32,359
Vericel Corp. (1)	2,762	48,059
Verrica Pharmaceuticals, Inc. (1)	800	12,712
Vertex Pharmaceuticals, Inc. (1)	8,798	1,926,322
West Pharmaceutical Services, Inc.	233	35,027
XBiotech, Inc. (1)	450	8,399
Xencor, Inc. (1)	1,249	42,953
Y-mAbs Therapeutics, Inc. (1)	1,195	37,344
Zimmer Biomet Holdings, Inc.	7,463	1,117,062
Zoetis, Inc.	11,283	1,493,305
		40,985,829

Industrials — 3.2%
AGCO Corp.	2,168	167,478
Alamo Group, Inc.	39	4,896
Allison Transmission Holdings, Inc.	15,780	762,490
Atkore International Group, Inc. (1)	2,631	106,450
Barrett Business Services, Inc.	141	12,755
BG Staffing, Inc.	28	613
BMC Stock Holdings, Inc. (1)	761	21,833
Builders FirstSource, Inc. (1)	4,298	109,212
Caterpillar, Inc.	3,581	528,842
CBIZ, Inc. (1)	776	20,921
Cintas Corp.	480	129,158
Comfort Systems USA, Inc.	695	34,646
Commercial Vehicle Group, Inc. (1)	4,282	27,191
Copart, Inc. (1)	6,136	558,008
Costamare, Inc.	66	629
Cummins, Inc.	9,906	1,772,778
Delta Air Lines, Inc.	3,960	231,581
Douglas Dynamics, Inc.	57	3,135
EMCOR Group, Inc.	4,131	356,505
Federal Signal Corp.	737	23,768
Fortune Brands Home & Security, Inc.	3,759	245,613
Foundation Building Materials, Inc. (1)	479	9,269
Generac Holdings, Inc. (1)	1,169	117,590
GMS, Inc. (1)	619	16,763
H&E Equipment Services, Inc.	140	4,680
Heidrick & Struggles International, Inc.	360	11,700
Herman Miller, Inc.	533	22,199

The accompanying notes are an integral part of these financial statements

Page 72	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Hubbell, Inc.	1,145	169,254
Huntington Ingalls Industries, Inc.	944	236,831
Illinois Tool Works, Inc.	2,658	477,457
Ingersoll-Rand PLC	420	55,826
Jacobs Engineering Group, Inc.	968	86,955
JetBlue Airways Corp. (1)	752	14,077
Johnson Controls International plc	4,307	175,338
Kimball International, Inc. - Class B	3,212	66,392
Knoll, Inc.	898	22,683
Lockheed Martin Corp.	2,218	863,645
LSC Communications, Inc.	4,516	930
ManpowerGroup, Inc.	3,277	318,197
Marten Transport, Ltd.	681	14,635
Matson, Inc.	2,098	85,598
Meritor, Inc. (1)	768	20,114
Miller Industries, Inc./TN	1,034	38,392
Northrop Grumman Corp.	919	316,108
Northwest Pipe Co. (1)	159	5,296
Oshkosh Corp.	3,564	337,333
PACCAR, Inc.	17,880	1,414,308
Parker-Hannifin Corp.	5,518	1,135,715
Park-Ohio Holdings Corp.	220	7,403
Powell Industries, Inc.	219	10,729
Primoris Services Corp.	328	7,295
Quanex Building Products Corp.	1,287	21,982
Quanta Services, Inc.	3,417	139,106
Resources Connection, Inc.	46	751
Rush Enterprises, Inc.	428	19,902
Safe Bulkers, Inc. (1)	1,521	2,586
Saia, Inc. (1)	276	25,701
Standex International Corp.	550	43,643
Steelcase, Inc. - Class A	888	18,168
Thermon Group Holdings, Inc. (1)	553	14,820
Timken Co./The	3,618	203,730
Triton International, Ltd./Bermuda	5,144	206,789
TrueBlue, Inc. (1)	1,298	31,230
UniFirst Corp./MA	274	55,343
United Airlines Holdings, Inc. (1)	128	11,276
Universal Logistics Holdings, Inc.	49	929
Valmont Industries, Inc.	618	92,564
Vectrus, Inc. (1)	631	32,345
Wabash National Corp.	2,805	41,205
WESCO International, Inc. (1)	4,455	264,582
WW Grainger, Inc.	2,050	693,966
		13,101,832

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Information Technology — 14.3%
A10 Networks, Inc. (1)	488	3,353
Adobe, Inc. (1)	3,113	1,026,699
Alliance Data Systems Corp.	182	20,420
Amkor Technology, Inc. (1)	6,551	85,163
ANSYS, Inc. (1)	1,948	501,435
Apple, Inc.	32,220	9,461,403
Applied Materials, Inc.	32,472	1,982,091
Aspen Technology, Inc. (1)	2,269	274,390
AstroNova, Inc.	883	12,115
Avalara, Inc. (1)	10	733
Avnet, Inc.	7,484	317,621
Benchmark Electronics, Inc.	6,396	219,767
Booz Allen Hamilton Holding Corp.	3,627	257,989
Broadcom, Inc.	6,269	1,981,129
Cadence Design Systems, Inc. (1)	7,765	538,580
Cambium Networks Corp. (1)	4,032	35,240
CDK Global, Inc.	3,673	200,840
CDW Corp./DE	2,861	408,665
ChannelAdvisor Corp. (1)	908	8,208
Cirrus Logic, Inc. (1)	214	17,636
Cisco Systems, Inc.	23,241	1,114,638
Citrix Systems, Inc.	9,395	1,041,906
CommVault Systems, Inc. (1)	1,926	85,977
Comtech Telecommunications Corp.	1,376	48,834
Dell Technologies, Inc. - Class C (1)	5,799	298,011
Digi International, Inc. (1)	1,575	27,909
Digital Turbine, Inc. (1)	245	1,747
Dolby Laboratories, Inc.	1,952	134,298
Dynatrace, Inc. (1)	8,441	213,557
Entegris, Inc.	128	6,412
FormFactor, Inc. (1)	187	4,856
Fortinet, Inc. (1)	2,791	297,967
Hewlett Packard Enterprise Co.	44,951	712,923
HP, Inc.	8,206	168,633
Intel Corp.	44,065	2,637,290
International Business Machines Corp.	11,454	1,535,294
Intuit, Inc.	7,764	2,033,625
Itron, Inc. (1)	66	5,541
j2 Global, Inc.	2,510	235,212
Jabil, Inc.	5,256	217,230
KBR, Inc.	2,412	73,566
Kimball Electronics, Inc. (1)	55	965
KLA Corp.	7,406	1,319,527
Lam Research Corp.	5,822	1,702,353
Leidos Holdings, Inc.	7	685

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 73

Schedule of Investments
December 31, 2019

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Majesco (1)	67	553
Manhattan Associates, Inc. (1)	997	79,511
Mastercard, Inc.	11,328	3,382,428
Maxim Integrated Products, Inc.	12,333	758,603
Methode Electronics, Inc.	1,458	57,372
Micron Technology, Inc. (1)	37,492	2,016,320
Microsoft Corp.	55,479	8,748,935
MicroStrategy, Inc. (1)	248	35,372
Mitek Systems, Inc. (1)	315	2,410
MKS Instruments, Inc.	243	26,732
Model N, Inc. (1)	208	7,295
Motorola Solutions, Inc.	3,222	519,193
MTS Systems Corp.	623	29,923
NCR Corp. (1)	3,323	116,837
NortonLifeLock, Inc.	12,103	308,869
NVIDIA Corp.	2,205	518,837
OneSpan, Inc. (1)	1,285	21,999
Oracle Corp.	42,843	2,269,822
Paycom Software, Inc. (1)	796	210,749
PC Connection, Inc.	828	41,118
Perspecta, Inc.	1,208	31,940
Photronics, Inc. (1)	2,686	42,331
Progress Software Corp.	3,792	157,558
Qorvo, Inc. (1)	1,908	221,767
QUALCOMM, Inc.	25,789	2,275,363
RingCentral, Inc. - Class A (1)	664	111,997
Sanmina Corp. (1)	1,828	62,591
ScanSource, Inc. (1)	1,027	37,948
Skyworks Solutions, Inc.	3,842	464,421
SMART Global Holdings, Inc. (1)	1,341	50,878
Sonim Technologies, Inc. (1)	727	2,639
SPS Commerce, Inc. (1)	316	17,513
SS&C Technologies Holdings, Inc.	5,549	340,709
Synaptics, Inc. (1)	338	22,230
SYNNEX Corp.	1,138	146,574
Synopsys, Inc. (1)	7,108	989,434
Teradyne, Inc.	2,869	195,637
TESSCO Technologies, Inc.	667	7,484
Texas Instruments, Inc.	18,819	2,414,290
TiVo Corp.	5,272	44,707
Tyler Technologies, Inc. (1)	55	16,501
Ultra Clean Holdings, Inc. (1)	546	12,815
Verint Systems, Inc. (1)	226	12,511
Xerox Holdings Corp.	9,921	365,787

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Xperi Corp.	3,217	59,515
Zebra Technologies Corp. - Class A (1)	573	146,367
		58,676,818
Materials — 1.0%
Air Products & Chemicals, Inc.	2,401	564,211
AK Steel Holding Corp. (1)	3,767	12,393
Celanese Corp.	3,955	486,940
CF Industries Holdings, Inc.	140	6,684
Hawkins, Inc.	96	4,398
Huntsman Corp.	1,943	46,943
Innospec, Inc.	404	41,790
Koppers Holdings, Inc. (1)	454	17,352
LyondellBasell Industries NV	16,243	1,534,639
Nucor Corp.	2,715	152,800
Olympic Steel, Inc.	1,980	35,482
Rayonier Advanced Materials, Inc.	1,653	6,348
Reliance Steel & Aluminum Co.	2,887	345,747
Royal Gold, Inc.	521	63,692
RPM International, Inc.	4,360	334,674
Ryerson Holding Corp. (1)	4,773	56,465
Steel Dynamics, Inc.	5,729	195,015
Stepan Co.	279	28,581
Tredegar Corp.	1,635	36,542
Valvoline, Inc.	2,747	58,813
Warrior Met Coal, Inc.	2,854	60,305
		4,089,814

Real Estate Investment Trust — 2.1%
American Homes 4 Rent	4,418	115,796
American Tower Corp.	5,956	1,368,808
Apple Hospitality REIT, Inc.	19,350	314,438
Ashford Hospitality Trust, Inc.	6,321	17,636
AvalonBay Communities, Inc.	2,587	542,494
CatchMark Timber Trust, Inc.	2,055	23,571
CBL & Associates Properties, Inc.	7,569	7,947
Clipper Realty, Inc.	1,068	11,321
Colony Capital, Inc.	1,307	6,208
CorEnergy Infrastructure Trust, Inc.	1,489	66,573
CorePoint Lodging, Inc.	5,217	55,718
Corporate Office Properties Trust	2,554	75,037
CubeSmart	89	2,802
CyrusOne, Inc.	649	42,464
Essex Property Trust, Inc.	4,818	1,449,543
Gaming and Leisure Properties, Inc.	6,175	265,834
Healthcare Realty Trust, Inc.	1,244	41,512
Healthcare Trust of America, Inc. - Class A	535	16,200

The accompanying notes are an integral part of these financial statements

Page 74	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Hudson Pacific Properties, Inc.	1,347	50,715
Lamar Advertising Co.	4,021	358,914
Mid-America Apartment Communities, Inc.	1,949	256,995
National Health Investors, Inc.	181	14,748
National Storage Affiliates Trust	4,842	162,788
Office Properties Income Trust	3,442	110,626
Pennsylvania Real Estate Investment Trust	434	2,313
PS Business Parks, Inc.	1,357	223,729
Realogy Holdings Corp.	1,254	12,139
Service Properties Trust	16,369	398,258
Simon Property Group, Inc.	12,529	1,866,320
Spirit MTA REIT	3,461	2,657
Summit Hotel Properties, Inc.	4,074	50,273
Tanger Factory Outlet Centers, Inc. (2)	14,765	217,488
UDR, Inc.	526	24,564
Uniti Group, Inc.	317	2,603
Urstadt Biddle Properties, Inc.	3,524	87,536
Xenia Hotels & Resorts, Inc.	7,527	162,658
		8,429,226

Utilities — 0.6%
American Water Works Co., Inc.	12,912	1,586,239
Consolidated Water Co., Ltd.	1,147	18,696
MDU Resources Group, Inc.	20,296	602,994
NorthWestern Corp.	87	6,235
Portland General Electric Co.	228	12,720
PPL Corp.	2,052	73,626
Spark Energy, Inc. - Class A	1,568	14,473
Unitil Corp.	1,146	70,828
		2,385,811

Total Common Stocks (Cost $175,721,951)		213,887,585

Registered Investment Companies — 26.0%
American Beacon SiM High Yield Opportunities Fund - Class I	375,756	3,580,955
Baird Core Plus Bond Fund - Class I	555,625	6,423,020
Dodge & Cox Income Fund	519,275	7,285,430
DoubleLine Total Return Bond Fund - Class I	394,898	4,197,766
Frost Total Return Bond Fund - Class I	513,008	5,309,631
Guggenheim Total Return Bond Fund - Class I	79,906	2,167,064
iShares Core U.S. Aggregate Bond ETF (8)	106,776	11,998,419
iShares JP Morgan USD Emerging Markets Bond ETF (8)	47,124	5,398,525

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — continued
Lord Abbett High Yield Fund - Class I	721,674	5,434,204
Payden Emerging Markets Bond Fund - Class I	349,181	4,801,243
PGIM Total Return Bond Fund - Class R6	436,373	6,292,492
PIMCO Investment Grade Credit Bond Fund - Class I	231,082	2,523,412
Pioneer Bond Fund - Class Y	637,643	6,242,529
Segall Bryant & Hamill Plus Bond Fund - Class I	495,594	5,297,900
TCW Emerging Markets Income Fund - Class I	567,670	4,796,809
Vanguard Intermediate-Term Corporate Bond ETF (8)	40,784	3,724,803
Vanguard Total Bond Market ETF (8)	143,787	12,057,978
Xtrackers USD High Yield Corporate Bond ETF (8)	167,137	8,418,693
Total Registered Investment Companies (Cost $103,400,911)		105,950,873

Money Market Registered Investment Companies — 16.5%
Meeder Institutional Prime Money Market Fund, 1.75% (4)	67,392,229	67,392,229
Morgan Stanley Government Institutional Fund, 1.51% (3)	122,950	122,950
Total Money Market Registered Investment Companies (Cost $67,506,947)		67,515,179

Bank Obligations — 0.2%
First Merchants Bank Deposit Account, 2.10%, 1/2/2020 (5)	249,236	249,236
Metro City Bank Deposit Account, 2.35%, 1/2/2020 (5)	249,416	249,416
Pacific Mercantile Bank Deposit Account, 1.55%, 1/2/2020 (5)	248,972	248,972
Total Bank Obligations (Cost $747,624)		747,624

U.S. Government Obligations — 3.5%
U.S. Treasury Note, 2.25%, due 1/31/2024	3,873,900	3,963,635
U.S. Treasury Note, 2.625%, due 2/15/2029	1,641,700	1,741,100
U.S. Treasury Note, 1.50%, due 8/15/2026	2,403,100	2,356,634
U.S. Treasury Note, 2.25%, due 11/15/2025	4,899,100	5,032,486

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 75

Schedule of Investments
December 31, 2019

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
U.S. Government Obligations — continued
U.S. Treasury Note, 2.125%, due 12/31/2022	1,044,500	1,060,412
Total U.S. Government Obligations (Cost $13,824,942)		14,154,267
Total Investments — 98.5% (Cost $361,202,375)		402,255,528
Other Assets less Liabilities — 1.5%		5,941,497
Total Net Assets — 100.0%		408,197,025

Trustee Deferred Compensation (6)
Meeder Balanced Fund	2,558	31,361
Meeder Dynamic Allocation Fund	6,380	75,731
Meeder Muirfield Fund	3,720	29,425
Meeder Conservative Allocation Fund	747	17,069
Total Trustee Deferred Compensation (Cost $136,698)		153,586

Balanced Fund
	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	224	3/20/2020	22,808,800	73,775
Mini MSCI Emerging Markets Index Futures	102	3/20/2020	5,713,020	57,441
Russell 2000 Mini Index Futures	26	3/20/2020	2,171,780	19,919
Standard & Poors 500 Mini Futures	198	3/20/2020	31,987,890	335,425
E-mini Standard & Poors MidCap 400 Futures	42	3/20/2020	8,672,160	96,449
Total Futures Contracts	592		71,353,650	583,009

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2019.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2019.
(5)

Variable rate security. Securities payable at par, including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2019. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Balanced Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.
(8)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements

Page 76	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 35.9%
Communication Services — 3.0%
Alphabet, Inc. - Class A (1)	182	243,769
Alphabet, Inc. - Class C (1)	961	1,284,876
Altice USA, Inc. (1)	163	4,456
AT&T, Inc.	17,301	676,123
Beasley Broadcast Group, Inc.	2	6
Cinemark Holdings, Inc.	424	14,352
Cogent Communications Holdings, Inc.	134	8,819
Comcast Corp. - Class A	11,086	498,537
Cumulus Media, Inc. (1)	495	8,697
Electronic Arts, Inc. (1)	370	39,779
Facebook, Inc. (1)	4,177	857,329
Frontier Communications Corp. (1)	1,247	1,109
Gannett Co., Inc.	179	1,142
IDT Corp. - Class B (1)	979	7,059
John Wiley & Sons, Inc.	145	7,035
Lee Enterprises, Inc. (1)	250	355
Liberty Latin America, Ltd. - Class A (1)	65	1,255
Liberty TripAdvisor Holdings, Inc. (1)	2,186	16,067
Live Nation Entertainment, Inc. (1)	26	1,858
Marcus Corp./The	719	22,843
MDC Partners, Inc. (1)	390	1,084
National CineMedia, Inc.	62	452
Roku, Inc. (1)	219	29,324
Take-Two Interactive Software, Inc. (1)	910	111,411
TechTarget, Inc. (1)	120	3,132
Telephone & Data Systems, Inc.	1,989	50,580
T-Mobile US, Inc. (1)	6,804	533,570
Verizon Communications, Inc.	12,973	796,542
Walt Disney Co./The	626	90,538
Yelp, Inc. (1)	185	6,444
		5,318,543

Consumer Discretionary — 3.7%
Aaron’s, Inc.	161	9,195
Acushnet Holdings Corp.	482	15,665
Amazon.com, Inc. (1)	787	1,454,250
American Public Education, Inc. (1)	136	3,725
America’s Car-Mart, Inc./TX (1)	1	110
Aramark	726	31,508
AutoZone, Inc. (1)	207	246,601
Bassett Furniture Industries, Inc.	567	9,458
BBX Capital Corp.	271	1,293
Best Buy Co., Inc.	1,200	105,360
Biglari Holdings, Inc. - Class B (1)	71	8,124
Bloomin’ Brands, Inc.	1,221	26,947
BorgWarner, Inc.	567	24,596

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Burlington Stores, Inc. (1)	20	4,561
Citi Trends, Inc.	182	4,208
Crocs, Inc. (1)	633	26,516
Dana, Inc.	679	12,358
Darden Restaurants, Inc.	356	38,808
Dollar General Corp.	1,377	214,784
eBay, Inc.	5,440	196,438
Everi Holdings, Inc. (1)	761	10,220
Extended Stay America, Inc.	1,081	16,064
Garmin, Ltd.	329	32,097
Gentex Corp.	1,149	33,298
H&R Block, Inc.	685	16,084
Home Depot, Inc./The	307	67,043
Hudson, Ltd. (1)	297	4,556
J Alexander’s Holdings, Inc. (1)	1,070	10,229
KB Home	451	15,456
Kirkland’s, Inc. (1)	1,372	1,701
Kohl’s Corp.	47	2,395
Lear Corp.	698	95,766
Lennar Corp.	2,303	128,484
LKQ Corp. (1)	1,970	70,329
Lululemon Athletica, Inc. (1)	1,229	284,722
M/I Homes, Inc. (1)	478	18,809
Malibu Boats, Inc. (1)	316	12,940
MasterCraft Boat Holdings, Inc. (1)	347	5,465
MDC Holdings, Inc.	305	11,639
Meritage Homes Corp. (1)	497	30,372
MGM Resorts International	7,368	245,133
Murphy USA, Inc. (1)	129	15,093
NIKE, Inc. - Class B	7,228	732,269
NVR, Inc. (1)	6	22,850
Office Depot, Inc.	2,064	5,655
Polaris, Inc.	614	62,444
PulteGroup, Inc.	1,336	51,837
Purple Innovation, Inc. (1)	291	2,535
Ralph Lauren Corp.	29	3,399
Rent-A-Center, Inc./TX	177	5,105
Rocky Brands, Inc.	95	2,796
Ross Stores, Inc.	1,481	172,418
Rubicon Project, Inc./The (1)	207	1,689
Skechers U.S.A., Inc. (1)	625	26,994
Sportsman’s Warehouse Holdings, Inc. (1)	738	5,926
Starbucks Corp.	6,445	566,644
Steven Madden, Ltd.	590	25,376
Stoneridge, Inc. (1)	296	8,679
Superior Industries International, Inc.	45	166
Tailored Brands, Inc.	493	2,041

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 77

Schedule of Investments
December 31, 2019

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Target Corp.	4,714	604,382
Tile Shop Holdings, Inc.	477	806
Tilly’s, Inc. - Class A	475	5,819
TJX Cos., Inc./The	10,058	614,141
Toll Brothers, Inc.	944	37,297
Town Sports International Holdings, Inc. (1)	961	1,643
Tupperware Brands Corp.	801	6,873
Whirlpool Corp.	171	25,228
Winnebago Industries, Inc.	260	13,775
Wyndham Destinations, Inc.	422	21,813
		6,593,000

Consumer Staples — 2.2%
BellRing Brands, Inc. (1)	228	4,854
Casey’s General Stores, Inc.	589	93,645
Coca-Cola Consolidated, Inc.	12	3,409
Costco Wholesale Corp.	787	231,315
Flowers Foods, Inc.	470	10,218
General Mills, Inc.	9,769	523,228
Hershey Co./The	1,620	238,108
Ingles Markets, Inc.	34	1,615
Kroger Co./The	1,388	40,238
Lifevantage Corp. (1)	190	2,966
Molson Coors Beverage Co.	3,442	185,524
PepsiCo, Inc.	6,179	844,484
Performance Food Group Co. (1)	1,154	59,408
Pilgrim’s Pride Corp. (1)	94	3,075
Post Holdings, Inc. (1)	14	1,527
Procter & Gamble Co./The	1,567	195,718
SpartanNash Co.	538	7,661
Sysco Corp.	6,522	557,892
Tyson Foods, Inc.	4,108	373,992
Walmart, Inc.	5,094	605,371
		3,984,248

Energy — 1.3%
Amplify Energy Corp.	881	5,823
Archrock, Inc.	900	9,036
Ardmore Shipping Corp. (1)	53	480
Baker Hughes Co.	1,579	40,470
Berry Petroleum Corp.	383	3,612
Brigham Minerals, Inc.	106	2,273
Cactus, Inc.	1,049	36,002
Chevron Corp.	4,180	503,732
ConocoPhillips	4,561	296,602
Contura Energy, Inc. (1)	374	3,385
Delek US Holdings, Inc.	760	25,483

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Devon Energy Corp.	47	1,221
DHT Holdings, Inc.	498	4,123
Dorian LPG, Ltd. (1)	595	9,211
Exterran Corp. (1)	1,006	7,877
Hallador Energy Co.	575	1,708
Independence Contract Drilling, Inc. (1)	524	522
International Seaways, Inc. (1)	46	1,369
Liberty Oilfield Services, Inc.	501	5,571
Marathon Petroleum Corp.	5,206	313,662
Matrix Service Co. (1)	350	8,008
NexTier Oilfield Solutions, Inc. (1)	129	864
Nordic American Tankers, Ltd.	724	3,562
Oceaneering International, Inc. (1)	356	5,308
Pacific Ethanol, Inc. (1)	783	509
PBF Energy, Inc.	626	19,638
Peabody Energy Corp.	760	6,931
Phillips 66	5,236	583,343
Profire Energy, Inc. (1)	11	16
Renewable Energy Group, Inc. (1)	378	10,187
Rosehill Resources, Inc. (1)	220	282
SEACOR Holdings, Inc. (1)	221	9,536
SilverBow Resources, Inc. (1)	140	1,386
Superior Energy Services, Inc. (1)	119	596
Talos Energy, Inc. (1)	20	603
Teekay Tankers, Ltd. (1)	74	1,774
Valero Energy Corp.	4,267	399,605
Westmoreland Coal Co. (1)	773	10
World Fuel Services Corp.	86	3,734
		2,328,054

Financials — 4.2%
Ally Financial, Inc.	4,867	148,736
Artisan Partners Asset Management, Inc.	1,461	47,220
Ashford, Inc. (1)	26	614
BancFirst Corp.	102	6,369
Bank of America Corp.	15,223	536,154
BankFinancial Corp.	97	1,269
Berkshire Hathaway, Inc. - Class B (1)	5,022	1,137,483
Brighthouse Financial, Inc. (1)	631	24,754
C&F Financial Corp.	65	3,596
Cannae Holdings, Inc. (1)	358	13,314
Citigroup, Inc.	10,409	831,575
Citizens Financial Group, Inc.	1,095	44,468
Curo Group Holdings Corp. (1)	711	8,660
Diamond Hill Investment Group, Inc.	15	2,107
Elevate Credit, Inc. (1)	879	3,912
Ellington Financial, Inc.	2,126	38,970

The accompanying notes are an integral part of these financial statements

Page 78	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Esquire Financial Holdings, Inc. (1)	69	1,799
ESSA Bancorp, Inc.	11	186
Essent Group, Ltd.	1,902	98,885
Exantas Capital Corp.	510	6,023
Fidelity National Financial, Inc.	4,028	182,670
Fifth Third Bancorp	16,984	522,088
First American Financial Corp.	1,693	98,736
First BanCorp/Puerto Rico	2,885	30,552
First Horizon National Corp.	5,954	98,598
FNB Corp./PA	69	876
Great Ajax Corp.	1,133	16,780
Hallmark Financial Services, Inc. (1)	145	2,548
HBT Financial, Inc. (1)	27	513
Heritage Commerce Corp.	2,403	30,830
Hilltop Holdings, Inc.	2,171	54,123
Horizon Bancorp, Inc./IN	61	1,159
Independent Bank Corp./MI	218	4,938
International Bancshares Corp.	221	9,518
JPMorgan Chase & Co.	4,990	695,606
Medley Management, Inc.	271	802
MGIC Investment Corp.	4,849	68,710
NewStar Financial Contingent Value Rights (1)(7)	31	—
Nicolet Bankshares, Inc. (1)	132	9,748
NMI Holdings, Inc. - Class A (1)	1,128	37,427
Northeast Bank	214	4,706
Northrim BanCorp, Inc.	388	14,860
Old Republic International Corp.	4,276	95,654
OneMain Holdings, Inc.	414	17,450
Oppenheimer Holdings, Inc.	1,504	41,330
Parke Bancorp, Inc.	66	1,676
Peapack Gladstone Financial Corp.	16	494
PennyMac Financial Services, Inc.	319	10,859
Piper Sandler Cos.	635	50,762
PNC Financial Services Group, Inc./The	3,870	617,768
Popular, Inc.	3,609	212,029
ProSight Global, Inc. (1)	379	6,113
Prudential Financial, Inc.	1,626	152,421
Pzena Investment Management, Inc.	844	7,275
Radian Group, Inc.	3,953	99,457
RBB Bancorp	112	2,371
Ready Capital Corp.	1,048	16,160
Regions Financial Corp.	16,682	286,263
Renasant Corp.	1,679	59,470
Silvercrest Asset Management Group, Inc.	106	1,333
Stewart Information Services Corp.	577	23,536
Summit Financial Group, Inc.	96	2,601

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Synchrony Financial	10,727	386,279
TPG RE Finance Trust, Inc.	1,394	28,256
United Community Banks, Inc./GA	186	5,744
Unity Bancorp, Inc.	10	226
Univest Financial Corp.	435	11,649
US Bancorp	5,697	337,775
Valley National Bancorp	5,637	64,544
Walker & Dunlop, Inc.	280	18,110
WR Berkley Corp.	1,298	89,692
		7,489,179

Healthcare — 6.8%
Abbott Laboratories	2,150	186,749
AbbVie, Inc.	5,660	501,136
ACADIA Pharmaceuticals, Inc. (1)	344	14,716
Adverum Biotechnologies, Inc. (1)	92	1,060
Aeglea BioTherapeutics, Inc. (1)	83	634
Affimed NV (1)	1,225	3,357
Agenus, Inc. (1)	1,815	7,387
Agilent Technologies, Inc.	1,739	148,354
Akebia Therapeutics, Inc. (1)	237	1,498
Aldeyra Therapeutics, Inc. (1)	293	1,702
Alexion Pharmaceuticals, Inc. (1)	1,467	158,656
Alkermes PLC (1)	935	19,074
Allergan PLC	2,590	495,130
Alnylam Pharmaceuticals, Inc. (1)	830	95,591
AmerisourceBergen Corp.	1,161	98,708
Amgen, Inc.	2,598	626,300
Amneal Pharmaceuticals, Inc. (1)	607	2,926
AngioDynamics, Inc. (1)	183	2,930
ANI Pharmaceuticals, Inc. (1)	147	9,065
Anika Therapeutics, Inc. (1)	51	2,644
Apellis Pharmaceuticals, Inc. (1)	258	7,900
Ardelyx, Inc. (1)	444	3,332
Arena Pharmaceuticals, Inc. (1)	603	27,388
Arrowhead Pharmaceuticals, Inc. (1)	220	13,955
Arvinas, Inc. (1)	76	3,123
Assembly Biosciences, Inc. (1)	16	327
Assertio Therapeutics, Inc. (1)	3,169	3,961
Avantor, Inc. (1)	2,082	37,788
Avid Bioservices, Inc. (1)	616	4,725
Avrobio, Inc. (1)	121	2,436
Axsome Therapeutics, Inc. (1)	82	8,476
Baudax Bio, Inc. (1)	295	2,041
Beyondspring, Inc. (1)	183	2,837
BioDelivery Sciences International, Inc. (1)	2,043	12,912

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 79

Schedule of Investments
December 31, 2019

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Biogen, Inc. (1)	1,892	561,413
Bio-Rad Laboratories, Inc. (1)	8	2,960
Bristol-Myers Squibb Co.	5,623	360,940
Bruker Corp.	606	30,888
Calithera Biosciences, Inc. (1)	454	2,592
Calyxt, Inc. (1)	14	98
Cardinal Health, Inc.	4	202
Catalent, Inc. (1)	305	17,172
Catalyst Pharmaceuticals, Inc. (1)	492	1,845
Celcuity, Inc. (1)	82	872
Cellular Biomedicine Group, Inc. (1)	12	195
Cerecor, Inc. (1)	142	765
Cerner Corp.	3,498	256,718
Chemed Corp.	124	54,468
Coherus Biosciences, Inc. (1)	186	3,349
Collegium Pharmaceutical, Inc. (1)	268	5,515
Computer Programs & Systems, Inc.	217	5,729
CONMED Corp.	182	20,353
Constellation Pharmaceuticals, Inc. (1)	51	2,403
Corium International Contingent Value Rights (1)(7)	50	—
Cross Country Healthcare, Inc. (1)	342	3,974
Cutera, Inc. (1)	83	2,972
Deciphera Pharmaceuticals, Inc. (1)	142	8,838
DENTSPLY SIRONA, Inc.	502	28,408
DexCom, Inc. (1)	221	48,342
Dicerna Pharmaceuticals, Inc. (1)	487	10,729
Eagle Pharmaceuticals, Inc./DE (1)	29	1,742
Eiger BioPharmaceuticals, Inc. (1)	42	626
Elanco Animal Health, Inc. Contingent Value Rights (1)(7)	162	—
Eli Lilly & Co.	3,936	517,308
Eloxx Pharmaceuticals, Inc. (1)	44	324
Emergent BioSolutions, Inc. (1)	193	10,412
Encompass Health Corp.	275	19,049
Endo International PLC (1)	1,407	6,599
Enochian Biosciences, Inc. (1)	37	186
Epizyme, Inc. (1)	22	541
Exact Sciences Corp. (1)	261	24,137
Exelixis, Inc. (1)	2,082	36,685
Forty Seven, Inc. (1)	96	3,780
Gilead Sciences, Inc.	9,934	645,511
Haemonetics Corp. (1)	17	1,953
Harvard Bioscience, Inc. (1)	12	37
HealthStream, Inc. (1)	55	1,496
Hill-Rom Holdings, Inc.	1,093	124,088
Hologic, Inc. (1)	35	1,827

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Horizon Therapeutics Plc (1)	552	19,982
Humana, Inc.	1,235	452,652
ImmunoGen, Inc. (1)	696	3,553
Incyte Corp. (1)	1,712	149,492
Insulet Corp. (1)	45	7,704
Intersect ENT, Inc. (1)	186	4,631
Intra-Cellular Therapies, Inc. (1)	30	1,029
Ionis Pharmaceuticals, Inc. (1)	29	1,752
Iovance Biotherapeutics, Inc. (1)	548	15,169
Jazz Pharmaceuticals PLC (1)	80	11,942
Johnson & Johnson	5,870	856,257
Jounce Therapeutics, Inc. (1)	798	6,967
Kadmon Holdings, Inc. (1)	884	4,005
KalVista Pharmaceuticals, Inc. (1)	20	356
Karyopharm Therapeutics, Inc. (1)	157	3,010
Kindred Biosciences, Inc. (1)	71	602
Kodiak Sciences, Inc. (1)	68	4,893
Krystal Biotech, Inc. (1)	110	6,092
Kura Oncology, Inc. (1)	171	2,351
Lannett Co., Inc. (1)	186	1,641
Lantheus Holdings, Inc. (1)	73	1,497
Lexicon Pharmaceuticals, Inc. (1)	581	2,411
Mallinckrodt PLC (1)	1,266	4,418
Masimo Corp. (1)	236	37,302
McKesson Corp.	1,049	145,098
Medtronic PLC	6,583	746,841
MEI Pharma, Inc. (1)	82	203
MeiraGTx Holdings plc (1)	212	4,244
Merck & Co., Inc.	8,972	816,003
Meridian Bioscience, Inc.	251	2,452
Mersana Therapeutics, Inc. (1)	65	372
Mirati Therapeutics, Inc. (1)	14	1,804
Misonix, Inc. (1)	90	1,675
Molecular Templates, Inc. (1)	254	3,552
Morphic Holding, Inc. (1)	98	1,682
Myriad Genetics, Inc. (1)	23	626
Natera, Inc. (1)	372	12,533
National Research Corp.	55	3,627
Natus Medical, Inc. (1)	414	13,658
Neurocrine Biosciences, Inc. (1)	302	32,462
Nevro Corp. (1)	43	5,054
NextCure, Inc. (1)	6	338
NextGen Healthcare, Inc. (1)	160	2,571
Novocure, Ltd. (1)	113	9,523
Odonate Therapeutics, Inc. (1)	93	3,018
Oncternal Therapeutics, Inc. (1)	232	916
OPKO Health, Inc. (1)	4,973	7,310

The accompanying notes are an integral part of these financial statements

Page 80	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Organogenesis Holdings, Inc. (1)	140	673
Orthofix Medical, Inc. (1)	154	7,112
Osmotica Pharmaceuticals PLC (1)	379	2,649
Owens & Minor, Inc.	8	41
Pacira BioSciences, Inc. (1)	415	18,800
Palatin Technologies, Inc. (1)	3,675	2,875
PDL BioPharma, Inc. (1)	1,080	3,505
Pennant Group, Inc./The (1)	303	10,020
Perrigo Co. PLC	896	46,287
Pfenex, Inc. (1)	540	5,929
Pfizer, Inc.	17,868	700,068
Phibro Animal Health Corp.	690	17,133
Pieris Pharmaceuticals, Inc. (1)	707	2,559
PRA Health Sciences, Inc. (1)	1,056	117,374
Precision BioSciences, Inc. (1)	35	486
Principia Biopharma, Inc. (1)	116	6,354
Progenics Pharmaceuticals, Inc. (1)	910	4,632
Protagonist Therapeutics, Inc. (1)	82	578
PTC Therapeutics, Inc. (1)	394	18,924
Puma Biotechnology, Inc. (1)	79	691
Reata Pharmaceuticals, Inc. (1)	57	11,653
Recro Pharma, Inc. (1)	573	10,503
Regeneron Pharmaceuticals, Inc. (1)	397	149,066
Replimune Group, Inc. (1)	304	4,362
ResMed, Inc.	602	93,292
Rigel Pharmaceuticals, Inc. (1)	3,945	8,442
Seattle Genetics, Inc. (1)	476	54,388
SIGA Technologies, Inc. (1)	396	1,889
STERIS PLC	590	89,928
Stryker Corp.	2,650	556,341
Syndax Pharmaceuticals, Inc. (1)	84	738
Tricida, Inc. (1)	5	189
United Therapeutics Corp. (1)	393	34,615
UnitedHealth Group, Inc.	340	99,953
Vanda Pharmaceuticals, Inc. (1)	632	10,371
Veeva Systems, Inc. (1)	680	95,649
Veracyte, Inc. (1)	328	9,158
Vericel Corp. (1)	951	16,547
Verrica Pharmaceuticals, Inc. (1)	227	3,607
Vertex Pharmaceuticals, Inc. (1)	2,401	525,699
West Pharmaceutical Services, Inc.	69	10,373
XBiotech, Inc. (1)	138	2,576
Xencor, Inc. (1)	486	16,714
Y-mAbs Therapeutics, Inc. (1)	356	11,125
Zimmer Biomet Holdings, Inc.	2,045	306,096
Zoetis, Inc.	2,541	336,301
		12,178,394

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Industrials — 2.2%
AGCO Corp.	664	51,294
Alamo Group, Inc.	15	1,883
Allison Transmission Holdings, Inc.	4,672	225,751
Atkore International Group, Inc. (1)	763	30,871
Barrett Business Services, Inc.	38	3,437
BMC Stock Holdings, Inc. (1)	212	6,082
Builders FirstSource, Inc. (1)	1,352	34,354
Caterpillar, Inc.	1,156	170,718
CBIZ, Inc. (1)	299	8,061
Cintas Corp.	171	46,013
Comfort Systems USA, Inc.	182	9,073
Commercial Vehicle Group, Inc. (1)	1,206	7,658
Copart, Inc. (1)	1,446	131,499
Cummins, Inc.	2,861	512,005
Delta Air Lines, Inc.	1,791	104,738
EMCOR Group, Inc.	1,172	101,144
Federal Signal Corp.	273	8,804
Fortune Brands Home & Security, Inc.	1,559	101,865
Foundation Building Materials, Inc. (1)	154	2,980
Generac Holdings, Inc. (1)	393	39,532
GMS, Inc. (1)	211	5,714
H&E Equipment Services, Inc.	62	2,073
Heidrick & Struggles International, Inc.	99	3,218
Herman Miller, Inc.	173	7,205
Hubbell, Inc.	176	26,016
Huntington Ingalls Industries, Inc.	239	59,960
Hurco Cos., Inc.	1	38
Illinois Tool Works, Inc.	1,916	344,171
Ingersoll-Rand PLC	98	13,026
Jacobs Engineering Group, Inc.	261	23,446
JetBlue Airways Corp. (1)	655	12,262
Johnson Controls International plc	91	3,705
Kimball International, Inc. - Class B	844	17,445
Knoll, Inc.	361	9,119
Lockheed Martin Corp.	309	120,318
LSC Communications, Inc.	1,369	282
ManpowerGroup, Inc.	953	92,536
Marten Transport, Ltd.	263	5,652
MasTec, Inc. (1)	11	706
Matson, Inc.	574	23,419
Meritor, Inc. (1)	44	1,152
Miller Industries, Inc./TN	461	17,117
Northrop Grumman Corp.	52	17,886
Northwest Pipe Co. (1)	56	1,865
Oshkosh Corp.	926	87,646

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 81

Schedule of Investments
December 31, 2019

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
PACCAR, Inc.	4,846	383,319
Parker-Hannifin Corp.	1,872	385,295
Park-Ohio Holdings Corp.	140	4,711
Powell Industries, Inc.	59	2,890
Primoris Services Corp.	33	734
Quanex Building Products Corp.	453	7,737
Quanta Services, Inc.	1,456	59,274
Resources Connection, Inc.	9	147
Rush Enterprises, Inc.	185	8,603
Safe Bulkers, Inc. (1)	451	767
Saia, Inc. (1)	87	8,101
Schneider National, Inc.	46	1,004
SPX Corp. (1)	9	458
Standex International Corp.	174	13,807
Steelcase, Inc. - Class A	356	7,284
Thermon Group Holdings, Inc. (1)	75	2,010
Timken Co./The	1,110	62,504
Triton International, Ltd./Bermuda	1,399	56,240
TrueBlue, Inc. (1)	441	10,610
UniFirst Corp./MA	109	22,016
United Airlines Holdings, Inc. (1)	179	15,768
Universal Logistics Holdings, Inc.	18	341
Valmont Industries, Inc.	154	23,066
Vectrus, Inc. (1)	195	9,996
Wabash National Corp.	665	9,769
WESCO International, Inc. (1)	1,358	80,652
Willis Lease Finance Corp. (1)	4	236
WW Grainger, Inc.	557	188,556
		3,859,634

Information Technology — 9.9%
Adobe, Inc. (1)	999	329,480
Alliance Data Systems Corp.	67	7,517
Amkor Technology, Inc. (1)	2,231	29,003
ANSYS, Inc. (1)	604	155,476
Apple, Inc.	9,644	2,831,961
Applied Materials, Inc.	9,705	592,393
Aspen Technology, Inc. (1)	636	76,911
AstroNova, Inc.	279	3,828
Avalara, Inc. (1)	7	513
Avnet, Inc.	2,251	95,532
Benchmark Electronics, Inc.	1,781	61,195
Booz Allen Hamilton Holding Corp.	1,211	86,138
Broadcom, Inc.	1,899	600,122
Cadence Design Systems, Inc. (1)	2,086	144,685
Cambium Networks Corp. (1)	1,394	12,184
CDK Global, Inc.	1,128	61,679

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
CDW Corp./DE	800	114,272
ChannelAdvisor Corp. (1)	295	2,667
Cirrus Logic, Inc. (1)	105	8,653
Cisco Systems, Inc.	5,351	256,634
Citrix Systems, Inc.	2,664	295,438
CommVault Systems, Inc. (1)	711	31,739
Comtech Telecommunications Corp.	353	12,528
Dell Technologies, Inc. - Class C (1)	1,482	76,160
Digi International, Inc. (1)	483	8,559
Digital Turbine, Inc. (1)	18	128
Dolby Laboratories, Inc.	784	53,939
Dynatrace, Inc. (1)	2,488	62,946
Entegris, Inc.	69	3,456
FormFactor, Inc. (1)	112	2,909
Fortinet, Inc. (1)	914	97,579
Hewlett Packard Enterprise Co.	12,344	195,776
HP, Inc.	2,468	50,717
Information Services Group, Inc. (1)	30	76
Insight Enterprises, Inc. (1)	40	2,812
Intel Corp.	13,419	803,127
International Business Machines Corp.	4,393	588,838
Intuit, Inc.	2,321	607,940
j2 Global, Inc.	668	62,598
Jabil, Inc.	1,543	63,772
KBR, Inc.	946	28,853
Kimball Electronics, Inc. (1)	23	404
KLA Corp.	1,912	340,661
Lam Research Corp.	1,636	478,366
Leidos Holdings, Inc.	188	18,403
Majesco (1)	78	644
Manhattan Associates, Inc. (1)	177	14,116
Mastercard, Inc.	3,388	1,011,623
Maxim Integrated Products, Inc.	4,304	264,739
Methode Electronics, Inc.	366	14,402
Micron Technology, Inc. (1)	11,214	603,089
Microsoft Corp.	16,444	2,593,219
MicroStrategy, Inc. (1)	67	9,556
MKS Instruments, Inc.	78	8,581
Model N, Inc. (1)	166	5,822
Motorola Solutions, Inc.	925	149,055
MTS Systems Corp.	144	6,916
NCR Corp. (1)	1,371	48,204
NortonLifeLock, Inc.	3,517	89,754
NVIDIA Corp.	746	175,534
OneSpan, Inc. (1)	447	7,653
Oracle Corp.	12,175	645,032
Paycom Software, Inc. (1)	187	49,510

The accompanying notes are an integral part of these financial statements

Page 82	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
PC Connection, Inc.	291	14,451
Perspecta, Inc.	459	12,136
Photronics, Inc. (1)	812	12,797
Plexus Corp. (1)	19	1,462
Progress Software Corp.	1,122	46,619
Qorvo, Inc. (1)	561	65,205
QUALCOMM, Inc.	7,708	680,077
RingCentral, Inc. - Class A (1)	50	8,434
Sanmina Corp. (1)	531	18,181
ScanSource, Inc. (1)	471	17,403
Skyworks Solutions, Inc.	1,099	132,847
SMART Global Holdings, Inc. (1)	419	15,897
Sonim Technologies, Inc. (1)	229	831
SPS Commerce, Inc. (1)	78	4,323
SS&C Technologies Holdings, Inc.	1,814	111,380
Synaptics, Inc. (1)	106	6,972
SYNNEX Corp.	296	38,125
Synopsys, Inc. (1)	2,174	302,621
Telaria, Inc. (1)	72	634
Teradyne, Inc.	870	59,325
TESSCO Technologies, Inc.	218	2,446
Texas Instruments, Inc.	5,626	721,760
TiVo Corp.	1,450	12,296
Tyler Technologies, Inc. (1)	72	21,601
Ultra Clean Holdings, Inc. (1)	182	4,272
Verint Systems, Inc. (1)	140	7,750
Western Union Co./The	75	2,009
Xerox Holdings Corp.	2,699	99,512
Xperi Corp.	978	18,093
Zebra Technologies Corp. - Class A (1)	164	41,892
		17,537,367

Materials — 0.8%
Air Products & Chemicals, Inc.	1,340	314,887
AK Steel Holding Corp. (1)	699	2,300
Celanese Corp.	1,203	148,113
CF Industries Holdings, Inc.	19	907
Hawkins, Inc.	22	1,008
Huntsman Corp.	789	19,062
Innospec, Inc.	92	9,516
Koppers Holdings, Inc. (1)	127	4,854
LyondellBasell Industries NV	4,935	466,259
Nucor Corp.	795	44,743
Olympic Steel, Inc.	580	10,394
Rayonier Advanced Materials, Inc.	408	1,567
Reliance Steel & Aluminum Co.	777	93,054
Royal Gold, Inc.	220	26,895

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
RPM International, Inc.	1,216	93,340
Ryerson Holding Corp. (1)	1,507	17,828
Steel Dynamics, Inc.	2,113	71,927
Stepan Co.	58	5,942
Tredegar Corp.	526	11,756
Valvoline, Inc.	358	7,665
Warrior Met Coal, Inc.	863	18,235
		1,370,252

Real Estate Investment Trust — 1.4%
American Homes 4 Rent	2,111	55,329
American Tower Corp.	1,895	435,509
Apple Hospitality REIT, Inc.	5,776	93,860
Ashford Hospitality Trust, Inc.	2,204	6,149
AvalonBay Communities, Inc.	570	119,529
CatchMark Timber Trust, Inc.	427	4,898
CBL & Associates Properties, Inc.	2,189	2,298
Clipper Realty, Inc.	350	3,710
Colony Capital, Inc.	924	4,389
CorEnergy Infrastructure Trust, Inc.	427	19,091
CorePoint Lodging, Inc.	1,529	16,330
Corporate Office Properties Trust	1,005	29,527
CubeSmart	8	252
CyrusOne, Inc.	249	16,292
Essex Property Trust, Inc.	1,452	436,849
Farmland Partners, Inc.	87	590
Gaming and Leisure Properties, Inc.	1,517	65,307
Global Medical REIT, Inc.	19	251
Healthcare Realty Trust, Inc.	570	19,021
Healthcare Trust of America, Inc. - Class A	569	17,229
Hudson Pacific Properties, Inc.	635	23,908
Lamar Advertising Co.	1,184	105,684
Maui Land & Pineapple Co., Inc. (1)	56	630
Mid-America Apartment Communities, Inc.	485	63,952
National Storage Affiliates Trust	1,355	45,555
Office Properties Income Trust	1,172	37,668
PS Business Parks, Inc.	373	61,497
RAIT Financial Trust (1)(2)	751	26
Realogy Holdings Corp.	393	3,804
Service Properties Trust	4,874	118,584
Simon Property Group, Inc.	3,734	556,217
Spirit MTA REIT	1,024	786
Summit Hotel Properties, Inc.	1,241	15,314
Tanger Factory Outlet Centers, Inc. (2)	4,205	61,940
Trinity Place Holdings, Inc. (1)	645	1,941
Uniti Group, Inc.	210	1,724

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 83

Schedule of Investments
December 31, 2019

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Urstadt Biddle Properties, Inc.	1,056	26,231
Xenia Hotels & Resorts, Inc.	2,187	47,261
		2,519,132

Utilities — 0.4%
American Water Works Co., Inc.	4,022	494,103
Atlantic Power Corp. (1)	810	1,887
Consolidated Water Co., Ltd.	356	5,803
MDU Resources Group, Inc.	6,305	187,322
NorthWestern Corp.	12	860
Portland General Electric Co.	307	17,128
PPL Corp.	513	18,406
Spark Energy, Inc. - Class A	419	3,867
Unitil Corp.	360	22,256
		751,632

Total Common Stocks (Cost $54,030,658)		63,929,435

Registered Investment Companies — 43.4%
American Beacon SiM High Yield Opportunities Fund - Class I	278,580	2,654,871
Baird Core Plus Bond Fund - Class I	404,810	4,679,599
Dodge & Cox Income Fund	375,427	5,267,243
DoubleLine Total Return Bond Fund - Class I	281,563	2,993,017
Frost Total Return Bond Fund - Class I	378,478	3,917,250
Guggenheim Total Return Bond Fund - Class I	56,419	1,530,077
iShares Core U.S. Aggregate Bond ETF (8)	78,009	8,765,871
iShares JP Morgan USD Emerging Markets Bond ETF (8)	34,629	3,967,098
Lord Abbett High Yield Fund - Class I	525,079	3,953,843
Payden Emerging Markets Bond Fund - Class I	255,935	3,519,110
PGIM Total Return Bond Fund - Class R6	317,909	4,584,245
PIMCO Investment Grade Credit Bond Fund - Class I	165,010	1,801,907
Pioneer Bond Fund - Class Y	466,170	4,563,800
Segall Bryant & Hamill Plus Bond Fund - Class I	366,805	3,921,140
TCW Emerging Markets Income Fund - Class I	416,427	3,518,811
Vanguard Intermediate-Term Corporate Bond ETF (8)	29,869	2,727,936

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — continued
Vanguard Total Bond Market ETF (8)	104,535	8,766,305
Xtrackers USD High Yield Corporate Bond ETF (8)	122,735	6,182,163
Total Registered Investment Companies (Cost $75,599,938)		77,314,286

Money Market Registered Investment Companies — 13.0%
Meeder Institutional Prime Money Market Fund, 1.75% (4)	23,031,540	23,031,540
Morgan Stanley Government Institutional Fund, 1.51% (3)	34,498	34,498
Total Money Market Registered Investment Companies (Cost $23,062,620)		23,066,038

Bank Obligations — 0.1%
Metro City Bank Deposit Account, 2.35%, 1/2/2020 (5)	249,416	249,416
Total Bank Obligations (Cost $249,416)		249,416

U.S. Government Obligations — 5.9%
U.S. Treasury Note, 2.25%, due 1/31/2024	2,801,000	2,865,883
U.S. Treasury Note, 2.625%, due 2/15/2029	1,228,800	1,303,200
U.S. Treasury Note, 1.50%, due 8/15/2026	1,776,900	1,742,542
U.S. Treasury Note, 2.25%, due 11/15/2025	3,619,500	3,718,047
U.S. Treasury Note, 2.125%, due 12/31/2022	773,900	785,689
Total U.S. Government Obligations (Cost $10,161,998)		10,415,361
Total Investments — 98.3% (Cost $163,104,630)		174,974,536
Other Assets less Liabilities — 1.7%		3,065,565
Total Net Assets — 100.0%		178,040,101

Trustee Deferred Compensation (6)
Meeder Balanced Fund	264	3,237
Meeder Dynamic Allocation Fund	618	7,336
Meeder Muirfield Fund	833	6,589
Meeder Conservative Allocation Fund	83	1,897
Total Trustee Deferred Compensation (Cost $18,116)		19,059

The accompanying notes are an integral part of these financial statements

Page 84	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Moderate Allocation Fund
	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	68	3/20/2020	6,924,100	22,934
Mini MSCI Emerging Markets Index Futures	31	3/20/2020	1,736,310	17,344
Russell 2000 Mini Index Futures	9	3/20/2020	751,770	6,895
Standard & Poors 500 Mini Futures	73	3/20/2020	11,793,515	124,546
E-mini Standard & Poors MidCap 400 Futures	15	3/20/2020	3,097,200	34,446
Total Futures Contracts	196		24,302,895	206,165

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2019.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2019.
(5)

Variable rate security. Securities payable at par, including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2019. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Moderate Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.
(8)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 85

Schedule of Investments
December 31, 2019

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 22.6%
Communication Services — 1.9%
Alphabet, Inc. - Class A (1)	84	112,509
Alphabet, Inc. - Class C (1)	468	625,725
Altice USA, Inc. (1)	37	1,012
AT&T, Inc.	8,197	320,339
Beasley Broadcast Group, Inc.	65	201
Cinemark Holdings, Inc.	36	1,219
Cogent Communications Holdings, Inc.	55	3,620
Comcast Corp. - Class A	5,274	237,172
Cumulus Media, Inc. (1)	251	4,410
Facebook, Inc. (1)	2,035	417,684
Frontier Communications Corp. (1)	606	539
Gannett Co., Inc.	97	619
IDT Corp. - Class B (1)	492	3,547
John Wiley & Sons, Inc.	32	1,553
Lee Enterprises, Inc. (1)	135	192
Liberty TripAdvisor Holdings, Inc. (1)	1,074	7,894
Marcus Corp./The	359	11,405
MDC Partners, Inc. (1)	181	503
National CineMedia, Inc.	62	452
Roku, Inc. (1)	95	12,721
Take-Two Interactive Software, Inc. (1)	443	54,236
TechTarget, Inc. (1)	56	1,462
Telephone & Data Systems, Inc.	1,016	25,837
T-Mobile US, Inc. (1)	3,314	259,884
Verizon Communications, Inc.	6,766	415,432
Walt Disney Co./The	374	54,092
		2,574,259

Consumer Discretionary — 2.2%
Aaron’s, Inc.	76	4,340
Acushnet Holdings Corp.	271	8,808
Amazon.com, Inc. (1)	384	709,571
American Public Education, Inc. (1)	68	1,863
America’s Car-Mart, Inc./TX (1)	3	329
Aramark	352	15,277
AutoZone, Inc. (1)	95	113,174
Bassett Furniture Industries, Inc.	270	4,504
BBX Capital Corp.	133	634
Best Buy Co., Inc.	571	50,134
Biglari Holdings, Inc. - Class B (1)	35	4,005
Bloomin’ Brands, Inc.	593	13,088
BorgWarner, Inc.	255	11,062
Burlington Stores, Inc. (1)	1	228
Cato Corp./The	51	887
Citi Trends, Inc.	98	2,266
Collectors Universe, Inc.	4	92

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Crocs, Inc. (1)	312	13,070
Dana, Inc.	359	6,534
Darden Restaurants, Inc.	196	21,366
Dollar General Corp.	731	114,021
eBay, Inc.	3,005	108,511
Everi Holdings, Inc. (1)	381	5,117
Extended Stay America, Inc.	477	7,088
Garmin, Ltd.	178	17,366
Gentex Corp.	550	15,939
H&R Block, Inc.	355	8,335
Hudson, Ltd. (1)	123	1,887
J Alexander’s Holdings, Inc. (1)	527	5,038
KB Home	178	6,100
Kirkland’s, Inc. (1)	676	838
Kohl’s Corp.	19	968
LCI Industries	1	107
Lear Corp.	342	46,922
Lennar Corp.	462	25,775
LKQ Corp. (1)	919	32,808
Lululemon Athletica, Inc. (1)	579	134,137
M/I Homes, Inc. (1)	226	8,893
Malibu Boats, Inc. (1)	151	6,183
MasterCraft Boat Holdings, Inc. (1)	170	2,678
MDC Holdings, Inc.	209	7,975
Meritage Homes Corp. (1)	250	15,278
MGM Resorts International	3,789	126,060
Murphy USA, Inc. (1)	64	7,488
NIKE, Inc. - Class B	3,523	356,915
NVR, Inc. (1)	6	22,850
Office Depot, Inc.	942	2,581
Polaris, Inc.	299	30,408
PulteGroup, Inc.	571	22,155
Purple Innovation, Inc. (1)	146	1,272
Ralph Lauren Corp.	33	3,868
Rent-A-Center, Inc./TX	94	2,711
Rocky Brands, Inc.	49	1,442
Ross Stores, Inc.	725	84,405
Rubicon Project, Inc./The (1)	90	734
Skechers U.S.A., Inc. (1)	265	11,445
Sportsman’s Warehouse Holdings, Inc. (1)	389	3,124
Starbucks Corp.	3,758	330,403
Steven Madden, Ltd.	221	9,505
Stoneridge, Inc. (1)	119	3,489
Superior Industries International, Inc.	106	391
Tailored Brands, Inc.	255	1,056
Target Corp.	2,297	294,498
Tile Shop Holdings, Inc.	354	598

The accompanying notes are an integral part of these financial statements

Page 86	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Tilly’s, Inc. - Class A	232	2,842
TJX Cos., Inc./The	4,905	299,499
Toll Brothers, Inc.	440	17,384
TopBuild Corp. (1)	6	618
Town Sports International Holdings, Inc. (1)	464	793
Tupperware Brands Corp.	465	3,990
Whirlpool Corp.	141	20,802
Winnebago Industries, Inc.	134	7,099
Wyndham Destinations, Inc.	214	11,062
		3,234,683

Consumer Staples — 1.4%
BellRing Brands, Inc. (1)	124	2,640
Casey’s General Stores, Inc.	275	43,722
Coca-Cola Consolidated, Inc.	5	1,420
Costco Wholesale Corp.	270	79,358
Flowers Foods, Inc.	275	5,979
General Mills, Inc.	4,920	263,515
Hershey Co./The	802	117,878
Kroger Co./The	699	20,264
Lifevantage Corp. (1)	102	1,592
Molson Coors Beverage Co.	1,690	91,091
PepsiCo, Inc.	3,012	411,650
Performance Food Group Co. (1)	573	29,498
Pilgrim’s Pride Corp. (1)	41	1,341
Procter & Gamble Co./The	1,253	156,500
SpartanNash Co.	255	3,631
Sysco Corp.	3,178	271,846
Tyson Foods, Inc.	1,853	168,697
Walmart, Inc.	2,490	295,912
		1,966,534

Energy — 0.8%
Amplify Energy Corp.	442	2,922
Archrock, Inc.	490	4,920
Ardmore Shipping Corp. (1)	27	244
Baker Hughes Co.	869	22,272
Berry Petroleum Corp.	223	2,103
Brigham Minerals, Inc.	32	686
Cactus, Inc.	539	18,498
Chevron Corp.	2,019	243,310
ConocoPhillips	1,980	128,759
Contura Energy, Inc. (1)	185	1,674
Delek US Holdings, Inc.	360	12,071
Devon Energy Corp.	21	545
DHT Holdings, Inc.	174	1,441
Dorian LPG, Ltd. (1)	294	4,551

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Exterran Corp. (1)	485	3,798
Hallador Energy Co.	289	858
Independence Contract Drilling, Inc. (1)	342	341
International Seaways, Inc. (1)	22	655
Liberty Oilfield Services, Inc.	257	2,858
Marathon Petroleum Corp.	2,667	160,687
Matrix Service Co. (1)	170	3,890
NexTier Oilfield Solutions, Inc. (1)	37	248
Nordic American Tankers, Ltd.	351	1,727
Oceaneering International, Inc. (1)	173	2,579
Pacific Ethanol, Inc. (1)	394	256
PBF Energy, Inc.	293	9,191
Peabody Energy Corp.	459	4,186
Phillips 66	2,552	284,318
Profire Energy, Inc. (1)	5	7
Renewable Energy Group, Inc. (1)	186	5,013
Rosehill Resources, Inc. (1)	106	136
SEACOR Holdings, Inc. (1)	109	4,703
SilverBow Resources, Inc. (1)	64	634
Superior Energy Services, Inc. (1)	58	291
Talos Energy, Inc. (1)	24	724
Teekay Tankers, Ltd. (1)	38	911
Valero Energy Corp.	1,935	181,213
Westmoreland Coal Co. (1)	410	6
World Fuel Services Corp.	33	1,433
		1,114,659

Financials — 2.7%
Ally Financial, Inc.	2,417	73,864
Artisan Partners Asset Management, Inc.	674	21,784
BancFirst Corp.	57	3,559
Bank of America Corp.	7,462	262,812
BankFinancial Corp.	51	667
Berkshire Hathaway, Inc. - Class B (1)	2,475	560,588
Brighthouse Financial, Inc. (1)	265	10,396
Cannae Holdings, Inc. (1)	181	6,731
Citigroup, Inc.	5,073	405,282
Citizens Financial Group, Inc.	512	20,792
Curo Group Holdings Corp. (1)	375	4,568
Diamond Hill Investment Group, Inc.	10	1,405
Elevate Credit, Inc. (1)	386	1,718
Ellington Financial, Inc.	1,134	20,786
Esquire Financial Holdings, Inc. (1)	40	1,043
ESSA Bancorp, Inc.	10	170
Essent Group, Ltd.	936	48,663
Exantas Capital Corp.	271	3,201
Farmers National Banc Corp.	42	685

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 87

Schedule of Investments
December 31, 2019

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Fidelity National Financial, Inc.	1,910	86,619
Fifth Third Bancorp	8,281	254,558
First American Financial Corp.	836	48,756
First BanCorp/Puerto Rico	1,403	14,858
First Horizon National Corp.	3,079	50,988
FNB Corp./PA	127	1,613
Great Ajax Corp.	580	8,590
Hallmark Financial Services, Inc. (1)	58	1,019
HBT Financial, Inc. (1)	15	285
Heritage Commerce Corp.	1,358	17,423
Hilltop Holdings, Inc.	1,010	25,179
Horizon Bancorp, Inc./IN	66	1,254
Independent Bank Corp./MI	154	3,488
International Bancshares Corp.	138	5,944
JPMorgan Chase & Co.	2,552	355,749
Medley Management, Inc.	140	414
MGIC Investment Corp.	2,303	32,634
NewStar Financial Contingent Value Rights (1)(4)	8	—
Nicolet Bankshares, Inc. (1)	56	4,136
NMI Holdings, Inc. - Class A (1)	562	18,647
Northeast Bank	106	2,331
Northrim BanCorp, Inc.	198	7,583
Old Republic International Corp.	2,263	50,623
OneMain Holdings, Inc.	222	9,357
Oppenheimer Holdings, Inc.	752	20,665
Peapack Gladstone Financial Corp.	15	464
PennyMac Financial Services, Inc.	157	5,344
Piper Sandler Cos.	299	23,902
PNC Financial Services Group, Inc./The	1,886	301,062
Popular, Inc.	1,694	99,523
ProSight Global, Inc. (1)	185	2,984
Prudential Financial, Inc.	1,088	101,989
Pzena Investment Management, Inc.	399	3,439
Radian Group, Inc.	1,949	49,037
RBB Bancorp	74	1,567
Ready Capital Corp.	390	6,014
Regions Financial Corp.	7,343	126,006
Reinsurance Group of America, Inc.	9	1,468
Renasant Corp.	863	30,567
Shore Bancshares, Inc.	25	434
Silvercrest Asset Management Group, Inc.	79	994
Stewart Information Services Corp.	292	11,911
Summit Financial Group, Inc.	21	569
Synchrony Financial	4,837	174,180
TPG RE Finance Trust, Inc.	651	13,196
United Community Banks, Inc./GA	94	2,903

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Unity Bancorp, Inc.	6	135
Univest Financial Corp.	135	3,615
US Bancorp	2,814	166,842
Valley National Bancorp	2,624	30,045
Walker & Dunlop, Inc.	138	8,926
WR Berkley Corp.	740	51,134
		3,689,677

Healthcare — 4.2%
Abbott Laboratories	402	34,918
AbbVie, Inc.	2,813	249,063
ACADIA Pharmaceuticals, Inc. (1)	167	7,144
Adverum Biotechnologies, Inc. (1)	45	518
Affimed NV (1)	541	1,482
Agenus, Inc. (1)	863	3,512
Agilent Technologies, Inc.	799	68,163
Akorn, Inc. (1)	2	3
Aldeyra Therapeutics, Inc. (1)	66	383
Alexion Pharmaceuticals, Inc. (1)	781	84,465
Alkermes PLC (1)	429	8,752
Allergan PLC	1,132	216,404
Alnylam Pharmaceuticals, Inc. (1)	420	48,371
AmerisourceBergen Corp.	571	48,546
Amgen, Inc.	1,185	285,668
Amneal Pharmaceuticals, Inc. (1)	251	1,210
AngioDynamics, Inc. (1)	59	945
ANI Pharmaceuticals, Inc. (1)	73	4,502
Anika Therapeutics, Inc. (1)	22	1,141
Apellis Pharmaceuticals, Inc. (1)	123	3,766
Ardelyx, Inc. (1)	237	1,779
Arena Pharmaceuticals, Inc. (1)	292	13,263
Arrowhead Pharmaceuticals, Inc. (1)	97	6,153
Arvinas, Inc. (1)	36	1,479
Assertio Therapeutics, Inc. (1)	1,604	2,005
Avantor, Inc. (1)	1,053	19,112
Avid Bioservices, Inc. (1)	277	2,125
Avrobio, Inc. (1)	12	242
Axsome Therapeutics, Inc. (1)	41	4,238
Baudax Bio, Inc. (1)	100	692
Beyondspring, Inc. (1)	69	1,070
BioDelivery Sciences International, Inc. (1)	970	6,130
Biogen, Inc. (1)	923	273,882
Bio-Rad Laboratories, Inc. (1)	6	2,220
Bio-Techne Corp.	1	220
Bristol-Myers Squibb Co.	2,742	176,009
Bruker Corp.	285	14,526
Calithera Biosciences, Inc. (1)	235	1,342

The accompanying notes are an integral part of these financial statements

Page 88	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Catalyst Pharmaceuticals, Inc. (1)	227	851
Celcuity, Inc. (1)	35	372
Cellular Biomedicine Group, Inc. (1)	1	16
Cerecor, Inc. (1)	60	323
Cerner Corp.	1,603	117,644
Chemed Corp.	73	32,066
ChemoCentryx, Inc. (1)	3	119
Coherus Biosciences, Inc. (1)	93	1,674
Collegium Pharmaceutical, Inc. (1)	131	2,696
Computer Programs & Systems, Inc.	110	2,904
CONMED Corp.	84	9,394
Constellation Pharmaceuticals, Inc. (1)	25	1,178
Corium International Contingent Value Rights (1)(4)	24	—
Cross Country Healthcare, Inc. (1)	173	2,010
Cutera, Inc. (1)	35	1,253
Deciphera Pharmaceuticals, Inc. (1)	69	4,295
DENTSPLY SIRONA, Inc.	345	19,524
DexCom, Inc. (1)	84	18,374
Dicerna Pharmaceuticals, Inc. (1)	237	5,221
Eagle Pharmaceuticals, Inc./DE (1)	8	481
Edwards Lifesciences Corp. (1)	18	4,199
Eiger BioPharmaceuticals, Inc. (1)	36	536
Elanco Animal Health, Inc. Contingent Value Rights (1)(4)	32	—
Eli Lilly & Co.	2,048	269,169
Emergent BioSolutions, Inc. (1)	92	4,963
Encompass Health Corp.	133	9,213
Endo International PLC (1)	688	3,227
Enochian Biosciences, Inc. (1)	15	75
Epizyme, Inc. (1)	9	221
Exact Sciences Corp. (1)	109	10,080
Exelixis, Inc. (1)	1,043	18,378
Forty Seven, Inc. (1)	47	1,850
Gilead Sciences, Inc.	4,841	314,568
Haemonetics Corp. (1)	22	2,528
HealthStream, Inc. (1)	21	571
Hill-Rom Holdings, Inc.	518	58,809
Hologic, Inc. (1)	128	6,683
Horizon Therapeutics Plc (1)	234	8,471
Humana, Inc.	543	199,020
ImmunoGen, Inc. (1)	336	1,715
Incyte Corp. (1)	853	74,484
Insulet Corp. (1)	18	3,082
Intersect ENT, Inc. (1)	130	3,237
Ionis Pharmaceuticals, Inc. (1)	10	604
Iovance Biotherapeutics, Inc. (1)	274	7,584

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
IQVIA Holdings, Inc. (1)	31	4,790
Jazz Pharmaceuticals PLC (1)	36	5,374
Johnson & Johnson	2,903	423,461
Jounce Therapeutics, Inc. (1)	426	3,719
Kadmon Holdings, Inc. (1)	434	1,966
KalVista Pharmaceuticals, Inc. (1)	6	107
Karyopharm Therapeutics, Inc. (1)	96	1,840
Kindred Biosciences, Inc. (1)	32	271
Kodiak Sciences, Inc. (1)	32	2,302
Krystal Biotech, Inc. (1)	50	2,769
Kura Oncology, Inc. (1)	73	1,004
Lannett Co., Inc. (1)	90	794
Lantheus Holdings, Inc. (1)	131	2,687
Lexicon Pharmaceuticals, Inc. (1)	274	1,137
Mallinckrodt PLC (1)	617	2,153
Masimo Corp. (1)	103	16,280
McKesson Corp.	459	63,489
Medtronic PLC	3,210	364,175
MeiraGTx Holdings plc (1)	97	1,942
Merck & Co., Inc.	4,194	381,444
Meridian Bioscience, Inc.	107	1,045
Mersana Therapeutics, Inc. (1)	18	103
Mirati Therapeutics, Inc. (1)	3	387
Misonix, Inc. (1)	40	744
Molecular Templates, Inc. (1)	129	1,804
Morphic Holding, Inc. (1)	50	858
Myriad Genetics, Inc. (1)	8	218
Natera, Inc. (1)	167	5,626
National Research Corp.	28	1,846
Natus Medical, Inc. (1)	192	6,334
Neurocrine Biosciences, Inc. (1)	159	17,091
Nevro Corp. (1)	20	2,351
NextCure, Inc. (1)	4	225
NextGen Healthcare, Inc. (1)	232	3,728
Novocure, Ltd. (1)	54	4,551
Odonate Therapeutics, Inc. (1)	45	1,460
Oncternal Therapeutics, Inc. (1)	104	411
OPKO Health, Inc. (1)	2,282	3,355
Organogenesis Holdings, Inc. (1)	64	308
Orthofix Medical, Inc. (1)	61	2,817
Osmotica Pharmaceuticals PLC (1)	191	1,335
Pacira BioSciences, Inc. (1)	147	6,659
Palatin Technologies, Inc. (1)	1,704	1,333
PDL BioPharma, Inc. (1)	522	1,694
Pennant Group, Inc./The (1)	149	4,927
Perrigo Co. PLC	423	21,852
Pfenex, Inc. (1)	270	2,965

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 89

Schedule of Investments
December 31, 2019

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Pfizer, Inc.	8,759	343,178
Phibro Animal Health Corp.	342	8,492
Pieris Pharmaceuticals, Inc. (1)	350	1,267
PRA Health Sciences, Inc. (1)	506	56,242
Precision BioSciences, Inc. (1)	26	361
Principia Biopharma, Inc. (1)	74	4,054
Progenics Pharmaceuticals, Inc. (1)	455	2,316
PTC Therapeutics, Inc. (1)	225	10,807
Reata Pharmaceuticals, Inc. (1)	30	6,133
Recro Pharma, Inc. (1)	284	5,206
Regeneron Pharmaceuticals, Inc. (1)	206	77,349
Replimune Group, Inc. (1)	151	2,167
ResMed, Inc.	289	44,786
Rigel Pharmaceuticals, Inc. (1)	1,885	4,034
Seattle Genetics, Inc. (1)	203	23,195
SIGA Technologies, Inc. (1)	179	854
STERIS PLC	261	39,782
Stryker Corp.	1,025	215,189
Syndax Pharmaceuticals, Inc. (1)	38	334
United Therapeutics Corp. (1)	186	16,383
UnitedHealth Group, Inc.	191	56,150
Vanda Pharmaceuticals, Inc. (1)	346	5,678
Veeva Systems, Inc. (1)	380	53,451
Veracyte, Inc. (1)	160	4,467
Vericel Corp. (1)	450	7,830
Verrica Pharmaceuticals, Inc. (1)	112	1,780
Vertex Pharmaceuticals, Inc. (1)	1,307	286,168
West Pharmaceutical Services, Inc.	27	4,059
XBiotech, Inc. (1)	73	1,363
Xencor, Inc. (1)	232	7,978
Y-mAbs Therapeutics, Inc. (1)	172	5,375
Zimmer Biomet Holdings, Inc.	1,250	187,100
Zoetis, Inc.	1,350	178,673
		5,859,037

Industrials — 1.4%
AGCO Corp.	301	23,252
Alamo Group, Inc.	8	1,004
Allison Transmission Holdings, Inc.	2,085	100,747
Atkore International Group, Inc. (1)	377	15,253
Barrett Business Services, Inc.	18	1,628
BMC Stock Holdings, Inc. (1)	108	3,099
Builders FirstSource, Inc. (1)	693	17,609
Caterpillar, Inc.	951	140,444
CBIZ, Inc. (1)	152	4,098
Cintas Corp.	81	21,795
Comfort Systems USA, Inc.	94	4,686

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Commercial Vehicle Group, Inc. (1)	580	3,683
Construction Partners, Inc. (1)	3	51
Copart, Inc. (1)	736	66,932
Cummins, Inc.	1,360	243,386
Delta Air Lines, Inc.	1,076	62,924
EMCOR Group, Inc.	569	49,105
Federal Signal Corp.	130	4,193
Fortune Brands Home & Security, Inc.	786	51,357
Foundation Building Materials, Inc. (1)	80	1,548
Generac Holdings, Inc. (1)	182	18,307
GMS, Inc. (1)	104	2,816
H&E Equipment Services, Inc.	32	1,070
Heidrick & Struggles International, Inc.	43	1,398
Herman Miller, Inc.	94	3,915
Hubbell, Inc.	76	11,234
Huntington Ingalls Industries, Inc.	135	33,869
Illinois Tool Works, Inc.	1,298	233,160
Ingersoll-Rand PLC	43	5,716
Jacobs Engineering Group, Inc.	48	4,312
JetBlue Airways Corp. (1)	262	4,905
Kimball International, Inc. - Class B	422	8,723
Knoll, Inc.	170	4,294
Lockheed Martin Corp.	123	47,894
LSC Communications, Inc.	641	132
ManpowerGroup, Inc.	464	45,054
Marten Transport, Ltd.	128	2,751
MasTec, Inc. (1)	5	321
Matson, Inc.	293	11,954
Meritor, Inc. (1)	62	1,624
Miller Industries, Inc./TN	245	9,097
Northwest Pipe Co. (1)	24	799
Oshkosh Corp.	467	44,202
PACCAR, Inc.	2,202	174,178
Parker-Hannifin Corp.	902	185,650
Park-Ohio Holdings Corp.	68	2,288
Powell Industries, Inc.	28	1,372
Primoris Services Corp.	9	200
Quanex Building Products Corp.	249	4,253
Quanta Services, Inc.	764	31,102
Resources Connection, Inc.	21	343
Rush Enterprises, Inc.	106	4,929
Safe Bulkers, Inc. (1)	244	415
Saia, Inc. (1)	45	4,190
Schneider National, Inc.	74	1,615
Standex International Corp.	99	7,856
Steelcase, Inc. - Class A	195	3,990
Thermon Group Holdings, Inc. (1)	21	563

The accompanying notes are an integral part of these financial statements

Page 90	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Timken Co./The	522	29,394
Triton International, Ltd./Bermuda	646	25,969
TrueBlue, Inc. (1)	214	5,149
UniFirst Corp./MA	57	11,513
United Airlines Holdings, Inc. (1)	25	2,202
Universal Logistics Holdings, Inc.	11	209
Valmont Industries, Inc.	71	10,634
Vectrus, Inc. (1)	101	5,177
Wabash National Corp.	425	6,243
WESCO International, Inc. (1)	695	41,276
WW Grainger, Inc.	257	87,000
		1,962,051

Information Technology — 6.3%
Adobe, Inc. (1)	453	149,404
Alliance Data Systems Corp.	22	2,468
Amkor Technology, Inc. (1)	1,114	14,482
ANSYS, Inc. (1)	265	68,214
Apple, Inc.	4,699	1,379,861
Applied Materials, Inc.	4,730	288,719
Aspen Technology, Inc. (1)	289	34,949
AstroNova, Inc.	133	1,825
Avalara, Inc. (1)	14	1,026
Avnet, Inc.	1,127	47,830
Benchmark Electronics, Inc.	926	31,817
Booz Allen Hamilton Holding Corp.	566	40,260
Broadcom, Inc.	827	261,349
Cadence Design Systems, Inc. (1)	995	69,013
Cambium Networks Corp. (1)	607	5,305
CDK Global, Inc.	528	28,871
CDW Corp./DE	380	54,279
Cerence, Inc. (1)	16	362
ChannelAdvisor Corp. (1)	150	1,356
Cirrus Logic, Inc. (1)	47	3,873
Cisco Systems, Inc.	2,549	122,250
Citrix Systems, Inc.	1,284	142,396
CommVault Systems, Inc. (1)	346	15,445
Comtech Telecommunications Corp.	164	5,820
Dell Technologies, Inc. - Class C (1)	740	38,029
Digi International, Inc. (1)	243	4,306
Digital Turbine, Inc. (1)	30	214
Dolby Laboratories, Inc.	398	27,382
Dynatrace, Inc. (1)	1,178	29,803
FormFactor, Inc. (1)	9	234
Fortinet, Inc. (1)	423	45,159
Hewlett Packard Enterprise Co.	6,028	95,604
HP, Inc.	918	18,865

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Insight Enterprises, Inc. (1)	9	633
Intel Corp.	6,462	386,751
International Business Machines Corp.	2,316	310,437
Intuit, Inc.	1,131	296,243
j2 Global, Inc.	321	30,081
Jabil, Inc.	754	31,163
KBR, Inc.	468	14,274
Kimball Electronics, Inc. (1)	11	193
KLA Corp.	866	154,295
Lam Research Corp.	742	216,961
Lattice Semiconductor Corp. (1)	4	77
Leidos Holdings, Inc.	140	13,705
Majesco (1)	18	149
Manhattan Associates, Inc. (1)	82	6,540
Mastercard, Inc.	1,651	492,972
Maxim Integrated Products, Inc.	2,115	130,094
MAXIMUS, Inc.	65	4,835
Methode Electronics, Inc.	175	6,886
Micron Technology, Inc. (1)	5,465	293,908
Microsoft Corp.	8,029	1,266,173
MicroStrategy, Inc. (1)	27	3,851
MKS Instruments, Inc.	29	3,190
Model N, Inc. (1)	85	2,981
Motorola Solutions, Inc.	416	67,034
MTS Systems Corp.	60	2,882
NCR Corp. (1)	676	23,768
NortonLifeLock, Inc.	1,700	43,384
NVIDIA Corp.	549	129,180
OneSpan, Inc. (1)	226	3,869
Oracle Corp.	5,426	287,469
Paycom Software, Inc. (1)	85	22,505
PC Connection, Inc.	152	7,548
Perspecta, Inc.	222	5,870
Photronics, Inc. (1)	410	6,462
Progress Software Corp.	541	22,479
Qorvo, Inc. (1)	282	32,777
QUALCOMM, Inc.	3,756	331,392
RingCentral, Inc. - Class A (1)	45	7,590
Sanmina Corp. (1)	240	8,218
ScanSource, Inc. (1)	226	8,351
Skyworks Solutions, Inc.	683	82,561
SMART Global Holdings, Inc. (1)	206	7,816
Sonim Technologies, Inc. (1)	133	483
SPS Commerce, Inc. (1)	42	2,328
SS&C Technologies Holdings, Inc.	882	54,155
Synaptics, Inc. (1)	53	3,486
SYNNEX Corp.	153	19,706

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 91

Schedule of Investments
December 31, 2019

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Synopsys, Inc. (1)	1,036	144,211
Telaria, Inc. (1)	22	194
Teradyne, Inc.	419	28,572
TESSCO Technologies, Inc.	116	1,302
Texas Instruments, Inc.	2,743	351,899
TiVo Corp.	699	5,928
Tyler Technologies, Inc. (1)	48	14,401
Ultra Clean Holdings, Inc. (1)	100	2,347
Verint Systems, Inc. (1)	74	4,097
Western Union Co./The	381	10,203
Xerox Holdings Corp.	1,317	48,558
Xperi Corp.	442	8,177
Zebra Technologies Corp. - Class A (1)	74	18,903
		8,517,267

Materials — 0.5%
Air Products & Chemicals, Inc.	607	142,639
AK Steel Holding Corp. (1)	314	1,033
Celanese Corp.	530	65,254
Hawkins, Inc.	8	366
Huntsman Corp.	351	8,480
Innospec, Inc.	43	4,448
Koppers Holdings, Inc. (1)	73	2,790
LyondellBasell Industries NV	2,406	227,319
Nucor Corp.	421	23,694
Olympic Steel, Inc.	282	5,053
Rayonier Advanced Materials, Inc.	204	783
Reliance Steel & Aluminum Co.	384	45,988
Royal Gold, Inc.	96	11,736
RPM International, Inc.	558	42,832
Ryerson Holding Corp. (1)	707	8,364
Steel Dynamics, Inc.	1,007	34,278
Stepan Co.	22	2,254
Tredegar Corp.	237	5,297
Valvoline, Inc.	179	3,832
Warrior Met Coal, Inc.	418	8,832
		645,272

Real Estate Investment Trust — 0.9%
American Homes 4 Rent	942	24,690
American Tower Corp.	1,037	238,323
Apple Hospitality REIT, Inc.	2,862	46,508
Ashford Hospitality Trust, Inc.	1,076	3,002
AvalonBay Communities, Inc.	247	51,796
CatchMark Timber Trust, Inc.	224	2,569
CBL & Associates Properties, Inc.	1,071	1,125

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Clipper Realty, Inc.	220	2,332
Colony Capital, Inc.	384	1,824
CorEnergy Infrastructure Trust, Inc.	235	10,507
CorePoint Lodging, Inc.	768	8,202
Corporate Office Properties Trust	580	17,040
CyrusOne, Inc.	108	7,066
Essex Property Trust, Inc.	707	212,708
Gaming and Leisure Properties, Inc.	702	30,221
Healthcare Realty Trust, Inc.	257	8,576
Healthcare Trust of America, Inc. - Class A	229	6,934
Hudson Pacific Properties, Inc.	491	18,486
Lamar Advertising Co.	500	44,630
Maui Land & Pineapple Co., Inc. (1)	12	135
Mid-America Apartment Communities, Inc.	167	22,021
National Health Investors, Inc.	1	81
National Storage Affiliates Trust	675	22,694
Office Properties Income Trust	593	19,059
PS Business Parks, Inc.	123	20,279
RAIT Financial Trust (1)	368	13
Realogy Holdings Corp.	191	1,849
Service Properties Trust	2,327	56,616
Simon Property Group, Inc.	1,813	270,064
Spirit MTA REIT	477	366
Summit Hotel Properties, Inc.	553	6,824
Tanger Factory Outlet Centers, Inc.	2,119	31,213
Trinity Place Holdings, Inc. (1)	367	1,105
Uniti Group, Inc.	81	665
Urstadt Biddle Properties, Inc.	575	14,283
Xenia Hotels & Resorts, Inc.	1,105	23,879
		1,227,685

Utilities — 0.3%
American Water Works Co., Inc.	1,975	242,629
Atlantic Power Corp. (1)	423	986
Consolidated Water Co., Ltd.	189	3,081
MDU Resources Group, Inc.	3,122	92,755
NorthWestern Corp.	17	1,218
Portland General Electric Co.	150	8,369
PPL Corp.	7	251
Spark Energy, Inc. - Class A	232	2,141
Unitil Corp.	187	11,544
		362,974

Total Common Stocks (Cost $26,588,052)		31,154,098

The accompanying notes are an integral part of these financial statements

Page 92	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 60.8%
American Beacon SiM High Yield Opportunities Fund - Class I	304,949	2,906,164
Baird Core Plus Bond Fund - Class I	436,041	5,040,634
Dodge & Cox Income Fund	406,865	5,708,319
DoubleLine Total Return Bond Fund - Class I	304,642	3,238,342
Frost Total Return Bond Fund - Class I	411,317	4,257,129
Guggenheim Total Return Bond Fund - Class I	61,303	1,662,543
iShares Core U.S. Aggregate Bond ETF (5)	84,584	9,504,702
iShares JP Morgan USD Emerging Markets Bond ETF (5)	37,748	4,324,411
Lord Abbett High Yield Fund - Class I	571,574	4,303,949
Payden Emerging Markets Bond Fund - Class I	278,982	3,836,000
PGIM Total Return Bond Fund - Class R6	344,556	4,968,498
PIMCO Investment Grade Credit Bond Fund - Class I	182,319	1,990,928
Pioneer Bond Fund - Class Y	504,447	4,938,533
Segall Bryant & Hamill Plus Bond Fund - Class I	396,372	4,237,213
TCW Emerging Markets Income Fund - Class I	456,143	3,854,409
Vanguard Intermediate-Term Corporate Bond ETF (5)	32,118	2,933,337
Vanguard Total Bond Market ETF (5)	113,395	9,509,305
Xtrackers USD High Yield Corporate Bond ETF (5)	132,445	6,671,254
Total Registered Investment Companies (Cost $82,044,214)		83,885,670

Money Market Registered Investment Companies — 6.8%
Meeder Institutional Prime Money Market Fund, 1.75% (2)	9,379,205	9,379,205
Total Money Market Registered Investment Companies (Cost $9,377,913)		9,379,205

U.S. Government Obligations — 8.2%
U.S. Treasury Note, 2.25%, due 1/31/2024	3,052,800	3,123,515
U.S. Treasury Note, 2.625%, due 2/15/2029	1,333,400	1,414,133
U.S. Treasury Note, 1.50%, due 8/15/2026	1,950,100	1,912,393
U.S. Treasury Note, 2.25%, due 11/15/2025	3,898,700	4,004,848

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
U.S. Government Obligations — continued
U.S. Treasury Note, 2.125%, due 12/31/2022	848,000	860,919
Total U.S. Government Obligations (Cost $11,051,312)		11,315,808
Total Investments — 98.4% (Cost $129,061,491)		135,734,781
Other Assets less Liabilities — 1.6%		2,197,090
Total Net Assets — 100.0%		137,931,871

Trustee Deferred Compensation (3)
Meeder Balanced Fund	1,045	12,812
Meeder Dynamic Allocation Fund	2,656	31,527
Meeder Muirfield Fund	1,451	11,477
Meeder Conservative Allocation Fund	303	6,924
Total Trustee Deferred Compensation (Cost $54,778)		62,740

	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	32	3/20/2020	3,258,400	10,792
Mini MSCI Emerging Markets Index Futures	14	3/20/2020	784,140	8,047
Russell 2000 Mini Index Futures	3	3/20/2020	250,590	2,298
Standard & Poors 500 Mini Futures	27	3/20/2020	4,361,985	46,192
E-mini Standard & Poors MidCap 400 Futures	5	3/20/2020	1,032,400	11,483
Total Futures Contracts	81		9,687,515	78,812

(1)	Represents non-income producing securities.
(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2019.
(3)	Assets of affiliates to the Conservative Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.
(4)	Fair valued security deemed as Level 3 security.
(5)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 93

Schedule of Investments
December 31, 2019

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 72.6%
Communication Services — 6.3%
Alphabet, Inc. - Class A (1)	485	649,604
Alphabet, Inc. - Class C (1)	2,177	2,910,693
Altice USA, Inc. (1)	1,681	45,959
AT&T, Inc.	37,694	1,473,082
Cinemark Holdings, Inc.	446	15,097
Cogent Communications Holdings, Inc.	381	25,074
Comcast Corp. - Class A	22,924	1,030,892
Cumulus Media, Inc. (1)	1,110	19,503
Electronic Arts, Inc. (1)	529	56,873
Facebook, Inc. (1)	10,049	2,062,557
Frontier Communications Corp. (1)	3,108	2,765
Gannett Co., Inc.	1,100	7,018
IDT Corp. - Class B (1)	2,025	14,600
John Wiley & Sons, Inc.	894	43,377
Lee Enterprises, Inc. (1)	686	974
Liberty Latin America, Ltd. - Class A (1)	824	15,903
Liberty TripAdvisor Holdings, Inc. (1)	4,871	35,802
Marcus Corp./The	1,634	51,912
MDC Partners, Inc. (1)	1,438	3,998
National CineMedia, Inc.	286	2,085
Roku, Inc. (1)	483	64,674
Sinclair Broadcast Group, Inc.	135	4,501
Take-Two Interactive Software, Inc. (1)	2,290	280,365
TechTarget, Inc. (1)	254	6,629
Telephone & Data Systems, Inc.	4,391	111,663
T-Mobile US, Inc. (1)	15,489	1,214,647
Travelzoo (1)	103	1,102
Verizon Communications, Inc.	34,604	2,124,686
Walt Disney Co./The	2,025	292,876
Yelp, Inc. (1)	1,043	36,328
		12,605,239

Consumer Discretionary — 7.4%
Aaron’s, Inc.	440	25,128
Acushnet Holdings Corp.	1,225	39,813
Amazon.com, Inc. (1)	1,768	3,266,981
American Public Education, Inc. (1)	348	9,532
Aramark	1,857	80,594
AutoZone, Inc. (1)	465	553,959
Bassett Furniture Industries, Inc.	1,107	18,465
BBX Capital Corp.	196	935
Best Buy Co., Inc.	2,751	241,538
Biglari Holdings, Inc. - Class B (1)	161	18,422
Bloomin’ Brands, Inc.	2,755	60,803
BorgWarner, Inc.	901	39,085
Buckle, Inc./The	9	243

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Burlington Stores, Inc. (1)	17	3,877
Citi Trends, Inc.	368	8,508
Crocs, Inc. (1)	1,367	57,264
Dana, Inc.	1,367	24,879
Darden Restaurants, Inc.	647	70,529
Dollar General Corp.	2,868	447,351
eBay, Inc.	4,311	155,670
Everi Holdings, Inc. (1)	1,869	25,101
Extended Stay America, Inc.	2,399	35,649
Garmin, Ltd.	297	28,975
General Motors Co.	18,352	671,683
Gentex Corp.	2,979	86,331
H&R Block, Inc.	2,915	68,444
Home Depot, Inc./The	519	113,339
Hudson, Ltd. (1)	625	9,588
J Alexander’s Holdings, Inc. (1)	2,316	22,141
KB Home	1,198	41,055
Kirkland’s, Inc. (1)	2,842	3,524
Kohl’s Corp.	157	7,999
Lear Corp.	1,726	236,807
Lennar Corp.	4,534	252,952
LKQ Corp. (1)	4,742	169,289
Lululemon Athletica, Inc. (1)	2,441	565,506
M/I Homes, Inc. (1)	1,025	40,334
Malibu Boats, Inc. (1)	679	27,805
MasterCraft Boat Holdings, Inc. (1)	859	13,529
MDC Holdings, Inc.	821	31,329
Meritage Homes Corp. (1)	1,078	65,877
MGM Resorts International	13,830	460,124
Murphy USA, Inc. (1)	282	32,994
NIKE, Inc. - Class B	16,427	1,664,219
NVR, Inc. (1)	25	95,210
Office Depot, Inc.	3,903	10,694
Polaris, Inc.	1,370	139,329
PulteGroup, Inc.	3,277	127,148
Purple Innovation, Inc. (1)	663	5,775
Ralph Lauren Corp.	289	33,877
Rent-A-Center, Inc./TX	398	11,478
Rocky Brands, Inc.	175	5,150
Ross Stores, Inc.	3,387	394,315
Rubicon Project, Inc./The (1)	357	2,913
Skechers U.S.A., Inc. (1)	1,227	52,994
Sportsman’s Warehouse Holdings, Inc. (1)	1,448	11,627
Starbucks Corp.	12,468	1,096,187
Steven Madden, Ltd.	1,357	58,365
Stoneridge, Inc. (1)	591	17,328
Superior Industries International, Inc.	97	358

The accompanying notes are an integral part of these financial statements

Page 94	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Tailored Brands, Inc.	965	3,995
Target Corp.	10,727	1,375,309
Tile Shop Holdings, Inc.	975	1,648
Tilly’s, Inc. - Class A	1,116	13,671
TJX Cos., Inc./The	20,458	1,249,165
Toll Brothers, Inc.	2,234	88,265
Town Sports International Holdings, Inc. (1)	2,090	3,574
Tupperware Brands Corp.	1,839	15,779
Whirlpool Corp.	282	41,603
Winnebago Industries, Inc.	244	12,927
Wyndham Destinations, Inc.	995	51,432
Yum China Holdings, Inc.	482	23,141
		14,741,427

Consumer Staples — 4.2%
Casey’s General Stores, Inc.	1,456	231,489
Costco Wholesale Corp.	2,664	783,003
Flowers Foods, Inc.	1,338	29,088
General Mills, Inc.	21,797	1,167,447
Hershey Co./The	2,705	397,581
Ingles Markets, Inc.	140	6,651
Kroger Co./The	3,141	91,058
Lifevantage Corp. (1)	330	5,151
Molson Coors Beverage Co.	6,429	346,523
PepsiCo, Inc.	14,069	1,922,810
Performance Food Group Co. (1)	1,975	101,673
Pilgrim’s Pride Corp. (1)	434	14,198
Post Holdings, Inc. (1)	56	6,110
Procter & Gamble Co./The	1,329	165,992
SpartanNash Co.	1,098	15,636
Sysco Corp.	14,819	1,267,617
Tyson Foods, Inc.	8,984	817,903
Walmart, Inc.	9,367	1,113,174
		8,483,104

Energy — 2.6%
Amplify Energy Corp.	1,785	11,799
Archrock, Inc.	4,271	42,881
Ardmore Shipping Corp. (1)	135	1,222
Baker Hughes Co.	3,144	80,581
Berry Petroleum Corp.	964	9,091
Brigham Minerals, Inc.	262	5,617
Cactus, Inc.	2,469	84,736
Chevron Corp.	9,867	1,189,072
ConocoPhillips	9,282	603,608
Contura Energy, Inc. (1)	832	7,530

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Delek US Holdings, Inc.	1,675	56,163
Devon Energy Corp.	172	4,467
DHT Holdings, Inc.	1,239	10,259
Dorian LPG, Ltd. (1)	996	15,418
Exterran Corp. (1)	2,163	16,936
Hallador Energy Co.	1,236	3,671
Independence Contract Drilling, Inc. (1)	1,520	1,515
Liberty Oilfield Services, Inc.	1,057	11,754
Marathon Petroleum Corp.	10,398	626,480
Matrix Service Co. (1)	748	17,114
NexTier Oilfield Solutions, Inc. (1)	404	2,707
Nordic American Tankers, Ltd.	1,792	8,817
Oceaneering International, Inc. (1)	1,824	27,196
PBF Energy, Inc.	1,313	41,189
Peabody Energy Corp.	1,128	10,287
Phillips 66	11,915	1,327,450
Profire Energy, Inc. (1)	11	16
Renewable Energy Group, Inc. (1)	1,072	28,890
Rosehill Resources, Inc. (1)	475	608
SEACOR Holdings, Inc. (1)	507	21,877
SilverBow Resources, Inc. (1)	362	3,584
Superior Energy Services, Inc. (1)	271	1,358
Talos Energy, Inc. (1)	93	2,804
Teekay Tankers, Ltd. (1)	156	3,739
Valero Energy Corp.	9,384	878,812
W&T Offshore, Inc. (1)	354	1,968
World Fuel Services Corp.	307	13,330
		5,174,546

Financials — 8.6%
Ally Financial, Inc.	10,435	318,894
Artisan Partners Asset Management, Inc.	3,691	119,293
Ashford, Inc. (1)	85	2,006
B. Riley Financial, Inc.	424	10,676
BancFirst Corp.	347	21,667
Bank of America Corp.	38,305	1,349,102
BankFinancial Corp.	106	1,386
Berkshire Hathaway, Inc. - Class B (1)	13,428	3,041,442
Brighthouse Financial, Inc. (1)	1,645	64,533
Cannae Holdings, Inc. (1)	823	30,607
Citigroup, Inc.	23,685	1,892,195
Citizens Financial Group, Inc.	3,565	144,775
Curo Group Holdings Corp. (1)	1,557	18,964
Diamond Hill Investment Group, Inc.	55	7,725
Elevate Credit, Inc. (1)	1,964	8,740
Ellington Financial, Inc.	5,044	92,457

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 95

Schedule of Investments
December 31, 2019

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Esquire Financial Holdings, Inc. (1)	113	2,946
ESSA Bancorp, Inc.	12	203
Essent Group, Ltd.	4,341	225,689
Exantas Capital Corp.	973	11,491
Fidelity National Financial, Inc.	8,076	366,247
Fifth Third Bancorp	37,342	1,147,893
First American Financial Corp.	3,815	222,491
First BanCorp/Puerto Rico	10,008	105,985
First Horizon National Corp.	13,727	227,319
FNB Corp./PA	382	4,851
GAMCO Investors, Inc.	7	136
Great Ajax Corp.	2,053	30,405
Hallmark Financial Services, Inc. (1)	281	4,937
Heritage Commerce Corp.	7,208	92,479
Hilltop Holdings, Inc.	4,570	113,930
Horizon Bancorp, Inc./IN	133	2,527
Independent Bank Corp./MI	218	4,938
International Bancshares Corp.	1,182	50,909
JPMorgan Chase & Co.	10,754	1,499,108
MGIC Investment Corp.	11,761	166,653
NewStar Financial Contingent Value Rights (1)(7)	179	—
Nicolet Bankshares, Inc. (1)	232	17,133
NMI Holdings, Inc. - Class A (1)	1,974	65,497
Northeast Bank	146	3,211
Northrim BanCorp, Inc.	839	32,134
Old Republic International Corp.	12,375	276,829
OneMain Holdings, Inc.	1,265	53,320
Oppenheimer Holdings, Inc.	3,536	97,169
PCB Bancorp	10	173
Peapack Gladstone Financial Corp.	116	3,584
PennyMac Financial Services, Inc.	643	21,888
Piper Sandler Cos.	1,386	110,797
PNC Financial Services Group, Inc./The	8,806	1,405,702
Popular, Inc.	8,619	506,366
ProSight Global, Inc. (1)	898	14,485
Prudential Financial, Inc.	10,486	982,958
Pzena Investment Management, Inc.	2,312	19,929
Radian Group, Inc.	8,790	221,156
RBB Bancorp	242	5,123
Ready Capital Corp.	2,224	34,294
Regions Financial Corp.	31,355	538,052
Reinsurance Group of America, Inc.	45	7,338
Renasant Corp.	2,725	96,520
Shore Bancshares, Inc.	137	2,378
Stewart Information Services Corp.	1,324	54,006
Synchrony Financial	14,550	523,946

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
TPG RE Finance Trust, Inc.	1,695	34,358
United Community Banks, Inc./GA	297	9,171
Unity Bancorp, Inc.	17	384
Univest Financial Corp.	1,179	31,574
US Bancorp	1,959	116,149
Valley National Bancorp	14,444	165,384
Walker & Dunlop, Inc.	669	43,271
WR Berkley Corp.	5,692	393,317
		17,293,195

Healthcare — 13.9%
Abbott Laboratories	4,913	426,743
AbbVie, Inc.	15,227	1,348,199
ACADIA Pharmaceuticals, Inc. (1)	791	33,839
Adverum Biotechnologies, Inc. (1)	191	2,200
Aeglea BioTherapeutics, Inc. (1)	243	1,857
Affimed NV (1)	3,034	8,313
Agenus, Inc. (1)	3,935	16,015
Agilent Technologies, Inc.	4,167	355,487
Aldeyra Therapeutics, Inc. (1)	679	3,945
Alexion Pharmaceuticals, Inc. (1)	3,103	335,589
Alkermes PLC (1)	1,911	38,984
Allergan PLC	1,201	229,595
Alnylam Pharmaceuticals, Inc. (1)	1,935	222,854
AmerisourceBergen Corp.	2,665	226,578
Amgen, Inc.	7,190	1,733,293
Amneal Pharmaceuticals, Inc. (1)	1,585	7,640
AngioDynamics, Inc. (1)	40	640
ANI Pharmaceuticals, Inc. (1)	304	18,748
Anika Therapeutics, Inc. (1)	81	4,200
Apellis Pharmaceuticals, Inc. (1)	655	20,056
AquaBounty Technologies, Inc. (1)	1,015	2,203
Aquestive Therapeutics, Inc. (1)	1,276	7,426
Ardelyx, Inc. (1)	1,026	7,700
Arena Pharmaceuticals, Inc. (1)	1,466	66,586
Arrowhead Pharmaceuticals, Inc. (1)	460	29,178
Arvinas, Inc. (1)	137	5,629
Assertio Therapeutics, Inc. (1)	6,255	7,819
Avantor, Inc. (1)	5,001	90,768
Avid Bioservices, Inc. (1)	1,117	8,567
Avrobio, Inc. (1)	324	6,522
Axsome Therapeutics, Inc. (1)	179	18,501
Baudax Bio, Inc. (1)	562	3,889
Beyondspring, Inc. (1)	358	5,549
BioDelivery Sciences International, Inc. (1)	4,003	25,299
Biogen, Inc. (1)	4,416	1,310,360

The accompanying notes are an integral part of these financial statements

Page 96	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Bio-Rad Laboratories, Inc. (1)	65	24,052
Bio-Techne Corp.	68	14,927
Bristol-Myers Squibb Co.	12,776	820,091
Bruker Corp.	1,258	64,120
Calithera Biosciences, Inc. (1)	1,054	6,018
Cardinal Health, Inc.	992	50,175
Catalent, Inc. (1)	1,355	76,287
Catalyst Pharmaceuticals, Inc. (1)	951	3,566
Cellular Biomedicine Group, Inc. (1)	427	6,934
Cerecor, Inc. (1)	444	2,393
Cerner Corp.	8,242	604,880
Chemed Corp.	389	170,872
ChemoCentryx, Inc. (1)	3	119
Coherus Biosciences, Inc. (1)	453	8,156
Collegium Pharmaceutical, Inc. (1)	564	11,607
Computer Programs & Systems, Inc.	461	12,170
CONMED Corp.	369	41,265
Constellation Pharmaceuticals, Inc. (1)	107	5,041
Cross Country Healthcare, Inc. (1)	513	5,961
Cutera, Inc. (1)	142	5,085
Deciphera Pharmaceuticals, Inc. (1)	309	19,232
DENTSPLY SIRONA, Inc.	1,614	91,336
DexCom, Inc. (1)	470	102,808
Dicerna Pharmaceuticals, Inc. (1)	1,013	22,316
Eagle Pharmaceuticals, Inc./DE (1)	91	5,467
Edwards Lifesciences Corp. (1)	64	14,931
Eiger BioPharmaceuticals, Inc. (1)	148	2,205
Elanco Animal Health, Inc. Contingent Value Rights (1)(7)	1,625	—
Eli Lilly & Co.	12,186	1,601,606
Emergent BioSolutions, Inc. (1)	465	25,087
Encompass Health Corp.	956	66,222
Endo International PLC (1)	3,130	14,680
Enochian Biosciences, Inc. (1)	66	331
Epizyme, Inc. (1)	82	2,017
Exact Sciences Corp. (1)	931	86,099
Exelixis, Inc. (1)	4,727	83,290
Forty Seven, Inc. (1)	222	8,740
Gilead Sciences, Inc.	19,476	1,265,550
Haemonetics Corp. (1)	15	1,724
Harvard Bioscience, Inc. (1)	49	149
HealthStream, Inc. (1)	406	11,043
Hill-Rom Holdings, Inc.	2,546	289,047
Hologic, Inc. (1)	2,585	134,963
Horizon Therapeutics Plc (1)	1,122	40,616
Humana, Inc.	2,816	1,032,120
ImmunoGen, Inc. (1)	1,654	8,444

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Incyte Corp. (1)	3,659	319,504
Insulet Corp. (1)	133	22,770
Intersect ENT, Inc. (1)	381	9,487
Ionis Pharmaceuticals, Inc. (1)	441	26,641
Iovance Biotherapeutics, Inc. (1)	1,188	32,884
Jazz Pharmaceuticals PLC (1)	165	24,631
Johnson & Johnson	11,254	1,641,621
Jounce Therapeutics, Inc. (1)	1,612	14,073
Kadmon Holdings, Inc. (1)	1,959	8,874
KalVista Pharmaceuticals, Inc. (1)	65	1,158
Karyopharm Therapeutics, Inc. (1)	400	7,668
Kindred Biosciences, Inc. (1)	443	3,757
Kodiak Sciences, Inc. (1)	145	10,433
Krystal Biotech, Inc. (1)	234	12,959
Kura Oncology, Inc. (1)	517	7,109
Lannett Co., Inc. (1)	663	5,848
Lantheus Holdings, Inc. (1)	352	7,220
Lexicon Pharmaceuticals, Inc. (1)	1,251	5,192
Mallinckrodt PLC (1)	2,698	9,416
Masimo Corp. (1)	263	41,570
McKesson Corp.	2,252	311,497
Medtronic PLC	15,200	1,724,440
MEI Pharma, Inc. (1)	1,169	2,899
MeiraGTx Holdings plc (1)	418	8,368
Merck & Co., Inc.	19,857	1,805,994
Meridian Bioscience, Inc.	1,001	9,780
Mersana Therapeutics, Inc. (1)	162	928
Mirati Therapeutics, Inc. (1)	36	4,639
Misonix, Inc. (1)	225	4,187
Molecular Templates, Inc. (1)	573	8,013
Morphic Holding, Inc. (1)	198	3,398
Myriad Genetics, Inc. (1)	532	14,486
Natera, Inc. (1)	824	27,761
Natus Medical, Inc. (1)	861	28,404
Neurocrine Biosciences, Inc. (1)	753	80,940
Nevro Corp. (1)	82	9,638
NextCure, Inc. (1)	19	1,070
NextGen Healthcare, Inc. (1)	504	8,099
Novocure, Ltd. (1)	60	5,056
Odonate Therapeutics, Inc. (1)	236	7,658
Oncternal Therapeutics, Inc. (1)	482	1,904
OPKO Health, Inc. (1)	11,676	17,164
Organogenesis Holdings, Inc. (1)	353	1,698
Orthofix Medical, Inc. (1)	630	29,093
Osmotica Pharmaceuticals PLC (1)	790	5,522
Pacira BioSciences, Inc. (1)	1,233	55,855
Palatin Technologies, Inc. (1)	9,175	7,177

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 97

Schedule of Investments
December 31, 2019

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
PDL BioPharma, Inc. (1)	2,167	7,032
Pennant Group, Inc./The (1)	678	22,421
Perrigo Co. PLC	1,584	81,829
Pfenex, Inc. (1)	1,081	11,869
Pfizer, Inc.	43,383	1,699,746
Phibro Animal Health Corp.	1,254	31,137
Pieris Pharmaceuticals, Inc. (1)	1,223	4,427
PRA Health Sciences, Inc. (1)	2,162	240,306
Precision BioSciences, Inc. (1)	93	1,292
Principia Biopharma, Inc. (1)	354	19,392
Progenics Pharmaceuticals, Inc. (1)	1,751	8,913
PTC Therapeutics, Inc. (1)	962	46,205
Reata Pharmaceuticals, Inc. (1)	124	25,349
Recro Pharma, Inc. (1)	1,211	22,198
Regeneron Pharmaceuticals, Inc. (1)	1,335	501,266
Replimune Group, Inc. (1)	644	9,241
ResMed, Inc.	869	134,669
Rigel Pharmaceuticals, Inc. (1)	9,031	19,326
Savara, Inc. (1)	161	721
scPharmaceuticals, Inc. (1)	397	2,247
Seattle Genetics, Inc. (1)	991	113,232
SIGA Technologies, Inc. (1)	865	4,126
STERIS PLC	1,218	185,648
Stryker Corp.	6,345	1,332,069
Syndax Pharmaceuticals, Inc. (1)	238	2,090
United Therapeutics Corp. (1)	931	82,002
UnitedHealth Group, Inc.	1,167	343,075
Vanda Pharmaceuticals, Inc. (1)	1,320	21,661
Veeva Systems, Inc. (1)	1,139	160,212
Veracyte, Inc. (1)	791	22,085
Vericel Corp. (1)	2,216	38,558
Verrica Pharmaceuticals, Inc. (1)	506	8,040
Vertex Pharmaceuticals, Inc. (1)	5,838	1,278,230
West Pharmaceutical Services, Inc.	198	29,765
XBiotech, Inc. (1)	314	5,861
Xencor, Inc. (1)	1,192	40,993
Y-mAbs Therapeutics, Inc. (1)	941	29,406
Zimmer Biomet Holdings, Inc.	6,157	921,580
Zoetis, Inc.	3,581	473,945
		27,875,160

Industrials — 4.6%
AGCO Corp.	1,387	107,146
Alamo Group, Inc.	32	4,018
Allison Transmission Holdings, Inc.	10,751	519,488
Atkore International Group, Inc. (1)	1,649	66,719

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Barrett Business Services, Inc.	85	7,689
BMC Stock Holdings, Inc. (1)	417	11,964
Builders FirstSource, Inc. (1)	2,440	62,000
Caterpillar, Inc.	1,510	222,997
CBIZ, Inc. (1)	776	20,921
Cintas Corp.	329	88,527
Comfort Systems USA, Inc.	540	26,919
Commercial Vehicle Group, Inc. (1)	2,838	18,021
Construction Partners, Inc. (1)	28	472
Copart, Inc. (1)	3,173	288,553
Costamare, Inc.	7	67
Cummins, Inc.	6,610	1,182,926
Delta Air Lines, Inc.	3,528	206,317
Douglas Dynamics, Inc.	98	5,390
EMCOR Group, Inc.	2,600	224,380
Federal Signal Corp.	739	23,833
Fortune Brands Home & Security, Inc.	2,911	190,205
Foundation Building Materials, Inc. (1)	333	6,444
Generac Holdings, Inc. (1)	794	79,868
GMS, Inc. (1)	414	11,211
Graco, Inc.	938	48,776
H&E Equipment Services, Inc.	51	1,705
Heidrick & Struggles International, Inc.	281	9,133
Herman Miller, Inc.	554	23,074
HNI Corp.	34	1,274
Hubbell, Inc.	857	126,682
Huntington Ingalls Industries, Inc.	670	168,090
Illinois Tool Works, Inc.	2,624	471,349
Ingersoll-Rand PLC	307	40,806
Jacobs Engineering Group, Inc.	449	40,334
JetBlue Airways Corp. (1)	1,816	33,996
Johnson Controls International plc	1,172	47,712
Kimball International, Inc. - Class B	2,383	49,257
Knoll, Inc.	803	20,284
Lockheed Martin Corp.	1,816	707,114
LSC Communications, Inc.	2,952	608
ManpowerGroup, Inc.	2,354	228,573
Marten Transport, Ltd.	618	13,281
MasTec, Inc. (1)	31	1,989
Matson, Inc.	1,367	55,774
Miller Industries, Inc./TN	726	26,956
Northrop Grumman Corp.	860	295,814
Northwest Pipe Co. (1)	90	2,998
Oshkosh Corp.	2,481	234,827
PACCAR, Inc.	8,975	709,923
Parker-Hannifin Corp.	4,068	837,276
Powell Industries, Inc.	139	6,810

The accompanying notes are an integral part of these financial statements

Page 98	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Primoris Services Corp.	137	3,047
Quanex Building Products Corp.	904	15,440
Quanta Services, Inc.	2,814	114,558
Resources Connection, Inc.	106	1,731
Rush Enterprises, Inc.	583	27,110
Safe Bulkers, Inc. (1)	1,349	2,293
Saia, Inc. (1)	94	8,753
Schneider National, Inc.	870	18,983
SPX Corp. (1)	109	5,546
Standex International Corp.	405	32,137
Steelcase, Inc. - Class A	717	14,670
Thermon Group Holdings, Inc. (1)	429	11,497
Timken Co./The	2,357	132,723
Triton International, Ltd./Bermuda	3,664	147,293
TrueBlue, Inc. (1)	1,019	24,517
UniFirst Corp./MA	129	26,055
United Airlines Holdings, Inc. (1)	3,610	318,005
Universal Logistics Holdings, Inc.	41	777
Valmont Industries, Inc.	528	79,084
Vectrus, Inc. (1)	416	21,324
Wabash National Corp.	1,934	28,410
WESCO International, Inc. (1)	2,891	171,696
WW Grainger, Inc.	1,312	444,138
		9,230,277

Information Technology — 19.9%
A10 Networks, Inc. (1)	202	1,388
Accenture PLC	1,314	276,689
Adobe, Inc. (1)	1,251	412,592
Alliance Data Systems Corp.	217	24,347
Amkor Technology, Inc. (1)	4,758	61,854
ANSYS, Inc. (1)	1,606	413,400
Apple, Inc.	21,980	6,454,427
Applied Materials, Inc.	21,979	1,341,598
Aspen Technology, Inc. (1)	1,500	181,395
AstroNova, Inc.	576	7,903
Avnet, Inc.	5,026	213,303
Benchmark Electronics, Inc.	3,991	137,131
Booz Allen Hamilton Holding Corp.	3,448	245,256
Broadcom, Inc.	4,734	1,496,039
Cadence Design Systems, Inc. (1)	5,534	383,838
Cambium Networks Corp. (1)	2,946	25,748
CDK Global, Inc.	2,763	151,081
CDW Corp./DE	1,296	185,121
ChannelAdvisor Corp. (1)	858	7,756
Cirrus Logic, Inc. (1)	241	19,861

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Cisco Systems, Inc.	10,994	527,272
Citrix Systems, Inc.	5,846	648,321
CommVault Systems, Inc. (1)	1,471	65,665
Comtech Telecommunications Corp.	1,125	39,926
Dell Technologies, Inc. - Class C (1)	3,769	193,689
Digi International, Inc. (1)	998	17,685
Dolby Laboratories, Inc.	1,618	111,318
Dynatrace, Inc. (1)	5,668	143,400
Entegris, Inc.	222	11,120
FormFactor, Inc. (1)	173	4,493
Fortinet, Inc. (1)	1,955	208,716
Hewlett Packard Enterprise Co.	27,172	430,948
HP, Inc.	4,251	87,358
Ideanomics, Inc. (1)	3	3
Intel Corp.	29,869	1,787,660
International Business Machines Corp.	5,447	730,116
Intuit, Inc.	5,281	1,383,252
Itron, Inc. (1)	148	12,425
j2 Global, Inc.	1,673	156,777
Jabil, Inc.	3,588	148,292
KBR, Inc.	2,148	65,514
Keysight Technologies, Inc. (1)	97	9,955
Kimball Electronics, Inc. (1)	50	878
KLA Corp.	4,176	744,038
Lam Research Corp.	3,946	1,153,810
Lattice Semiconductor Corp. (1)	5	96
Leidos Holdings, Inc.	2,434	238,264
Manhattan Associates, Inc. (1)	498	39,716
Mastercard, Inc.	7,701	2,299,442
Maxim Integrated Products, Inc.	8,031	493,987
MAXIMUS, Inc.	836	62,190
Methode Electronics, Inc.	801	31,519
Micron Technology, Inc. (1)	25,519	1,372,412
Microsoft Corp.	38,350	6,047,796
MicroStrategy, Inc. (1)	180	25,673
Mitek Systems, Inc. (1)	1	8
MKS Instruments, Inc.	200	22,002
Model N, Inc. (1)	273	9,574
Motorola Solutions, Inc.	2,304	371,267
MTS Systems Corp.	276	13,256
NCR Corp. (1)	2,627	92,365
NortonLifeLock, Inc.	7,411	189,129
NVIDIA Corp.	2,094	492,718
OneSpan, Inc. (1)	960	16,435
Oracle Corp.	29,016	1,537,268
Palo Alto Networks, Inc. (1)	644	148,925
Paycom Software, Inc. (1)	554	146,677

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 99

Schedule of Investments
December 31, 2019

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
PC Connection, Inc.	370	18,374
Perspecta, Inc.	1,432	37,862
Photronics, Inc. (1)	902	14,216
Progress Software Corp.	2,626	109,110
Qorvo, Inc. (1)	1,097	127,504
QUALCOMM, Inc.	17,537	1,547,290
RingCentral, Inc. - Class A (1)	50	8,434
Sanmina Corp. (1)	1,251	42,834
ScanSource, Inc. (1)	977	36,100
Skyworks Solutions, Inc.	3,156	381,497
SMART Global Holdings, Inc. (1)	876	33,235
Sonim Technologies, Inc. (1)	619	2,247
SPS Commerce, Inc. (1)	222	12,303
SS&C Technologies Holdings, Inc.	4,004	245,846
Sykes Enterprises, Inc. (1)	13	481
Synaptics, Inc. (1)	247	16,245
SYNNEX Corp.	710	91,448
Synopsys, Inc. (1)	3,923	546,082
Telaria, Inc. (1)	217	1,912
Teradyne, Inc.	1,834	125,060
TESSCO Technologies, Inc.	420	4,712
Texas Instruments, Inc.	12,794	1,641,342
TiVo Corp.	3,535	29,977
Tyler Technologies, Inc. (1)	56	16,801
Ultra Clean Holdings, Inc. (1)	43	1,009
Verint Systems, Inc. (1)	405	22,421
Western Union Co./The	1,746	46,758
Xerox Holdings Corp.	6,250	230,438
Xperi Corp.	1,966	36,371
Zebra Technologies Corp. - Class A (1)	400	102,176
		39,904,162

Materials — 1.4%
Air Products & Chemicals, Inc.	1,788	420,162
AK Steel Holding Corp. (1)	2,830	9,311
Celanese Corp.	2,416	297,458
CF Industries Holdings, Inc.	132	6,302
Hawkins, Inc.	64	2,932
Huntsman Corp.	1,219	29,451
Innospec, Inc.	290	29,998
Koppers Holdings, Inc. (1)	57	2,179
LyondellBasell Industries NV	11,941	1,128,186
Nucor Corp.	2,041	114,867
Olympic Steel, Inc.	1,348	24,156
Rayonier Advanced Materials, Inc.	760	2,918
Reliance Steel & Aluminum Co.	1,598	191,376

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Royal Gold, Inc.	496	60,636
RPM International, Inc.	2,976	228,438
Ryerson Holding Corp. (1)	3,157	37,347
Steel Dynamics, Inc.	3,450	117,438
Stepan Co.	368	37,698
Tredegar Corp.	1,224	27,356
Valvoline, Inc.	1,024	21,924
Warrior Met Coal, Inc.	1,834	38,752
		2,828,885

Real Estate Investment Trust — 2.9%
American Homes 4 Rent	6,055	158,702
American Tower Corp.	6,208	1,426,723
Apple Hospitality REIT, Inc.	12,303	199,924
Ashford Hospitality Trust, Inc.	5,119	14,282
AvalonBay Communities, Inc.	3,206	672,298
CatchMark Timber Trust, Inc.	819	9,394
CBL & Associates Properties, Inc.	5,143	5,400
Clipper Realty, Inc.	814	8,628
Colony Capital, Inc.	2,851	13,542
CorEnergy Infrastructure Trust, Inc.	1,009	45,112
CorePoint Lodging, Inc.	3,469	37,049
Corporate Office Properties Trust	1,858	54,588
CubeSmart	572	18,007
CyrusOne, Inc.	453	29,640
Essex Property Trust, Inc.	3,931	1,182,681
Gaming and Leisure Properties, Inc.	3,443	148,221
Global Medical REIT, Inc.	111	1,469
Healthcare Realty Trust, Inc.	2,786	92,969
Healthcare Trust of America, Inc. - Class A	3,616	109,492
Hudson Pacific Properties, Inc.	1,472	55,421
Lamar Advertising Co.	3,560	317,766
Mid-America Apartment Communities, Inc.	1,461	192,647
National Health Investors, Inc.	52	4,237
National Storage Affiliates Trust	3,300	110,946
Office Properties Income Trust	2,303	74,018
Pennsylvania Real Estate Investment Trust	182	970
PS Business Parks, Inc.	849	139,975
Realogy Holdings Corp.	946	9,157
Redfin Corp. (1)	182	3,847
Regency Centers Corp.	229	14,448
Service Properties Trust	9,767	237,631
Spirit MTA REIT	3,134	2,406
Summit Hotel Properties, Inc.	3,592	44,325
Tanger Factory Outlet Centers, Inc. (2)	8,829	130,051
Trinity Place Holdings, Inc. (1)	97	292

The accompanying notes are an integral part of these financial statements

Page 100	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Uniti Group, Inc.	755	6,199
Urstadt Biddle Properties, Inc.	1,742	43,271
Xenia Hotels & Resorts, Inc.	5,215	112,696
		5,728,424

Utilities — 0.8%
American Water Works Co., Inc.	8,813	1,082,677
Consolidated Water Co., Ltd.	691	11,263
MDU Resources Group, Inc.	10,723	318,580
NorthWestern Corp.	703	50,384
Portland General Electric Co.	683	38,105
PPL Corp.	1,382	49,586
Spark Energy, Inc. - Class A	882	8,141
Unitil Corp.	779	48,158
		1,606,894

Total Common Stocks (Cost $118,998,674)		145,471,313

Registered Investment Companies — 5.1%
iShares Core MSCI EAFE ETF (8)	15,725	1,025,899
iShares JP Morgan USD Emerging Markets Bond ETF (8)	40,027	4,585,493
SPDR Bloomberg Barclays High Yield Bond ETF (8)	41,758	4,574,171
Total Registered Investment Companies (Cost $9,975,989)		10,185,563

Money Market Registered Investment Companies — 20.1%
Meeder Institutional Prime Money Market Fund, 1.75% (4)	40,107,913	40,107,913
Morgan Stanley Government Institutional Fund, 1.51% (3)	64,474	64,474
Total Money Market Registered Investment Companies (Cost $40,168,062)		40,172,387

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Bank Obligations — 0.4%
First Merchants Bank Deposit Account, 2.10%, 1/2/2020 (5)	249,236	249,236
Metro City Bank Deposit Account, 2.35%, 1/2/2020 (5)	249,416	249,416
Pacific Mercantile Bank Deposit Account, 1.55%, 1/2/2020 (5)	248,972	248,972
Total Bank Obligations (Cost $747,624)		747,624
Total Investments — 98.2% (Cost $169,890,349)		196,576,887
Other Assets less Liabilities — 1.8%		3,656,106
Total Net Assets — 100.0%		200,232,993

Trustee Deferred Compensation (6)
Meeder Balanced Fund	3,364	41,243
Meeder Dynamic Allocation Fund	8,649	102,664
Meeder Muirfield Fund	3,933	31,110
Meeder Conservative Allocation Fund	979	22,370
Total Trustee Deferred Compensation (Cost $170,236)		197,387

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 101

Schedule of Investments
December 31, 2019

Dynamic Allocation Fund
	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	289	3/20/2020	29,427,425	94,802
Mini MSCI Emerging Markets Index Futures	136	3/20/2020	7,617,360	73,894
Russell 2000 Mini Index Futures	3	3/20/2020	250,590	2,298
Standard & Poors 500 Mini Futures	28	3/20/2020	4,523,540	47,804
E-mini Standard & Poors MidCap 400 Futures	6	3/20/2020	1,238,880	13,778
Total Futures Contracts	462		43,057,795	232,576

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2019.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2019.
(5)

Variable rate security. Securities payable at par, including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2019. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Dynamic Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.
(8)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements

Page 102	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 95.9%
Communication Services — 3.3%
AMC Networks, Inc. (1)	1,770	69,915
Interpublic Group of Cos., Inc./The	25,612	591,637
News Corp.	48,439	702,850
TripAdvisor, Inc.	20,394	619,570
Yelp, Inc. (1)	2,009	69,973
		2,053,945

Consumer Discretionary — 23.0%
Bed Bath & Beyond, Inc. (2)	40,040	692,692
BorgWarner, Inc.	15,702	681,153
Brinker International, Inc.	13,215	555,030
Capri Holdings, Ltd. (1)	15,458	589,723
Cheesecake Factory, Inc./The	13,349	518,742
Dana, Inc.	40,740	741,468
Dillard’s, Inc. (2)	8,590	631,193
Gap, Inc./The	3,926	69,412
H&R Block, Inc.	24,099	565,845
Hanesbrands, Inc.	37,953	563,602
Harley-Davidson, Inc.	1,854	68,950
Jack in the Box, Inc.	909	70,929
KB Home	28,009	959,868
Kohl’s Corp.	1,374	70,005
L Brands, Inc.	20,840	377,621
Leggett & Platt, Inc.	10,988	558,520
LKQ Corp. (1)	21,292	760,124
Macy’s, Inc.	20,530	349,010
Mohawk Industries, Inc. (1)	4,119	561,749
Nordstrom, Inc.	13,117	536,879
Norwegian Cruise Line Holdings, Ltd. (1)	14,510	847,529
PulteGroup, Inc.	23,532	913,042
PVH Corp.	5,966	627,325
Ralph Lauren Corp.	5,242	614,467
Sally Beauty Holdings, Inc. (1)	3,874	70,701
Tapestry, Inc.	2,604	70,230
TRI Pointe Group, Inc. (1)	42,127	656,339
Whirlpool Corp.	5,006	738,535
		14,460,683

Consumer Staples — 1.2%
Coty, Inc.	45,999	517,489
Edgewell Personal Care Co. (1)	2,268	70,217
Nu Skin Enterprises, Inc.	1,727	70,772
Spectrum Brands Holdings, Inc.	2	129
Sprouts Farmers Market, Inc. (1)	3,588	69,428
		728,035

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Energy — 5.5%
Apache Corp.	2,680	68,581
Cabot Oil & Gas Corp.	4,065	70,772
Cimarex Energy Co.	1,348	70,757
Devon Energy Corp.	2,721	70,664
Helmerich & Payne, Inc.	12,115	550,384
HollyFrontier Corp.	11,685	592,546
Marathon Oil Corp.	5,193	70,521
Matador Resources Co. (1)	3,968	71,305
Noble Energy, Inc.	26,402	655,826
World Fuel Services Corp.	28,557	1,239,945
		3,461,301

Financials — 8.9%
Assurant, Inc.	4,612	604,541
Brighthouse Financial, Inc. (1)	15,917	624,424
Comerica, Inc.	983	70,530
E*TRADE Financial Corp.	1,536	69,688
Everest Re Group, Ltd.	2,358	652,789
Genworth Financial, Inc. (1)	16,055	70,642
Globe Life, Inc.	5,727	602,767
Jefferies Financial Group, Inc.	27,401	585,559
People’s United Financial, Inc.	35,358	597,550
Trustmark Corp.	16,722	577,076
Unum Group	18,209	530,974
Wells Fargo & Co. (1)(7)	1	—
Zions Bancorp NA	11,770	611,098
		5,597,638

Healthcare — 8.5%
ABIOMED, Inc. (1)	414	70,624
Allscripts Healthcare Solutions, Inc. (1)	54,573	535,634
Avanos Medical, Inc. (1)	2,086	70,298
DaVita, Inc. (1)	9,854	739,346
DENTSPLY SIRONA, Inc.	15,242	862,545
Mylan NV (1)	3,550	71,355
PerkinElmer, Inc.	7,784	755,826
Perrigo Co. PLC	13,806	713,218
Prestige Consumer Healthcare, Inc. (1)	15,215	616,208
Tenet Healthcare Corp. (1)	23,729	902,414
		5,337,468

Industrials — 21.0%
Alaska Air Group, Inc.	8,455	572,826
Allegion PLC	7,952	990,342
AO Smith Corp.	12,019	572,585

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 103

Schedule of Investments
December 31, 2019

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Arconic, Inc.	31,730	976,332
Deluxe Corp.	11,229	560,552
Flowserve Corp.	12,059	600,176
Fortune Brands Home & Security, Inc.	17,103	1,117,510
Herman Miller, Inc.	20,349	847,536
HNI Corp.	14,854	556,431
Huntington Ingalls Industries, Inc.	3,254	816,364
Jacobs Engineering Group, Inc.	10,458	939,442
Masco Corp.	18,297	878,073
Pentair PLC	15,740	721,994
Quanta Services, Inc.	20,312	826,902
Robert Half International, Inc.	9,927	626,890
Snap-on, Inc.	3,585	607,299
Terex Corp.	2,327	69,298
Textron, Inc.	1,578	70,379
United Rentals, Inc. (1)	4,968	828,513
		13,179,444

Information Technology — 11.0%
Alliance Data Systems Corp.	3,565	399,993
Belden, Inc.	10,766	592,130
CommVault Systems, Inc. (1)	1,560	69,638
DXC Technology Co.	2,080	78,187
F5 Networks, Inc. (1)	503	70,244
FLIR Systems, Inc.	12,284	639,628
InterDigital, Inc.	1,273	69,366
IPG Photonics Corp. (1)	486	70,431
Juniper Networks, Inc.	23,020	566,983
NetScout Systems, Inc. (1)	23,668	569,689
Qorvo, Inc. (1)	8,542	992,837
Synaptics, Inc. (1)	10,134	666,513
Western Union Co./The	35,838	959,742
Xerox Holdings Corp.	30,941	1,140,795
		6,886,176

Materials — 8.3%
Avery Dennison Corp.	6,818	891,932
Carpenter Technology Corp.	12,441	619,313
CF Industries Holdings, Inc.	1,472	70,273
Commercial Metals Co.	34,442	767,023
Compass Minerals International, Inc.	10,590	645,566
Domtar Corp.	1,822	69,673
Eastman Chemical Co.	894	70,858
Greif, Inc. - Class A	13,133	580,479
Minerals Technologies, Inc.	10,628	612,492

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Packaging Corp. of America	7,327	820,551
Worthington Industries, Inc.	1,647	69,470
		5,217,630

Real Estate Investment Trust — 5.0%
Alexander & Baldwin, Inc.	26,700	559,632
Apartment Investment & Management Co.	11,186	577,757
CoreCivic, Inc.	3,995	69,433
Duke Realty Corp.	16,414	569,073
Federal Realty Investment Trust	4,401	566,541
GEO Group, Inc./The	4,159	69,081
Kimco Realty Corp.	30,622	634,182
Urban Edge Properties	3,676	70,506
		3,116,205

Utilities — 0.2%
NRG Energy, Inc.	1,784	70,914
Pinnacle West Capital Corp.	788	70,865
		141,779

Total Common Stocks (Cost $47,355,904)		60,180,304

Money Market Registered Investment Companies — 4.5%
Meeder Institutional Prime Money Market Fund, 1.75% (4)	1,503,598	1,503,598
Morgan Stanley Government Institutional Fund, 1.51% (3)	1,339,509	1,339,509
Total Money Market Registered Investment Companies (Cost $2,843,100)		2,843,107

Bank Obligations — 1.2%
First Merchants Bank Deposit Account, 2.10%, 1/2/2020 (5)	249,236	249,236
Metro City Bank Deposit Account, 2.35%, 1/2/2020 (5)	228,894	228,894
Pacific Mercantile Bank Deposit Account, 1.55%, 1/2/2020 (5)	248,973	248,973
Total Bank Obligations (Cost $727,103)		727,103
Total Investments — 101.6% (Cost $50,926,107)		63,750,514
Liabilities less Other Assets — (1.6%)		(1,011,789)
Total Net Assets — 100.0%		62,738,725

The accompanying notes are an integral part of these financial statements

Page 104	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation (6)
Meeder Balanced Fund	998	12,235
Meeder Dynamic Allocation Fund	2,513	29,829
Meeder Muirfield Fund	1,261	9,975
Meeder Conservative Allocation Fund	290	6,627
Total Trustee Deferred Compensation (Cost $51,695)		58,666

	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
E-mini Standard & Poors MidCap 400 Futures	11	3/20/2020	2,271,280	15,697
Total Futures Contracts	11		2,271,280	15,697

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2019.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2019.
(5)

Variable rate security. Securities payable at par, including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2019. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Quantex Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 105

Schedule of Investments
December 31, 2019

Total Return Bond Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 82.3%
American Beacon SiM High Yield Opportunities Fund - Class I	34,511	328,890
Baird Core Plus Bond Fund - Class I	332,136	3,839,493
Dodge & Cox Income Fund	315,020	4,419,726
DoubleLine Total Return Bond Fund - Class I	230,486	2,450,068
Frost Total Return Bond Fund - Class I	299,512	3,099,948
Guggenheim Total Return Bond Fund - Class I	44,822	1,215,569
iShares Core U.S. Aggregate Bond ETF (3)	59,823	6,722,311
iShares JP Morgan USD Emerging Markets Bond ETF (3)	16,053	1,839,032
Lord Abbett High Yield Fund - Class I	43,759	329,506
Payden Emerging Markets Bond Fund - Class I	134,146	1,844,512
PGIM Total Return Bond Fund - Class R6	256,130	3,693,401
PIMCO Investment Grade Credit Bond Fund - Class I	115,831	1,264,869
Pioneer Bond Fund - Class Y	377,644	3,697,137
Segall Bryant & Hamill Plus Bond Fund - Class I	299,891	3,205,834
TCW Emerging Markets Income Fund - Class I	218,545	1,846,708
Vanguard Intermediate-Term Corporate Bond ETF (3)	23,504	2,146,620
Vanguard Total Bond Market ETF (3)	80,319	6,735,549
Xtrackers USD High Yield Corporate Bond ETF (3)	42,770	2,154,323
Total Registered Investment Companies (Cost $49,295,663)		50,833,496

Money Market Registered Investment Companies — 3.5%
Meeder Institutional Prime Money Market Fund, 1.75% (1)	2,171,908	2,171,908
Total Money Market Registered Investment Companies (Cost $2,171,834)		2,171,908

U.S. Government Obligations — 14.2%
Government National Mortgage Association, 6.50%, due 7/20/2038	51,087	65,207
U.S. Treasury Note, 2.25%, due 1/31/2024	2,389,300	2,444,646
U.S. Treasury Note, 2.625%, due 2/15/2029	1,158,600	1,228,750
U.S. Treasury Note, 1.50%, due 8/15/2026	1,435,200	1,407,449
U.S. Treasury Note, 2.25%, due 11/15/2025	2,965,600	3,046,343

Total Return Bond Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
U.S. Government Obligations — continued
U.S. Treasury Note, 2.125%, due 12/31/2022	607,600	616,857
Total U.S. Government Obligations (Cost $8,596,102)		8,809,252
Total Investments — 100.0% (Cost $60,063,599)		61,814,656
Other Assets less Liabilities — 0.0%		17,819
Total Net Assets — 100.0%		61,832,475

Trustee Deferred Compensation (2)
Meeder Balanced Fund	1,114	13,658
Meeder Dynamic Allocation Fund	2,734	32,453
Meeder Muirfield Fund	1,429	11,303
Meeder Conservative Allocation Fund	329	7,518
Total Trustee Deferred Compensation (Cost $60,102)		64,932

(1)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2019.
(2)	Assets of affiliates to the Total Return Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(3)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements

Page 106	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Bank Obligations — 1.4%
First Merchants Bank Deposit Account	2.10	%(1)	01/02/20	249,235	249,235
Pacific Mercantile Bank Deposit Account	1.55	%(1)	01/02/20	248,972	248,972
Total Bank Obligations (Cost $498,207)					498,207

Certificates of Deposit — 16.5%
Banco Estado Chile Yankee CD	2.69%		03/27/20	500,000	500,000
Banco Estado Chile Yankee CD	2.70%		04/09/20	250,000	250,000
Bank of Nova Scotia Yankee CD (Federal Funds Rate + 0.28%)	1.83	%(2)	03/09/20	250,000	250,000
Bank of Nova Scotia Yankee CD (Monthly U.S. LIBOR + 0.18%)	1.92	%(2)	01/13/20	500,000	500,008
BNP Paribas Yankee CD (Monthly U.S. LIBOR + 0.19%)	1.95	%(2)	01/21/20	500,000	499,914
Canadian Imperial Bank of NY Yankee CD (Monthly U.S. LIBOR + 0.17%)	1.91	%(2)	01/14/20	500,000	500,039
Cooperatieve Rabobank (Monthly U.S. LIBOR + 0.12%)	1.84	%(2)	01/10/20	250,000	250,015
Cooperatieve Rabobank (Monthly U.S. LIBOR + 0.23%)	1.92	%(2)	01/06/20	500,000	500,045
Credit Suisse AG/New York, NY Yankee CD (Secured Overnight Financing Rate + 0.30%)	1.84	%(2)	01/08/20	500,000	500,000
Mizuho Bank LTD/NY (Quarterly U.S. LIBOR + 0.33%)	2.33	%(2)	01/15/20	250,000	250,132
MUFG Bank LTD/New York, NY (Monthly U.S. LIBOR + 0.10%)	1.89	%(2)	01/23/20	500,000	500,000
Royal Bank of Canada Yankee CD (Monthly U.S. LIBOR + 0.17%)	1.88	%(2)	01/08/20	500,000	500,000
Westpac Banking Corp Yankee CD (Quarterly U.S. LIBOR + 0.05%)	1.94	%(2)	03/13/20	750,000	749,996
Total Certificates of Deposit (Cost $5,750,149)					5,750,149

Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Commercial Paper — 31.5%
American Honda Finance Corp.	1.71%		02/12/20	500,000	499,008
American Honda Finance Corp.	1.81%		03/16/20	128,000	127,520
American Honda Finance Corp.	1.71%		03/18/20	250,000	249,091
American Honda Finance Corp.	1.71%		03/19/20	250,000	249,079
Anglesea Funding	2.10%		01/03/20	250,000	249,971
Anglesea Funding	1.85%		01/07/20	250,000	249,919
Anglesea Funding	2.10%		01/10/20	250,000	249,869
Anglesea Funding	1.90%		02/13/20	500,000	498,800
Banque et Caisse d’Epargne de l’Etat	2.23%		02/18/20	250,000	249,267
Banque et Caisse d’Epargne de l’Etat	1.77%		05/27/20	500,000	496,427
Credit Suisse AG/New York, NY	2.58%		01/28/20	250,000	249,526
Credit Suisse AG/New York, NY	2.18%		03/30/20	250,000	248,671
Exxon Mobil Corp.	1.95%		01/24/20	300,000	299,628
ING US Funding, LLC	1.87%		05/01/20	500,000	496,891
ING US Funding, LLC (Monthly U.S. LIBOR + 0.20%)	1.94	%(2)	01/15/20	500,000	500,047
JPMorgan Securities, LLC	2.43%		01/03/20	600,000	599,934
JPMorgan Securities, LLC	2.59%		01/31/20	250,000	249,471
JPMorgan Securities, LLC	1.87%		06/15/20	750,000	743,544
Mizuho Bank LTD/NY	1.86%		04/21/20	250,000	248,574
MUFG Bank LTD/New York, NY	2.37%		03/02/20	250,000	249,013
MUFG Bank LTD/New York, NY	1.92%		05/04/20	250,000	248,364
National Rural Utilities	1.75%		01/07/20	250,000	249,927
Natixis SA/New York, NY	1.89%		08/14/20	500,000	494,162
Prudential Financial, Inc.	1.60%		01/02/20	500,000	499,978
Royal Bank of Canada (Federal Funds Rate + 0.28%)	1.83	%(2)	03/12/20	500,000	500,000
Royal Bank of Canada (Federal Funds Rate + 0.35%)	1.90	%(2)	01/23/20	500,000	500,028
Santander UK PLC	1.99%		02/07/20	500,000	498,983
Santander UK PLC	1.86%		05/01/20	500,000	496,891
Toyota Motor Puerto Rico	1.89%		08/10/20	500,000	494,263
Total Commercial Paper (Cost $10,986,846)					10,986,846

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 107

Schedule of Investments
December 31, 2019

Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Corporate Obligations — 15.1%
Bank of Montreal (Monthly U.S. LIBOR + 0.16%)	1.87	%(2)	01/02/20	450,000	449,845
Common Wealth Bank of Australia New York, NY	2.30%		03/12/20	250,000	249,852
IBM Corp. (Quarterly U.S. LIBOR + 0.23%)	2.17	%(2)	01/27/20	300,000	300,024
John Deere Capital Corp. (Quarterly U.S. LIBOR + 0.30%)	2.19	%(2)	03/13/20	250,000	250,114
Mizuho Securities, LLC (Monthly U.S. LIBOR + 0.225%)	2.02	%(2)	01/27/20	500,000	500,000
Toyota Motor Credit Corp. (Quarterly U.S. LIBOR + 0.10%)	2.11	%(2)	01/10/20	250,000	250,006
Toyota Motor Credit Corp. (Quarterly U.S. LIBOR + 0.40%)	2.30	%(2)	02/13/20	500,000	500,217
Toyota Motor Credit Corp. (Secured Overnight Financing Rate + 0.40%)	1.94	%(2)	01/22/20	500,000	500,286
UBS AG Stamford, CT	2.35%		03/26/20	250,000	250,009
UBS AG Stamford, CT (Quarterly U.S. LIBOR + 0.85%)	2.76	%(2)	03/02/20	500,000	501,706
UBS AG Stamford, CT	4.88%		02/04/20	250,000	254,108
Walt Disney Company (Quarterly U.S. LIBOR + 0.13%)	2.03	%(2)	03/04/20	250,000	250,041
Wells Fargo Bank N.A.	2.40%		01/15/20	250,000	249,961
Wells Fargo Bank N.A. (Monthly U.S. LIBOR + 0.22%)	1.96	%(2)	01/15/20	500,000	500,267
Westpac Banking Corp. (Quarterly U.S. LIBOR + 0.43%)	2.32	%(2)	03/06/20	250,000	250,160
Total Corporate Obligations (Cost $5,256,596)					5,256,596

Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Repurchase Agreements — 18.7%
INTL FCStone (Collateralized by $2,252,933 FNMAs, 3.50%, due 7/1/32 - 9/1/49, fair value $1,530,001)(proceeds $1,500,138) purchase date 12/31/19	1.65%		01/02/20	1,500,000	1,500,000
South Street (Collateralized by $4,863,209 various FNMAs, FHLBs, and FMACs, 2.404% - 5.66%, due 6/11/21 - 10/1/49, fair value $5,100,000)(proceeds $5,000,431), purchase date 12/31/19	1.55%		01/02/20	5,000,000	5,000,000
Total Repurchase Agreements (Cost $6,500,000)					6,500,000

U.S. Government and Agency Obligations — 7.9%
Federal Farm Credit Bank (Federal Funds Rate + 0.10%)	1.65	%(2)	03/16/20	500,000	500,000
United States Treasury Bill	1.57%		02/06/20	250,000	249,615
United States Treasury Bill	1.56%		02/11/20	250,000	249,564
United States Treasury Bill	1.57%		02/20/20	250,000	249,466
United States Treasury Bill	1.57%		03/26/20	250,000	249,091
United States Treasury Bill	1.61%		05/28/20	250,000	248,386
United States Treasury Note	1.63%		06/30/20	500,000	500,136
United States Treasury Note	1.38%		02/29/20	250,000	249,599
United States Treasury Note	1.38%		03/15/20	250,000	249,610
Total U.S. Government and Agency Obligations (Cost $2,745,468)					2,745,468

The accompanying notes are an integral part of these financial statements

Page 108	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Prime Money Market Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)(1)
Money Market Registered Investment Companies - 8.8%
Fidelity Prime Institutional Money Market Portfolio, 1.74% (3)	99,310	99,350
Morgan Stanley Government Institutional Fund, 1.51% (3)	2,953,308	2,953,308
Total Money Market Registered Investment Companies (Cost $3,052,658)		3,052,658
Total Investments — 99.9% (Cost $34,789,924)		34,789,924
Other Assets less Liabilities — 0.1%		33,168
Total Net Assets — 100.0%		34,823,092

Trustee Deferred Compensation (4)
Meeder Balanced Fund	667	8,177
Meeder Dynamic Allocation Fund	1,718	20,393
Meeder Muirfield Fund	720	5,695
Meeder Conservative Allocation Fund	191	4,364
Total Trustee Deferred Compensation (Cost $32,870)		38,629

(1)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2019. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(2)

Floating rate security. Interest rates reset periodically. The reference rate and spread are indicated in the description above. The rate shown represents the rate in effect at December 31, 2019. The maturity date shown reflects the earlier of the next demand date or stated maturity date.

(3)

7-day yield as of December 31, 2019. The Fund may invest a significant portion of its assets in shares of one or more investment companies, including money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies.

(4)	Assets of affiliates to the Prime Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 109

Schedule of Investments
December 31, 2019

Institutional Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Bank Obligations — 0.1%
First Merchants Bank Deposit Account	2.10	%(1)	01/02/20	249,235	249,235
Pacific Mercantile Bank Deposit Account	1.55	%(1)	01/02/20	248,972	248,972
Total Bank Obligations (Cost $498,207)					498,207

Certificates of Deposit — 18.5%
Banco Estado Chile Yankee CD	2.75%		03/20/20	2,000,000	2,003,684
Banco Estado Chile Yankee CD	2.69%		03/27/20	3,000,000	3,005,415
Banco Estado Chile Yankee CD	2.70%		04/09/20	3,000,000	3,006,234
Bank of Nova Scotia Yankee CD (Federal Funds Rate + 0.28%)	1.83	%(2)	03/09/20	4,750,000	4,750,413
Bank of Nova Scotia Yankee CD (Monthly U.S. LIBOR + 0.17%)	1.88	%(2)	01/08/20	1,342,000	1,341,852
Bank of Nova Scotia Yankee CD (Monthly U.S. LIBOR + 0.18%)	1.92	%(2)	01/13/20	5,000,000	4,999,125
BNP Paribas Yankee CD (Monthly U.S. LIBOR + 0.19%)	1.95	%(2)	01/21/20	5,000,000	4,999,490
Canadian Imperial Bank Yankee CD (Monthly U.S. LIBOR + 0.17%)	1.91	%(2)	01/14/20	5,000,000	5,001,495
Cooperatieve Rabobank (Monthly U.S. LIBOR + 0.12%)	1.84	%(2)	01/10/20	2,000,000	2,000,186
Cooperatieve Rabobank (Monthly U.S. LIBOR + 0.23%)	1.92	%(2)	01/06/20	3,000,000	3,000,807
Credit Suisse AG/New York, NY Yankee CD (Secured Overnight Financing Rate + 0.28%)	1.82	%(2)	01/07/20	2,715,000	2,713,862
Credit Suisse AG/New York, NY Yankee CD (Secured Overnight Financing Rate + 0.30%)	1.84	%(2)	01/08/20	9,500,000	9,492,210
Mizuho Bank LTD/NY (Quarterly U.S. LIBOR + 0.33%)	2.33	%(2)	01/15/20	5,000,000	5,004,220
MUFG Bank LTD/New York, NY (Monthly U.S. LIBOR + 0.10%)	1.89	%(2)	01/23/20	5,000,000	4,996,040

Institutional Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Certificates of Deposit — continued
Royal Bank of Canada Yankee CD (Monthly U.S. LIBOR + 0.17%)	1.88	%(2)	01/08/20	4,500,000	4,499,730
Westpac Banking Corp Yankee CD (Quarterly U.S. LIBOR + 0.05%)	1.94	%(2)	03/13/20	7,500,000	7,500,406
Total Certificates of Deposit (Cost $68,310,008)					68,315,169

Commercial Paper — 18.2%
American Honda Finance Corp.	1.71%		02/12/20	400,000	399,201
American Honda Finance Corp.	1.71%		03/04/20	1,600,000	1,595,082
American Honda Finance Corp.	1.71%		03/18/20	2,000,000	1,992,364
American Honda Finance Corp.	1.71%		03/19/20	1,000,000	996,129
American Honda Finance Corp.	1.71%		03/23/20	1,000,000	995,910
Anglesea Funding	1.60%		01/02/20	3,000,000	2,999,748
Anglesea Funding	2.10%		01/03/20	2,000,000	1,999,744
Anglesea Funding	1.85%		01/07/20	4,000,000	3,998,740
Anglesea Funding	2.10%		01/10/20	2,000,000	1,999,066
Anglesea Funding	1.90%		02/13/20	6,000,000	5,986,434
Banque et Caisse d’Epargne de l’Etat	2.23%		02/18/20	2,000,000	1,995,324
Banque et Caisse d’Epargne de l’Etat	1.77%		05/27/20	2,000,000	1,985,036
Credit Suisse AG/New York, NY	2.58%		01/28/20	1,000,000	998,571
Credit Suisse AG/New York, NY	2.18%		03/30/20	2,000,000	1,990,450
Exxon Mobil Corp.	1.65%		01/17/20	1,000,000	999,263
ING US Funding, LLC	1.87%		05/01/20	1,000,000	993,761
ING US Funding, LLC (Monthly U.S. LIBOR + 0.20%)	1.94	%(2)	01/15/20	5,000,000	5,000,165
JPMorgan Securities, LLC	2.43%		01/03/20	1,500,000	1,499,808
JPMorgan Securities, LLC	2.59%		01/31/20	1,000,000	998,552
JPMorgan Securities, LLC	2.02%		02/04/20	1,000,000	998,360
JPMorgan Securities, LLC	1.87%		06/15/20	750,000	743,807
Mizuho Bank LTD/NY	1.86%		04/21/20	2,000,000	1,988,488
MUFG Bank LTD/New York, NY	2.37%		03/02/20	1,000,000	996,893

The accompanying notes are an integral part of these financial statements

Page 110	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

Institutional Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Commercial Paper — continued
MUFG Bank LTD/New York, NY	1.92%		05/04/20	1,290,000	1,281,557
MUFG Bank LTD/New York, NY	1.95%		05/15/20	1,000,000	992,837
National Rural Utilities	1.75%		01/07/20	2,000,000	1,999,390
Natixis SA/New York, NY	1.89%		08/14/20	1,500,000	1,481,510
Prudential Financial, Inc.	1.60%		01/02/20	5,000,000	4,999,580
Royal Bank of Canada (Federal Funds Rate + 0.28%)	1.83	%(2)	03/12/20	5,000,000	5,000,210
Royal Bank of Canada (Federal Funds Rate + 0.35%)	1.90	%(2)	01/23/20	4,000,000	4,001,096
Santander UK PLC	1.99%		02/07/20	1,000,000	998,099
Santander UK PLC	1.86%		05/01/20	2,400,000	2,385,115
Total Commercial Paper (Cost $67,286,836)					67,290,290

Corporate Obligations — 21.5%
Bank of Montreal (Monthly U.S. LIBOR + 0.16%)	1.87	%(2)	01/02/20	2,000,000	1,999,704
Bank of New York	2.15%		02/24/20	1,435,000	1,435,121
Caterpillar, Inc. (Quarterly U.S. LIBOR + 0.18%)	2.09	%(2)	02/18/20	1,813,000	1,813,961
Common Wealth Bank of Australia New York, NY	2.30%		03/12/20	1,500,000	1,500,966
IBM Corp. (Quarterly U.S. LIBOR + 0.23%)	2.17	%(2)	01/27/20	4,000,000	4,000,972
John Deere Capital Corp. (Quarterly U.S. LIBOR + 0.18%)	2.22	%(2)	01/07/20	2,460,000	2,460,060
John Deere Capital Corp. (Quarterly U.S. LIBOR + 0.30%)	2.19	%(2)	03/13/20	1,210,000	1,210,550
John Deere Capital Corp. (Quarterly U.S. LIBOR + 0.42%)	2.43	%(2)	01/10/20	1,682,000	1,685,343
Mizuho Securities, LLC (Monthly U.S. LIBOR + 0.225%)	2.02	%(2)	01/27/20	5,000,000	5,000,245
Royal Bank of Canada (Quarterly U.S. LIBOR + 0.38%)	2.29	%(2)	03/02/20	2,885,000	2,886,595
Royal Bank of Canada	2.13%		03/02/20	5,000,000	5,001,350
Toyota Motor Credit Corp. (Quarterly U.S. LIBOR + 0.10%)	2.11	%(2)	01/10/20	4,750,000	4,750,238

Institutional Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Corporate Obligations — continued
Toyota Motor Credit Corp. (Quarterly U.S. LIBOR + 0.40%)	2.30	%(2)	02/13/20	6,095,000	6,095,969
Toyota Motor Credit Corp. (Secured Overnight Financing Rate + 0.40%)	1.94	%(2)	01/22/20	6,500,000	6,503,556
UBS AG Stamford, CT	2.35%		03/26/20	1,291,000	1,292,420
UBS AG Stamford, CT (Quarterly U.S. LIBOR + 0.85%)	2.76	%(2)	03/02/20	3,620,000	3,630,940
UBS AG Stamford, CT	4.88%		02/04/20	3,875,000	3,940,836
Walt Disney Company (Quarterly U.S. LIBOR + 0.13%)	2.03	%(2)	03/04/20	7,713,000	7,715,052
Wells Fargo Bank N.A. (Quarterly U.S. LIBOR + 0.23%)	2.23	%(2)	01/15/20	1,000,000	1,000,151
Wells Fargo Bank N.A. (Monthly U.S. LIBOR + 0.22%)	1.96	%(2)	01/15/20	5,000,000	5,000,645
Wells Fargo Bank N.A.	2.40%		01/15/20	1,375,000	1,375,199
Westpac Banking Corp. (Quarterly U.S. LIBOR + 0.04%)	1.94	%(2)	02/11/20	5,000,000	5,000,295
Westpac Banking Corp. (Quarterly U.S. LIBOR + 0.43%)	2.32	%(2)	03/06/20	2,556,000	2,557,454
Westpac Banking Corp.	2.15%		03/06/20	1,564,000	1,564,405
Total Corporate Obligations (Cost $79,409,295)					79,422,027

Repurchase Agreements — 27.0%
Guggenheim Securities (Collateralized by $19,091,228 FNMA, 4.00%, due 3/1/48, fair value $20,408,163)(proceeds $20,001,744), purchase date 12/31/19	1.57%		01/02/20	20,000,000	20,000,000

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 111

Schedule of Investments
December 31, 2019

Institutional Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Repurchase Agreements — continued
INTL FCStone (Collateralized by $19,813,408 various Corporate Bonds, FNMAs, and Treasury Notes, 1.55% - 6.10%, due 1/27/20 - 3/15/49, fair value $20,541,407)(proceeds $20,001,833), purchase date 12/31/19	1.65%		01/02/20	20,000,000	20,000,000
South Street (Collateralized by $19,452,835 various FNMAs, FHLBs, and FMACs, 2.404% - 5.66%, due 6/11/21 - 10/1/49, fair value $20,400,000)(proceeds $20,001,722), purchase date 12/31/19	1.55%		01/02/20	20,000,000	20,000,000
South Street (Collateralized by $39,048,836 various FHLBs, FNMAs, FMACs GNMAs and FFCBs, 2.405% - 6.50%, due 6/11/21 - 4/15/60, fair value $40,800,000)(proceeds $40,003,333), purchase date 12/31/19	1.50%		01/02/20	40,000,000	40,000,000
Total Repurchase Agreements (Cost $100,000,000)					100,000,000

U.S. Government and Agency Obligations — 7.0%
Federal Farm Credit Bank (Federal Funds Rate + 0.10%)	1.65	%(2)	03/16/20	5,000,000	4,998,800
United States Treasury Bill	1.57%		02/06/20	2,000,000	1,997,066
United States Treasury Bill	1.56%		02/11/20	2,000,000	1,996,694
United States Treasury Bill	1.58%		02/18/20	2,000,000	1,996,096

Institutional Prime Money Market Fund
Security Description	Coupon/ Yield	Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
U.S. Government and Agency Obligations — continued
United States Treasury Bill	1.57%	02/20/20	2,000,000	1,995,888
United States Treasury Bill	1.57%	03/26/20	2,000,000	1,992,934
United States Treasury Bill	1.61%	05/28/20	2,000,000	1,987,436
United States Treasury Note	1.63%	06/30/20	5,000,000	4,999,805
United States Treasury Note	1.38%	02/29/20	2,000,000	1,996,640
United States Treasury Note	1.38%	03/15/20	2,000,000	1,996,484
Total U.S. Government and Agency Obligations (Cost $25,959,893)				25,957,843

Security Description	Shares or Principal Amount ($)	Fair Value ($)(1)
Money Market Registered Investment Companies — 7.7%
Fidelity Prime Institutional Money Market Portfolio, 1.74% (3)	97,462	97,501
Morgan Stanley Government Institutional Fund, 1.51% (3)	28,375,989	28,375,989
Total Money Market Registered Investment Companies (Cost $28,473,490)		28,473,490
Total Investments — 100.0% (Cost $369,937,729)		369,957,026
Other Assets less Liabilities — 0.0%		162,990
Total Net Assets — 100.0%		370,120,016

Trustee Deferred Compensation (4)
Meeder Balanced Fund	44	539
Meeder Dynamic Allocation Fund	102	1,211
Meeder Muirfield Fund	139	1,099
Meeder Conservative Allocation Fund	14	320
Total Trustee Deferred Compensation (Cost $3,040)		3,169

(1)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2019. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

The accompanying notes are an integral part of these financial statements

Page 112	2019 Annual Report | December 31, 2019

Schedule of Investments
December 31, 2019

(2)

Floating rate security. Interest rates reset periodically. The reference rate and spread are indicated in the description above. The rate shown represents the rate in effect at December 31, 2019. The maturity date shown reflects the earlier of the next demand date or stated maturity date.

(3)

7-day yield as of December 31, 2019. The Fund may invest a significant portion of its assets in shares of one or more investment companies, including money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies.

(4)	Assets of affiliates to the Institutional Prime Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 113

Statements of Assets & Liabilities December 31, 2019
	Muirfield Fund	Spectrum Fund	Global Allocation Fund
Assets
Investments, at fair value (1)(2)	$539,479,523	$209,447,222	$32,150,030
Repurchase agreements, at fair value (1)	—	—	—
Investments in affiliates, at fair value (1)	131,391,282	5,987,102	16,954,500
Trustee deferred compensation investments, at fair value	236,466	29,730	99,496
Due from Broker	2,700,000	1,000,000	800,000
Deposits at broker for futures contracts (3)	7,466,738	5,090,541	1,217,881
Cash held at broker for collateral on securities sold short	—	63,392,920	—
Receivable for securities sold	10,196,742	2,672,829	1,093,173
Receivable for capital stock issued	704,728	198,580	7,128
Receivable from investment adviser	—	—	—
Interest and dividend receivable	686,867	316,776	49,499
Prepaid expenses/other assets	427,253	97,154	15,174
Total Assets	693,289,599	288,232,854	52,386,881

Liabilities
Securities sold short at fair value (proceeds $69,353,024)	—	71,384,614	—
Payable for securities purchased	10,166,567	3,070,194	631,094
Payable for collateral on securities loaned	316,373	138,013	—
Payable for Trustee Deferred Compensation Plan	236,466	29,730	99,496
Payable for capital stock redeemed	420,504	114,893	145,388
Dividends payable	—	—	—
Dividend expense payable on short positions	—	135,834	—
Payable to investment adviser	358,849	129,983	31,954
Accrued distribution plan (12b-1) and shareholder service plan fees	249,947	80,804	14,348
Accrued transfer agent, fund accounting, CCO, and administrative fees	54,865	41,244	13,193
Accrued trustee fees	4,755	1,270	524
Other accrued liabilities	53,323	39,567	27,353
Total Liabilities	11,861,649	75,166,147	963,350

Net Assets	$681,427,950	$213,066,708	$51,423,531

Net Assets
Capital	$610,752,838	$183,483,458	$45,579,749
Distributable Earnings (Accumulated Deficit)	70,675,112	29,583,250	5,843,782
Total Net Assets	$681,427,950	$213,066,708	$51,423,531

Net Asset Value Per Share
Retail Class
Net Assets	$189,104,868	$51,060,331	$11,154,075
Shares Outstanding	23,894,270	4,189,233	985,751
Net Asset Value, Offering and Redemption Price Per Share	$7.91	$12.19	$11.32

Adviser Class
Net Assets	$60,024,027	$15,563,683	$1,772,440
Shares Outstanding	7,526,712	1,267,937	156,158
Net Asset Value, Offering and Redemption Price Per Share	$7.97	$12.27	$11.35

Institutional Class
Net Assets	$432,299,055	$146,442,694	$38,497,016
Shares Outstanding	54,121,917	11,895,961	3,389,889
Net Asset Value, Offering and Redemption Price Per Share	$7.99	$12.31	$11.36

Net Asset Value Per Share - Money Market Funds
Net Assets
Shares Outstanding
Net Asset Value, Offering and Redemption Price Per Share

(1) Investments and affiliated investments at cost	$575,929,625	$176,266,589	$44,212,928
(2) Fair value of securities loaned included in investments at fair value (See Note #2, Note #3, and Note #5)	$310,803	$135,963	$—
(3) Required margin held as collateral for futures contracts	$5,824,700	$4,000,400	$885,000

The accompanying notes are an integral part of these financial statements

Page 114	2019 Annual Report | December 31, 2019

Balanced Fund	Moderate Allocation Fund	Conservative Allocation Fund	Dynamic Allocation Fund	Quantex Fund	Total Return Bond Fund	Prime Money Market Fund	Institutional Prime Money Market Fund

$334,863,299	$151,942,996	$126,355,576	156,468,974	$62,246,916	$59,642,748	$28,289,924	$269,957,026
—	—	—	—	—	—	6,500,000	100,000,000
67,392,229	23,031,540	9,379,205	40,107,913	1,503,598	2,171,908	—	—
153,586	19,059	62,740	197,387	58,666	64,932	38,629	3,169
1,800,000	1,100,000	500,000	1,200,000	150,000	—	—	—
3,776,833	1,296,607	601,218	2,553,987	166,155	—	—	—
—	—	—	—	—	—	—	—
4,047,748	1,819,675	1,581,991	3,547,121	2,919,130	—	—	—
524,158	189,625	213,354	69,797	11,642	84,681	—	—
—	—	—	—	—	—	6,317	22,359
381,893	156,193	109,719	190,110	83,151	53,838	50,711	627,304
195,923	15,161	12,288	17,971	9,097	11,205	10,258	12,401
413,135,669	179,570,856	138,816,091	204,353,260	67,148,355	62,029,312	34,895,839	370,622,259

—	—	—	—	—	—	—	—
4,041,261	1,209,006	581,591	3,430,455	2,800,904	—	—	—
122,950	34,498	—	64,474	1,339,509	—	—	—
153,586	19,059	62,740	197,387	58,666	64,932	38,629	3,169
163,086	48,905	70,867	191,125	92,667	58,112	—	—
—	—	—	—	—	—	469	421,460
—	—	—	—	—	—	—	—
226,965	88,347	57,195	107,209	38,662	14,893	—	—
150,349	61,590	49,598	56,128	34,531	20,044	30	53
34,778	35,405	28,508	39,122	15,156	14,133	8,183	48,431
2,682	1,158	1,016	1,239	763	592	171	171
42,987	32,787	32,705	33,128	28,772	24,131	25,265	28,959
4,938,644	1,530,755	884,220	4,120,267	4,409,630	196,837	72,747	502,243

$408,197,025	$178,040,101	$137,931,871	$200,232,993	$62,738,725	$61,832,475	$34,823,092	$370,120,016

$371,849,763	$168,246,628	$133,941,417	$170,959,437	$50,423,941	$71,924,506	$34,823,092	$370,103,959
36,347,262	9,793,473	3,990,454	29,273,556	12,314,784	(10,092,031)	—	16,057
$408,197,025	$178,040,101	$137,931,871	$200,232,993	$62,738,725	$61,832,475	$34,823,092	$370,120,016

$92,815,223	$35,459,671	$31,688,314	$40,977,268	$24,978,843	$11,137,276
7,570,341	2,993,234	1,386,897	3,453,342	658,885	1,177,297
$12.26	$11.85	$22.85	$11.87	$37.91	$9.46

$20,182,187	$10,079,940	$6,787,174	$13,136,739	$1,113,442	$4,205,468
1,634,042	849,654	293,422	1,103,012	29,293	444,199
$12.35	$11.86	$23.13	$11.91	$38.01	$9.47

$295,199,615	$132,500,490	$99,456,383	$146,118,986	$36,646,440	$46,489,731
23,880,056	11,146,098	4,291,121	12,275,220	964,116	4,911,295
$12.36	$11.89	$23.18	$11.90	$38.01	$9.47

						$34,823,092	$370,120,016
						34,823,092	370,135,797
						$1.00	$1.0000

$361,202,375	$163,104,630	$129,061,491	$169,890,349	$50,926,107	$60,063,599	$34,789,924	$369,937,729
$120,786	$33,890	$—	$63,339	$1,309,924	$—	$—	$—
$2,901,000	$981,500	$395,500	$1,882,700	$79,200	$—	$—	$—

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 115

Statements of Operations For the Year Ended December 31, 2019
	Muirfield Fund	Spectrum Fund	Global Allocation Fund
Investment Income
Interest	$20,116	$99	$33,760
Income from affiliates	4,142,249	170,261	462,832
Dividends	10,617,952	4,186,227	856,019
Total Investment Income	14,780,317	4,356,587	1,352,611

Fund Expenses
Investment adviser	4,264,413	1,515,212	417,657
Transfer agent - Retail Class	230,092	61,269	15,248
Transfer agent - Adviser Class	75,561	18,123	2,009
Transfer agent - Institutional Class	492,230	164,146	49,568
Transfer agent - Money Market Funds
Fund accounting	103,490	57,295	40,138
Administrative	541,922	172,359	54,550
Trustee	28,221	8,772	2,655
Audit	18,051	17,312	18,009
Legal	5,743	5,750	5,741
Custody	67,323	19,529	5,272
Printing	20,365	6,215	1,185
Distribution plan (12b-1) - Retail Class (1)	383,487	127,645	31,767
Distribution plan (12b-1) - Money Market Funds
Shareholder service plan - Retail Class	330,357	102,116	22,855
Shareholder service plan - Adviser Class	112,675	29,234	3,293
Shareholder service plan - Institutional Class	304,237	101,872	2,099
Postage	32,144	20,519	1,002
Registration and filing	103,159	68,014	47,723
Insurance	32,114	10,264	3,427
Chief Compliance Officer	6,818	6,818	6,818
Dividend expense on securities sold short	—	511,287	—
Other	36,214	26,883	23,189
Total Expenses Before Reductions	7,188,616	3,050,634	754,205

Expenses voluntarily reimbursed/waived by investment adviser (See Note #5)	—	—	—
Expenses contractually reimbursed/waived by investment adviser (See Note #5)	—	—	—
Securities lending credit (See Note #5)	(7,999)	(1,794)	(7,329)
Transfer agent expenses voluntarily waived (See Note #5)	(459,000)	(27,000)	—

Net Expenses	6,721,617	3,021,840	746,876

Net Investment Income (Loss)	8,058,700	1,334,747	605,735

Net Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from unaffiliated investments	5,287,276	1,951,713	1,185,784
Net realized gains (losses) from affiliated investments	13,344	2,628	2,665
Net realized gains (losses) from closed short positions	—	(6,196,857)	—
Net realized gains (losses) from futures contracts	(23,737,399)	(2,807,340)	31,530
Distributions of long-term realized gains by other investment companies	—	—	6,397
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, and Distributions of Long-term Realized Gains by Other Investment Companies	(18,436,779)	(7,049,856)	1,226,376

Net change in unrealized appreciation (depreciation) of unaffiliated investments	98,468,884	40,906,534	5,044,114
Net change in unrealized appreciation (depreciation) of affiliated investments	18,274	6	659
Net change in unrealized appreciation (depreciation) of short positions	—	(9,713,261)	—
Net change in unrealized appreciation (depreciation) of futures contracts	(2,782,741)	(167,593)	(116,736)
Net Change in Unrealized Appreciation (Depreciation) of Investment Transactions and Futures Contracts	95,704,417	31,025,686	4,928,037

Net Realized and Unrealized Gain (Loss) from Investments	77,267,638	23,975,830	6,154,413

Net Change in Net Assets Resulting from Operations	$85,326,338	$25,310,577	$6,760,148

(1)	Only the Retail Class of shares has adopted a Rule 12b-1 Plan. See #5 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements

Page 116	2019 Annual Report | December 31, 2019

Balanced Fund	Moderate Allocation Fund	Conservative Allocation Fund	Dynamic Allocation Fund	Quantex Fund	Total Return Bond Fund	Prime Money Market Fund	Institutional Prime Money Market Fund

$345,959	$252,587	$269,682	$19,975	$19,233	$217,611	$853,934	$10,514,772
1,764,698	639,840	286,295	950,849	27,506	51,265	—	—
8,564,930	4,510,929	4,217,347	3,620,192	1,306,659	2,036,231	—	—
10,675,587	5,403,356	4,773,324	4,591,016	1,353,398	2,305,107	853,934	10,514,772

2,636,888	1,049,019	692,245	1,452,694	499,671	265,615	141,770	1,229,679
111,353	40,997	38,058	50,409	34,773	11,144
24,026	12,010	7,945	15,024	1,241	3,194
331,999	156,797	120,136	167,001	43,934	38,786
						28,356	345,494
75,948	54,484	50,845	56,369	42,324	42,281	36,088	80,187
321,585	149,869	120,759	164,956	63,298	63,123	35,442	355,497
16,606	7,635	6,157	8,560	3,157	3,187	1,120	1,045
15,584	15,491	15,547	19,533	18,009	14,627	14,317	14,318
5,741	5,748	5,739	5,096	5,741	5,736	5,396	5,697
38,837	17,375	13,923	19,382	6,372	6,810	3,019	35,253
11,605	5,386	4,170	5,728	1,811	994	1,107	11,930
231,985	85,409	79,287	105,019	57,955	34,825
						15	3
181,781	66,959	54,618	80,112	36,013	26,197
36,371	17,305	11,713	25,309	2,122	7,073
213,337	93,723	78,484	34,300	16,099	28,281
22,519	11,618	11,686	12,942	2,057	1,553	2,652	3,481
72,456	69,393	64,327	64,294	48,525	50,516	23,246	21,494
20,368	9,413	8,520	8,192	3,594	1,229	2,295	22,893
6,818	6,818	6,818	6,818	6,818	6,818	6,818	6,818
—	—	—	—	—	—	—	—
30,046	24,793	24,106	25,640	24,660	25,675	35,097	42,118
4,405,853	1,900,242	1,415,083	2,327,378	918,174	637,664	336,738	2,175,907

—	—	—	—	—	—	(200,814)	(1,526,569)
—	—	—	(193,695)	—	(73,044)	—	—
(51,358)	(38,030)	(42,973)	(19,779)	(22,529)	—	—	—
(207,000)	—	—	—	—	—	(7,091)	(86,371)

4,147,495	1,862,212	1,372,110	2,113,904	895,645	564,620	128,833	562,967

6,528,092	3,541,144	3,401,214	2,477,112	457,753	1,740,487	725,101	9,951,805

3,981,939	1,811,605	1,326,184	3,749,011	24,656	463,187	—	(20)
2,455	1,878	577	(477)	140	558	—	—
—	—	—	—	—	—	—	—
(7,664,888)	(1,665,614)	(906,104)	7,019,330	(30,996)	—	—	—
154,319	113,587	124,230	—	—	92,938	—	—
(3,526,175)	261,456	544,887	10,767,864	(6,200)	556,683	—	(20)

44,261,682	15,293,505	9,945,652	27,121,541	9,749,209	2,628,013	—	73,938
6,357	1,665	1,067	3,616	7	(232)	—	—
—	—	—	—	—	—	—	—
(937,849)	(226,337)	(140,936)	958,062	527,540	—	—	—
43,330,190	15,068,833	9,805,783	28,083,219	10,276,756	2,627,781	—	73,938

39,804,015	15,330,289	10,350,670	38,851,083	10,270,556	3,184,464	—	73,918

$46,332,107	$18,871,433	$13,751,884	$41,328,195	$10,728,309	$4,924,951	$725,101	$10,025,723

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 117

Statements of Changes in Net Assets For the Years Ended December 31,
	Muirfield Fund		Spectrum Fund
	2019	2018	2019	2018
Operations
Net investment income (loss)	$8,058,700	$4,316,352	$1,334,747	$939,831
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	(18,436,779)	11,690,038	(7,049,856)	1,515,878
Net change in unrealized appreciation (depreciation) of investment transactions and futures contracts	95,704,417	(40,476,681)	31,025,686	(9,652,387)
Net change in net assets resulting from operations	85,326,338	(24,470,291)	25,310,577	(7,196,678)

Distributions to Shareholders
Retail Class	(5,010,444)	(3,029,797)	(488,471)	(634,850)
Adviser Class	(1,635,066)	(976,171)	(151,230)	(205,754)
Institutional Class	(11,891,386)	(5,553,367)	(1,431,158)	(1,832,352)
Net change in net assets resulting from distributions	(18,536,896)	(9,559,335)	(2,070,859)	(2,672,956)

Capital Transactions:
Issued	197,324,991	377,780,674	51,986,998	93,858,412
Reinvested	18,362,502	9,280,425	2,059,900	2,661,072
Redeemed	(212,058,081)	(219,984,539)	(46,954,317)	(58,789,698)
Net change in net assets resulting from capital transactions	3,629,412	167,076,560	7,092,581	37,729,786

Total Change in Net Assets	70,418,854	133,046,934	30,332,299	27,860,152

Net Assets - Beginning of Year	611,009,096	477,962,162	182,734,409	154,874,257

Net Assets - End of Year	$681,427,950	$611,009,096	$213,066,708	$182,734,409

Share Transactions:
Issued	26,485,691	49,143,680	4,579,626	7,993,833
Reinvested	2,358,583	1,258,674	170,107	239,817
Redeemed	(28,277,770)	(28,720,467)	(4,096,807)	(4,982,155)
Net change in shares	566,504	21,681,887	652,926	3,251,495

The accompanying notes are an integral part of these financial statements

Page 118	2019 Annual Report | December 31, 2019

Global Allocation Fund		Balanced Fund		Moderate Allocation Fund		Conservative Allocation Fund
2019	2018	2019	2018	2019	2018	2019	2018

$605,735	$566,652	$6,528,092	$4,533,093	$3,541,144	$2,641,783	$3,401,214	$2,852,290
1,226,376	1,115,237	(3,526,175)	277,369	261,456	(2,620,849)	544,887	(3,518,554)
4,928,037	(5,954,021)	43,330,190	(16,515,908)	15,068,833	(4,883,381)	9,805,783	(3,132,054)
6,760,148	(4,272,132)	46,332,107	(11,705,446)	18,871,433	(4,862,447)	13,751,884	(3,798,318)

(242,208)	(694,187)	(1,368,254)	(1,273,976)	(571,424)	(1,589,145)	(689,225)	(1,147,450)
(38,283)	(80,880)	(326,176)	(307,223)	(194,767)	(435,680)	(160,298)	(226,427)
(940,057)	(2,231,829)	(4,882,547)	(4,102,139)	(2,678,105)	(5,395,120)	(2,525,999)	(3,425,952)
(1,220,548)	(3,006,896)	(6,576,977)	(5,683,338)	(3,444,296)	(7,419,945)	(3,375,522)	(4,799,829)

7,060,084	39,142,473	104,242,588	245,111,176	39,833,668	179,582,098	32,486,841	146,267,121
1,220,307	3,001,909	6,544,647	5,665,161	3,422,617	7,391,639	3,357,881	4,785,255
(20,806,165)	(50,393,875)	(91,154,144)	(163,418,052)	(42,505,891)	(78,947,761)	(37,570,100)	(38,139,031)
(12,525,774)	(8,249,493)	19,633,091	87,358,285	750,394	108,025,976	(1,725,378)	112,913,345

(6,986,174)	(15,528,521)	59,388,221	69,969,501	16,177,531	95,743,584	8,650,984	104,315,198

58,409,705	73,938,226	348,808,804	278,839,303	161,862,570	66,118,986	129,280,887	24,965,689

$51,423,531	$58,409,705	$408,197,025	$348,808,804	$178,040,101	$161,862,570	$137,931,871	$129,280,887

662,661	3,354,047	9,007,314	20,814,984	3,527,952	15,299,240	1,456,459	6,417,751
110,294	286,815	549,529	496,215	295,525	665,473	147,638	218,857
(1,946,833)	(4,341,745)	(7,799,068)	(13,914,576)	(3,730,284)	(6,735,567)	(1,669,810)	(1,699,479)
(1,173,878)	(700,883)	1,757,775	7,396,623	93,193	9,229,146	(65,713)	4,937,129

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 119

Statements of Changes in Net Assets For the Year Ended December 31, 2019
	Dynamic Allocation Fund		Quantex Fund
	2019	2018	2019	2018
Operations
Net investment income (loss)	$2,477,112	$1,397,609	$457,753	$200,832
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	10,767,864	(2,670,698)	(6,200)	7,943,066
Net change in unrealized appreciation (depreciation) of investment transactions and futures contracts	28,083,219	(16,036,140)	10,276,756	(16,873,003)
Net change in net assets resulting from operations	41,328,195	(17,309,229)	10,728,309	(8,729,105)

Distributions to Shareholders
Retail Class	(913,644)	(521,444)	(180,584)	—
Adviser Class	(313,636)	(154,361)	(7,848)	(104)
Institutional Class	(3,749,086)	(1,746,253)	(333,427)	(66,917)
Money Market Funds
Net change in net assets resulting from distributions	(4,976,366)	(2,422,058)	(521,859)	(67,021)

Capital Transactions:
Issued	34,492,243	113,204,066	12,115,546	47,785,941
Reinvested	4,969,211	2,415,959	409,937	42,224
Redeemed	(49,475,357)	(52,891,314)	(24,649,606)	(69,140,186)
Net change in net assets resulting from capital transactions	(10,013,903)	62,728,711	(12,124,123)	(21,312,021)

Total Change in Net Assets	26,337,926	42,997,424	(1,917,673)	(30,108,147)

Net Assets - Beginning of Year	173,895,067	130,897,643	64,656,398	94,764,545

Net Assets - End of Year	$200,232,993	$173,895,067	$62,738,725	$64,656,398

Share Transactions:
Issued	3,147,990	10,226,217	338,751	1,293,841
Reinvested	428,100	234,222	11,297	1,112
Redeemed	(4,466,355)	(4,794,911)	(702,095)	(1,868,379)
Net change in shares	(890,265)	5,665,528	(352,047)	(573,426)

The accompanying notes are an integral part of these financial statements

Page 120	2019 Annual Report | December 31, 2019

Total Return Bond Fund		Prime Money Market Fund		Institutional Prime Money Market Fund
2019	2018	2019	2018	2019	2018

$1,740,487	$1,639,459	$725,101	$560,559	$9,951,805	$7,187,753
556,683	(1,930,052)	—	—	(20)	(1,999)
2,627,781	(1,036,232)	—	—	73,938	5,465
4,924,951	(1,326,825)	725,101	560,559	10,025,723	7,191,219

(318,972)	(370,637)
(105,786)	(69,633)
(1,325,202)	(1,132,401)
		(725,101)	(560,559)	(9,951,803)	(7,187,755)
(1,749,960)	(1,572,671)	(725,101)	(560,559)	(9,951,803)	(7,187,755)

16,660,352	30,712,205	21,752,554	36,584,300	337,972,181	655,634,899
1,737,187	1,565,286	686,595	520,240	1,149,955	770,570
(26,679,180)	(150,994,621)	(28,496,871)	(31,434,432)	(440,678,548)	(481,353,876)
(8,281,641)	(118,717,130)	(6,057,722)	5,670,108	(101,556,412)	175,051,593

(5,106,650)	(121,616,626)	(6,057,722)	5,670,108	(101,482,492)	175,055,057

66,939,125	188,555,751	40,880,814	35,210,706	471,602,508	296,547,451

$61,832,475	$66,939,125	$34,823,092	$40,880,814	$370,120,016	$471,602,508

1,785,878	3,353,494	21,752,554	36,584,300	337,937,146	655,689,013
185,122	172,277	686,595	520,240	1,149,805	770,617
(2,847,058)	(16,229,362)	(28,496,871)	(31,434,432)	(440,622,456)	(481,379,810)
(876,058)	(12,703,591)	(6,057,722)	5,670,108	(101,535,505)	175,079,820

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 121

Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Muirfield Fund - Retail Class (1)(2)(3)(4)
2019	$7.16	0.07	0.89	0.96	(0.03)	(0.18)	0.00	(0.21)
2018	$7.54	0.04	(0.31)	(0.27)	(0.04)	(0.07)	0.00	(0.11)
2017	$6.79	0.04	1.34	1.38	(0.04)	(0.59)	0.00	(0.63)
2016	$6.47	0.05	0.32	0.37	(0.05)	0.00	0.00	(0.05)
2015	$7.03	0.02	(0.41)	(0.39)	(0.02)	(0.15)	0.00	(0.17)
Muirfield Fund - Adviser Class (1)(2)(3)(4)
2019	$7.20	0.09	0.90	0.99	(0.04)	(0.18)	0.00	(0.22)
2018	$7.57	0.06	(0.31)	(0.25)	(0.05)	(0.07)	0.00	(0.12)
2017	$6.80	0.05	1.34	1.39	(0.03)	(0.59)	0.00	(0.62)
2016 (9)	$6.51	0.01	0.29	0.30	(0.01)	0.00	0.00	(0.01)
Muirfield Fund - Institutional Class (1)(2)(3)(4)
2019	$7.21	0.10	0.90	1.00	(0.04)	(0.18)	0.00	(0.22)
2018	$7.57	0.08	(0.31)	(0.23)	(0.06)	(0.07)	0.00	(0.13)
2017	$6.80	0.07	1.33	1.40	(0.04)	(0.59)	0.00	(0.63)
2016 (9)	$6.51	0.02	0.29	0.31	(0.02)	0.00	0.00	(0.02)
Spectrum Fund - Retail Class (1)(2)(3)(4)
2019	$10.89	0.04	1.38	1.42	(0.01)	(0.11)	0.00	(0.12)
2018	$11.48	0.03	(0.49)	(0.46)	0.00	(0.13)	0.00	(0.13)
2017	$10.28	(0.01)	1.99	1.98	0.00	(0.78)	0.00	(0.78)
2016	$9.73	0.02	0.66	0.68	(0.02)	(0.11)	0.00	(0.13)
2015 (6)	$10.00	(0.04)	(0.08)	(0.12)	0.00	(0.13)	(0.02)	(0.15)
Spectrum Fund - Adviser Class (1)(2)(3)(4)
2019	$10.95	0.07	1.37	1.44	(0.01)	(0.11)	0.00	(0.12)
2018	$11.53	0.06	(0.48)	(0.42)	(0.03)	(0.13)	0.00	(0.16)
2017	$10.29	0.02	2.00	2.02	0.00	(0.78)	0.00	(0.78)
2016 (9)	$9.97	0.02	0.43	0.45	(0.02)	(0.11)	0.00	(0.13)
Spectrum Fund - Institutional Class (1)(2)(3)(4)
2019	$10.96	0.09	1.38	1.47	(0.01)	(0.11)	0.00	(0.12)
2018	$11.54	0.08	(0.49)	(0.41)	(0.04)	(0.13)	0.00	(0.17)
2017	$10.29	0.05	1.98	2.03	0.00	(0.78)	0.00	(0.78)
2016 (9)	$9.97	0.02	0.43	0.45	(0.02)	(0.11)	0.00	(0.13)
Global Allocation Fund - Retail Class (1)(2)(3)(4)
2019	$10.22	0.08	1.26	1.34	(0.04)	(0.20)	0.00	(0.24)
2018	$11.53	0.05	(0.85)	(0.80)	(0.06)	(0.45)	0.00	(0.51)
2017	$9.56	0.04	2.09	2.13	(0.03)	(0.13)	0.00	(0.16)
2016	$9.34	0.09	0.24	0.33	(0.11)	0.00	0.00	(0.11)
2015	$10.38	0.04	(0.79)	(0.75)	(0.04)	(0.25)	0.00	(0.29)
Global Allocation Fund - Adviser Class (1)(2)(3)(4)
2019	$10.24	0.11	1.25	1.36	(0.05)	(0.20)	0.00	(0.25)
2018	$11.54	0.09	(0.86)	(0.77)	(0.08)	(0.45)	0.00	(0.53)
2017	$9.57	0.15	2.03	2.18	(0.08)	(0.13)	0.00	(0.21)
2016 (9)	$9.41	0.06	0.16	0.22	(0.06)	0.00	0.00	(0.06)
Global Allocation Fund - Institutional Class (1)(2)(3)(4)
2019	$10.24	0.13	1.26	1.39	(0.07)	(0.20)	0.00	(0.27)
2018	$11.55	0.11	(0.86)	(0.75)	(0.11)	(0.45)	0.00	(0.56)
2017	$9.58	0.12	2.09	2.21	(0.11)	(0.13)	0.00	(0.24)
2016 (9)	$9.41	0.06	0.16	0.22	(0.05)	0.00	0.00	(0.05)

See footnotes on pages 128 and 129.

The accompanying notes are an integral part of these financial statements

Page 122	2019 Annual Report | December 31, 2019

		Ratios/ Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (10)	Ratio of Expenses to Average Net Assets Before Fee Reductions (11)	Portfolio Turnover Rate

$7.91	13.53%	$189,105	0.94%	1.28%	1.28%	222%
$7.16	(3.66%)	$203,287	0.54%	1.32%	1.32%	225%
$7.54	20.29%	$250,322	0.49%	1.33%	1.33%	276%
$6.79	5.72%	$390,817	0.73%	1.36%	1.35%	414%
$6.47	(5.50%)	$390,945	0.33%	1.35%	1.37%	277%

$7.97	13.81%	$60,024	1.14%	1.09%	1.09%	222%
$7.20	(3.39%)	$61,159	0.79%	1.10%	1.17%	225%
$7.57	20.50%	$41,440	0.71%	1.11%	1.20%	276%
$6.80	4.68%	$154	1.32%	0.99%	0.99%	414%

$7.99	14.01%	$432,299	1.35%	0.87%	0.98%	222%
$7.21	(3.17%)	$346,563	1.00%	0.90%	0.98%	225%
$7.57	20.60%	$186,200	0.88%	0.91%	1.00%	276%
$6.80	4.72%	$845	1.33%	0.98%	0.98%	414%

$12.19	13.03%	$51,060	0.37%	1.77%	1.77%	74%
$10.89	(3.97%)	$51,083	0.26%	1.89%	1.89%	97%
$11.48	19.28%	$59,441	(0.08%)	2.16%	2.16%	120%
$10.28	6.97%	$124,009	0.16%	1.99%	1.99%	235%
$9.73	(1.21%)	$125,597	(0.36%)	2.12%	2.19%	161%

$12.27	13.17%	$15,564	0.63%	1.51%	1.51%	74%
$10.95	(3.67%)	$14,486	0.49%	1.70%	1.70%	97%
$11.53	19.65%	$12,921	0.21%	1.89%	2.01%	120%
$10.29	4.49%	$48	1.07%	1.88%	1.88%	235%

$12.31	13.44%	$146,443	0.77%	1.38%	1.40%	74%
$10.96	(3.51%)	$117,166	0.71%	1.50%	1.50%	97%
$11.54	19.75%	$82,513	0.45%	1.70%	1.82%	120%
$10.29	4.52%	$461	1.07%	1.87%	1.87%	235%

$11.32	13.17%	$11,154	0.76%	1.68%	1.68%	185%
$10.22	(6.94%)	$13,810	0.47%	1.63%	1.63%	163%
$11.53	22.33%	$35,512	0.35%	1.63%	1.63%	179%
$9.56	3.54%	$75,657	1.00%	1.41%	1.54%	169%
$9.34	(7.21%)	$106,422	0.42%	1.42%	1.50%	170%

$11.35	13.34%	$1,772	1.01%	1.45%	1.45%	185%
$10.24	(6.73%)	$1,624	0.75%	1.44%	1.44%	163%
$11.54	22.84%	$1,057	1.38%	1.33%	1.44%	179%
$9.57	2.34%	$30	3.79%	1.17%	1.17%	169%

$11.36	13.66%	$38,497	1.19%	1.25%	1.25%	185%
$10.24	(6.57%)	$42,976	0.94%	1.20%	1.20%	163%
$11.55	23.07%	$37,369	1.13%	1.10%	1.21%	179%
$9.58	2.34%	$330	3.76%	1.18%	1.18%	169%

See footnotes on pages 128 and 129.

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 123

Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations				Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)		Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Balanced Fund - Retail Class (1)(2)(3)(4)
2019	$11.08	0.16		1.20	1.36	(0.09)	(0.09)	0.00	(0.18)
2018	$11.61	0.12		(0.49)	(0.37)	(0.10)	(0.06)	0.00	(0.16)
2017	$10.74	0.09		1.49	1.58	(0.11)	(0.60)	0.00	(0.71)
2016	$10.36	0.11		0.39	0.50	(0.12)	0.00	0.00	(0.12)
2015	$10.98	0.09		(0.58)	(0.49)	(0.08)	(0.05)	0.00	(0.13)
Balanced Fund - Adviser Class (1)(2)(3)(4)
2019	$11.15	0.19		1.21	1.40	(0.11)	(0.09)	0.00	(0.20)
2018	$11.68	0.15		(0.49)	(0.34)	(0.13)	(0.06)	0.00	(0.19)
2017	$10.74	0.13		1.50	1.63	(0.09)	(0.60)	0.00	(0.69)
2016 (9)	$10.49	0.04		0.25	0.29	(0.04)	0.00	0.00	(0.04)
Balanced Fund - Institutional Class (1)(2)(3)(4)
2019	$11.15	0.21		1.21	1.42	(0.12)	(0.09)	0.00	(0.21)
2018	$11.68	0.18		(0.51)	(0.33)	(0.14)	(0.06)	0.00	(0.20)
2017	$10.75	0.16		1.47	1.63	(0.10)	(0.60)	0.00	(0.70)
2016 (9)	$10.49	0.04		0.26	0.30	(0.04)	0.00	0.00	(0.04)
Moderate Allocation Fund - Retail Class (1)(2)(3)(4)
2019	$10.84	0.20		1.00	1.20	(0.19)	0.00	0.00	(0.19)
2018	$11.66	0.18		(0.48)	(0.30)	(0.16)	(0.36)	0.00	(0.52)
2017	$10.46	0.07		1.60	1.67	(0.05)	(0.42)	0.00	(0.47)
2016	$9.50	0.16		0.97	1.13	(0.17)	0.00	0.00	(0.17)
2015 (7)	$10.00	0.18		(0.59)	(0.41)	(0.09)	0.00	0.00	(0.09)
Moderate Allocation Fund - Adviser Class (1)(2)(3)(4)
2019	$10.85	0.24		1.00	1.24	(0.23)	0.00	0.00	(0.23)
2018	$11.66	0.21		(0.49)	(0.28)	(0.17)	(0.36)	0.00	(0.53)
2017	$10.46	0.12		1.59	1.71	(0.09)	(0.42)	0.00	(0.51)
2016 (9)	$9.87	0.03		0.59	0.62	(0.03)	0.00	0.00	(0.03)
Moderate Allocation Fund - Institutional Class (1)(2)(3)(4)
2019	$10.88	0.25		1.00	1.25	(0.24)	0.00	0.00	(0.24)
2018	$11.68	0.23		(0.48)	(0.25)	(0.19)	(0.36)	0.00	(0.55)
2017	$10.47	0.14		1.59	1.73	(0.10)	(0.42)	0.00	(0.52)
2016 (9)	$9.87	0.03		0.59	0.62	(0.02)	0.00	0.00	(0.02)
Conservative Allocation Fund - Retail Class (1)(2)(3)(4)
2019	$21.18	0.51		1.65	2.16	(0.49)	0.00	0.00	(0.49)
2018	$22.54	0.46		(1.04)	(0.58)	(0.40)	(0.38)	0.00	(0.78)
2017	$21.32	0.27		1.36	1.63	(0.41)	0.00	0.00	(0.41)
2016	$18.17	0.11		3.48	3.59	0.00	(0.20)	(0.24)	(0.44)
2015	$30.45	0.17		(5.40)	(5.23)	(0.25)	(6.80)	0.00	(7.05)
Conservative Allocation Fund - Adviser Class (1)(2)(3)(4)
2019	$21.44	0.57		1.67	2.24	(0.55)	0.00	0.00	(0.55)
2018	$22.82	0.52		(1.08)	(0.56)	(0.44)	(0.38)	0.00	(0.82)
2017	$21.34	0.36		1.35	1.71	(0.23)	0.00	0.00	(0.23)
2016 (9)	$21.02	0.00	*	0.55	0.55	0.00	(0.20)	(0.03)	(0.23)
Conservative Allocation Fund - Institutional Class (1)(2)(3)(4)
2019	$21.49	0.59		1.68	2.27	(0.58)	0.00	0.00	(0.58)
2018	$22.85	0.56		(1.07)	(0.51)	(0.47)	(0.38)	0.00	(0.85)
2017	$21.34	0.59		1.14	1.73	(0.22)	0.00	0.00	(0.22)
2016 (9)	$21.02	0.00	*	0.55	0.55	0.00	(0.20)	(0.03)	(0.23)

See footnotes on pages 128 and 129.

The accompanying notes are an integral part of these financial statements

Page 124	2019 Annual Report | December 31, 2019

		Ratios/ Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (10)	Ratio of Expenses to Average Net Assets Before Fee Reductions (11)	Portfolio Turnover Rate

$12.26	12.29%	$92,815	1.34%	1.41%	1.41%	180%
$11.08	(3.25%)	$90,133	1.06%	1.43%	1.43%	218%
$11.61	14.74%	$97,116	0.81%	1.49%	1.49%	226%
$10.74	4.84%	$229,738	1.02%	1.46%	1.46%	322%
$10.36	(4.47%)	$288,803	0.81%	1.47%	1.48%	246%

$12.35	12.59%	$20,182	1.61%	1.14%	1.14%	180%
$11.15	(2.99%)	$19,301	1.31%	1.21%	1.23%	218%
$11.68	15.21%	$12,137	1.13%	1.21%	1.30%	226%
$10.74	2.77%	$89	2.42%	1.06%	1.06%	322%

$12.36	12.77%	$295,200	1.79%	0.96%	1.04%	180%
$11.15	(2.85%)	$239,375	1.51%	1.02%	1.05%	218%
$11.68	15.25%	$169,586	1.35%	1.02%	1.11%	226%
$10.75	2.83%	$219	2.42%	1.07%	1.07%	322%

$11.85	11.13%	$35,460	1.73%	1.38%	1.38%	155%
$10.84	(2.60%)	$32,502	1.51%	1.39%	1.44%	213%
$11.66	15.99%	$24,635	0.61%	1.67%	1.73%	349%
$10.46	12.06%	$56,744	1.62%	1.61%	1.80%	250%
$9.50	(4.15%)	$42,099	1.80%	1.66%	1.85%	70%

$11.86	11.45%	$10,080	2.00%	1.11%	1.11%	155%
$10.85	(2.47%)	$9,480	1.78%	1.19%	1.24%	213%
$11.66	16.40%	$3,538	1.03%	1.35%	1.50%	349%
$10.46	6.32%	$22	1.92%	1.21%	1.21%	250%

$11.89	11.52%	$132,500	2.10%	1.01%	1.01%	155%
$10.88	(2.20%)	$119,881	1.97%	1.01%	1.05%	213%
$11.68	16.55%	$37,945	1.29%	1.13%	1.28%	349%
$10.47	6.31%	$229	1.92%	1.24%	1.24%	250%

$22.85	10.25%	$31,688	2.19%	1.28%	1.28%	136%
$21.18	(2.62%)	$30,759	2.09%	1.27%	1.38%	185%
$22.54	7.64%	$12,545	1.24%	1.70%	2.57%	135%
$21.32	19.87%	$20,450	0.55%	2.17%	2.55%	44%
$18.17	(16.92%)	$20,034	0.56%	1.98%	2.01%	54%

$23.13	10.51%	$6,787	2.44%	1.04%	1.04%	136%
$21.44	(2.50%)	$6,110	2.29%	1.12%	1.22%	185%
$22.82	8.01%	$682	1.63%	1.07%	1.97%	135%
$21.34	2.64%	$7	0.11%	1.93%	2.18%	44%

$23.18	10.61%	$99,456	2.54%	0.94%	0.94%	136%
$21.49	(2.28%)	$92,412	2.50%	0.92%	1.04%	185%
$22.85	8.10%	$11,739	2.65%	0.49%	1.39%	135%
$21.34	2.62%	$305	0.08%	1.96%	2.21%	44%

See footnotes on pages 128 and 129.

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 125

Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Dynamic Allocation Fund - Retail Class (1)(2)(3)(4)
2019	$9.79	0.11	2.23	2.34	(0.08)	(0.18)	0.00	(0.26)
2018	$10.85	0.07	(1.00)	(0.93)	(0.06)	(0.07)	0.00	(0.13)
2017	$9.72	0.06	1.99	2.05	(0.07)	(0.85)	0.00	(0.92)
2016	$9.36	0.10	0.40	0.50	(0.09)	(0.05)	0.00	(0.14)
2015	$10.02	0.05	(0.40)	(0.35)	(0.05)	(0.26)	0.00	(0.31)
Dynamic Allocation Fund - Adviser Class (1)(2)(3)(4)
2019	$9.82	0.13	2.24	2.37	(0.10)	(0.18)	0.00	(0.28)
2018	$10.88	0.09	(1.00)	(0.91)	(0.08)	(0.07)	0.00	(0.15)
2017	$9.73	0.10	1.97	2.07	(0.07)	(0.85)	0.00	(0.92)
2016 (9)	$9.34	0.02	0.44	0.46	(0.02)	(0.05)	0.00	(0.07)
Dynamic Allocation Fund - Institutional Class (1)(2)(3)(4)
2019	$9.82	0.15	2.23	2.38	(0.12)	(0.18)	0.00	(0.30)
2018	$10.86	0.12	(1.00)	(0.88)	(0.09)	(0.07)	0.00	(0.16)
2017	$9.72	0.12	1.97	2.09	(0.10)	(0.85)	0.00	(0.95)
2016 (9)	$9.34	0.02	0.43	0.45	(0.02)	(0.05)	0.00	(0.07)
Quantex Fund - Retail Class (1)(2)(3)(4)
2019	$32.22	0.19	5.75	5.94	(0.25)	0.00	0.00	(0.25)
2018	$36.76	(0.01)	(4.53)	(4.54)	0.00	0.00	0.00	0.00
2017	$33.36	0.09	4.38	4.47	(0.06)	(1.01)	0.00	(1.07)
2016	$27.84	0.14	6.02	6.16	(0.16)	(0.48)	0.00	(0.64)
2015	$35.20	0.17	(2.78)	(2.61)	(0.17)	(4.58)	0.00	(4.75)
Quantex Fund - Adviser Class (1)(2)(3)(4)
2019	$32.28	0.24	5.76	6.00	(0.27)	0.00	0.00	(0.27)
2018	$36.78	0.10	(4.60)	(4.50)	0.00	0.00	0.00	0.00
2017	$33.37	0.21	4.35	4.56	(0.14)	(1.01)	0.00	(1.15)
2016 (9)	$30.67	0.04	3.18	3.22	(0.04)	(0.48)	0.00	(0.52)
Quantex - Institutional Class (1)(2)(3)(4)
2019	$32.29	0.29	5.77	6.06	(0.34)	0.00	0.00	(0.34)
2018	$36.77	0.20	(4.62)	(4.42)	(0.06)	0.00	0.00	(0.06)
2017	$33.37	0.26	4.35	4.61	(0.20)	(1.01)	0.00	(1.21)
2016 (9)	$30.67	0.04	3.18	3.22	(0.04)	(0.48)	0.00	(0.52)

See footnotes on pages 128 and 129.

The accompanying notes are an integral part of these financial statements

Page 126	2019 Annual Report | December 31, 2019

		Ratios/ Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (10)	Ratio of Expenses to Average Net Assets Before Fee Reductions (11)	Portfolio Turnover Rate

$11.87	24.00%	$40,977	0.97%	1.41%	1.51%	265%
$9.79	(8.66%)	$40,732	0.62%	1.45%	1.55%	273%
$10.85	21.20%	$50,570	0.59%	1.51%	1.58%	252%
$9.72	5.37%	$118,293	1.04%	1.42%	1.56%	369%
$9.36	(3.46%)	$116,559	0.47%	1.48%	1.54%	245%

$11.91	24.29%	$13,137	1.20%	1.18%	1.28%	265%
$9.82	(8.49%)	$11,198	0.84%	1.23%	1.33%	273%
$10.88	21.42%	$10,140	0.87%	1.27%	1.34%	252%
$9.73	4.89%	$48	1.33%	1.12%	1.12%	369%

$11.90	24.40%	$146,119	1.38%	1.00%	1.10%	265%
$9.82	(8.18%)	$121,965	1.08%	1.01%	1.11%	273%
$10.86	21.61%	$70,187	1.10%	1.05%	1.12%	252%
$9.72	4.80%	$592	1.33%	1.11%	1.11%	369%

$37.91	18.48%	$24,979	0.52%	1.53%	1.53%	82%
$32.22	(12.35%)	$28,319	(0.03%)	1.57%	1.62%	116%
$36.76	13.42%	$60,161	0.27%	1.52%	1.66%	72%
$33.36	22.14%	$85,235	0.47%	1.52%	1.77%	91%
$27.84	(7.68%)	$58,883	0.46%	1.26%	1.75%	87%

$38.01	18.63%	$1,113	0.67%	1.41%	1.41%	82%
$32.28	(12.22%)	$923	0.28%	1.42%	1.47%	116%
$36.78	13.68%	$2,114	0.59%	1.39%	1.56%	72%
$33.37	10.48%	$31	0.75%	1.15%	1.40%	91%

$38.01	18.81%	$36,646	0.82%	1.25%	1.25%	82%
$32.29	(12.05%)	$35,414	0.54%	1.21%	1.26%	116%
$36.77	13.84%	$32,489	0.75%	1.18%	1.35%	72%
$33.37	10.48%	$951	0.75%	1.15%	1.40%	91%

See footnotes on pages 128 and 129.

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 127

Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Total Return Bond Fund - Retail Class (1)(2)(3)(4)
2019	$9.03	0.23	0.42	0.65	(0.22)	0.00	0.00	(0.22)
2018	$9.37	0.17	(0.33)	(0.16)	(0.18)	0.00	0.00	(0.18)
2017	$9.28	0.24	0.10	0.34	(0.25)	0.00	0.00	(0.25)
2016	$9.14	0.27	0.14	0.41	(0.27)	0.00	0.00	(0.27)
2015	$9.63	0.27	(0.51)	(0.24)	(0.25)	0.00	0.00	(0.25)
Total Return Bond Fund - Adviser Class (1)(2)(3)(4)
2019	$9.04	0.26	0.42	0.68	(0.25)	0.00	0.00	(0.25)
2018	$9.38	0.21	(0.35)	(0.14)	(0.20)	0.00	0.00	(0.20)
2017	$9.28	0.28	0.10	0.38	(0.28)	0.00	0.00	(0.28)
2016 (9)	$9.46	0.09	(0.19)	(0.10)	(0.08)	0.00	0.00	(0.08)
Total Return Bond Fund - Institutional Class (1)(2)(3)(4)
2019	$9.04	0.27	0.42	0.69	(0.26)	0.00	0.00	(0.26)
2018	$9.38	0.23	(0.35)	(0.12)	(0.22)	0.00	0.00	(0.22)
2017	$9.28	0.31	0.08	0.39	(0.29)	0.00	0.00	(0.29)
2016 (9)	$9.46	0.08	(0.18)	(0.10)	(0.08)	0.00	0.00	(0.08)
Prime Money Market Fund (1)(2)(3)(4)
2019	$1.00	0.020	N/A	0.020	(0.020)	0.000	0.000	(0.020)
2018	$1.00	0.016	N/A	0.016	(0.016)	0.000	0.000	(0.016)
2017	$1.00	0.007	N/A	0.007	(0.007)	0.000	0.000	(0.007)
2016	$1.00	0.003	N/A	0.003	(0.003)	0.000	0.000	(0.003)
2015	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
Institutional Prime Money Market Fund (1)(2)(3)(4)
2019	$0.9999	0.0231	0.0000	0.0231	(0.0230)	0.0000	0.0000	(0.0230)
2018	$0.9999	0.0190	0.0000	0.0190	(0.0190)	0.0000	0.0000	(0.0190)
2017	$1.0001	0.0101	(0.0003)	0.0098	(0.0100)	0.0000	0.0000	(0.0100)
2016 (8)	$1.0000	0.0010	0.0001	0.0011	(0.0010)	0.0000	0.0000	(0.0010)

1

Ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after fee reductions, and ratio of expenses to average net assets before fee reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.
4

Ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after fee reductions, and ratio of expenses to average net assets before fee reductions are annualized for periods of less than one full year.

5	Except for the Money Market Funds, net investment income per share is based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements

Page 128	2019 Annual Report | December 31, 2019

		Ratios/ Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (10)	Ratio of Expenses to Average Net Assets Before Fee Reductions (11)	Portfolio Turnover Rate

$9.46	7.24%	$11,137	2.27%	1.14%	1.25%	95%
$9.03	(1.67%)	$14,932	1.88%	1.15%	1.26%	102%
$9.37	3.72%	$67,986	2.59%	1.02%	1.03%	133%
$9.28	4.49%	$214,755	2.87%	0.98%	1.00%	217%
$9.14	(2.51%)	$214,618	2.71%	1.01%	1.03%	295%

$9.47	7.54%	$4,205	2.64%	0.88%	0.99%	95%
$9.04	(1.45%)	$3,570	2.33%	0.95%	1.06%	102%
$9.38	4.07%	$9,896	2.95%	0.83%	0.84%	133%
$9.28	(1.05%)	$84	5.49%	0.53%	0.53%	217%

$9.47	7.67%	$46,490	2.72%	0.76%	0.87%	95%
$9.04	(1.22%)	$48,437	2.50%	0.76%	0.87%	102%
$9.38	4.20%	$110,674	3.27%	0.64%	0.65%	133%
$9.28	(1.08%)	$70	5.35%	0.53%	0.53%	217%

$1.00	2.06%	$34,823	2.05%	0.36%	0.95%	N/A
$1.00	1.59%	$40,881	1.59%	0.44%	0.94%	N/A
$1.00	0.68%	$35,211	0.67%	0.47%	1.00%	N/A
$1.00	0.29%	$36,666	0.28%	0.32%	0.69%	N/A
$1.00	0.07%	$56,530	0.07%	0.18%	0.58%	N/A

$1.0000	2.31%	$370,120	2.30%	0.13%	0.50%	N/A
$0.9999	1.90%	$471,603	1.90%	0.16%	0.51%	N/A
$0.9999	0.96%	$296,547	1.01%	0.17%	0.56%	N/A
$1.0001	0.11%	$197,480	0.43%	0.24%	0.62%	N/A

6	Commenced operations on January 1, 2015.
7	Commenced operations on June 30, 2015.
8	Commenced operations on October 7, 2016.
9	Commenced operations on October 31, 2016.
10	Ratio of expenses to average net assets after fee reductions reflects contractual or voluntary waivers and reimbursements of expenses by the investment adviser and transfer agent.
11	Ratio of expenses to average net assets before fee reductions reflects the total expenses before reductions reported in the Statement of Operations.
*	Actual amounts were less than one-half of a cent per share

The accompanying notes are an integral part of these financial statements

2019 Annual Report | December 31, 2019	Page 129

Notes to Financial Statements
December 31, 2019

1.    Organization

Meeder Funds (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Trust offers eleven separate series, all of which are included in this report: Muirfield Fund (Muirfield), Spectrum Fund (Spectrum), Global Allocation Fund (Global), Balanced Fund (Balanced), Moderate Allocation Fund (Moderate), Conservative Allocation Fund (Conservative), Dynamic Allocation Fund (Dynamic), Quantex Fund (Quantex), Total Return Bond Fund (Bond), Prime Money Market Fund (Prime Money Market), and Institutional Prime Money Market Fund (Institutional Prime Money Market)(the Funds).

Each Fund, except Prime Money Market and Institutional Prime Money Market, offers three classes of shares: Retail Class, Adviser Class, and Institutional Class. Prime Money Market and Institutional Prime Money Market offer only one class of shares. The share classes differ with respect to distribution fees, service fees, and other expenses allocated to each class. Eligibility to purchase Adviser and Institutional Class shares is generally limited to customers of financial intermediaries who enter into special arrangements with the Funds or who meet certain initial investment minimums.

Prime Money Market operates as a retail money market fund. The Fund maintains a stable net asset value of $1.00 and is only available for purchase in accounts beneficially owned by natural persons. Institutional Prime Money Market operates as an institutional money market fund open to all forms of investors. Its net asset value fluctuates based upon changes in the value of its investments and the value of its shares is calculated daily to four decimal places. Prime Money Market and Institutional Prime Money Market have adopted policies and procedures to impose liquidity fees on redemptions or temporary redemption gates in the event that the Funds’ weekly liquid assets fall below designated thresholds and the Board of Trustees determines that such liquidity fees or redemption gates are in the best interests of the Fund.

For more information regarding the Funds’ objectives, strategies, and differences in share classes, please refer to the Funds’ prospectus.

2.    Significant Accounting Policies

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The Trust is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services Companies. The following summarizes the significant accounting policies of the Trust and the Funds:

Securities valuation. All investments in securities are recorded at their estimated fair value, as described in Note #3.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the fair value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Short sales. Spectrum may enter into short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including ETFs. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs will be borne by the Fund and are reflected in the Statements of Operations.

Futures & options. Each Fund, except the Money Market Funds, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the Fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the Statements of Operations.

Page 130	2019 Annual Report | December 31, 2019

To the extent that a Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the fair value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities (disclosed as pledged as collateral on the Schedules of Investments) in an amount equal to a certain percentage of the contract value. Subsequently, margin movements, which are equal to changes in the daily price or last sale price on the exchanges where futures contracts trade, are recorded as unrealized gains or losses until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Except for the Money Market Funds, it is normal practice for each Fund to invest in futures contracts on a daily basis. The Funds, except for Bond and the Money Market Funds, typically utilize equity index futures contracts to equitize cash positions or adjust targeted stock market exposure. Except for the Money Market Funds, the fixed income portion of any Fund can utilize Treasury futures contracts in order to adjust duration.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are fair valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in fair value are recorded as unrealized appreciation or depreciation until closed, exercised or expired. For the year ended December 31, 2019, there were no call or put options transacted for any of the Funds.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received. Although permitted, it is currently not normal practice for the Funds to write call and put options and none were written during the year ended December 31, 2019.

The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statements of Assets and Liabilities as of December 31, 2019 was as follows:

Amount of Deposits at Broker and Unrealized Appreciation (Depreciation) on Derivatives
	Type of Derivative/ Risk	Statements of Assets & Liabilities Location	Fair Value of Deposits at Broker for Futures Contracts	Value of Unrealized Appreciation (Depreciation)
Muirfield	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	$7,466,738	$1,082,094
Spectrum	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	5,090,541	712,692
Global	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	1,217,881	88,540
Balanced	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	3,776,833	583,009
Moderate	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	1,296,607	206,165
Conservative	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	601,218	78,812
Dynamic	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	2,553,987	232,576
Quantex	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	166,155	15,697

2019 Annual Report | December 31, 2019	Page 131

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2019 and related activity was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Type of Derivative/ Risk	Contracts as of December 31, 2018	Long and Short Contracts Opened During the Period	Long and Short Contracts Closed/ Expired During the Period	Contracts as of December 31, 2019	Statement of Operations Location	For the Year Ended December 31, 2019
Muirfield	Equity contracts	2,592	12,208	13,566	1,234	Net realized gains (losses) from futures contracts	$(23,737,399)
Spectrum	Equity contracts	648	4,745	4,641	752	Net realized gains (losses) from futures contracts	(2,807,340)
Global	Equity contracts	127	1,809	1,711	225	Net realized gains (losses) from futures contracts	31,530
Balanced	Equity contracts	1,040	5,428	5,876	592	Net realized gains (losses) from futures contracts	(7,664,888)
Moderate	Equity contracts	307	1,802	1,913	196	Net realized gains (losses) from futures contracts	(1,665,614)
Conservative	Equity contracts	148	860	927	81	Net realized gains (losses) from futures contracts	(906,104)
Dynamic	Equity contracts	522	2,657	2,717	462	Net realized gains (losses) from futures contracts	7,019,330
Quantex	Equity contracts	71	108	168	11	Net realized gains (losses) from futures contracts	(30,996)

Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income
	Type of Derivative/ Risk	Statement of Operations Location	For the Year Ended December 31, 2019
Muirfield	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	$(2,782,741)
Spectrum	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	(167,593)
Global	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	(116,736)
Balanced	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	(937,849)
Moderate	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	(226,337)
Conservative	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	(140,936)
Dynamic	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	958,062
Quantex	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	527,540

Federal income taxes. It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required. The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2016 through December 31, 2019) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Each Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations as incurred. During the year ended December 31, 2019, the Funds did not incur any material interest or penalties.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Spectrum, Global, Balanced, Moderate, Conservative, Dynamic, and Quantex declare and pay dividends from net investment income, if any, on a quarterly basis. Bond declares and pays dividends from net investment income on a monthly basis. The Money Market Funds declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Page 132	2019 Annual Report | December 31, 2019

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. Permanent differences relate to redemptions treated as distributions for tax purposes (i.e. equalization). Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences have been reclassified within the components of net assets based on their ultimate characterization for federal income tax purposes. For the year ended December 31, 2019, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Capital	Distributable Earnings (Accumulated Deficit)
Muirfield	$—	$—
Spectrum	—	—
Global	9,189	(9,189)
Balanced	—	—
Moderate	—	—
Conservative	—	—
Dynamic	979,534	(979,534)
Quantex	693,876	(693,876)
Bond	—	—

Investment income & expenses. For all Funds, except the Money Market Funds, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

Capital Share Transactions. All Funds, except the Money Market Funds, are authorized to issue an unlimited number of shares in the Retail Class, the Adviser Class, and the Institutional Class. Transactions in the capital shares of the Funds for the year ended December 31, 2019 and the year ended December 31, 2018 were as follows:

	Issued		Reinvested
Share Class	Amount	Shares	Amount	Shares
Year Ended December 31, 2019
Muirfield - Retail	$33,050,249	4,442,733	$4,977,939	642,781
Muirfield - Adviser	19,959,892	2,672,639	1,634,444	209,658
Muirfield - Institutional	144,314,850	19,370,319	11,750,119	1,506,144
Spectrum - Retail	7,469,577	660,057	487,763	40,590
Spectrum - Adviser	3,597,497	315,554	151,231	12,488
Spectrum - Institutional	40,919,924	3,604,015	1,420,906	117,029
Global - Retail	1,332,331	125,389	242,185	21,882
Global - Adviser	480,969	44,348	38,283	3,449
Global - Institutional	5,246,784	492,924	939,839	84,963
Balanced - Retail	14,149,512	1,224,953	1,366,611	115,154
Balanced - Adviser	4,473,744	385,634	326,176	27,354
Balanced - Institutional	85,619,332	7,396,727	4,851,860	407,021
Moderate - Retail	6,078,494	535,812	569,700	49,224
Moderate - Adviser	2,059,946	182,460	194,767	16,811
Moderate - Institutional	31,695,228	2,809,680	2,658,150	229,490
Conservative - Retail	4,494,757	203,394	685,421	30,465
Conservative - Adviser	1,779,179	79,442	160,298	7,037
Conservative - Institutional	26,212,905	1,173,623	2,512,162	110,136
Dynamic - Retail	3,843,119	351,639	912,848	78,711
Dynamic - Adviser	3,221,800	289,708	313,636	26,922
Dynamic - Institutional	27,427,324	2,506,643	3,742,727	322,467
Quantex - Retail	4,513,460	124,634	179,660	4,955
Quantex - Adviser	358,998	9,903	7,848	216
Quantex - Institutional	7,243,250	204,214	222,429	6,126
Bond - Retail	1,961,968	209,895	315,086	33,629
Bond - Adviser	1,552,225	166,213	105,786	11,256
Bond - Institutional	13,146,159	1,409,770	1,316,315	140,237
Prime Money Market	21,752,554	21,752,554	686,595	686,595
Institutional Prime Money Market	337,972,181	337,937,146	1,149,955	1,149,805

2019 Annual Report | December 31, 2019	Page 133

	Issued		Reinvested
Share Class	Amount	Shares	Amount	Shares
Year Ended December 31, 2018
Muirfield - Retail	$81,607,430	10,591,064	$2,838,289	386,039
Muirfield - Adviser	45,772,169	5,912,961	976,171	132,373
Muirfield - Institutional	250,401,075	32,639,655	5,465,965	740,262
Spectrum - Retail	15,316,571	1,306,662	634,335	57,336
Spectrum - Adviser	6,709,846	572,286	205,755	18,534
Spectrum - Institutional	71,831,995	6,114,885	1,820,982	163,947
Global - Retail	7,387,903	625,162	693,907	66,424
Global - Adviser	1,666,708	141,659	80,880	7,739
Global - Institutional	30,087,889	2,587,226	2,227,122	212,652
Balanced - Retail	53,335,958	4,526,600	1,270,759	111,704
Balanced - Adviser	15,554,044	1,316,644	307,224	26,889
Balanced - Institutional	176,221,306	14,971,740	4,087,178	357,622
Moderate - Retail	38,800,866	3,283,431	1,586,555	143,168
Moderate - Adviser	11,337,112	964,690	435,680	39,317
Moderate - Institutional	129,444,120	11,051,119	5,369,404	482,988
Conservative - Retail	35,154,545	1,550,412	1,138,735	52,592
Conservative - Adviser	7,718,877	337,733	226,424	10,341
Conservative - Institutional	103,393,699	4,529,606	3,420,096	155,924
Dynamic - Retail	23,582,325	2,147,604	521,063	50,501
Dynamic - Adviser	5,694,870	520,691	154,361	14,924
Dynamic - Institutional	83,356,132	7,557,922	1,740,535	168,797
Quantex - Retail	13,035,850	350,178	1	—
Quantex - Adviser	1,055,587	28,146	104	3
Quantex - Institutional	33,694,504	915,517	42,119	1,109
Bond - Retail	3,804,576	412,911	368,119	40,486
Bond - Adviser	2,503,637	274,289	69,633	7,671
Bond - Institutional	24,403,992	2,666,294	1,127,534	124,120
Prime Money Market	36,584,300	36,584,300	520,240	520,240
Institutional Prime Money Market	655,634,899	655,689,013	770,570	770,617

	Redeemed		Net Increase (Decrease)
Share Class	Amount	Shares	Amount	Shares
Year Ended December 31, 2019
Muirfield - Retail	$(70,868,511)	(9,580,884)	$(32,840,323)	(4,495,370)
Muirfield - Adviser	(28,851,525)	(3,845,181)	(7,257,189)	(962,884)
Muirfield - Institutional	(112,338,045)	(14,851,705)	43,726,924	6,024,758
Spectrum - Retail	(13,656,923)	(1,200,248)	(5,699,583)	(499,601)
Spectrum - Adviser	(4,388,936)	(383,545)	(640,208)	(55,503)
Spectrum - Institutional	(28,908,458)	(2,513,014)	13,432,372	1,208,030
Global - Retail	(5,487,892)	(512,715)	(3,913,376)	(365,444)
Global - Adviser	(540,172)	(50,287)	(20,920)	(2,490)
Global - Institutional	(14,778,101)	(1,383,831)	(8,591,478)	(805,944)
Balanced - Retail	(22,120,626)	(1,902,554)	(6,604,503)	(562,447)
Balanced - Adviser	(5,953,857)	(509,453)	(1,153,937)	(96,465)
Balanced - Institutional	(63,079,661)	(5,387,061)	27,391,531	2,416,687
Moderate - Retail	(6,716,666)	(591,069)	(68,472)	(6,033)
Moderate - Adviser	(2,538,479)	(222,937)	(283,766)	(23,666)
Moderate - Institutional	(33,250,746)	(2,916,278)	1,102,632	122,892
Conservative - Retail	(6,631,173)	(298,972)	(1,450,995)	(65,113)
Conservative - Adviser	(1,757,987)	(77,982)	181,490	8,497
Conservative - Institutional	(29,180,940)	(1,292,856)	(455,873)	(9,097)
Dynamic - Retail	(12,530,345)	(1,137,172)	(7,774,378)	(706,822)
Dynamic - Adviser	(3,913,271)	(353,426)	(377,835)	(36,796)

Page 134	2019 Annual Report | December 31, 2019

	Redeemed		Net Increase (Decrease)
Share Class	Amount	Shares	Amount	Shares
Dynamic - Institutional	$(33,031,741)	(2,975,757)	$(1,861,690)	(146,647)
Quantex - Retail	(12,066,011)	(349,669)	(7,372,891)	(220,080)
Quantex - Adviser	(334,676)	(9,427)	32,170	692
Quantex - Institutional	(12,248,919)	(342,999)	(4,783,240)	(132,659)
Bond - Retail	(6,762,369)	(720,141)	(4,485,315)	(476,617)
Bond - Adviser	(1,201,377)	(128,206)	456,634	49,263
Bond - Institutional	(18,715,434)	(1,998,711)	(4,252,960)	(448,704)
Prime Money Market	(28,496,871)	(28,496,871)	(6,057,722)	(6,057,722)
Institutional Prime Money Market	(440,678,548)	(440,622,456)	(101,556,412)	(101,535,505)

Year Ended December 31, 2018
Muirfield - Retail	$(120,344,713)	(15,805,053)	$(35,898,994)	(4,827,950)
Muirfield - Adviser	(23,177,083)	(3,027,534)	23,571,257	3,017,800
Muirfield - Institutional	(76,462,743)	(9,887,880)	179,404,297	23,492,037
Spectrum - Retail	(21,651,506)	(1,854,585)	(5,700,600)	(490,587)
Spectrum - Adviser	(4,581,453)	(388,155)	2,334,148	202,665
Spectrum - Institutional	(32,556,739)	(2,739,415)	41,096,238	3,539,417
Global - Retail	(27,936,806)	(2,419,624)	(19,854,996)	(1,728,038)
Global - Adviser	(966,321)	(82,334)	781,267	67,064
Global - Institutional	(21,490,748)	(1,839,787)	10,824,263	960,091
Balanced - Retail	(57,110,196)	(4,872,793)	(2,503,479)	(234,489)
Balanced - Adviser	(7,711,363)	(651,971)	8,149,905	691,562
Balanced - Institutional	(98,596,493)	(8,389,812)	81,711,991	6,939,550
Moderate - Retail	(29,729,790)	(2,540,828)	10,657,631	885,771
Moderate - Adviser	(5,106,044)	(434,215)	6,666,748	569,792
Moderate - Institutional	(44,111,927)	(3,760,524)	90,701,597	7,773,583
Conservative - Retail	(15,769,100)	(707,441)	20,524,180	895,563
Conservative - Adviser	(2,106,654)	(93,049)	5,838,647	255,025
Conservative - Institutional	(20,263,277)	(898,989)	86,550,518	3,786,541
Dynamic - Retail	(29,718,729)	(2,700,614)	(5,615,341)	(502,509)
Dynamic - Adviser	(3,637,896)	(328,036)	2,211,335	207,579
Dynamic - Institutional	(19,534,689)	(1,766,261)	65,561,978	5,960,458
Quantex - Retail	(40,590,059)	(1,107,858)	(27,554,208)	(757,680)
Quantex - Adviser	(2,143,773)	(57,014)	(1,088,082)	(28,865)
Quantex - Institutional	(26,406,354)	(703,507)	7,330,269	213,119
Bond - Retail	(56,261,664)	(6,056,440)	(52,088,969)	(5,603,043)
Bond - Adviser	(8,796,720)	(942,209)	(6,223,450)	(660,249)
Bond - Institutional	(85,936,237)	(9,230,713)	(60,404,711)	(6,440,299)
Prime Money Market	(31,434,432)	(31,434,432)	5,670,108	5,670,108
Institutional Prime Money Market	(481,353,876)	(481,379,810)	175,051,593	175,079,820

2019 Annual Report | December 31, 2019	Page 135

Offsetting Assets & Liabilities. The Funds are party to enforceable master netting arrangements between counter parties, such as the securities lending agreement, which provides for the right of offset under certain circumstances, such as the event of default. The securities lending transactions have an overnight and continuous contractual maturity. Risks arise from the possible inability of counterparties to meet the terms of their contracts. The table below reflects the offsetting assets and liabilities relating to securities lending, futures contracts, and repurchase agreements shown on the Statements of Assets and Liabilities at December 31, 2019.

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description/ Fund	Gross Amounts of Recognized Assets/ Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments*	Collateral Pledged (Received)*	Net Amount
Assets:
Securities Loaned
Muirfield	$310,803	$—	$310,803	$—	$(310,803)	$—
Spectrum	135,963	—	135,963	—	(135,963)	—
Balanced	120,786	—	120,786	—	(120,786)	—
Moderate	33,890	—	33,890	—	(33,890)	—
Dynamic	63,339	—	63,339	—	(63,339)	—
Quantex	1,309,924	—	1,309,924	—	(1,309,924)	—

Futures Contracts
Muirfield	$1,083,542	$1,448	$1,082,094	$—	$—	$1,082,094
Spectrum	755,881	43,189	712,692	—	—	712,692
Global	88,954	414	88,540	—	—	88,540
Balanced	583,700	691	583,009	—	—	583,009
Moderate	206,165	—	206,165	—	—	206,165
Conservative	78,812	—	78,812	—	—	78,812
Dynamic	233,333	757	232,576	—	—	232,576
Quantex	15,850	153	15,697	—	—	15,697

Repurchase Agreements
Prime Money Market	$6,500,000	$—	$6,500,000	$(6,500,000)	$—	$—
Institutional Prime Money Market	100,000,000	—	100,000,000	(100,000,000)	—	—

Liabilities:
N/A	N/A	N/A	N/A	N/A	N/A	N/A

*	The amount is limited to the net amounts of financial assets and liabilities and accordingly does not include excess collateral pledged.

New Accounting Pronouncements. In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Fund has adopted ASU 2018-13 with these financial statements.

Other. The Funds record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income and dividend expenses are recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned. Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes. Long-term capital gains distributions are separately stated. Discounts and premiums are amortized using the effective yield over the lives of the respective securities. Distributions received from partnerships are recorded as return of capital distributions. Withholding taxes on foreign dividends, if applicable, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

Page 136	2019 Annual Report | December 31, 2019

3.    Securities Valuations

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including publicly traded partnerships, real estate investment trusts, American depositary receipts, exchange traded funds, and common stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation and are categorized in level 1 of the fair value hierarchy.

Investments in registered open-end investment companies, including money market funds, are valued at the daily redemption net asset value as reported by the underlying fund and are categorized in level 1 of the fair value hierarchy.

Short-term notes (including bank obligations, commercial paper, corporate obligations, repurchase agreements, U.S. government agency obligations, and floating rate demand notes). Short-term notes held in the Funds, except Prime Money Market, maturing more than sixty days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When valued at last sales price, the securities will be categorized as level 1. When using bid prices or yield equivalents, they will be categorized as level 2. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity and will be categorized as level 2.

All securities held in Prime Money Market, other than money market funds, are valued at amortized cost, which approximates fair value, and will be categorized as level 2.

Certificates of deposit. Except for Institutional Money Market, certificates of deposit are valued at acquisition cost, which approximates fair value, and will be categorized as level 2. For Institutional Money Market, certificates of deposit are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data, and will be categorized as level 2.

U.S. government obligations. U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. In either case, these securities will be categorized as level 2.

Restricted securities (equity and debt). Restricted securities for which quotations are not readily available are valued at fair value as determined by the Trustees. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments (futures contracts). Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

2019 Annual Report | December 31, 2019	Page 137

For the year ended December 31, 2019, the Funds did not hold any assets at any time in which significant unobservable inputs were used in determining fair value. Therefore, no reconciliation of level 3 securities is provided. The following table summarizes the inputs used to value the Funds’ assets and liabilities measured at fair value as of December 31, 2019.

Muirfield – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$538,415,526	$—	$—	$538,415,526
Money market registered investment companies	131,707,655	—	—	131,707,655
Bank obligations	—	747,624	—	747,624
Total	$670,123,181	$747,624	$—	$670,870,805
Trustee deferred compensation***	$236,466	$—	$—	$236,466
Futures contracts**	$1,082,094	$—	$—	$1,082,094

Spectrum - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks - Long*	$209,309,209	$—	$—	$209,309,209
Money market registered investment companies	6,125,115	—	—	6,125,115
Total - Long investments	$215,434,324	$—	$—	$215,434,324
Common stocks - Short*	$(71,384,614)	$—	$—	$(71,384,614)
Trustee deferred compensation***	$29,730	$—	$—	$29,730
Futures contracts**	$712,692	$—	$—	$712,692

Global - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$23,059,359	$—	$—	$23,059,359
Registered investment companies	7,755,578	—	—	7,755,578
Money market registered investment companies	16,954,500	—	—	16,954,500
Bank obligations	—	747,624	—	747,624
U.S. government obligations	—	587,469	—	587,469
Total	$47,769,437	$1,335,093	$—	$49,104,530
Trustee deferred compensation***	$99,496	$—	$—	$99,496
Futures contracts**	$88,540	$—	$—	$88,540

Balanced - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$213,887,585	$—	$—	$213,887,585
Registered investment companies	105,950,873	—	—	105,950,873
Money market registered investment companies	67,515,179	—	—	67,515,179
Bank obligations	—	747,624	—	747,624
U.S. government obligations	—	14,154,267	—	14,154,267
Total	$387,353,637	$14,901,891	$—	$402,255,528
Trustee deferred compensation***	$153,586	$—	$—	$153,586
Futures contracts**	$583,009	$—	$—	$583,009

Moderate - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$63,929,435	$—	$—	$63,929,435
Registered investment companies	77,314,286	—	—	77,314,286
Money market registered investment companies	23,066,038	—	—	23,066,038
Bank obligations	—	249,416	—	249,416
U.S. government obligations	—	10,415,361	—	10,415,361
Total	$164,309,759	$10,664,777	$—	$174,974,536
Trustee deferred compensation***	$19,059	$—	$—	$19,059
Futures contracts**	$206,165	$—	$—	$206,165

Page 138	2019 Annual Report | December 31, 2019

Conservative - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$31,154,098	$—	$—	$31,154,098
Registered investment companies	83,885,670	—	—	83,885,670
Money market registered investment companies	9,379,205	—	—	9,379,205
U.S. government obligations	—	11,315,808	—	11,315,808
Total	$124,418,973	$11,315,808	$—	$135,734,781
Trustee deferred compensation***	$62,740	$—	$—	$62,740
Futures contracts**	$78,812	$—	$—	$78,812

Dynamic - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$145,471,313	$—	$—	$145,471,313
Registered investment companies	10,185,563	—	—	10,185,563
Money market registered investment companies	40,172,387	—	—	40,172,387
Bank obligations	—	747,624	—	747,624
Total	$195,829,263	$747,624	$—	$196,576,887
Trustee deferred compensation***	$197,387	$—	$—	$197,387
Futures contracts**	$232,576	$—	$—	$232,576

Quantex - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$60,180,304	$—	$—	$60,180,304
Money market registered investment companies	2,843,107	—	—	2,843,107
Bank obligations	—	727,103	—	727,103
Total	$63,023,411	$727,103	$—	$63,750,514
Trustee deferred compensation***	$58,666	$—	$—	$58,666
Futures contracts**	$15,697	$—	$—	$15,697

Bond - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$50,833,496	$—	$—	$50,833,496
Money market registered investment companies	2,171,908	—	—	2,171,908
U.S. government obligations	—	8,809,252	—	8,809,252
Total	$53,005,404	$8,809,252	$—	$61,814,656
Trustee deferred compensation***	$64,932	$—	$—	$64,932

Prime Money Market - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Bank obligations	$—	$498,207	$—	$498,207
Certificates of deposit	—	5,750,149	—	5,750,149
Commercial paper	—	10,986,846	—	10,986,846
Corporate obligations	—	5,256,596	—	5,256,596
Repurchase agreements	—	6,500,000	—	6,500,000
U.S. government and agency obligations	—	2,745,468	—	2,745,468
Money market registered investment companies	3,052,658	—	—	3,052,658
Total	$3,052,658	$31,737,266	$—	$34,789,924
Trustee deferred compensation***	$38,629	$—	$—	$38,629

2019 Annual Report | December 31, 2019	Page 139

Institutional Prime Money Market - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Bank obligations	$—	$498,207	$—	$498,207
Certificates of deposit	—	68,315,169	—	68,315,169
Commercial paper	—	67,290,290	—	67,290,290
Corporate obligations	—	79,422,027	—	79,422,027
Repurchase agreements	—	100,000,000	—	100,000,000
U.S. government and agency obligations	—	25,957,843	—	25,957,843
Money market registered investment companies	28,473,490	—	—	28,473,490
Total	$28,473,490	$341,483,536	$—	$369,957,026
Trustee deferred compensation***	$3,169	$—	$—	$3,169

*	See schedules of investments for industry classifications.
**	Futures contracts include unrealized gain/loss on contracts open at December 31, 2019.
***	A corresponding liability exists that is marked to market and is considered Level 1 in the fair value hierarchy.

4.    Investment Transactions

For the year ended December 31, 2019, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds, excluding U.S. Government investments and short positions, were as follows:

	Purchases	Sales
Muirfield	$1,068,963,868	$1,025,171,620
Spectrum	143,263,437	138,637,173
Global	58,590,508	64,925,248
Balanced	543,870,050	527,279,908
Moderate	211,607,265	210,719,247
Conservative	153,213,039	156,787,792
Dynamic	378,454,395	385,542,548
Quantex	50,480,922	52,470,230
Bond	50,880,014	59,222,782

For the year ended December 31, 2019, the cost of purchases and proceeds from sales or maturities of long-term U.S. Government investments for the Funds are as follows:

	Purchases	Sales
Global	$992,427	$905,188
Balanced	21,740,123	15,984,713
Moderate	15,879,441	11,571,745
Conservative	16,949,809	12,547,047
Bond	9,920,668	9,204,769

Page 140	2019 Annual Report | December 31, 2019

5.    Investment Advisory Fees and Other Transactions with Affiliates and Non-Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Investment Management, Inc. (“Meeder”), provides the Funds with investment management, research, statistical and advisory services pursuant to the terms of an Investment Advisory Agreement. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees of the Fund, or by MAM. For such services the Funds pay a fee at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million up to $100 Million	Percentage of Average Daily Net Assets Exceeding $100 Million up to $200 Million	Percentage of Average Daily Net Assets Exceeding $200 Million
Muirfield	1.00%	0.75%	0.60%	0.60%
Spectrum	0.75%	0.75%	0.75%	0.60%
Global	0.75%	0.75%	0.75%	0.60%
Balanced	0.75%	0.75%	0.75%	0.60%
Moderate	0.60%	0.60%	0.60%	0.60%
Conservative	0.50%	0.50%	0.50%	0.50%
Dynamic	0.75%	0.75%	0.75%	0.60%
Quantex	0.75%	0.75%	0.60%	0.60%
Bond	0.40%	0.40%	0.20%	0.20%
Prime Money Market	0.40%	0.40%	0.25%	0.25%
Institutional Prime Money Market	0.40%	0.40%	0.25%	0.25%

Fee Waivers & Expense Limitation Agreements. MAM has contractually agreed to reduce its advisory fees or limit total annual ordinary fund operating expenses for certain Funds pursuant to written agreements that may only be amended or terminated with the approval of the board. The sums waived or reimbursed under these agreements are not subject to recoupment.

For the period January 1, 2019 through April 29, 2019, MAM contractually agreed to reimburse management fees or other fund expenses for Spectrum sufficient to limit total annual ordinary fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary items) as a percentage of daily assets to 2.06% for the Retail Class, 1.91% for the Adviser Class and 1.72% for the Institutional Class.

For the period January 1, 2019 through April 29, 2019, MAM contractually agreed to reimburse management fees or other fund expenses for Moderate sufficient to limit total annual ordinary fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary items) as a percentage of daily assets to 1.42% for the Retail Class, 1.22% for the Adviser Class and 1.02% for the Institutional Class.

For the period January 1, 2019 through April 29, 2019, MAM contractually agreed to reimburse management fees or other fund expenses for Conservative sufficient to limit total annual ordinary fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary items) as a percentage of daily assets to 1.32% for the Retail Class, 1.12% for the Adviser Class and 0.92% for the Institutional Class.

MAM contractually agreed to reduce its investment advisory fee by 0.10% for Dynamic for average daily net assets up to $200 million. During the year ended December 31, 2019, $193,695 of investment advisory fees were waived in Dynamic.

MAM contractually agreed to reduce its investment advisory fee by 0.11% for Bond for average daily net assets up to $100 million. During the year ended December 31, 2019, $73,044 of investment advisory fees were waived in Bond.

2019 Annual Report | December 31, 2019	Page 141

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of the following:

	Minimum Fee	Percentage of Average Daily Net Assets
Muirfield	$4,000	0.12%
Spectrum	4,000	0.12%
Global	4,000	0.12%
Balanced	4,000	0.12%
Moderate	4,000	0.12%
Conservative	4,000	0.12%
Dynamic	4,000	0.12%
Quantex	4,000	0.12%
Bond	4,000	0.08%
Prime Money Market	4,000	0.08%
Institutional Prime Money Market	4,000	0.08%

For fixed income Funds (Bond, Prime Money Market, and Institutional Prime Money Market) that are subject to an expense cap and which are above the expense cap, the basis point fee is reduced by 0.02%. Management may voluntarily waive fees for any Fund. During the year ended December 31, 2019, MFSCo waived the following transfer agent fees:

	Voluntary Transfer Agent Fees Reimbursements	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets - Retail Class	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets - Adviser Class	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets - Institutional Class	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets - Money Market Funds
Muirfield	$459,000	N/A	N/A	0.11%	N/A
Spectrum	27,000	N/A	N/A	0.02%	N/A
Global	—	N/A	N/A	N/A	N/A
Balanced	207,000	N/A	N/A	0.07%	N/A
Moderate	—	N/A	N/A	N/A	N/A
Conservative	—	N/A	N/A	N/A	N/A
Dynamic	—	N/A	N/A	N/A	N/A
Quantex	—	N/A	N/A	N/A	N/A
Bond	—	N/A	N/A	N/A	N/A
Prime Money Market	7,091	N/A	N/A	N/A	0.02%
Institutional Prime Money Market	86,371	N/A	N/A	N/A	0.02%

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million
Muirfield	0.10%	0.08%
Spectrum	0.10%	0.08%
Global	0.10%	0.08%
Balanced	0.10%	0.08%
Moderate	0.10%	0.08%
Conservative	0.10%	0.08%
Dynamic	0.10%	0.08%
Quantex	0.10%	0.08%
Bond	0.10%	0.08%
Prime Money Market	0.10%	0.08%
Institutional Prime Money Market	0.10%	0.08%

Page 142	2019 Annual Report | December 31, 2019

MFSCo serves as accounting services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of a minimum fee or at a rate based on the percentage of average daily net assets. The annual rates are as follows:

	Minimum Fee	Percentage of Average Daily Net Assets up to $10 Million	Percentage of Average Daily Net Assets Exceeding $10 Million up to $30 Million	Percentage of Average Daily Net Assets Exceeding $30 Million up to $80 Million	Percentage of Average Daily Net Assets Exceeding $80 Million
Muirfield	$7,500	0.15%	0.10%	0.02%	0.01%
Spectrum	7,500	0.15%	0.10%	0.02%	0.01%
Global	7,500	0.15%	0.10%	0.02%	0.01%
Balanced	7,500	0.15%	0.10%	0.02%	0.01%
Moderate	7,500	0.15%	0.10%	0.02%	0.01%
Conservative	7,500	0.15%	0.10%	0.02%	0.01%
Dynamic	7,500	0.15%	0.10%	0.02%	0.01%
Quantex	7,500	0.15%	0.10%	0.02%	0.01%
Bond	7,500	0.15%	0.10%	0.02%	0.01%
Prime Money Market	30,000	0.15%	0.10%	0.02%	0.01%
Institutional Prime Money Market	30,000	0.15%	0.10%	0.02%	0.01%

For the year ended December 31, 2019, MAM and MFSCo agreed to voluntarily waive and/or reimburse investment advisory fees and/or transfer agent fees, respectively. The cumulative amounts voluntarily waived and/or reimbursed and the impact to the net expense ratio (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses) for each Fund are as follows:

	Voluntary Expense Reimbursements	Impact of Voluntary Waivers to Average Net Assets	Impact of Voluntary Waivers to Average Net Assets - Retail Class	Impact of Voluntary Waivers to Average Net Assets - Adviser Class	Impact of Voluntary Waivers to Average Net Assets - Institutional Class
Muirfield	$459,000	N/A	N/A	N/A	0.11%
Spectrum	27,000	N/A	N/A	N/A	0.02%
Global	—	N/A	N/A	N/A	N/A
Balanced	207,000	N/A	N/A	N/A	0.07%
Moderate	—	N/A	N/A	N/A	N/A
Conservative	—	N/A	N/A	N/A	N/A
Dynamic	—	N/A	N/A	N/A	N/A
Quantex	—	N/A	N/A	N/A	N/A
Bond	—	N/A	N/A	N/A	N/A
Prime Money Market	207,905	0.59%	N/A	N/A	N/A
Institutional Prime Money Market	1,612,940	0.37%	N/A	N/A	N/A

2019 Annual Report | December 31, 2019	Page 143

Certain Funds have entered into securities lending arrangements with Huntington National Bank (“HNB”). Under the terms of the agreement, HNB is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned. The cash collateral is invested in short term instruments as noted in the Schedules of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against charges incurred by the Funds. HNB is paid a fee for administering the securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement. As of December 31, 2019, Muirfield, Spectrum, Balanced, Moderate, Dynamic, and Quantex had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. For the year ended December 31, 2019, income earned through securities lending arrangements was as follows:

Amount Received to Reduce Gross Expenses
Muirfield	$7,999
Spectrum	1,794
Global	7,329
Balanced	51,358
Moderate	38,030
Conservative	42,973
Dynamic	19,779
Quantex	22,529

The Funds have adopted a written plan pursuant to Rule 12b-1 of the 1940 Act that allows the Funds to pay fees for the sale and distribution of Fund shares and for services provided to Fund shareholders. 12b-1 fees are paid by the Funds to financial intermediaries, securities brokers, investment advisers, and other persons, including affiliates of MAM. For the year ended December 31, 2019, total 12b-1 plan expense payments made to the Funds’ affiliated distributor was $93,916. The annual adopted 12b-1 plan maximum limitations for the year ended December 31, 2019, are as follows:

	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets - Retail Class	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets - Adviser Class	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets - Institutional Class
Muirfield	N/A	0.20%	N/A	N/A
Spectrum	N/A	0.25%	N/A	N/A
Global	N/A	0.25%	N/A	N/A
Balanced	N/A	0.25%	N/A	N/A
Moderate	N/A	0.25%	N/A	N/A
Conservative	N/A	0.25%	N/A	N/A
Dynamic	N/A	0.25%	N/A	N/A
Quantex	N/A	0.20%	N/A	N/A
Bond	N/A	0.25%	N/A	N/A
Prime Money Market	0.20%	N/A	N/A	N/A
Institutional Prime Money Market	0.20%	N/A	N/A	N/A

Page 144	2019 Annual Report | December 31, 2019

The Funds (other than the Money Market Funds) have adopted a shareholder services plan that allows the Funds to pay financial intermediaries and other persons, including “platforms,” for providing shareholder and administrative services to Fund shareholders and maintaining shareholder accounts. The annual adopted shareholder services plan maximum limitations for the year ended December 31, 2019 are as follows:

	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets - Retail Class	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets - Adviser Class	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets - Institutional Class
Muirfield	0.20%	0.25%	0.10%
Spectrum	0.20%	0.25%	0.10%
Global	0.20%	0.25%	0.10%
Balanced	0.20%	0.25%	0.10%
Moderate	0.20%	0.25%	0.10%
Conservative	0.20%	0.25%	0.10%
Dynamic	0.20%	0.25%	0.10%
Quantex	0.20%	0.25%	0.10%
Bond	0.20%	0.25%	0.10%

The Funds have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Funds as an investment into any combination of Funds until a specified point of time. The investment into the Funds is recorded as an asset however an offsetting liability is also recorded for the deferred payment. Amounts deferred under the Plan may be distributed in a lump sum or generally equal annual installments over a period of up to ten (10) years to the eligible Trustee(s). The Funds may terminate this Plan at any time.

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo.

During the year ended December 31, 2019, several of the Funds invested in the Institutional Prime Money Market Fund, an affiliate, as described in Section 2(a)(3) of the Investment Company Act of 1940. The purchases/sales amounts in the following table are presented on a gross basis, while the statement of changes in net assets shows subscriptions and redemptions into and out of the Fund on a net basis. The Funds’ investments in the Institutional Prime Money Market Fund, which had a 7-day yield of 1.75% on December 31, 2019, were as follows:

	12/31/18 Fair Value	Purchases	Sales	Realized Gains (Losses)	12/31/19 Cost	Change in Unrealized	Income	12/31/19 Fair Value
Muirfield	$203,128,346	$76,368,046	$(148,136,728)	$13,344	$131,375,486	$18,274	$4,142,249	$131,391,282
Spectrum	10,509,243	42,804,023	(47,328,798)	2,628	5,987,096	6	170,261	5,987,102
Global	23,572,809	14,200,191	(20,821,824)	2,665	16,953,030	659	462,832	16,954,500
Balanced	77,420,634	73,286,901	(83,324,118)	2,455	67,383,998	6,357	1,764,698	67,392,229
Moderate	29,907,471	36,787,971	(43,667,445)	1,878	23,028,122	1,665	639,840	23,031,540
Conservative	13,762,782	37,259,021	(41,644,242)	577	9,377,913	1,067	286,295	9,379,205
Dynamic	38,098,890	35,781,868	(33,775,984)	(477)	40,103,588	3,616	950,849	40,107,913
Quantex	9,650,794	17,581,987	(25,729,330)	140	1,503,591	7	27,506	1,503,598
Bond	2,871,730	24,068,231	(24,768,379)	558	2,171,834	(232)	51,265	2,171,908

2019 Annual Report | December 31, 2019	Page 145

6.    Federal Tax Information

The following information is computed on a tax basis for each item as of December 31, 2019:

	Tax Cost of Portfolio Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Muirfield	$582,492,556	$98,761,380	$(10,383,131)	$88,378,249
Spectrum	109,404,340	45,507,927	(10,862,557)	34,645,370
Global	44,449,095	5,051,765	(396,330)	4,655,435
Balanced	363,864,994	42,802,913	(4,412,379)	38,390,534
Moderate	163,881,958	12,492,276	(1,399,698)	11,092,578
Conservative	129,438,396	7,115,526	(819,141)	6,296,385
Dynamic	171,684,610	27,516,340	(2,624,063)	24,892,277
Quantex	51,060,234	14,021,563	(1,331,283)	12,690,280
Bond	60,218,608	1,806,908	(210,860)	1,596,048
Prime Money Market	34,789,924	—	—	—
Institutional Prime Money Market	369,937,729	46,398	(27,101)	19,297

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2019 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Total Dividends Paid*
Muirfield	$3,218,545	$—	$15,318,351	$18,536,896
Spectrum	143,754	—	1,927,105	2,070,859
Global	326,800	279,432	614,316	1,220,548
Balanced	3,766,194	—	2,810,783	6,576,977
Moderate	3,444,296	—	—	3,444,296
Conservative	3,375,522	—	—	3,375,522
Dynamic	1,941,019	—	3,035,347	4,976,366
Quantex	521,859	—	—	521,859
Bond	1,749,960	—	—	1,749,960
Prime Money Market	725,101	—	—	725,101
Institutional Prime Money Market	9,951,803	—	—	9,951,803

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Short Term Capital Gains	Net Long Term Capital Gains	Total Dividends Paid*
Muirfield	$4,158,041	$1,999,996	$3,470,512	$9,628,549
Spectrum	525,534	—	2,147,422	2,672,956
Global	547,173	252,504	2,206,115	3,005,792
Balanced	3,879,662	1,729,689	81,230	5,690,581
Moderate	2,437,338	3,777,218	1,204,467	7,419,023
Conservative	2,595,679	—	2,210,813	4,806,492
Dynamic	1,272,412	536,466	616,039	2,424,917
Quantex	68,853	—	—	68,853
Bond	1,575,699	—	—	1,575,699
Prime Money Market	552,567	—	—	552,567
Institutional Prime Money Market	6,751,720	—	—	6,751,720

Page 146	2019 Annual Report | December 31, 2019

As of December 31, 2019, the components of distributable earnings/(accumulated deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)**	Total Distributable Earnings/ (Accumulated Deficit)
Muirfield	$4,846,891	$—	$(22,550,028)	$88,378,249	$70,675,112
Spectrum	1,378,978	—	(6,441,098)	34,645,370	29,583,250
Global	585,460	689,687	(86,800)	4,655,435	5,843,782
Balanced	3,266,299	—	(5,309,571)	38,390,534	36,347,262
Moderate	187,398	—	(1,486,503)	11,092,578	9,793,473
Conservative	181,653	—	(2,487,584)	6,296,385	3,990,454
Dynamic	1,179,110	3,372,405	(170,236)	24,892,277	29,273,556
Quantex	22,803	—	(398,299)	12,690,280	12,314,784
Bond	10,674	—	(11,698,753)	1,596,048	(10,092,031)
Institutional Prime Money Market	3,145	—	(6,385)	19,297	16,057

*

Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. Short-term capital gains distributions are taxed as ordinary income.

**

The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: wash sales and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2019, which are not subject to expiration and are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward	Capital Loss Carryforward Utilized
Muirfield	$11,699,298	$10,641,087	$—
Spectrum	6,375,172	—	—
Balanced	2,552,595	2,620,278	—
Moderate	1,333,092	135,295	—
Conservative	2,298,420	134,386	—
Bond	8,982,216	2,656,435	497,518
Institutional Prime Money Market	1,841	1,504	—

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As presented in the table below, the following Funds elected to defer capital losses for the fiscal year ended December 31, 2019:

	Short-Term Post-October Loss Deferral	Long-Term Post-October Loss Deferral	Total Late Year Loss Deferral
Quantex	$218,672	$127,932	$346,604

7.    Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2019, beneficial owners that held more than 25% of the voting securities of the Funds and may be deemed to control the Funds are as follows:

Fund	Beneficial Owner	Percent of Voting Securities
Institutional Prime Money Market	Meeder Muirfield Fund	36%

2019 Annual Report | December 31, 2019	Page 147

8.    Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9.    Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and concluded no subsequent events required recognition or disclosure in these financial statements.

Page 148	2019 Annual Report | December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Meeder Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets & liabilities, including the schedules of investments, of Meeder Funds comprising Muirfield Fund, Spectrum Fund, Global Allocation Fund, Balanced Fund, Moderate Allocation Fund, Conservative Allocation Fund, Dynamic Allocation Fund, Quantex Fund, Total Return Bond Fund, Prime Money Market Fund, and Institutional Prime Money Market Fund (the “Funds”) as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years or periods in the period then ended for Muirfield Fund, Spectrum Fund, Global Allocation Fund, Balanced Fund, Moderate Allocation Fund, Conservative Allocation Fund, Dynamic Allocation Fund, Quantex Fund, Total Return Bond Fund, Prime Money Market Fund and for each of the four periods or years in the period then ended for the Institutional Prime Money Market Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 27, 2020

2019 Annual Report | December 31, 2019	Page 149

Shareholder Expense Analysis (unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested for the period of time indicated in the table below.

The Actual Expense example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value June 30, 2019		Ending Account Value December 31, 2019		Expenses Paid During Period[1]		Net Expense Ratio[2]
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Muirfield Fund
Retail Class	$1,000.00	$1,000.00	$1,078.10	$1,018.90	$6.55	$6.36	1.25%
Adviser Class	1,000.00	1,000.00	1,078.90	1,020.06	5.34	5.19	1.02%
Institutional Class	1,000.00	1,000.00	1,081.60	1,021.32	4.04	3.92	0.77%
Spectrum Fund
Retail Class	1,000.00	1,000.00	1,073.20	1,015.53	10.03	9.75	1.92%
Adviser Class	1,000.00	1,000.00	1,074.80	1,017.14	8.37	8.13	1.60%
Institutional Class	1,000.00	1,000.00	1,075.50	1,017.54	7.95	7.73	1.52%
Global Allocation Fund
Retail Class	1,000.00	1,000.00	1,069.90	1,016.79	8.71	8.49	1.67%
Adviser Class	1,000.00	1,000.00	1,070.70	1,018.20	7.25	7.07	1.39%
Institutional Class	1,000.00	1,000.00	1,071.60	1,018.85	6.58	6.41	1.26%
Balanced Fund
Retail Class	1,000.00	1,000.00	1,059.80	1,018.10	7.32	7.17	1.41%
Adviser Class	1,000.00	1,000.00	1,062.00	1,019.81	5.56	5.45	1.07%
Institutional Class	1,000.00	1,000.00	1,062.90	1,020.72	4.63	4.53	0.89%
Moderate Allocation Fund
Retail Class	1,000.00	1,000.00	1,047.40	1,018.25	7.12	7.02	1.38%
Adviser Class	1,000.00	1,000.00	1,048.70	1,019.96	5.37	5.30	1.04%
Institutional Class	1,000.00	1,000.00	1,049.50	1,020.06	5.27	5.19	1.02%
Conservative Allocation Fund
Retail Class	1,000.00	1,000.00	1,035.00	1,018.70	6.62	6.56	1.29%
Adviser Class	1,000.00	1,000.00	1,036.80	1,020.32	4.98	4.94	0.97%
Institutional Class	1,000.00	1,000.00	1,037.00	1,020.37	4.93	4.89	0.96%
Dynamic Allocation Fund
Retail Class	1,000.00	1,000.00	1,081.90	1,018.05	7.45	7.22	1.42%
Adviser Class	1,000.00	1,000.00	1,083.00	1,019.46	5.99	5.80	1.14%
Institutional Class	1,000.00	1,000.00	1,083.90	1,020.11	5.31	5.14	1.01%

Page 150	2019 Annual Report | December 31, 2019

	Beginning Account Value June 30, 2019		Ending Account Value December 31, 2019		Expenses Paid During Period[1]		Net Expense Ratio[2]
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Quantex Fund
Retail Class	$1,000.00	$1,000.00	$1,066.30	$1,017.69	$7.76	$7.58	1.49%
Adviser Class	1,000.00	1,000.00	1,067.00	1,018.20	7.24	7.07	1.39%
Institutional Class	1,000.00	1,000.00	1,067.40	1,018.70	6.72	6.56	1.29%
Total Return Bond Fund
Retail Class	1,000.00	1,000.00	1,015.30	1,019.51	5.74	5.75	1.13%
Adviser Class	1,000.00	1,000.00	1,016.40	1,021.12	4.12	4.13	0.81%
Institutional Class	1,000.00	1,000.00	1,016.80	1,021.32	3.91	3.92	0.77%
Prime Money Market Fund	1,000.00	1,000.00	1,009.40	1,023.54	1.67	1.68	0.33%
Institutional Prime Money Market Fund	1,000.00	1,000.00	1,010.20	1,024.50	0.71	0.71	0.14%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

[1]

Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one-half year period).

[2]	Annualized net expense ratio reflects contractual or voluntary waivers and reimbursements of expenses by the investment adviser and transfer agent.

2019 Annual Report | December 31, 2019	Page 151

Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo. The Trustees oversee the management of the Trust and elect its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service with the Meeder Funds, are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust, are indicated by an asterisk (*).

Name, Address[1], and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen[2]	Principal Occupation During Past Five Years and Other Directorships Held
Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President, Meeder Investment Management, Inc.
Stuart M. Allen** Year of Birth: 1961	2006	Trustee	President of Gardiner Allen DeRoberts Insurance LLC, an insurance agency.
Anthony V. D’Angelo** Year of Birth: 1959	2006	Trustee

General Manager, WSYX ABC 6 /WTTE-TV Fox 28 /WWHO television stations, Columbus, Ohio, operated by Sinclair Broadcast Group (2014 – present); Director of Sales (2004 – 2014); Lead Trustee of the Trust.

Jeffrey R. Provence** Year of Birth: 1969	2017	Trustee

CEO, Premier Fund Solutions, Inc. (2001 – present); General Partner & Portfolio Manager, Value Trend Capital Management, L.P. (1995 – present); Director, Blue Chip Investor Funds; Director, PFS Funds; Chairman of the Trust’s Audit Committee.

Dale W. Smith Year of Birth: 1959	2006	Vice President	Co-Chief Investment Officer, Meeder Investment Management, Inc. (2006-present); Chief Financial Officer, Meeder Asset Management, Inc. (2005 - 2017).
Douglas R. Jennings Year of Birth: 1962	2017	Chief Compliance Officer	Chief Compliance Officer, Meeder Investment Management, Inc. (2016 – present); Assistant General Counsel; Partner, Carlile Patchen & Murphy, LLP (2010 – 2016).
Bruce E. McKibben Year of Birth: 1969	2002	Treasurer	Director of Fund Accounting, Mutual Funds Service Co. (1997 – present).
Alaina Salonsky Year of Birth: 1967	2017	Secretary	Compliance Specialist, Meeder Investment Management, Inc. (2017 – present); Teacher, Big Walnut School District, Sunbury, Ohio (2013 – 2017).

[1]	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
[2]	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all eleven Funds in the Trust.
*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Adviser of the Trust.
**	Each independent Trustee is a member of the Trust’s Audit Committee, Compensation Committee, and Nominating Committee.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 1-800-325-3539.

Page 152	2019 Annual Report | December 31, 2019

Board Review and Approval of Investment Advisory Agreement (unaudited)

At a meeting held September 26, 2019, the Board of Trustees (“Board”), including all of its Independent Trustees, met in person to consider the renewal of the investment advisory agreement (“Agreement”) between the Funds and Meeder Asset Management, Inc. (“Adviser”).

Approval Process. Pursuant to the Investment Company Act of 1940 (“1940 Act”), the Board is required to consider the continuation of the Funds’ investment advisory agreement on an annual basis. Prior to the meeting, the Board reviewed materials sent to each Trustee in advance of the meeting in response to the Funds’ independent legal counsel’s supplemental written request pursuant to Section 15(c) of the 1940 Act for the provision to the Trustees of appropriately updated and amended information necessary or appropriate to assist the Trustees in their deliberations concerning renewal of the Agreement between the Adviser and each of the Funds. In reaching the decision to renew the Agreement, the Board also took into account information furnished throughout the year at regular Board meetings. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Funds, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions, execution and other services provided by the Adviser and its affiliates.

Information furnished specifically in connection with the renewal process included a report for the Funds prepared by Broadridge Financial Solutions, Ltd. (“Broadridge”), an independent organization, as well as the Funds’ profitability analysis prepared by the Adviser. The Broadridge report compared each Fund’s advisory fees and expenses with those of other mutual funds deemed comparable to the Fund. The Funds’ profitability analysis discussed the profitability to the Adviser and Mutual Funds Service Co., an affiliate of the Adviser, from the overall Funds’ operations, as well as an analysis based on the profitability resulting from the operation of each individual Fund, utilizing expense allocation methodologies deemed reasonable by the Adviser.

In considering such materials, the Independent Trustees also received assistance and advice from and met separately with the Funds’ independent legal counsel and the chief compliance officer prior to the meeting. In their deliberations, the Board considered the terms of the existing Agreement between the Funds and the Adviser. While attention was given to all of the information furnished, the Board made the following specific findings in connection with its decision to renew the Agreement:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the Adviser and its affiliates, including the reputation, qualifications, experience and capabilities of the personnel performing these services. The Board considered the qualifications of the investment management team and the resources committed to maintaining and improving the Adviser’s quantitative models. The Board noted that the Adviser and its affiliates provide a series of additional administrative services for the Funds, including fund accounting, transfer agency and compliance services, and recognized the continuing expenditures made to support and improve the scope of those services. Consideration was also given to the Adviser’s compliance resources and policies, including the periodic reporting provided to the Board. In making its judgment, the Board also considered the Adviser’s continual management of investment, operational, enterprise, legal and regulatory risk as it relates to the Funds as well as the manner in which the Adviser addressed new regulatory burdens that became effective during the preceding year. The Board concluded that the nature, extent and quality of the services provided by the Adviser have benefited and should continue to benefit each Fund and its shareholders.

Investment Performance. The Board placed emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge reports furnished for the Agreement renewal. The Broadridge report prepared for each Fund showed the investment performance of the Fund for the one-, three-, five-, and ten-year periods, as applicable, ended June 30, 2019 in comparison with a performance universe similar to each Fund’s investment objectives. The Board evaluated performance in light of the investment strategy pursued by the Adviser, measures of investment risk, and steps taken by the Adviser to mitigate risk through active management of the portfolio. The Board noted that the Funds generally underperformed over the short-term and generally outperformed over the long-term. The Board was satisfied with the Adviser’s explanation of the factors that contributed to both the short-term and long-term performance of the Funds. The Board noted the Adviser’s continued efforts to improve performance and improve the quantitative models. The Board concluded that the Funds’ investment results have been satisfactory for renewal of the Agreement and that the Adviser’s record in managing the Funds indicated that its continued management should benefit the Funds and their shareholders.

Costs of Services. Consideration was given to a comparative analysis of the advisory fees and expense ratios of each Fund compared with those of a group of other relevant funds. The Board observed that the Funds’ advisory fees and expenses were within the range of those of other similar funds included in the comparable reports. The Board also considered an analysis comparing the Funds’ advisory fees with the fees charged by the Adviser to private clients, but noted the significant investment, operational, regulatory, and market differences between advising the Funds and advising private clients. The Board was satisfied with the Adviser’s continued efforts to reduce fees and expenses. The Board concluded that the Funds’ cost structures were fair and reasonable in relation to the services provided, and that the Funds’ shareholders receive reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Funds.

Management Profitability. The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Funds’ profitability analysis that addresses the overall profitability of the Meeder Funds’ business as well as the profitability resulting from the operation of each Fund. The Board also took into account management’s expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from recent SEC requirements. The Board determined that the level of profits realized by the Adviser under its Agreement with the Funds was not excessive in view of the nature, quality and extent of services provided.

2019 Annual Report | December 31, 2019	Page 153

Economies of Scale. The Board also considered whether economies of scale are realized as the Funds grow larger and the extent to which this is reflected in the level of advisory fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that economies of scale may develop for certain Funds as their assets increase, and their Fund level expenses decline as a percentage of assets. The Board also considered whether the advisory fee rate is reasonable in relation to the asset size of each Fund and any economies of scale that may exist. The Board acknowledged that the advisory fee structure for each Fund is reasonable and in most instances is tiered by assets under management, allowing the shareholders to benefit from economies of scale as the Funds grow in size. The Board expressed continued satisfaction with each Fund’s fee structure under its Agreement.

Ancillary Benefits. The Board also considered ancillary benefits received by the Adviser as a result of its relationship with the Trust, including its access to research that benefits other clients and the service of its affiliates as transfer agent, administrator and distributor for the Funds. The fees for these services were considered separately in the profitability analysis and the Board considered the revenue and expenses incurred by the Adviser and its affiliates in providing these services. The Board also took into consideration additional contractual breakpoints in certain affiliated service agreements. The Board also considered the benefits derived by the Adviser from soft dollar arrangements, noting that these arrangements are subject to regular reporting and oversight. The Board took the ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to the Adviser by the Funds.

Conclusion. Based upon the foregoing findings as well as all of the information provided by the Adviser, the Board, including all of its Independent Trustees, was satisfied that the terms of the Agreement, including the existing advisory fee structure, are fair and reasonable and in the best interest of the Funds and their shareholders. The Board, including all of its Independent Trustees, therefore approved the continuation of the Agreement effective for a one-year term ending September 30, 2020.

Statement Regarding Liquidity Risk Management Program

In accordance with Rule 22e-4 (“Liquidity Rule”) under the 1940 Act, the Funds have adopted and implemented a liquidity risk management program (“Program”). The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Funds, and the terms, contents and frequency of reporting and escalation of any issues to the Board of Trustees. Liquidity is managed taking account of the investment strategy, liquidity profile, and redemption history, with the objective of maintaining a level of liquidity that is appropriate in light of the Funds’ obligations to the Funds’ shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

The Board of Trustees reviewed the Program during the Funds’ most recent fiscal half-year, including a written report prepared by the Program Administrator. The report reviewed the terms and operation of the Program, investment strategy and liquidity of the Funds, cash flow projections, shareholder concentration and holdings of cash and cash equivalents. The Adviser utilizes quantitative tools that provide daily evaluation of the liquidity of nearly all Funds’ securities. The Program Administrator was satisfied with the design, operation and effectiveness of the Program and reported that there were no liquidity events that materially affected the performance of the Funds or the Funds’ ability to meet their redemption obligations under normal and reasonably foreseeable stressed conditions without dilution to existing shareholders.

The report confirmed that the Funds’ investment strategies utilize highly liquid securities and do not maintain concentrated positions. The Funds also maintain significant holdings of cash and cash equivalents, which were judged suitable to meet redemption needs under ordinary and reasonably stressed market conditions. During the reporting period, the Funds maintained a high level of liquidity and primarily held assets in securities judged highly liquid under the Liquidity Rule. As a result, the Funds see no reason to, and therefore have not adopted a “Highly Liquid Investment Minimum,” as defined under the Liquidity Rule.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risks of the Funds can be found in the Funds’ prospectus.

Other Information

The Trust files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-PORT. In addition, Prime Money Market Fund and Institutional Prime Money Market Fund file their complete schedules of portfolio holdings with the SEC each month on Form N-MFP. Forms N-PORT and N-MFP are available on the SEC’s website at www.sec.gov. Information regarding Fund holdings is also available at www.meederinvestment.com.

The investment adviser is responsible for exercising the voting rights associated with the securities purchased or held by the Funds. A description of the policies and procedures that the adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ending June 30 are available, without charge, by calling 1-800-325-3539 or on the SEC’s website at www.sec.gov.

Page 154	2019 Annual Report | December 31, 2019

Privacy Policy

Meeder Investment Management and the Meeder Funds are committed to maintaining the financial privacy of our current, former and prospective customers. This policy explains how we protect the security and confidentiality of our customer’s information.

PERSONAL INFORMATION WE COLLECT

We may collect information about Meeder customers from a variety of sources, including:

●	Information provided by you or your representative on applications or forms, such as your name, address, date of birth, social security number and investment objectives;

●	Information about the transactions in your account, such as your account balance and transaction history; and

●	Information we obtain from third parties regarding you, to verify your identity or transfer your account.

INFORMATION WE SHARE WITH OUR AFFILIATES

Our affiliates are financial service providers that offer transfer agency, customer accounting, customer servicing, investment advisory, and other financial services. We share information with our affiliates to service your account. In addition, we may also share information with our affiliates to alert you to other products or services offered by Meeder to the extent provided by law. Information collected from customers whose accounts are opened through investment professionals is not shared with Meeder affiliates for marketing purposes.

INFORMATION WE SHARE WITH THIRD PARTIES

On occasion, we share information we collect about you with unaffiliated third parties to perform services in connection with your account, such as processing transactions, preparing and mailing account statements, and other forms of customer servicing. Information provided to third parties may not be used for any other purpose and Meeder does not permit unaffiliated third parties to use customer information to market their products or services.

HOW WE PROTECT INFORMATION ABOUT YOU

We maintain policies, and require all unaffiliated third parties to maintain policies, to safeguard customer information. We restrict access to nonpublic personal information about you to those persons who need to know that information in order to provide products and services to you. We also maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

WHO THIS POLICY APPLIES TO

This policy applies to customers who open relationships directly with Meeder. It applies to Meeder Funds and Meeder’s affiliated companies, including Meeder Asset Management, Meeder Advisory Services, Meeder Public Funds, Adviser Dealer Services and Mutual Funds Service Company.

QUESTIONS

Contact us at 800-325-3539 or visit us online at www.meederinvestment.com

2019 Annual Report | December 31, 2019	Page 155

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Manager and Investment Adviser

Meeder Asset Management, Inc.
6125 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

Board of Trustees

Stuart M. Allen
Anthony V. D’Angelo
Robert S. Meeder, Jr.
Jeffrey R. Provence

Custodian

The Huntington National Bank
Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.
6125 Memorial Drive
Dublin, Ohio 43017

Distributor

Adviser Dealer Services, Inc.
6125 Memorial Drive
Dublin, Ohio 43017

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, Ohio 44115

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. There were no amendments made to, or waivers granted from, the code of ethics during the fiscal year.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Trust has determined that Jeffrey R. Provence is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Provence is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2019	2018
Audit Fees	$123,400	$128,500
Audit-Related Fees	300	300
Tax Fees	51,000	54,500
All Other Fees	1,971	2,200

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including, but not limited to, mileage, lodging, and meals. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including the review and preparation of the Funds’ income tax returns, the review and preparation of the Funds’ excise tax returns, the review of supporting schedules and documentation provided by management, the review and recalculation of the Funds’ estimated distribution calculations, and the review of wash sales for reasonableness. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 0% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $65,140 and $69,450 respectively.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Meeder Funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	March 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	March 4, 2020

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date:	March 4, 2020